As filed with the Securities and Exchange Commission on May 29, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Annual Report March 31, 2020

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213)  633-8200

fundinfo@doubleline.com || www.doubleline.com

Annual Report	March 31, 2020	3

President’s Letter	(Unaudited) March 31, 2020

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2020. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2020

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2020

•     Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2020, the Bloomberg Barclays U.S. MBS Index returned 7.03%, underperforming the Bloomberg Barclays U.S. Government/Credit Bond Index and outperforming the Bloomberg Barclays U.S. Corporate Index. During the period, rates rallied across the U.S. Treasury yield curve, with 2-year yields decreasing by 202 basis points (bps) and 10-year yields decreasing by 174 bps. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 56 bps and refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by over 250%. Overall gross issuance of Agency MBS increased to approximately $1.80 trillion over the 12-month period, and net issuance increased to approximately $248 billion. At the end of the period, the Federal Reserve (the Fed) announced and implemented an infinite Quantitative Easing program in response to the sharp decline in economic activity arising out of the governmental and market reaction to the COVID-19 pandemic. The Fed stated it would purchase Agency MBS to support smooth market functioning and effective transmission of monetary policy. As of March 31, the Fed’s gross Agency MBS purchases totaled $295 billion. While purchases included TBA-eligible pools (primarily current coupon production), they did not include Agency collateralized mortgage obligations (“CMOs”). Overall purchasing activity experienced a steep decline at the end of the period as many people who were interested in buying new homes were confronted with “shelter in place” orders.

•     Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2020, spreads were significantly wider for Non-Agency MBS. Given the backdrop of the governmental and market reaction to the COVID-19 pandemic at the end of the period, the market was processing potential outcomes including the probability of many homeowners struggling to make payments and potential forbearance scenarios. Net issuance reached approximately $110 billion over the period, outpacing the same period a year ago ($87 billion). Housing market fundamentals remained strong for home price appreciation as prices finished the period 3.1% higher than a year ago. Mortgage rates were supportive for home prices as Freddie Mac 30-year Commitment Rates fell by 56 bps to finish the period at 3.5%. This highlights that the housing market was on a positive trajectory pre-COVID-19, but by period-end some mortgage brokers believed that home prices would fall by 3% by the end of 2020. Given the material credit spread widening and general market volatility in March 2020, we believe that new issuance across the sector will be muted for the foreseeable future. We believe mortgage servicers are the focal point during this time as borrowers pursue forbearance. Servicers must advance principal and interest payments under particular circumstances but servicers may not have the capital to do so for a prolonged period of time. Any expansion in the Term Asset-Backed Securities Loan Facility (TALF) program by the Fed to include Non-Agency MBS bonds would be a relief for this market. Any support for mortgage servicers directly would also be supportive and perhaps stymie further deleveraging from Real Estate Investment Trusts (REITs) receiving margin calls based upon this bearish premise.

•    Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2020, new issuance of $116.9 billion of CMBS priced compared to $88.5 billion for the previous 12-month period. New issue CMBS spreads were wider, alongside broader spreads in credit and equity indices and a sharp decline in interest rates at the end of the period, as a result of market volatility associated with the governmental and market reaction to COVID-19. Private-label CMBS issuance set a post-crisis record in 2019 with $112.9 billion. Higher than expected issuance in 2019 was aided by robust Commercial Real Estate (CRE) fundamentals, lower interest rates, and stable investor demand. While this sentiment leaked into 2020, with a record setting issuance in December, March saw a material slowdown in new issuance given broader market volatility associated with reactions to COVID-19. Spreads on 10-year AAA last cash flows (LCFs) and BBB- bonds widened materially, especially over a span of the last two weeks of the period. This was largely liquidity driven as fund redemptions and levered CMBS investors created a liquidity vacuum for CMBS bonds as supply flooded the secondary market with limited dealer support. The Trepp CMBS Delinquency Rate for CRE loans had fallen in 20 of the last 26 months to 2.07% as of period end, 81 bps lower year-over-year. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 6.13%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 6.46% on the national level for the 12-month period ended February 29, 2020, as compared to 6.67% over the previous 12-month period.

•     Emerging Markets (EM) Debt

For the 12-month period ended March 31, 2020, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the J.P. Morgan Corporate

Annual Report	March 31, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2020

Emerging Markets Bond Index (CEMBI) Broad Diversified, posted negative returns of -6.84% and -3.39%, respectively. For the period, the sovereign and corporate indices’ spreads widened 275 bps and 263 bps, respectively, as measured by the EMBI and CEMBI. Spreads grinded marginally tighter over the first 10 months of the period as central banks continued to provide accommodative measures and U.S.–China trade negotiations made positive strides, culminating in the “Phase 1” trade deal reached in January 2020. In late February and the first 3 weeks of March 2020, EM spreads widened to levels that had not been reached since the global financial crisis of 2008 as global markets grappled with the impact of a global economic shutdown due to the governmental and market reaction to COVID-19. EM Investment Grade (IG) credits significantly outperformed their High Yield (HY) counterparts over the period in both the EMBI and CEMBI. At the regional level, Europe was the best performing region and Africa was the worst performing region for both the sovereign and corporate indices, as measured by the EMBI and CEMBI.

•    International Sovereign

For the 12-month period ended March 31, 2020, the Financial Times Stock Exchange World Government Bond Index (FTSE WGBI) posted a 6.17% return. The positive performance over the period was driven primarily by falling global bond yields which offset foreign exchange market (FX) depreciation against the U.S. Dollar (USD), as indicated by the U.S. Dollar Index (DXY), which rose 1.81% over the period. Global government yields declined amid a deteriorating outlook for economic growth and increased intervention from central banks. The Fed lowered rates by a cumulative 75 bps in the second half of 2019 amid concerns about slowing global growth and elevated trade tensions with China. The Fed cut rates further by 150 bps in the last quarter of the period to near zero, deployed substantial liquidity measures, and expanded its asset purchase program in an emergency response to the anticipated economic impact of the governmental and market reaction to the COVID-19 pandemic. The USD strengthened against most of its G-10 peers, as well as emerging market currencies, amid a ‘flight-to-safety’ response due to concerns about the economic impact from lockdown measures taken to contain the spread of COVID-19. U.S. government bond exposure was the largest positive contributor to performance in the FTSE WGBI, while Australia, South Africa and Mexico government bond exposures were the largest detractors of performance for the period.

•    Investment Grade (IG) Credit

For the 12-month period ended March 31, 2020, the Bloomberg Barclays U.S. Credit Index provided a total return of 5.10%. IG credit spreads began the period at 113 bps and ended the period at 90 bps. However, spreads widened back out to 255 bps by March 31, 2020 as countries put large parts of their economies into lockdown in response to COVID-19, causing havoc in the financial markets. Yields for the period went from a low of 2.14% on March 6 to a high of 4.22% on March 20. The Index underperformed duration-matched Treasuries by 1,009 bps for the period. The Index’s best-performing sectors for the period on a total return basis were Wirelines, Supermarkets, Cable Satellite, Pharmaceuticals, and Industrial (other). The Index’s worst performing sectors on a total return basis were Independent Energy, Leisure, Oil Field Services, Midstream, and Refining. USD IG new issuance for the period was $1.449 trillion gross and $486.6 million net. This represents an increase of 20.4% and 56.3% from the 12-month period ending March 31, 2019 on a gross and net basis, respectively.

•    Bank Loans

For the 12-month period ended March 31, 2020, the S&P/LSTA Leveraged Loan Index returned -9.16%, with pressure from the -12.37% return in March. Consistent with the negative returns, higher quality credits outperformed lower quality credits. BB-rated loans returned -6.61%, ahead of B-rated loans (-9.50%) and CCC-rated loans (-22.98%). The Index’s worst performing sectors were Nonferrous Metals-Minerals (-42.67%) and Oil & Gas (-38.88%), while the only sector with positive returns was Cable & Satellite, up 0.41%. The weighted-average bid price of the Index at the end of the period was $82.85, down 14% from $96.41 in March 2019. The trailing 12-month default rate (by issuer count) remained low but rose from 1.40% in March 2019 to 2.02% in March 2020, as reported by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ.

•    U.S. High Yield (U.S. HY)

For the 12-month period ended March 31, 2020, the Bloomberg Barclays U.S. Corporate High Yield Index returned -6.94%. Intermediate maturity bonds returned -7.09%, underperforming longer maturity bonds, which returned -3.10%. Higher-rated bonds outpaced those with lower ratings, as BB-rated bonds returned -3.19%, single-B bonds returned -6.81%, and CCC-rated bonds returned -18.80%. For the period, notable outperformers by industry were Wireless, Supermarkets, and Railroads. Notable underperformers over the period were Oil Field Services, Independent Energy, and Retail REITs.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2020

•     Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2020, the CLO market saw a total of $106.41 billion in new issuance and an additional $57.7 billion in refinancing and reset activity. Excluding the last month of the period, investment grade CLO spreads were tighter on average while lower mezzanine tranches saw some spread widening. During March 2020, however, the broader market experienced heightened volatility brought on by the governmental and market reaction to the COVID-19 pandemic as did the CLO market with spreads widening significantly up and down the capital structure. This volatility caused the J.P. Morgan CLO Total Return Level Index to dip into negative territory, ending the period with a total return of -4.97%.

•    Global Equities

For the 12-month period ended March 31, 2020, Global Equities, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), were down 10.78%. U.S. equities outperformed, with the S&P 500 Index returning -6.98% during the period. European equities underperformed the broader market, with the Eurostoxx 50 Index returning -13.90%. Asian equity markets outperformed, with Japanese equities, as measured by the Nikkei 225 Index, down 8.92%. Chinese equities, as measured by the Shanghai Composite Index, were down 8.84%. EM equities, as measured by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), significantly underperformed the broader market, and were down 17.42% over the period.

•     Commodities

For the 12-month period ended March 31, 2020, the broad commodity market declined by 42.08% and 23.71% as measured by the S&P Goldman Sachs Commodity Index (GSCI) and Bloomberg Commodity Excess Return Index, respectively. The best performing sector was Precious Metals, which rallied 17.29% as Gold increased 20.03% and Silver declined 9.28%. The worst performing sector was Energy, which declined 60.34%; WTI (West Texas Intermediate) Crude and Brent Crude plunged 66.59% and 58.02%, respectively. Agriculture declined 7.19% with the best performer, Wheat, up 20.41% while the worst performer, Cotton, declined 36.35% for the period. As Industrial Metals declined 23.53%, the best performing industrial metal was Nickel (-12.32%) and the worst was Zinc (-32.91%).

•    Infrastructure Debt

For the 12-month period ended March 31, 2020, Infrastructure-related Debt produced slightly negative total returns. Similar to other asset classes, Infrastructure returns were firmly in positive territory through February 2020, but ultimately fell victim to the sharp market selloff that occurred in March 2020. Political and investor reactions to the COVID-19 pandemic caused a significant amount of selling pressure on many segments of the market, and some Infrastructure Debt assets weathered this shock better than others. Utilities and other countercyclical names generally experienced only modest price declines while most structured product cohorts suffered steeper declines. Nominal spreads on the infrastructure assets that we track rose by about 325 basis points over the period, with the majority of the spread change occurring in March 2020.

•     Asset-Backed Securities (ABS)

For the 12-month period ended March 31, 2020, the Bloomberg Barclays U.S. ABS Index returned 2.79% and ABS gross new issuance was approximately $188 billion. Similar to other risk assets, ABS faced two major headwinds during this time period: the U.S.-China trade conflict and governmental and market reaction to the COVID-19 pandemic. The trade conflict weighed on ABS performance as it generally brought U.S. interest rates lower and ABS spreads lagged the spread tightening experienced by longer duration sectors such as corporate bonds. The actions taken by governments in response to the COVID-19 pandemic were especially punitive for ABS because it caused price declines for global transportation assets as well as consumer-related exposures in the U.S. As of period-end, the Fed programs supported corporate bonds more than ABS, particularly relative to the portions of the ABS market in which we typically find value.

•    U.S. Large Cap Equities

For the 12-month period ended March 31, 2020, the activity in the U.S. equity market was unprecedented. At the beginning of the period, the U.S. equity markets had just rebounded sharply from the near-bear market of late 2018. Thanks to the Fed’s quick “pivot” away from higher short-term interest rates and quantitative tightening, the S&P 500 Index was already over 21% off its lows and within days of a new all-time high at the beginning of the period. For the first 6-months of the period, the Index shrugged off gradually

Annual Report	March 31, 2020	7

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2020

deteriorating fundamental data to close above 3,000 for the first time and set a series of new highs. International economic metrics felt the impact of the ongoing U.S.-China trade war and domestically, the job market and consumer sector remained strong. With corporate profits essentially flat compared to 2018, equity values were increasing through multiple expansion. At the end of summer 2019, “Trade Peace” broke out with the “Phase I” trade agreement announcement with China. Macroeconomic data showed some signs of improvement at the same time as the Fed followed their July rate cut with cuts in September and October. Risk assets likely also benefited from the liquidity provided by the Fed’s wholesale funding actions launched in September. By the end of December, the Fed had undone over half of the “quantitative tightening” of 2018 and 2019. By late February 2020, the Index had returned nearly 22% from its March 31, 2019 levels and was at all-time highs, with valuations rich by historical standards and corporate buybacks the leading incremental buyer of shares. Corporations, however, continued to show little or no earnings growth. This was a recipe for disappointment and the trigger was to come from an unexpected source: the governmental and market reaction to the COVID-19 pandemic. The S&P 500, which closed at an all-time high as recently as February 19, quickly entered a bear market. At period-end, the Index had lost over a third of its peak level before staging a sharp 17.43% recovery in the final five trading days of the month bringing returns for the period to -6.98%.

•     Government Securities

For the 12-month period ended March 31, 2020, activity in the U.S. Government sector was tumultuous. The period began with the U.S. Treasury market in the midst of a powerful and sustained rally that started in November 2018. The ongoing decline in growth and inflation prompted the Fed to cut the Fed Funds rate in July 2019 for the first time in over 10 years. The 10-year U.S. Treasury yield fell to a cycle low of 1.43% in September, then stabilized in a 1.50% to 2.00% range through year-end. By early January 2020, the 10-year yield had drifted to the upper end of the range, reaching 1.94% on generally upbeat assessments of the outlook for economic growth. While the initial investor reaction to COVID-19 was subdued, the rapid spread of COVID-19 and the dramatic measures taken in March to combat it became a grave threat to global economies and Treasury yields plummeted. U.S. Treasuries were purchased against the wholesale liquidation of virtually all other assets as the drop in yields was compounded by an oil price war. On March 3, the Fed intervened and announced an intra-meeting 50 bps rate cut. On March 15, it announced a second emergency rate cut (bringing the Fed Funds rate to near-zero), swap lines with foreign central banks, unlimited repo financing, and a massive, open-ended, asset purchase program that included, among others, U.S. Treasuries. Treasury yields and the shape of the yield curve were extremely volatile throughout March. By the end of the period, however, the Fed’s aggressive steps appeared to have made considerable progress toward restoring U.S. Treasury market liquidity. The Bloomberg Barclays U.S. Government Bond Index returned 7.24% over the period and the Bloomberg Barclays U.S. Treasury-Inflation Protected (TIPS) Total Return Index returned 2.50%.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2020

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2020, the DoubleLine Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%. The underperformance was primarily driven by duration positioning, and an underweight position to U.S. Treasuries relative to the Index. The Fund’s average duration of 3.53 years remained shorter than the Index’s average duration of 5.80 years, which detracted from performance as rates broadly fell, with 2-year and 10-year U.S. Treasury yields down 201 bps and 174 bps, respectively. Agency MBS was the largest contributor to performance. Securitized credit sectors detracted from performance for the period, with a majority of the underperformance stemming from volatility during the month of March 2020. ABS and CMBS were the two largest detractors from performance, largely due to concerns regarding aviation ABS and mortgage forbearance uncertainty as a result of governmental responses to COVID-19.

12-Month Period Ended 3-31-20	1-Year

I-Share	2.97%

N-Share	2.71%

R6-Share*	3.00%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%

*	The inception date of the Class R6 shares was 7/31/2019. The returns shown for the period prior to its inception date reflect the actual unadjusted returns of the Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Core Fixed Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%. During the period, U.S. Treasury rates fell across the yield curve and a portion of the Fund’s underperformance can be attributed to the underweight position in duration at 4.52 years versus the Index’s duration of 5.69 years. U.S. Government securities and Agency MBS were the largest contributors to performance as both asset classes benefitted from falling U.S. Treasury rates for the period. The bout of volatility at period-end retraced a large portion of positive performance for fixed income assets with credit risk. Specifically, holdings of CMBS, EM Debt, and CLOs were the largest detractors to overall performance for the period.

12-Month Period Ended 3-31-20	1-Year

I-Share	1.42%

N-Share	1.17%

R6-Share*	1.44%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%

*	The inception date of the Class R6 shares was 7/31/2019. The returns shown for the period prior to its inception date reflect the actual unadjusted returns of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Emerging Markets Fixed Income Fund posted negative performance and underperformed its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index. Negative returns across the Fund and the Index were driven by significant credit spread widening, which was offset only partially by lower U.S. Treasury yields and accrued interest. Over the period, IG credit significantly outperformed HY credit, and Africa and Latin America were the worst performing regions in the Index. A higher allocation to HY credit and an overweight positioning in Latin American countries negatively impacted relative Fund performance. An overweight positioning in corporate issuers, which outperformed their sovereign counterparts, supported the Fund’s performance.

12-Month Period Ended 3-31-20	1-Year

I-Share	-10.43%

N-Share	-10.68%

J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index	-6.84%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2020	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2020, the DoubleLine Multi-Asset Growth Fund underperformed its benchmarks. The equity sleeve underperformed Global Equities, which were down 10.78%, as measured by the MSCI ACWI. An overweight position in EM equities, exposure to the Shiller Barclays CAPE® U.S. Sector TR USD Index (achieved through swaps), and energy stocks detracted from performance. The fixed income sleeve contributed positively to performance, particularly the U.S. Treasuries and Agency MBS; however, an overweight exposure to securitized credit detracted from performance, leading to underperformance versus the Bloomberg Barclays Global Aggregate Bond Index. The short USD position detracted from performance for the period. Investments in real assets detracted from performance as well, driven by a systematic long/short commodity strategy, which is executed through the use of swap contracts.

12-Month Period Ended 3-31-20	1-Year

I-Share	-12.32%

A-Share

Without Load	-12.42%

With Load	-16.14%

S&P 500® Index	-6.98%

Blended Benchmark: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%)	-4.94%

Blended Benchmark: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index Hedged to USD (40%)	-4.02%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2020, the DoubleLine Low Duration Bond Fund underperformed the ICE BofAML 1-3 Year U.S. Treasury Index return of 5.42%. U.S. Treasury yields fell substantially over the period, with the 1-year yield falling 223 bps and the 5-year yield falling 185 bps. CMBS and EM debt were the largest detractors from the Fund’s performance, while Agency MBS and U.S. Treasuries contributed positively to performance during the period.

12-Month Period Ended 3-31-20	1-Year

I-Share	-1.59%

N-Share	-1.84%

R6-Share*	-1.58%

ICE BofAML 1-3 Year U.S. Treasury Index	5.42%

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index	4.63%

*	The inception date of the Class R6 shares was 7/31/2019. The returns shown for period prior to its inception date reflect the actual unadjusted returns of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2020, the DoubleLine Floating Rate Fund outperformed the S&P/LSTA Leveraged Loan Index return of -9.16%. Within the Bank Loan allocation, the Fund generally maintained an overweight position in single-B credits and an underweight position in BB and CCC credits. The Fund’s low-weighting in CCC loans contributed positively to performance, while the underweight of BB loans and overweight of single-B loans detracted from performance. A bias towards higher quality credits among single-B names contributed positively to performance. On a sector basis, overweight positions in Healthcare and Food Products were beneficial to performance, while a small overweight in Food/Drug Retailers detracted from performance. An underweight position in Electronics/Electrical detracted from performance, while an underweight exposure to Retailers contributed positively to performance. The

10	DoubleLine Funds Trust

(Unaudited) March 31, 2020

HY allocation outperformed the Index over the period, given the relative high quality and low duration of those investments, and the Fund’s small cash balance also helped performance.

12-Month Period Ended 3-31-20	1-Year

I-Share	-7.99%

N-Share	-8.32%

S&P/LSTA Leveraged Loan Index	-9.16%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2020, the DoubleLine Shiller Enhanced CAPE® Fund underperformed the S&P 500 Index return of -6.98%. During the period, the Shiller Barclays CAPE® US Sector TR USD Index (the “CAPE Index”) (which the Fund gained exposure to through the use of swap contracts) was allocated to nine sectors over the course of the period: Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Healthcare, Industrials, Materials, and Technology. The sectors providing the highest returns when constituents of the CAPE Index were Technology, Consumer Staples, and Healthcare, all of which delivered positive returns. The most negative returns were in the Financials, Materials, and Industrials sectors. The fixed income collateral portfolio decreased in value during the period. The three fixed income sectors with the highest returns within the portfolio were U.S. Governments and Agency MBS, both of which delivered positive returns, as well as IG corporates. The fixed income sectors declining most in value during the period were CMBS, ABS, and Bank Loans.

12-Month Period Ended 3-31-20	1-Year

I-Share	-16.78%

N-Share	-17.00%

R6-Share*	-16.68%

S&P 500® Index	-6.98%

Shiller Barclays CAPE® US Sector TR USD Index	-10.27%

*	The inception date of the Class R6 shares was 7/31/2019. The returns shown for the period prior to its inception date reflect the actual unadjusted returns of the Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Flexible Income Fund underperformed the ICE BofA Lynch 1-3 Year Eurodollar Index (formerly the ICE BofAML 1-3 Year Eurodollar Index) return of 2.96%. During the last two months of the period, the risk-off sentiment increased, turning many sectors negative and detracting from performance. Securitized credit assets, IG Corporates and EM debt all experienced negative returns as the market repriced credit risk in light of the impact on the global economy from the governmental and market reaction to the COVID-19 pandemic. U.S. Governments and Agency MBS contributed positively to performance over the period as market participants sought out Fed-supported asset classes for protection as volatility increased at the period-end.

12-Month Period Ended 3-31-20	1-Year

I-Share	-9.06%

N-Share	-9.30%

R6-Share*	-9.04%

ICE BofA 1-3 Year Eurodollar Index	2.96%

LIBOR** USD 3 Month	2.14%

*	The inception date of the Class R6 shares was 7/31/2019. The returns shown for the period prior to its inception date reflect the actual unadjusted returns of the Class I shares.
**	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2020	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Low Duration Emerging Markets Fixed Income Fund outperformed the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index return of -2.81%. The Fund benefitted from an overweight position in IG credits, which significantly outperformed their HY counterparts over the period. The Fund’s underweight positioning in Africa credits also supported the Fund’s performance as Africa was the worst performing region in the Index over the period.

12-Month Period Ended 3-31-20	1-Year

I-Share	-0.62%

N-Share	-0.77%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	-2.81%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2020, the DoubleLine Long Duration Total Return Bond Fund outperformed the Bloomberg Barclays U.S. Long Government/Credit Index return of 19.32%. U.S. Government exposure within the Fund was the primary driver of outperformance. Additionally, the Fund’s overweight to Agency MBS contributed to relative performance and outperformed corporate benchmark exposure. Over the period, the Fed cut rates a cumulative 225 bps, of which 150 bps came in the first quarter of 2020. On average, the Fund maintained a duration of 15.35 years compared to the benchmark duration of 15.84 years.

12-Month Period Ended 3-31-20	1-Year

I-Share	24.85%

N-Share	24.44%

Bloomberg Barclays U.S. Long Government/Credit Index	19.32%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2020, the DoubleLine Strategic Commodity Fund declined 28.25%. During the period the broad commodity market declined by 41.01% and 22.31% as measured by the S&P GSCI and BCOM, respectively. The Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCISM) (beta exposure), which the Fund gained exposure to through the use of swaps contracts, declined by 27.42% while the DoubleLine Commodity Long Short Strategy (DCLS) (tactical exposure), a systematic long/short commodity strategy implemented through swap contracts, decreased by 19.96%. The Fund’s underperformance relative to the BCOM was driven by the underperformance of the MS BFMCISM and the Fund’s allocation timing to the DCLS. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which added incremental return in the period.

12-Month Period Ended 3-31-20	1-Year

I-Share	-28.25%

N-Share	-28.28%

Bloomberg Commodity Index Total Return	-22.31%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2020, the DoubleLine Global Bond Fund underperformed the FTSE WGBI return of 6.17%. Global government bond yields generally fell over the period and most relevant FX pairs depreciated against the USD. Accordingly, relative performance to the benchmark was hurt by the Fund’s shorter duration of 5.4 years and underweight position in the U.S. As of 3/31/2020,

12	DoubleLine Funds Trust

(Unaudited) March 31, 2020

the benchmark duration was 8.6 years. Overweight positioning in South Africa, Mexico and the Central Eastern Europe countries also detracted from performance during the period.

12-Month Period Ended 3-31-20	1-Year

I-Share	0.43%

N-Share	0.23%

FTSE World Government Bond Index (WGBI)	6.17%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Infrastructure Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%. The primary driver of underperformance was asset allocation. The Index consistently maintained a roughly 40% allocation to U.S. Treasuries, which was the top-performing fixed income sector over the period during a sharp flight-to-quality event. The Fund held U.S. Treasuries during this period, but on a much smaller scale than the Index. During the period, several Fed programs supported Agency MBS and IG corporate markets, two sectors that are more heavily weighted in the Index than the Fund. The Fund’s allocations to structured products and EM debt detracted from performance, as these sectors were generally left unaddressed by the Fed’s actions.

12-Month Period Ended 3-31-20	1-Year

I-Share	-2.32%

N-Share	-2.55%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 12-month period ended March 31, 2020, the DoubleLine Ultra Short Bond Fund underperformed the ICE BofA 3-Month U.S. Treasury Bill Index return of 2.25%. The 3-month U.S. Treasury yield decreased 2.32% to end the period at 0.06%, while 3-month LIBOR decreased 1.15% to end the period at 1.45%. Within the Fund, corporate credit underperformed 3-month U.S. Treasuries, with corporate spreads widening as measured by the Bloomberg Barclays U.S. 1-3 Year Credit Index. The relative underperformance of the Fund’s corporate credit position was due to the Fund being overweight commercial paper and floating rate notes. Treasury Bills outperformed the corporate credit sell-off caused by the reactions to the COVID-19 pandemic at the period-end.

12-Month Period Ended 3-31-20	1-Year

I-Share	-0.04%

N-Share	-0.19%

ICE BofA 3-Month U.S. Treasury Bill Index	2.25%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2020, the DoubleLine Shiller Enhanced International CAPE® underperformed the broad European equity market as measured by the MSCI Europe Index return of -15.50%. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (“the CAPE Index”), which the Fund gained exposure to through the use of swap contracts, was allocated to seven sectors over the course of the period: Communication Services, Consumer Discretionary, Consumer Staples, Healthcare, Industrials, Materials, and Utilities. The sectors providing the best returns when constituents of the CAPE Index were Healthcare and Utilities, both of which were positive, and Industrials. The most negative returns were in the Consumer Discretionary, Communication Services, and Materials sectors. The fixed income collateral portfolio decreased in value during the period. The three fixed income sectors with the

Annual Report	March 31, 2020	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

highest returns within the portfolio were U.S. Governments, Agency MBS, and ABS, all of which delivered positive returns. The fixed income sectors declining most in value during the period were CMBS, Bank Loans, and CLOs.

12-Month Period Ended 3-31-20	1-Year

I-Share	-20.29%

N-Share	-20.50%

MSCI Europe Index	-15.50%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Colony Real Estate and Income Fund

For the 12-month period ended March 31, 2020, the DoubleLine Colony Real Estate and Income Fund outperformed the Dow Jones U.S. Select REIT Total Return Index return of -23.96%. Exposure to the REIT sector of the U.S. equity market was obtained through exposure to the Colony Capital Fundamental U.S. Real Estate Index, which the Fund gained through the use of swap contracts. The fixed income collateral portfolio decreased in value during the period. The three fixed income sectors with the highest returns within the portfolio were U.S. Governments and Agency MBS, which delivered positive returns, as well as IG Corporates. The fixed income sectors declining most in value during the period were CMBS, Bank Loans, and Non-Agency MBS.

12-Month Period Ended 3-31-20	1-Year

I-Share	-22.08%

N-Share	-22.21%

Dow Jones U.S. Select REIT Total Return Index	-23.96%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the period since inception on June 28, 2019 through March 31, 2020, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed the J.P. Morgan GBI-EM Global Diversified TR Index return of -11.51%. Negative returns were driven by sharp FX depreciation against the USD in the first quarter of 2020. An overweight positioning in Argentina earlier in the period and underweight positioning in Thailand and Turkey detracted from relative performance. An overweight position in the Philippines and Israel, as well as an underweight position in South Africa, contributed positively to performance.

Period Ended 3-31-20	Since Inception* (Not Annualized)

I-Share	-12.52%

N-Share	-12.69%

J.P. M GBI-EM Global Diversified TR Index	-11.51%

*	Inception 6-28-2019

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Income Fund

For the period since inception on September 3, 2019 through March 31, 2020, the DoubleLine Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.60%. The underperformance was driven by substantial credit spread widening during the period and having less exposure to U.S. Treasuries than the Index. Prior to the market volatility at period-end, the Fund was underperforming the Index as a result of not having any U.S. Treasury exposure as U.S. rates rallied notably. The duration of the portfolio of 3.2 years was also significantly less than that of the Index of 5.7 years, which detracted from performance as well. The Fed purchase program at period-end began to purchase U.S. Treasuries and Agency MBS to stabilize markets, and Agency MBS was the best performing sector for the period as a result. Conversely, holdings in Non-Agency MBS, CLOs, and CMBS detracted from performance largely as a result of not being a part of the Fed purchase program. The ABS allocation within the portfolio largely consists of subsectors that are not a part of the Fed purchase program.

Period Ended 3-31-20	Since Inception* (Not Annualized)

I-Share	-17.35%

N-Share	-17.46%

Bloomberg Barclays U.S. Aggregate Bond Index	2.60%

*	Inception 9-3-2019

14	DoubleLine Funds Trust

(Unaudited) March 31, 2020

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the summary or statutory prospectus by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read the prospectus carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine displays credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND

Annual Report	March 31, 2020	15

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE DOUBLELINE STRATEGIC COMMODITY FUND (“FUND”) SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the DoubleLine Colony Real Estate and Income Fund is required to include the following disclaimers in its Prospectus. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the DoubleLine Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2020

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved. Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index. Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA. The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

Basis Points (bps)—A basis point equals 0.01%.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. 1-3 Year Credit Index—This index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-US agency bonds that have a remaining maturity of at least one year and less than three years.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (“or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Aggregate 1-3 Year Index—This index represents the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment-grade CMBS and includes only CMBS that are Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s.

Bloomberg Barclays U.S. Corporate Index—An index that represents the total return measure of the corporates portion of the Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. Government Bond Index—This index is comprised of the U.S. Treasury and U.S. Agency Indices, the Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures (securities issued by U.S. government-owned or government-sponsored entities, and debt explicitly guaranteed by the U.S. government).

Annual Report	March 31, 2020	17

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Commodity Excess Return Index—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Bloomberg Commodity Total Return Index (BCOM)—An index that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The BCOM Total Return Index includes collateral to the futures in the form of treasury securities.

Colony Capital Fundamental U.S. Real Estate Index—This Index is a rules-based index that incorporates the fundamental criteria originally developed by Colony Capital, Inc. The Index is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of REITs. It is not possible to invest directly in an index.

Dow Jones U.S. Select REIT Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Fed Funds Rate—The interest rate at which banks and other depository institutions lend money to each other, usually on an overnight basis. The law requires banks to keep a certain percentage of their customer’s money on reserve, where the banks earn no interest on it.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

FTSE World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

G-10 (Group of 10)—The G10 consists of eleven industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE BofA 1-3 Year Eurodollar Index—This index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE BofA 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct soversign debt of the U.S. Government having a maturity of at least one year and less than three years.

ICE BofA 3-Month Treasury Bill Index—This index is an unmanaged index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

J.P. Morgan CLO TR Level Index—This index holistically captures the USD-denominated CLO market, representing over 3000 instruments at a total par value of US $236.1 billion. It allows market participants to track securitized loan market valuations.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

J.P. Morgan GBI-EM Global Diversified Index—This index tracks local currency bonds issued by Emerging Market governments.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—A market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

18	DoubleLine Funds Trust

(Unaudited) March 31, 2020

Morgan Stanley Capital International (MSCI) Europe Net Total Return Index—The index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—Trepp, LLC, provides information, analytics and technology to the structured finance, commercial real estate (CRE) and banking markets. A delinquency rate is the percentage of loans within a loan portfolio that have delinquent payments.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Annual Report	March 31, 2020	19

Standardized Performance Summary	(Unaudited) March 31, 2020

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com. Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-20)	Expense Ratio

I Share (DBLTX)	2.97%	3.15%	2.67%	5.61%	0.48%

N Share (DLTNX)	2.71%	2.90%	2.42%	5.36%	0.73%

R6 Share (DDTRX)[1]	3.00%	3.16%	2.68%	5.61%	0.43%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	4.82%	3.36%	3.95%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 3-31-20)	Expense Ratio

I Share (DBLFX)	1.42%	2.54%	2.35%	4.67%	0.48%

N Share (DLFNX)	1.17%	2.29%	2.07%	4.41%	0.73%

R6 Share (DDCFX)[2]	1.44%	2.55%	2.35%	4.67%	0.43%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	4.82%	3.36%	3.75%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-20)	Expense Ratio

I Share (DBLEX)	-10.43%	-1.43%	1.53%	3.84%	0.89%

N Share (DLENX)	-10.68%	-1.68%	1.27%	3.59%	1.14%

J.P. Morgan Emerging Markets Bond Index Global Diversified	-6.84%	0.42%	2.82%	4.92%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 3-31-20)	Expense Ratio

I Share (DMLIX)	-12.32%	-2.03%	0.63%	2.08%	1.35%

A-share (DMLAX)[3]					1.60%

A-share (No Load)	-12.42%	-2.25%	0.40%	1.82%

A-share (With Load)	-16.14%	-3.65%	-0.47%	1.34%

S&P 500® Index	-6.98%	5.10%	6.73%	10.45%

Blended Benchmark USD Unhedged[4]	-4.94%	2.58%	2.99%	4.42%

Blended Benchmark USD Hedged[4]	-4.02%	3.04%	3.35%	5.21%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 3-31-20)	Expense Ratio

I Share (DBLSX)	-1.59%	1.10%	1.45%	1.87%	0.43%

N Share (DLSNX)	-1.84%	0.85%	1.20%	1.61%	0.68%

R6 Share (DDLDX)[5]	-1.58%	1.10%	1.46%	1.87%	0.38%

ICE BofAML 1-3 Year U.S. Treasury Index	5.42%	2.70%	1.85%	1.33%

Bloomberg Barclays U.S. Aggregate 1-3 Yr Bond Index	4.63%	2.63%	1.93%	1.56%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (2-1-13 to 3-31-20)	Expense Ratio

I Share (DBFRX)[6]	-7.99%	-0.63%	0.60%	1.42%	0.65%

N Share (DLFRX)[6]	-8.32%	-0.92%	0.32%	1.19%	0.89%

S&P/LSTA Leveraged Loan Index	-9.16%	-0.78%	1.14%	1.90%

20	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (10-31-13 to 3-31-20)	Expense Ratio

I Share (DSEEX)	-16.78%	1.50%	6.71%	9.07%	0.57%

N Share (DSENX)	-17.00%	1.25%	6.46%	8.80%	0.82%

R6 Share (DDCPX)[7]	-16.68%	1.54%	6.74%	9.09%	0.52%

S&P 500® Index[8]	-6.98%	5.10%	6.73%	8.42%

Shiller Barclays CAPE® U.S. Sector TR USD Index[8]	-10.27%	4.16%	8.20%	9.69%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-7-14 to 3-31-20)	Expense Ratio

I Share (DFLEX)	-9.06%	-0.90%	0.63%	1.16%	0.76%

N Share (DLINX)	-9.30%	-1.19%	0.36%	0.90%	1.01%

R6 Share (DFFLX)[9]	-9.04%	-0.90%	0.63%	1.17%	0.71%

ICE BofAML 1-3 Year Eurodollar Index	2.96%	2.46%	2.02%	1.89%

LIBOR USD 3 Month	2.14%	2.03%	1.46%	1.27%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-7-14 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	-0.62%	1.64%	2.37%	2.30%	0.65%	0.59%

N Share (DELNX)	-0.77%	1.40%	2.13%	2.08%	0.93%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	-2.81%	1.15%	2.45%	2.38%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2020	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-15-14 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	24.85%	10.35%	6.06%	6.72%	0.70%	0.65%

N Share (DLLDX)	24.44%	10.09%	5.80%	6.45%	0.95%	0.90%

Bloomberg Barclays U.S. Long Government/Credit Index	19.32%	9.68%	5.99%	6.40%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2020	1-Year	3-Year Annualized		Since Inception Annualized (5-18-15 to 3-31-20)	Expense Ratio

I Share (DBCMX)	-28.25%	-7.29%		-5.79%	1.11%

N Share (DLCMX)	-28.28%	-7.48%		-6.03%	1.36%

Bloomberg Commodity Index Total Return	-22.31%	-8.61%		-9.25%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2020	1-Year	3-Year Annualized		Since Inception Annualized (12-17-15 to 3-31-20)	Expense Ratio

I Share (DBLGX)	0.43%	1.76%		1.44%	0.55%

N Share (DLGBX)	0.23%	1.54%		1.21%	0.80%

FTSE World Government Bond Index	6.17%	4.27%		3.82%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2020	1-Year	3-Year Annualized		Since Inception Annualized (4-1-16 to 3-31-20)	Expense Ratio

I Share (BILDX)	-2.32%	1.57%		1.95%	0.59%

N Share (BILTX)	-2.55%	1.35%		1.70%	0.84%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	4.82%		3.72%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of March 31, 2020	1-Year	3-Year Annualized		Since Inception Annualized (6-30-16 to 3-31-20)	Expense Ratio

I Share (DBULX)	-0.04%	1.19%		1.05%	0.22%

N Share (DLUSX)	-0.19%	0.98%		0.83%	0.47%

ICE BofAML 3 Month U.S. Treasury Bill Index	2.25%	1.83%		1.54%

Annual Report	March 31, 2020	21

Standardized Performance Summary (Cont.)	(Unaudited) March 31, 2020

DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2020	1-Year	3-Year Annualized	Since Inception Annualized (12-23-16 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	-20.29%	-4.67%	-1.81%	0.98%	0.67%

N Share (DLEUX)	-20.50%	-4.91%	-2.04%	1.22%	0.92%

MSCI Europe Net Return USD Index[8]	-15.50%	-2.34%	0.40%
DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of March 31, 2020	1-Year		Since Inception Annualized (12-17-18 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[11]

I Share (DBRIX)	-22.08%		-9.00%	0.75%	0.66%

N Share (DLREX)	-22.21%		-9.21%	1.00%	0.91%

Dow Jones U.S. Select REIT Total Return Index	-23.96%		-11.55%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of March 31, 2020			Since Inception Not Annualized (6-28-19 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[12]

I Share (DBELX)			-12.52%	1.05%	0.91%

N Share (DLELX)			-12.69%	1.30%	1.16%

JPM GBI-EM Global Diversified TR Index			-11.51%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of March 31, 2020			Since Inception Not Annualized (9-3-19 to 3-31-20)	Gross Expense Ratio	Net Expense Ratio[13]

I Share (DBLIX)			-17.35%	0.80%	0.66%

N Share (DBLNX)			-17.46%	1.05%	0.91%

Bloomberg Barclays U.S. Aggregate Bond Index			2.60%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond index (40%) Hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

7 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2020. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

11 The Adviser has contractually agreed to waive fees and expenses through December 11, 2020. For additional information regarding these expense limitations arrangements, please see note 3 in the notes to financial statements.

12 The Adviser has contractually agreed to waive fees and expenses through June 26, 2021. For additional information regarding these expense limitations arrangements, please see note 3 in the notes to financial statements.

13 The Adviser has contractually agreed to waive fees and expenses through September 2, 2021. For additional information regarding these expense limitations arrangements, please see note 3 in the notes to financial statements.

Mutual fund investing involves risk. Principal loss is possible.

22	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $2,081,617,206)				1,801,461,818	3.5%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,209,340,503)				2,081,431,495	4.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,728,312,372)				3,901,674,990	7.6%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust, Inc.,
182,617,278	Series 2017-RP2-A1A	3.93%	#^	07/25/2067	185,829,059	0.4%

	Citigroup Mortgage Loan Trust,
178,091,086	Series 2019-A-PT1	3.92%	^	10/25/2058	170,849,938	0.3%

	Citigroup Mortgage Loan Trust,
263,772,011	Series 2019-D-PT1	3.34%	^	04/25/2064	245,626,633	0.5%

	CSMC Mortgage-Backed Trust,
287,917,744	Series 2019-RPL6-PT1	3.98%	#^	11/25/2058	268,635,979	0.5%

	CSMC Trust,
167,697,593	Series 2018-RPL7-A1	4.00%	^	08/26/2058	174,877,549	0.3%

	CSMC Trust,
284,411,669	Series 2020-RPL1-PT1	3.47%	^	10/25/2069	244,671,680	0.5%

	Legacy Mortgage Asset Trust,
194,840,441	Series 2019-RPL3-PT1	4.30%	^	06/25/2058	173,116,706	0.3%

	PR Mortgage Loan Trust,
189,235,615	Series 2014-1-APT	5.91%	#^	10/25/2049	188,252,725	0.4%

	Securitized Mortgage Asset Loan Trust,
278,474,393	Series 2015-1-PC	2.92%	#^	02/25/2054	228,594,283	0.5%

	VOLT LLC,
185,295,477	Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	174,247,604	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					11,461,867,348	22.4%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,798,366,614)				13,516,569,504	26.4%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

195,602,395	Federal Home Loan Mortgage Corporation	3.00%		04/01/2045	207,159,161	0.4%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation,
302,079,306	Pool G08648	3.00%		06/01/2045	319,924,626	0.6%

	Federal Home Loan Mortgage Corporation,
459,133,785	Pool G08675	3.00%		11/01/2045	486,100,361	1.0%

193,021,162	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	204,364,720	0.4%
	Pool G08680
	Pool V82117

	Federal Home Loan Mortgage Corporation,
180,347,480	Pool G08692	3.00%		02/01/2046	190,947,396	0.4%

	Federal Home Loan Mortgage Corporation,
168,457,631	Pool G60393	3.50%		01/01/2046	180,287,632	0.4%

	Federal Home Loan Mortgage Corporation,
153,271,475	Pool RB5022	3.00%		11/01/2039	161,076,235	0.3%

118,222,396	Federal Home Loan Mortgage Corporation,	3.00%		08/01/2045	125,240,139	0.2%
	Pool V81821
	Pool G08658

	Federal Home Loan Mortgage Corporation,
153,292,200	Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.77%	I/F	06/15/2043	170,214,218	0.3%

116,779,918	Federal Home Loan Mortgage Corporation,	4.00%	>	01/15/2041	132,849,477	0.3%
	Series 4179-AZ
	Series 3795-VZ
	Series 3790-Z

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	23

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

127,494,137	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2040	133,566,147	0.3%
	Series 4390-NY
	Series 4323-GA

140,554,716	Federal Home Loan Mortgage Corporation,	3.00%	>	09/15/2044	145,777,673	0.3%
	Series 4390-NZ
	Series 4384-ZY

116,147,471	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	122,873,827	0.2%
	Series 4471-BA
	Series 4471-BC

166,769,743	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	177,698,948	0.3%
	Series 4483-CA
	Series 4533-AB

113,240,699	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	120,971,913	0.2%
	Series 4527-CA
	Series 4471-GA
	Series 4588-DA
	Series 4527-GA

	Federal Home Loan Mortgage Corporation,
156,479,275	Series 4573-CA	3.00%		11/15/2044	171,968,626	0.3%

203,269,409	Federal Home Loan Mortgage Corporation,	3.00%		05/15/2048	213,580,128	0.4%
	Series 4791-JT
	Series 4792-A
	Series 4791-LI
	Series 4791-IO
3,890,346,994	Federal Home Loan Mortgage Corporation	0.00% – 18.22%	> I/F I/O P/O	12/15/2030 – 10/15/2049	4,084,813,757	8.0%
2,091,790,359	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 06/01/2048	2,224,920,510	4.3%
593,752,111	Federal Home Loan Mortgage Corporation	2.50% – 3.00%		04/01/2033 – 12/01/2049	620,368,140	1.2%

96,502,886	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2042	102,219,793	0.2%
	Pool AB6854
	Pool AB7077
	Pool MA1242

120,719,791	Federal National Mortgage Association Pass-Thru,	3.00%		12/01/2044	127,794,039	0.2%
	Pool AS3961
	Pool AS4154
	Pool MA2114

242,430,108	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	256,721,496	0.5%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

141,589,691	Federal National Mortgage Association,	3.00%		08/01/2046	148,798,221	0.3%
	Pool AS7661
	Pool MA2711

103,889,000	Federal National Mortgage Association,	2.54%		02/01/2030	110,480,678	0.2%
	Pool BL5401
	Pool BL5400

	Federal National Mortgage Association,
162,564,864	Pool BO4657	2.50%		11/01/2049	168,781,348	0.3%

126,367,465	Federal National Mortgage Association,	3.00%		11/01/2046	133,558,239	0.3%
	Pool MA2806
	Pool AS8356
	Pool AS8269
	Pool BC9003

61,937,780	Federal National Mortgage Association,	4.00%	>	04/25/2042	67,029,501	0.1%
	Series 2012-30-DZ
	Series 2012-31-Z
	Series 2012-111-MJ

129,166,320	Federal National Mortgage Association,	3.00%	>	04/25/2044	146,780,305	0.3%
	Series 2015-88-BA
	Series 2014-21-GZ

80,808,612	Federal National Mortgage Association,	3.00%	>	10/25/2044	88,700,979	0.2%
	Series 2016-32-LA
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

171,760,471	Federal National Mortgage Association,	3.00%		06/25/2048	182,143,598	0.4%
	Series 2018-39-AB
	Series 2018-36-A
	Series 2018-38-JB
6,130,256,324	Federal National Mortgage Association	2.15% – 6.50%		07/01/2020 – 09/01/2053	6,537,386,555	12.8%
3,663,615,640	Federal National Mortgage Association	0.00% – 37.61%	#> I/F I/O P/O	01/25/2026 – 10/25/2050	3,669,829,002	7.2%

Other US Government and Agency Mortgage Backed Obligationsµ					2,620,670,660	5.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $22,997,540,432)				24,555,598,048	47.9%

US GOVERNMENT AND AGENCY OBLIGATIONS

400,000,000	United States Treasury Notes	1.13%		02/28/2025	415,000,000	0.8%
500,000,000	United States Treasury Notes	2.25%		02/15/2027	557,988,280	1.1%
470,000,000	United States Treasury Notes	2.88%		05/15/2028	554,489,841	1.1%
300,000,000	United States Treasury Notes	2.88%		08/15/2028	354,937,500	0.7%
500,000,000	United States Treasury Notes	3.13%		11/15/2028	603,945,310	1.2%
310,800,000	United States Treasury Notes	2.63%		02/15/2029	363,490,313	0.7%
608,200,000	United States Treasury Notes	2.38%		05/15/2029	700,047,700	1.3%
700,000,000	United States Treasury Notes	1.75%		11/15/2029	769,617,184	1.5%
200,000,000	United States Treasury Notes	1.50%		02/15/2030	215,636,718	0.4%

Other US Government and Agency Obligationsµ					95,387,800	0.2%

	Total US Government and Agency Obligations (Cost $4,107,380,257)				4,630,540,646	9.0%

AFFILIATED MUTUAL FUNDSµ
	Total Affiliated Mutual Funds (Cost $70,059,642)				56,624,814	0.1%

SHORT TERM INVESTMENTS
187,856,750	First American Government Obligations Fund - Class U	0.47%	♦		187,856,750	0.3%
188,050,075	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		188,050,075	0.4%
188,050,075	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		188,050,075	0.4%

	Total Short Term Investments (Cost $563,956,900)				563,956,900	1.1%

	Total Investments (Cost $51,556,573,926)				51,107,858,215	99.7%
	Other Assets in Excess of Liabilities				134,064,638	0.3%

	NET ASSETS				$51,241,922,853	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	47.9%
Non-Agency Residential Collateralized Mortgage Obligations	26.4%
US Government and Agency Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	7.6%
Collateralized Loan Obligations	4.1%
Asset Backed Obligations	3.5%
Short Term Investments	1.1%
Affiliated Mutual Funds	0.1%
Other Assets and Liabilities	0.3%

100.0%

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	25

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2020

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

P/O	Includes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/ Unrealized Appreciation (Depreciation)
10-Year US Treasury Note Future	Long	7,000	06/19/2020	970,812,500	$42,648,127
CME Ultra Long Term US Treasury Bond Future	Long	1,500	06/19/2020	332,812,500	30,910,883
US Treasury Long Bond Future	Long	1,750	06/19/2020	313,359,375	24,506,952
Ultra 10-Year US Treasury Note Future	Long	250	06/19/2020	39,007,813	2,513,142

					$100,579,104

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Income Fund (Class I)	$—	$80,000,000	$(10,000,000)	7,034,138	$56,624,814	$(13,434,828)	$1,895,428	$59,642

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $325,697,729)				282,267,697	2.5%

BANK LOANSµ
	Total Bank Loans (Cost $408,888,740)				360,936,086	3.1%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $310,937,608)				244,835,524	2.1%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,376,267,079)				1,208,853,796	10.5%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $43,749,526)				44,019,443	0.4%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $9,940,675)				10,939,156	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $750,297,532)				609,400,303	5.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 8.6%

	Citigroup Mortgage Loan Trust,
42,184,855	Series 2019-A-PT1	3.92%	^	10/25/2058	40,469,628	0.3%

	CSMC Trust,
39,846,436	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	37,217,552	0.3%

	CSMC Trust,
49,124,373	Series 2020-RPL1-PT1	3.47%	^	10/25/2069	42,260,371	0.4%

	Legacy Mortgage Asset Trust,
38,091,344	Series 2018-SL1-A	4.00%	#^	02/25/2058	38,274,434	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					839,340,118	7.3%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,072,146,764)				997,562,103	8.6%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,470,479,996)				1,411,631,571	12.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
38,065,331	Pool G08701	3.00%		04/01/2046	40,304,413	0.3%

	Federal Home Loan Mortgage Corporation,
47,980,457	Pool G61645	4.00%		10/01/2048	51,277,316	0.4%

	Federal Home Loan Mortgage Corporation,
48,477,687	Pool RB5022	3.00%		11/01/2039	50,946,226	0.4%

	Federal Home Loan Mortgage Corporation,
50,020,924	Pool SD0035	3.00%		04/01/2047	52,741,538	0.5%

	Federal Home Loan Mortgage Corporation,
32,504,044	Pool ZT1827	3.00%		07/01/2047	34,347,965	0.3%

	Federal Home Loan Mortgage Corporation,
53,612,921	Series 358-300	3.00%		10/15/2047	57,754,780	0.5%

	Federal Home Loan Mortgage Corporation,
43,115,788	Series 4542-AC	2.70%		01/15/2045	45,259,923	0.4%

	Federal Home Loan Mortgage Corporation,
71,728,112	Series 4750-PA	3.00%		07/15/2046	76,637,399	0.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	27

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
54,020,588	Series 4752-PL	3.00%		09/15/2046	56,999,197	0.5%
257,207,706	Federal Home Loan Mortgage Corporation	2.50% – 11.88%	> I/F I/O	12/15/2030 – 01/15/2054	271,916,769	2.4%
30,210,928	Federal Home Loan Mortgage Corporation	2.50% – 3.00%		08/01/2034 – 02/01/2035	31,663,408	0.3%
60,991,853	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 04/01/2047	65,117,355	0.6%

47,220,144	Federal National Mortgage Association,	3.00%		08/01/2046	49,536,154	0.4%
	Pool AS7661
	Pool MA2711

	Federal National Mortgage Association,
15,640,000	Pool BL4419	2.14%		10/01/2029	16,525,163	0.1%

	Federal National Mortgage Association,
39,950,000	Pool BL4421	2.14%		10/01/2029	42,211,015	0.4%

	Federal National Mortgage Association,
25,972,000	Pool BL4424	2.14%		10/01/2029	27,441,914	0.2%

	Federal National Mortgage Association,
28,707,000	Pool BL4425	2.14%		10/01/2029	30,331,705	0.3%

	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	35,240,197	0.3%

	Federal National Mortgage Association,
49,345,000	Pool BL5156	2.37%		12/01/2029	53,226,382	0.5%

	Federal National Mortgage Association,
42,953,525	Pool MA3867	2.50%		12/01/2039	44,925,047	0.4%

	Federal National Mortgage Association,
33,884,922	Series 2013-6-ZB	3.00%	>	02/25/2043	35,981,270	0.3%

36,238,710	Federal National Mortgage Association,	3.00%	>	11/25/2044	38,511,328	0.3%
	Series 2014-73-CZ
	Series 2014-70-VZ

	Federal National Mortgage Association,
78,220,028	Series 2018-21-PO	0.00%	P/O	04/25/2048	72,644,426	0.6%

	Federal National Mortgage Association,
47,828,397	Series 2018-27-JA	3.00%		12/25/2047	50,741,778	0.4%

	Federal National Mortgage Association,
141,325,797	Series 2018-35-PO	0.00%	P/O	05/25/2048	133,614,355	1.2%

74,116,082	Federal National Mortgage Association,	3.00%		06/25/2048	78,205,342	0.7%
	Series 2018-39-AB
	Series 2018-36-A
358,068,385	Federal National Mortgage Association	2.26% – 5.00%		10/01/2029 – 04/01/2047	378,377,221	3.3%
182,087,361	Federal National Mortgage Association	1.75% – 25.44%	> I/F I/O P/O	04/25/2026 – 06/25/2057	119,679,778	1.0%

Other US Government and Agency Mortgage Backed Obligationsµ					50,162,276	0.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,951,095,824)				2,092,321,640	18.1%

US GOVERNMENT AND AGENCY OBLIGATIONS

201,350,000	United States Treasury Notes	1.75%		11/30/2021	206,517,458	1.8%
82,100,000	United States Treasury Notes	1.38%		01/31/2022	83,836,607	0.7%
114,950,000	United States Treasury Notes	2.63%		02/28/2023	122,789,949	1.1%
120,200,000	United States Treasury Notes	2.50%		03/31/2023	128,163,250	1.1%
110,800,000	United States Treasury Notes	2.75%		04/30/2023	119,196,563	1.0%
72,900,000	United States Treasury Notes	1.63%		05/31/2023	75,938,449	0.6%
124,100,000	United States Treasury Notes	2.13%		09/30/2024	133,892,266	1.2%
105,273,756	United States Treasury Notes	0.13%		10/15/2024	106,577,169	0.9%
135,400,000	United States Treasury Notes	2.25%		10/31/2024	146,993,625	1.3%
71,700,000	United States Treasury Notes	2.75%		02/28/2025	79,956,703	0.7%
46,200,000	United States Treasury Notes	0.50%		03/31/2025	46,490,552	0.4%
124,450,000	United States Treasury Notes	3.00%		09/30/2025	141,629,934	1.2%
121,500,000	United States Treasury Notes	1.63%		10/31/2026	130,095,176	1.1%
139,550,000	United States Treasury Notes	2.25%		08/15/2027	156,677,583	1.3%
121,100,000	United States Treasury Notes	2.25%		11/15/2027	136,261,152	1.2%
106,400,000	United States Treasury Notes	2.38%		05/15/2029	122,468,062	1.1%
74,350,000	United States Treasury Notes	3.13%		02/15/2043	101,708,477	0.9%
59,250,000	United States Treasury Notes	3.63%		08/15/2043	87,384,492	0.8%
58,600,000	United States Treasury Notes	3.75%		11/15/2043	88,128,906	0.8%
166,100,000	United States Treasury Notes	2.75%		11/15/2047	219,907,316	1.9%
58,650,000	United States Treasury Notes	2.00% – 2.88%		10/15/2021 – 02/15/2050	67,112,490	0.6%
24,519,840	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	26,671,312	0.2%

	Total US Government and Agency Obligations (Cost $2,277,415,885)				2,528,397,491	21.9%

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

91,647,117	DoubleLine Global Bond Fund (Class I)				935,717,064	8.1%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				436,648,648	3.8%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				58,750,000	0.5%

	Total Affiliated Mutual Funds (Cost $1,450,400,000)				1,431,115,712	12.4%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $12,623,486)				391,459	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
85,527,617	First American Government Obligations Fund - Class U	0.47%	♦		85,527,617	0.7%
85,527,618	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		85,527,618	0.7%
85,527,617	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		85,527,617	0.7%

Other Short Term Investmentsµ					4,147,544	0.2%

	Total Short Term Investments (Cost $260,694,277)				260,730,396	2.3%

	Total Investments (Cost $11,720,635,121)				11,483,402,377	99.5%
	Other Assets in Excess of Liabilities				60,888,204	0.5%

	NET ASSETS				$11,544,290,581	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.9%
US Government and Agency Mortgage Backed Obligations	18.1%
Affiliated Mutual Funds	12.4%
US Corporate Bonds	12.2%
Foreign Corporate Bonds	10.5%
Non-Agency Residential Collateralized Mortgage Obligations	8.6%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Bank Loans	3.1%
Asset Backed Obligations	2.5%
Short Term Investments	2.3%
Collateralized Loan Obligations	2.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	0.5%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.9%
US Government and Agency Mortgage Backed Obligations	18.1%
Affiliated Mutual Funds	12.4%
Non-Agency Residential Collateralized Mortgage Obligations	8.6%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Banking	5.0%
Asset Backed Obligations	2.5%
Short Term Investments	2.3%
Energy	2.3%
Collateralized Loan Obligations	2.1%
Utilities	2.0%
Telecommunications	1.9%
Healthcare	1.2%
Media	1.1%
Finance	1.0%
Insurance	0.8%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	0.7%
Real Estate	0.7%
Pharmaceuticals	0.7%
Consumer Products	0.6%
Technology	0.6%
Automotive	0.6%
Food Products	0.6%
Electronics/Electric	0.5%
Mining	0.5%
Chemicals/Plastics	0.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Business Equipment and Services	0.4%
Beverage and Tobacco	0.4%
Aerospace & Defense	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Pulp & Paper	0.3%
Retailers (other than Food/Drug)	0.3%
Construction	0.3%
Building and Development (including Steel/Metals)	0.3%
Leisure	0.3%
Food/Drug Retailers	0.2%
Food Service	0.2%
Diversified Manufacturing	0.2%
Environmental Control	0.2%
Commercial Services	0.2%
Containers and Glass Products	0.2%
Municipal Bonds	0.1%
Chemical Products	0.1%
Industrial Equipment	0.1%
Financial Intermediaries	0.0%	~
Cosmetics/Toiletries	0.0%	~
Conglomerates	0.0%	~
Other Assets and Liabilities	0.5%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2020

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

I/O	Includes interest only securities

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payments will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

P/O	Includes Principal only securities

♦	Seven-day yield as of March 31, 2020

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Global Bond Fund (Class I)	$779,217,300	$165,000,000	$—	91,647,117	$935,717,064	$(8,500,236)	$9,926,763	$49,489
DoubleLine Infrastructure Income Fund (Class I)	461,769,648	—	—	45,674,545	436,648,648	(25,121,000)	15,364,088	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	49,400,000	—	—	5,000,000	58,750,000	9,350,000	1,353,517	1,234,250

	$1,290,386,948	$165,000,000	$—	142,321,662	$1,431,115,712	$(24,271,236)	$26,644,368	$1,283,739

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 89.3%

ARGENTINA 2.9%
2,350,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	1,433,523
9,650,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	5,886,597
11,645,000	Pampa Energia S.A.	7.50%		01/24/2027	7,856,468
1,000,000	Pampa Energia S.A.	9.13%	^	04/15/2029	673,552
150,000	Pampa Energia S.A.	9.13%		04/15/2029	101,033
9,785,692	Stoneway Capital Corporation	10.00%	Ω	03/01/2027	1,467,952
700,000	Transportadora de Gas del Sur S.A.	6.75%		05/02/2025	509,782
9,700,000	YPF S.A.	8.50%		07/28/2025	5,090,027
4,400,000	YPF S.A.	6.95%		07/21/2027	2,304,907

					25,323,841

BRAZIL 14.3%
17,000,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	14,620,000
17,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	13,434,250
7,631,000	Cosan Overseas Ltd.	8.25%	†	05/05/2020	6,881,750
7,200,000	CSN Islands Corporation	7.00%	†	06/23/2020	4,322,196
6,800,000	CSN Islands Corporation	6.75%	^	01/28/2028	4,385,932
1,500,000	CSN Resources S.A.	7.63%		02/13/2023	1,051,883
7,100,000	CSN Resources S.A.	7.63%	^	04/17/2026	4,662,960
600,000	CSN Resources S.A.	7.63%		04/17/2026	394,053
2,800,000	Globo Comunicacao e Participacoes S.A.	4.84%		06/08/2025	2,562,714
1,500,000	Globo Comunicacao e Participacoes S.A.	4.88%	^	01/22/2030	1,289,625
1,929,352	Invepar Holdings	0.00%	ÞΩ	12/30/2028	82,503
2,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	1,910,220
3,555,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	3,366,585
3,600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 32.22%)	4.63%	^†	02/27/2025	2,953,800
1,528,000	JBS Investments GMBH	6.25%		02/05/2023	1,512,728
8,300,000	JBS Investments GMBH	7.00%	^	01/15/2026	8,316,932
5,000,000	JBS Investments GMBH	5.75%	^	01/15/2028	4,880,250
15,200,000	JSL Europe S.A.	7.75%		07/26/2024	11,058,685
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,145,607
500,000	MARB BondCo PLC	7.00%		03/15/2024	449,373
10,880,000	MARB BondCo PLC	6.88%		01/19/2025	9,873,654
9,000,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	8,270,618
5,500,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	4,861,725
1,500,000	NBM US Holdings, Inc.	7.00%	^	05/14/2026	1,371,926
3,000,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	2,845,650
3,450,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	3,522,812
3,750,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	3,675,844

					125,704,275

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CHILE 9.1%
3,200,000	AES Gener S.A.	5.00%		07/14/2025	2,973,768
5,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,822,500
9,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	7,093,142
6,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	5,359,263
2,000,000	Celulosa Arauco y Constitucion S.A.	5.50%	^	04/30/2049	1,600,610
4,543,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	4,377,374
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	5,855,220
8,392,000	ENTEL Chile S.A.	4.75%		08/01/2026	7,981,900
13,000,000	Geopark Ltd.	6.50%		09/21/2024	7,491,185
3,200,000	Geopark Ltd.	5.50%	^	01/17/2027	1,544,000
2,800,000	GNL Quintero S.A.	4.63%		07/31/2029	2,683,919
5,075,000	Latam Finance Ltd.	6.88%		04/11/2024	2,287,835
7,200,000	Latam Finance Ltd.	7.00%	^	03/01/2026	3,319,380
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	868,729
4,500,000	SUAM Finance B.V.	4.88%		04/17/2024	4,438,102
935,000	Transelec S.A.	4.25%		01/14/2025	896,427
2,084,000	VTR Finance B.V.	6.88%	^	01/15/2024	1,948,540
16,917,000	VTR Finance B.V.	6.88%		01/15/2024	15,817,395

					80,359,289

CHINA 1.4%
250,000	Syngenta Finance N.V.	4.38%		03/28/2042	188,012
700,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	565,096
14,000,000	Syngenta Finance N.V.	5.68%		04/24/2048	11,301,920

					12,055,028

COLOMBIA 9.6%
652,000	AI Candelaria Spain SLU	7.50%	^	12/15/2028	488,050
4,250,000	AI Candelaria Spain SLU	7.50%		12/15/2028	3,181,306
3,123,000	Banco de Bogota S.A.	5.38%		02/19/2023	3,056,652
4,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	3,642,240
11,200,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	9,884,000
8,100,000	BBVA Colombia S.A.	4.88%		04/21/2025	7,711,241
1,545,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,342,226
12,000,000	Canacol Energy Ltd.	7.25%		05/03/2025	10,425,060
9,800,000	Empresas Publicas de Medellin ESP	4.25%	^	07/18/2029	8,438,216
2,000,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	1,950,000
1,500,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,288,867
4,568,000	Gilex Holding Sarl	8.50%		05/02/2023	3,925,031
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	103,500
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,923,875
2,100,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	548,625
3,100,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,942,098
5,700,000	Grupo Aval Ltd.	4.38%	^	02/04/2030	4,595,625
200,000	Grupo Aval Ltd.	4.38%		02/04/2030	161,250
4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	3,900,020
5,500,000	Millicom International Cellular S.A.	5.13%		01/15/2028	4,831,984
6,500,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	5,853,575
2,500,000	Oleoducto Central S.A.	4.00%		05/07/2021	2,396,750
1,100,000	Tecnoglass, Inc.	8.20%		01/31/2022	933,214

					84,523,405

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	31

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
DOMINICAN REPUBLIC 1.9%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	7,023,750
4,000,000	AES Dominicana	7.95%		05/11/2026	3,746,000
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,723,500
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,830,000

					16,323,250

GUATEMALA 1.0%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,450,000
2,783,000	Comcel Trust	6.88%		02/06/2024	2,716,946
3,323,000	Energuate Trust	5.88%		05/03/2027	3,323,033

					8,489,979

HONG KONG 1.7%
15,950,000	Radiant Access Ltd.	4.60%	†	05/18/2020	14,981,038

					14,981,038

INDIA 7.9%
4,432,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	4,099,511
4,205,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	3,617,772
4,200,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	3,842,520
13,225,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	13,006,313
3,100,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	^†	01/15/2025	2,509,450
22,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	20,294,935
4,080,000	Reliance Holdings, Inc.	5.40%		02/14/2022	4,162,047
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	621,552
9,500,000	UPL Corporation	3.25%		10/13/2021	8,787,254
4,800,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	2,040,000
3,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,166,235
13,100,000	Vedanta Resources Ltd.	6.13%		08/09/2024	4,968,337

					69,115,926

INDONESIA 5.7%
13,550,000	Freeport-McMoRan, Inc.	5.40%		11/14/2034	12,628,160
7,000,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	6,319,600
8,651,700	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	8,513,749
2,600,000	Medco Bell Pte Ltd.	6.38%	^	01/30/2027	1,540,484
7,000,000	Minejesa Capital B.V.	4.63%		08/10/2030	6,310,202
5,000,000	Minejesa Capital B.V.	5.63%		08/10/2037	4,451,525
184,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	167,294
11,086,920	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	10,080,272

					50,011,286

ISRAEL 0.5%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,274,914
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,221,815
1,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,050,005

					4,546,734

JAMAICA 0.2%
19,779,251	Digicel Group Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	2,144,466

					2,144,466

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MALAYSIA 2.9%
15,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	12,451,096
4,900,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	2.49%		08/16/2024	4,681,411
8,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,136,000
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	205,168

					25,473,675

MEXICO 15.2%
16,472,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	12,647,613
8,100,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	^†	06/27/2029	6,186,456
3,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	2,415,915
8,600,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	7,841,501
5,000,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	4,657,287
17,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	14,622,562
3,061,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,811,659
2,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%	^	09/13/2034	2,016,120
7,500,000	Braskem Idesa SAPI	7.45%	^	11/15/2029	5,319,300
4,700,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	4,200,601
7,942,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	7,152,248
16,957,500	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	15,834,066
3,000,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	2,860,628
7,500,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	6,186,619
5,983,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	4,608,795
5,500,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	3,788,152
4,000,000	Fresnillo PLC	5.50%		11/13/2023	3,994,980
9,300,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	8,762,460
500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	230,375
6,004,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	2,766,343
5,400,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	3,719,250
1,000,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	608,553
17,533,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	10,686,714

					133,918,197

PANAMA 6.3%
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	205,002

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	3,706,256
2,000,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	1,846,065
800,000	C&W Senior Financing DAC	7.50%		10/15/2026	738,426
1,000,000	C&W Senior Financing DAC	6.88%	^	09/15/2027	869,468
15,743,000	C&W Senior Financing DAC	6.88%		09/15/2027	13,688,027
1,100,000	Cable Onda S.A.	4.50%	^	01/30/2030	974,105
6,000,000	Empresa de Transmision Electrica S.A.	5.13%	^	05/02/2049	6,121,830
6,843,644	ENA Norte Trust	4.95%		04/25/2023	6,835,124
300,000	Global Bank Corporation	4.50%	^	10/20/2021	294,000
5,000,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	4,875,000
8,243,573	Panama Metro Line SP	0.00%	^	12/05/2022	7,653,630
8,243,573	Panama Metro Line SP	0.00%		12/05/2022	7,653,630

					55,460,563

PARAGUAY 0.5%
4,600,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	4,188,104

					4,188,104

PERU 2.1%
3,900,000	AJE Corporation B.V.	6.50%		05/14/2022	3,099,275
3,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,049,627
200,000	Inkia Energy Ltd.	5.88%	^	11/09/2027	177,000
6,000,000	Inkia Energy Ltd.	5.88%		11/09/2027	5,310,000
2,000,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	1,777,085
5,000,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	4,762,763

					18,175,750

PHILIPPINES 1.5%
13,500,000	BDO Unibank, Inc.	2.95%		03/06/2023	13,398,750

					13,398,750

SINGAPORE 4.4%
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.41%		07/25/2022	199,542
16,300,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	15,110,263
1,500,000	Oversea-Chinese Banking Ltd. (3 Month LIBOR USD + 0.45%)	2.14%		05/17/2021	1,493,343
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,958,270
6,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	6,199,046
13,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	13,026,650

					38,987,114

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
THAILAND 0.2%
1,700,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	2.59%		11/20/2023	1,687,837

					1,687,837

	Total Foreign Corporate Bonds (Cost $958,661,868)				784,868,507

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.3%

DOMINICAN REPUBLIC 1.3%
8,500,000	Dominican Republic International Bond	4.50%	^	01/30/2030	7,433,250
4,000,000	Dominican Republic International Bond	6.40%	^	06/05/2049	3,561,220

					10,994,470

INDONESIA 0.0%
200,000	Perusahaan Penerbit	3.40%		03/29/2022	199,602

					199,602

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $12,586,968)				11,194,072

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.1%
228,497	Frontera Energy Corporation				564,389

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,064)				564,389

WARRANTS 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 5.4%
15,904,578	First American Government Obligations Fund - Class U	0.47%	♦		15,904,578
15,904,578	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		15,904,578
15,904,579	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		15,904,579

	Total Short Term Investments (Cost $47,713,735)				47,713,735

	Total Investments 96.1% (Cost $1,038,972,635)				844,340,703
	Other Assets in Excess of Liabilities 3.9%				34,033,783

	NET ASSETS 100.0%				$878,374,486

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	33

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2020

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.7%
Utilities	14.0%
Energy	10.2%
Telecommunications	8.0%
Transportation	7.3%
Consumer Products	6.8%
Short Term Investments	5.4%
Finance	5.1%
Mining	3.5%
Building and Development (including Steel/Metals)	3.3%
Chemicals/Plastics	2.5%
Real Estate	1.7%
Hotels/Motels/Inns and Casinos	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Chemical Products	0.9%
Media	0.4%
Containers and Glass Products	0.4%
Pulp & Paper	0.2%
Construction	0.0%	~
Other Assets and Liabilities	3.9%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	15.2%
Brazil	14.3%
Colombia	9.7%
Chile	9.1%
India	7.9%
Panama	6.3%
Indonesia	5.7%
United States	5.4%
Singapore	4.4%
Dominican Republic	3.2%
Malaysia	2.9%
Argentina	2.9%
Peru	2.1%
Hong Kong	1.7%
Philippines	1.5%
China	1.4%
Guatemala	1.0%
Israel	0.5%
Paraguay	0.5%
Jamaica	0.2%
Thailand	0.2%
Other Assets and Liabilities	3.9%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
†	Perpetual Maturity
Þ	Value determined using significant unobservable inputs.
♦	Seven-day yield as of March 31, 2020
BRL	Brazilian Real
*	Non-income producing security
~	Represents less than 0.05% of net assets

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.2%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	6.81%	#^Þ@	01/17/2028	72,621

	Total Collateralized Loan Obligations (Cost $460,280)				72,621

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 28.3%

	Adjustable Rate Mortgage Trust,
137,206	Series 2006-1-2A1	4.17%	#	03/25/2036	92,611

	Alternative Loan Trust,
319,351	Series 2005-55CB-1A1	5.50%		11/25/2035	267,763
245,972	Series 2005-J8-1A5	5.50%		07/25/2035	209,660
353,477	Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	2.91%		06/25/2046	293,474
310,687	Series 2007-HY4-4A1	3.98%	#	06/25/2037	263,164

	Banc of America Alternative Loan Trust,
323,628	Series 2006-7-A4	6.00%	ß	10/25/2036	138,710

	BCAP LLC Trust,
29,042	Series 2007-AA2-2A5	6.00%		04/25/2037	21,244
2,564,011	Series 2009-RR4-1A2	6.50%	#^Δ	06/26/2037	1,032,616

	Chase Mortgage Finance Trust Series,
200,298	Series 2006-S2-1A13	6.25%		10/25/2036	135,190

	ChaseFlex Trust,
162,735	Series 2007-M1-2F4	4.17%	ß	08/25/2037	144,134

	CIM Trust,
910,000	Series 2017-3RR-B2	10.50%	#^Þ	01/27/2057	896,350

	CitiCorporationMortgage Securities, Inc.,
274	Series 2007-2-3A1	5.50%		02/25/2037	274

	Citigroup Mortgage Loan Trust, Inc.,
40,357	Series 2009-7-2A2	5.50%	^	10/25/2021	39,478

	CitiMortgage Alternative Loan Trust,
157,396	Series 2007-A6-1A11	6.00%		06/25/2037	141,778

	Countrywide Alternative Loan Trust,
247,392	Series 2005-48T1-A2	5.50%		11/25/2035	193,861
517,731	Series 2006-15CB-A1	6.50%		06/25/2036	340,649
67,244	Series 2006-32CB-A16	5.50%		11/25/2036	49,762
700,494	Series 2006-J1-2A1	7.00%		02/25/2036	152,732
13,013	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	25.55%	I/F	08/25/2037	24,706
9,331	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	24.61%	I/F	09/25/2037	11,757

	Countrywide Home Loans,
146,117	Series 2007-10-A5	6.00%		07/25/2037	107,684
7,998	Series 2007-4-1A5	6.50%		05/25/2037	5,846

	Credit Suisse First Boston Mortgage Securities Corporation,
83,711	Series 2005-8-1A3	5.25%		09/25/2035	77,978

	Credit Suisse Mortgage Capital Certificates,
31,716	Series 2006-9-4A1	6.00%		11/25/2036	23,115

	Deutsche Mortgage Securities, Inc.,
52,599	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14%	^ I/F	04/15/2036	48,902
230,066	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14%	^ I/F	04/15/2036	227,374

	First Horizon Alternative Mortgage Securities Trust,
33,655	Series 2007-FA2-1A3	6.00%		04/25/2037	20,479

	GreenPoint Mortgage Funding Trust,
986,617	Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	1.21%		08/25/2045	582,961

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	85,636

	GSR Mortgage Loan Trust,
63,159	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	9.52%	I/F	02/25/2036	63,679

	HarborView Mortgage Loan Trust,
391,523	Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.93%		01/25/2047	308,012

	JP Morgan Alternative Loan Trust,
20,648	Series 2005-S1-2A11	6.00%		12/25/2035	17,779
314,910	Series 2006-S1-1A3	5.50%	Δ	03/25/2036	217,747

	JP Morgan Mortgage Acquisition Trust,
112,233	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	86,228

	Lehman Mortgage Trust,
58,812	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45%	I/F I/O	08/25/2036	11,122
3,676	Series 2006-4-1A4	6.00%		08/25/2036	3,247
725,999	Series 2007-10-2A1	6.50%		01/25/2038	404,831
33,857	Series 2007-5-11A1	5.11%	#	06/25/2037	24,104
809,571	Series 2007-5-1A3	5.75%		06/25/2037	759,636

	Lehman XS Trust,
117,895	Series 2005-1-3A3A	5.11%		07/25/2035	109,015

	MASTR Resecuritization Trust,
188,744	Series 2008-4-A1	6.00%	#^	06/27/2036	165,230

	Morgan Stanley Mortgage Loan Trust,
1,378,587	Series 2006-8AR-1A4 (1 Month LIBOR USD + 0.50%, 0.25% Floor)	1.45%		06/25/2036	586,647
218,226	Series 2007-13-6A1	6.00%		10/25/2037	154,012

	Residential Accredit Loans, Inc.,
134,375	Series 2006-QS10-A9	6.50%		08/25/2036	123,335
2,521	Series 2006-QS13-1A8	6.00%		09/25/2036	2,125
132,270	Series 2006-QS2-1A4	5.50%		02/25/2036	118,124
26,038	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	1.35%		06/25/2036	18,200
78,115	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.65%	I/F I/O	06/25/2036	13,359
49,449	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	1.40%		08/25/2036	35,376
148,347	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	4.60%	I/F I/O	08/25/2036	24,147

	Residential Asset Mortgage Products, Inc.,
173,672	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	1.82%		02/25/2034	164,151

	Residential Asset Securitization Trust,
193,996	Series 2005-A11-1A4	5.50%		10/25/2035	159,988
16,238	Series 2005-A12-A12	5.50%		11/25/2035	13,091
409,380	Series 2006-A16-1A3	6.00%		02/25/2037	257,868
594,039	Series 2006-A9CB-A6	6.00%		09/25/2036	313,628
338,186	Series 2007-A1-A8	6.00%		03/25/2037	178,932
250,944	Series 2007-A5-2A5	6.00%		05/25/2037	180,824

	Washington Mutual Mortgage Pass-Through Certificates,
234,161	Series 2006-8-A6	4.31%	ß	10/25/2036	118,733

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,489,375)				10,263,058

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	35

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 16.1%

	Federal Home Loan Mortgage Corporation,
40,352	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	5.73%	I/F I/O	01/15/2037	8,962
78,828	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35%	I/F I/O	08/15/2037	14,863
28,092	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	5.69%	I/F I/O	11/15/2037	4,269
91,203	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	5.61%	I/F I/O	08/15/2036	19,160
35,347	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.48%	I/F I/O	02/15/2038	4,114
45,919	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95%	I/F I/O	03/15/2038	4,991
413,290	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	I/F I/O	03/15/2038	3,087
53,186	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	4.82%	I/F I/O	01/15/2039	6,738
144,877	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30%	I/F I/O	04/15/2039	26,372
11,461	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.25%	I/F I/O	08/15/2039	1,418
117,628	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	3.75%	I/F I/O	09/15/2040	13,564
112,030	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.33%	I/F I/O	11/15/2040	20,875
75,105	Series 3779-DZ	4.50%	>	12/15/2040	80,365
141,805	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.15%	I/F I/O	02/15/2041	27,493
50,588	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.27%	I/F I/O	07/15/2041	7,840
616,677	Series 4183-Z	3.00%	>	03/15/2043	662,208

	Federal National Mortgage Association,
65,941	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	5.63%	I/F I/O	10/25/2036	14,343
34,001	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	5.37%	I/F I/O	01/25/2037	7,223
247,435	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	5.17%	I/F I/O	05/25/2037	48,166
104,348	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	5.67%	I/F I/O	10/25/2036	19,760
6,995	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80%	I/F I/O	07/25/2039	1,268
116,717	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	4.85%	I/F I/O	09/25/2036	18,565
33,428	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	4.80%	I/F I/O	03/25/2037	4,459
33,058	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	4.77%	I/F I/O	04/25/2037	4,776

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
179,479	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	4.72%	I/F I/O	05/25/2040	32,277
67,608	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	5.45%	I/F I/O	11/25/2040	6,121
411,542	Series 2012-30-DZ	4.00%	>	04/25/2042	445,374
1,227,211	Series 2013-53-ZC	3.00%	>	06/25/2043	1,310,330
1,146,072	Series 2013-55-VZ	3.00%	>	06/25/2043	1,194,493
591,049	Series 2014-58-VZ	3.00%	>	09/25/2044	650,756
597,208	Series 2015-9-ZA	3.50%	>	03/25/2045	656,172

	Government National Mortgage Association,
17,879	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.18%	I/F I/O	02/20/2038	2,244
303,983	Series 2011-45-GZ	4.50%		03/20/2041	336,703
164,107	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	8.33%	I/F	12/20/2040	186,860

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,189,812)				5,846,209

AFFILIATED MUTUAL FUNDS 23.5%
204,751	DoubleLine Core Fixed Income Fund (Class I)				2,174,460
234,527	DoubleLine Flexible Income Fund (Class I)				1,970,026
227,248	DoubleLine Low Duration Bond Fund (Class I)				2,161,127
212,202	DoubleLine Total Return Bond Fund (Class I)				2,219,628

	Total Affiliated Mutual Funds (Cost $9,076,577)				8,525,241

SHORT TERM INVESTMENTS 31.0%
2,253,862	First American Government Obligations Fund - Class U	0.47%	♦		2,253,862
2,253,862	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		2,253,862
2,253,862	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		2,253,862
2,500,000	United States Treasury Bills	0.00%		04/02/2020	2,500,001
2,000,000	United States Treasury Bills	0.00%	‡	12/03/2020	1,998,752

	Total Short Term Investments (Cost $11,240,802)				11,260,339

	Total Investments 99.1% (Cost $38,456,846)				35,967,468
	Other Assets in Excess of Liabilities 0.9%				318,968

	NET ASSETS 100.0%				$36,286,436

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	31.0%
Non-Agency Residential Collateralized Mortgage Obligations	28.3%
Affiliated Mutual Funds	23.5%
US Government and Agency Mortgage Backed Obligations	16.1%
Collateralized Loan Obligations	0.2%
Other Assets and Liabilities	0.9%

100.0%

Þ	Value determined using significant unobservable inputs.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2020.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

‡	All or a portion of this security has been pledged as collateral.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
MSCI EAFE Index Futures	Long	66	06/19/2020	5,145,690	$558,231
CME E-Mini Standard & Poor’s 500 Index Future	Long	31	06/19/2020	3,983,035	240,263
CBOT 5 Year US Treasury Note Future	Long	42	06/30/2020	5,265,094	193,177
CME Japanese Yen Currency Future	Long	33	06/15/2020	3,844,294	5,041

					$996,712

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/31/2020	10,500,000	$(1,657,056)
Short Commodity Basket Swap	Morgan Stanley	Short	(0.22)%	Termination	04/02/2020	(2,160,000)	106,833
Long Commodity Basket Swap	Morgan Stanley	Long	0.19%	Termination	04/02/2020	2,160,000	(59,514)

							$(1,609,737)

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Copper Roll	MSCYLP0	0.14	$52	17.7%
Morgan Stanley Wheat Roll	MSCYWH0	0.18	51	17.1%
Morgan Stanley Silver Roll	MSCYSI0	0.12	49	16.5%
Morgan Stanley Gold Roll	MSCYGC0	0.08	49	16.5%
Morgan Stanley Coffee (Arabica) Roll	MSCYKC0	0.24	48	16.4%
Morgan Stanley Sugar Roll	MSCYSB0	0.19	46	15.8%

			$295	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	37

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2020

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley RBOB Roll	MSCYXB0	0.41	$63	17.4%
Morgan Stanley Natural Gas Roll	MSCYNG0	0.59	61	17.0%
Morgan Stanley Gasoil Roll	MSCYQS0	0.26	61	16.9%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.27	60	16.7%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.33	58	16.1%
Morgan Stanley Crude Oil Roll	MSCYCL0	0.56	57	15.9%

			$360	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Total Return Bond Fund (Class I)	$34,759,366	$—	$(33,284,000)	212,202	$2,219,628	$2,018,105	$680,639	$(1,273,843)
DoubleLine Flexible Income Fund (Class I)	9,756,624	—	(7,524,500)	234,527	1,970,026	(90,034)	269,765	(172,064)
DoubleLine Low Duration Bond Fund (Class I)	9,630,203	—	(7,420,000)	227,248	2,161,127	(34,860)	191,229	(14,216)
DoubleLine Core Fixed Income Fund (Class I)	9,552,886	—	(7,553,500)	204,751	2,174,460	6,689	204,765	168,385

	$63,699,079	$—	$(55,782,000)	878,728	$8,525,241	$1,899,900	$1,346,398	$(1,291,738)

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.3%

	AASET Ltd.,
10,607,858	Series 2019-2-A	3.38%	^	10/16/2039	7,599,809

	AccessLex Institute,
5,917,864	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%, 0.19% Floor)	1.98%		10/25/2024	5,756,353
5,891,374	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	2.23%		02/25/2037	5,270,959

	Arivo Acceptance Auto Loan Receivables Trust,
7,348,869	Series 2019-1-A	2.99%	^	07/15/2024	7,218,167

	Avant Loans Funding Trust,
1,203,365	Series 2017-B-C	4.99%	^	11/15/2023	1,201,625
5,279,089	Series 2019-A-A	3.48%	^	07/15/2022	5,140,240
9,893,571	Series 2019-B-A	2.72%	^	10/15/2026	9,639,563

	CLUB Credit Trust,
4,179,304	Series 2018-2-PT	6.24%	#^	02/15/2041	3,869,721

	Commonbond Student Loan Trust,
3,413,903	Series 2017-BGS-A1	2.68%	^	09/25/2042	3,473,103

	Consumer Loan Underlying Bond Credit Trust,
2,220,485	Series 2018-P1-A	3.39%	^	07/15/2025	2,202,388
3,989,710	Series 2018-P2-A	3.47%	^	10/15/2025	3,938,577
11,440,815	Series 2019-P2-A	2.47%	^	10/15/2026	10,797,256

	Credit Acceptance Auto Loan Trust,
3,066,552	Series 2017-2A-A	2.55%	^	02/17/2026	3,055,819

	DRB Prime Student Loan Trust,
9,607,043	Series 2015-D-A2	3.20%	^	01/25/2040	9,763,057
3,265,834	Series 2016-R-A1 (1 Month LIBOR USD + 1.90%)	2.85%	^	10/25/2044	3,245,884
5,028,584	Series 2016-R-A2	3.07%	^	10/25/2044	5,104,773

	Earnest Student Loan Program,
2,739,561	Series 2016-A-A2	2.50%	^	04/25/2033	2,743,799
5,778,617	Series 2017-A-A2	2.65%	^	01/25/2041	5,774,923

	Flagship Credit Auto Trust,
455,862	Series 2017-1-B	2.83%	^	03/15/2023	455,561

	Foundation Finance Trust,
7,172,381	Series 2019-1A-A	3.86%	^	11/15/2034	6,866,884

	Freed Trust,
4,225,840	Series 2019-1-A	3.42%	^	06/18/2026	4,152,840
13,742,371	Series 2020-FP1-A	2.52%	^	03/18/2027	13,083,995

	GLS Auto Receivables Issuer Trust,
3,596,981	Series 2019-1A-A	3.37%	^	01/17/2023	3,585,385
8,663,856	Series 2019-2A-A	3.06%	^	04/17/2023	8,480,851

	Hilton Grand Vacations Trust,
2,862,689	Series 2018-AA-A	3.54%	^	02/25/2032	2,868,981

	Jimmy Johns Funding LLC,
4,729,725	Series 2017-1A-A2I	3.61%	^	07/30/2047	4,717,442

	Kabbage Funding LLC,
15,750,000	Series 2019-1-A	3.83%	^	03/15/2024	15,350,671

	Laurel Road Prime Student Loan Trust,
9,877,657	Series 2019-A-A1FX	2.34%	^	10/25/2048	9,873,047

	LendingClub Receivables Trust,
18,651,061	Series 2020-3-A	3.50%	^	01/16/2046	18,156,062
15,000,000	Series 2020-5A-A	3.50%	^	03/15/2046	13,681,425

	Lendingpoint Asset Securitization Trust,
13,921,793	Series 2019-2-A	3.07%	^	11/10/2025	13,442,349
12,944,612	Series 2020-1-A	2.51%	^	02/10/2026	12,211,315

	Marlette Funding Trust,
2,584,578	Series 2018-3A-A	3.20%	^	09/15/2028	2,568,160
4,264,917	Series 2019-1A-A	3.44%	^	04/16/2029	4,124,700
9,067,455	Series 2019-2A-A	3.13%	^	07/16/2029	8,717,786
9,266,070	Series 2019-3A-A	2.69%	^	09/17/2029	8,978,233
10,842,962	Series 2019-4A-A	2.39%	^	12/17/2029	10,476,771

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Navient Private Education Refinance Loan Trust,
4,017,161	Series 2019-CA-A1	2.82%	^	02/15/2068	4,024,006

	NP SPE II LLC,
17,727,673	Series 2019-2A-A1	2.86%	^	11/19/2049	17,677,431

	NP SPE LLC,
6,941,770	Series 2019-1A-A1	2.57%	^	09/20/2049	6,663,847

	OneMain Financial Issuance Trust,
13,007,759	Series 2017-1A-A1	2.37%	^	09/14/2032	12,797,414

	Oxford Finance Funding LLC,
18,000,000	Series 2020-1A-A2	3.10%	^	02/15/2028	17,381,502

	Pagaya AI Debt Selection Trust,
12,547,790	Series 2019-3-A	3.82%	^	11/16/2026	11,688,781

	Prosper Marketplace Issuance Trust,
956,689	Series 2018-2A-A	3.35%	^	10/15/2024	951,071
3,238,492	Series 2019-1A-A	3.54%	^	04/15/2025	3,206,440
1,887,921	Series 2019-2A-A	3.20%	^	09/15/2025	1,842,969
15,202,209	Series 2019-4A-A	2.48%	^	02/17/2026	14,468,359

	SCF Equipment Leasing LLC,
1,402,341	Series 2017-1A-A	3.77%	^	01/20/2023	1,406,199
3,895,589	Series 2017-2A-A	3.41%	^	12/20/2023	3,875,419

	Sierra Timeshare Receivables Funding LLC,
3,220,411	Series 2016-2A-A	2.33%	^	07/20/2033	3,182,945

	SLM Private Credit Student Loan Trust,
9,986,536	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	1.03%		06/15/2039	9,641,090
5,969,881	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	1.01%		12/15/2039	5,708,332

	Small Business Lending Trust,
32,956,963	Series 2020-A-A	2.62%	^	12/15/2026	32,172,445

	SoFi Consumer Loan Program LLC,
261,740	Series 2016-1-A	3.26%	^	08/25/2025	253,542
472,675	Series 2016-3-A	3.05%	^	12/26/2025	468,316

	SoFi Consumer Loan Program Trust,
486,779	Series 2016-2-A	3.09%	^	10/27/2025	478,395
1,604,419	Series 2017-1-A	3.28%	^	01/26/2026	1,576,684
1,199,789	Series 2017-2-A	3.28%	^	02/25/2026	1,195,544
1,773,605	Series 2017-3-A	2.77%	^	05/25/2026	1,761,135
2,689,517	Series 2017-5-A2	2.78%	^	09/25/2026	2,548,297
4,434,307	Series 2019-1-A	3.24%	^	02/25/2028	4,303,710
2,186,156	Series 2019-2-A	3.01%	^	04/25/2028	2,123,362
9,645,272	Series 2019-F-PT1	1.87%	#^	02/15/2045	9,575,502

	SoFi Professional Loan Program,
4,246,572	Series 2015-C-A2	2.51%	^	08/25/2033	4,289,774
2,588,705	Series 2016-A-A2	2.76%	^	12/26/2036	2,617,005
3,664,034	Series 2017-A-A2B	2.40%	^	03/26/2040	3,587,229
2,478,607	Series 2019-A-A1FX	3.18%	^	06/15/2048	2,478,159
18,446,787	Series 2019-C-A1FX	2.13%	^	11/16/2048	18,430,069

	SoFi Professional Loan ProgramTrust,
1,900,282	Series 2018-D-A1FX	3.12%	^	02/25/2048	1,910,466

	Springleaf Funding Trust,
1,725,726	Series 2016-AA-A	2.90%	^	11/15/2029	1,711,662
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	24,002,940

	Spruce Asset Backed Securities Trust,
172,415	Series 2016-E1-A	4.32%	^	06/15/2028	170,102

	TAL Advantage LLC,
1,228,333	Series 2013-2A-A	3.55%	^	11/20/2038	1,193,579

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	^	01/20/2023	4,846,924

	Triton Container Finance LLC,
7,037,155	Series 2017-2A-A	3.62%	^	08/20/2042	6,155,410

	Upgrade Master Pass-Thru Trust,
3,579,147	Series 2019-ST1-A	4.00%	^	07/15/2025	3,516,333

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	39

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Upgrade Receivables Trust,
218,872	Series 2018-1A-A	3.76%	^	11/15/2024	216,811
3,976,893	Series 2019-1A-A	3.48%	^	03/15/2025	3,946,718

	Upstart Securitization Trust,
4,670,000	Series 2019-1-B	4.19%	^	04/20/2026	4,375,487
13,975,843	Series 2019-2-A	2.90%	^	09/20/2029	12,974,824
15,000,000	Series 2020-1-A	2.32%	^	04/22/2030	14,170,618

	Westlake Automobile Receivables Trust,
9,191,480	Series 2017-2A-C	2.59%	^	12/15/2022	9,181,824
9,695,225	Series 2018-2A-B	3.20%	^	01/16/2024	9,668,653
4,107,529	Series 2019-2A-A2A	2.57%	^	02/15/2023	4,094,634

	Total Asset Backed Obligations (Cost $581,399,114)				562,100,432

BANK LOANS 2.3%

	1011778 B.C. Unlimited Liability Company,
5,136,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.67%		11/19/2026	4,763,765

	Axalta Coating Systems Dutch Holding B.B.V.,
5,022,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.20%		05/31/2024	4,796,463

	Berry Global, Inc.,
5,706,829	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%		07/01/2026	5,454,787

	Charter Communications Operating LLC,
5,646,564	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/01/2027	5,448,934

	CSC Holdings LLC,
5,699,240	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%		07/17/2025	5,480,788

	Dell International LLC,
5,561,901	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	2.99%		09/19/2025	5,344,653

	Elanco Animal Health, Inc.,
1,480,000	Senior Secured First Lien Term Loan	3.55%	±	02/26/2027	1,417,100

	Gardner Denver, Inc.,
1,035,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	979,369

	Generac Power Systems, Inc.,
249,255	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.73%		12/11/2026	239,908

	Go Daddy Operating Company LLC,
6,008,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.35%		02/15/2024	5,783,576

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		01/02/2026	3,055,758

	Grifols Worldwide Operations USA, Inc.,
5,231,982	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.50%		11/15/2027	4,992,174

	HCA, Inc.,
6,092,032	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/18/2026	5,823,983

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	HD Supply, Inc.,
4,166,080	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	10/17/2023	3,930,009

	IAA, Inc.,
3,526,587	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.25%	06/29/2026	3,385,523

	IQVIA, Inc.,
5,671,515	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	3.20%	06/09/2025	5,473,012

	Iron Mountain Information Management LLC,
3,863,919	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	01/02/2026	3,690,042

	Jacobs Douwe Egberts International B.V.,
5,693,297	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.00%	11/03/2025	5,380,166

	JBS USA Lux S.A.,
5,897,957	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%	05/01/2026	5,565,135

	KAR Auction Services, Inc.,
2,440,612	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%	09/19/2026	2,269,769

	KFC Holding Company,
5,657,991	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.36%	04/03/2025	5,403,382

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	2.48%	01/29/2027	1,867,671

	Level 3 Financing, Inc.,
3,856,010	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	03/01/2027	3,636,700

	Microchip Technology, Inc.,
5,696,851	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%	05/29/2025	5,525,945

	Nexstar Broadcasting, Inc.,
4,087,460	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%	09/18/2026	3,854,474

	Open Text Corporation,
1,960,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.35%	05/30/2025	1,869,840

	Reynolds Consumer Products LLC,
1,180,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.50%	02/04/2027	1,120,410

	RPI Intermediate Finance Trust,
1,619,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	02/11/2027	1,520,306
1,635,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	02/11/2027	1,529,566

	Science Applications International Corporation,
5,623,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.86%	10/31/2025	5,311,016

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ServiceMaster Company LLC,
6,114,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/05/2026	5,888,432

	Syneos Health, Inc.,
5,672,296	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.74%		08/01/2024	5,502,128

	Trans Union LLC,
6,418,437	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/13/2026	6,187,373

	Universal Health Services, Inc.,
4,509,972	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/31/2025	4,329,573

	US Foods, Inc.,
6,109,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%, 0.75% Floor)	3.07%		09/14/2026	5,632,775

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		01/31/2028	3,543,471

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
1,081,583	(1 Month LIBOR USD + 1.75%)	2.55%		12/31/2025	1,033,588
4,519,571	(1 Month LIBOR USD + 1.75%)	2.74%		12/31/2025	4,319,015

	W.R. Grace & Company,
2,102,596	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.20%		04/03/2025	1,831,224
3,604,451	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.20%		04/03/2025	3,139,242

	Total Bank Loans (Cost $164,595,468)				156,321,045

COLLATERALIZED LOAN OBLIGATIONS 13.6%

	AIMCO,
25,000,000	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.68%	^	01/15/2028	24,542,908

	Assurant Ltd.,
20,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.17%	^	04/20/2030	19,013,313

	Atlas Senior Loan Fund Ltd.,
16,828,394	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	2.52%	^	11/17/2027	16,317,776

	Avery Point Ltd.,
20,000,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	2.79%	^	08/05/2027	19,570,000
29,500,000	Series 2015-7A-AR (3 Month LIBOR USD + 1.14%)	2.97%	^	01/15/2028	28,526,974

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	3.01%	^	10/20/2030	5,747,520

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Battalion Ltd.,
44,000,000	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%)	2.88%	^	07/17/2028	43,165,805

	CarVal Ltd.,
42,000,000	Series 2019-1A-AN (3 Month LIBOR USD + 1.48%, 1.48% Floor)	3.30%	^	04/20/2032	38,839,421

	Catamaran Ltd.,
3,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.04%	^	10/25/2031	2,844,106

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.02%	^	10/21/2030	31,516,563

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.17%	^	07/13/2029	25,463,313

	Crown Point Ltd.,
20,000,000	Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	2.99%	^	10/20/2028	19,300,291

	Dryden Ltd.,
21,000,000	Series 2019-75A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.03%	^	07/15/2030	20,298,078

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	2.95%	^	01/27/2031	5,300,939
9,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.00%	^	10/20/2031	8,395,011

	Halcyon Loan Advisors Funding Ltd.,
86,960	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.95%	^	04/18/2026	86,975
8,345,274	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	2.90%	^	10/22/2025	8,337,488
21,668,163	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.72%	^	10/18/2027	21,374,881

	Harbourview Ltd.,
9,000,000	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	2.95%	^	07/18/2031	8,195,506

	Jamestown Ltd.,
2,148,617	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.52%	^	07/15/2026	2,053,558
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.94%	^	04/25/2030	9,785,894

	Jefferson Mill Ltd.,
10,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	2.99%	^	10/20/2031	9,482,979

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	2.94%	^	04/20/2031	20,736,287

	LCM LP,
35,000,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.07%	^	07/15/2027	34,305,660

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd.,
8,750,000	Series 2012-10A-AR2 (3 Month LIBOR USD + 1.22%)	3.04%	^	01/20/2029	8,555,692
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.97%	^	07/23/2029	25,241,709

	Marathon Ltd.,
20,423,788	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	2.57%	^	11/21/2027	19,889,049
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.58%	^	04/15/2029	2,591,449
24,100,000	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	3.00%	^	04/18/2031	22,190,193

	Marble Point Ltd.,
13,500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	3.15%	^	01/20/2032	12,633,864

	MP Ltd.,
35,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.07%	^	07/25/2029	33,870,746
13,000,000	Series 2015-1A-ARR (3 Month LIBOR USD + 1.08%)	2.90%	^	10/18/2028	12,654,011
24,679,739	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	2.71%	^	10/28/2027	24,162,782

	Ocean Trails,
25,000,000	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.13%	^	10/13/2031	22,942,119

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	2.87%	^	04/26/2031	15,602,813

	Palmer Square Loan Funding Ltd.,
13,153,512	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.67%	^	01/20/2027	12,899,922

	Park Avenue Institutional Advisers Ltd.,
34,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.10%	^	10/20/2031	31,362,842

	Race Point Ltd.,
25,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.04%	^	10/15/2030	22,957,880

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	2.98%	^	10/25/2031	11,019,030

	Riserva Ltd.,
10,000,000	Series 2016-3A-AR (3 Month LIBOR USD + 1.14%)	2.96%	^	10/18/2028	9,698,765

	Romark Ltd.,
22,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	2.85%	^	04/20/2031	20,185,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.07%	^	10/20/2031	15,216,754
25,000,000	Series 2015-1RA-A (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.19%	^	04/15/2030	24,131,710

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	2.89%	^	04/21/2031	2,206,774
18,000,000	Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.19%	^	07/15/2032	16,446,090

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.06%	^	07/17/2028	19,495,890

	Tralee Ltd.,
44,000,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.45%)	3.24%	^	10/25/2032	42,920,132

	Trimaran CAVU LLC,
10,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.46%, 1.46% Floor)	3.28%	^	07/20/2032	9,631,637

	Vibrant Ltd.,
22,000,000	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	3.07%	^	10/20/2031	20,876,531

	Wellfleet Ltd.,
24,700,000	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	2.73%	^	04/20/2028	24,182,602

	WhiteHorse Ltd.,
1,955,587	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.66%	^	05/01/2026	1,953,948

	Zais Ltd.,
1,382,936	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.99%	^	07/25/2026	1,381,617
13,000,000	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.36%	^	10/15/2028	12,660,267

	Total Collateralized Loan Obligations (Cost $966,714,025)				922,763,064

FOREIGN CORPORATE BONDS 14.4%
13,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	12,209,736
3,200,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,753,120
5,906,000	AerCap Global Aviation Trust	4.63%		10/30/2020	5,729,668
1,370,000	AES Dominicana	7.95%		05/11/2026	1,283,005
884,000	AES Gener S.A.	5.00%		07/14/2025	821,503
3,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	2,758,444
5,926,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,670,440
5,570,000	ANZ New Zealand International Ltd.	1.90%	^	02/13/2023	5,610,999
600,000	AstraZeneca PLC	2.38%		06/12/2022	604,940
735,000	AstraZeneca PLC	3.50%		08/17/2023	771,940
6,115,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	5,427,320

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
29,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	29,049,736
17,805,000	Banco Bradesco S.A.	5.90%		01/16/2021	17,969,696
7,200,000	Banco Bradesco S.A.	2.85%	^	01/27/2023	6,816,672
2,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	2,150,000
3,600,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,447,000
8,500,000	Banco del Estado de Chile	3.88%		02/08/2022	8,463,991
12,785,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	12,820,862
4,350,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	4,148,791
2,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,960,000
8,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	7,970,000
20,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	16,267,161
23,500,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	21,427,359
5,595,000	Banco Santander	4.13%		11/09/2022	5,466,315
2,000,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,862,915
3,094,000	Banco Santander Chile	2.50%		12/15/2020	3,097,713
9,490,000	Bangkok Bank PCL	4.80%		10/18/2020	9,639,949
5,683,000	Bangkok Bank PCL	3.88%		09/27/2022	5,929,978
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,223,754
19,020,000	Banistmo S.A.	3.65%		09/19/2022	17,623,247
5,500,000	Bank of the Philippine Islands	2.50%		09/10/2024	5,288,680
12,618,000	Barclays Bank PLC	2.65%		01/11/2021	12,584,736
10,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	9,984,460
6,700,000	BBVA Bancomer S.A.	7.25%		04/22/2020	6,673,736
9,560,000	BBVA Bancomer S.A.	6.50%		03/10/2021	9,629,406
5,200,000	BBVA Bancomer S.A.	6.75%		09/30/2022	5,188,768
4,071,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,739,387
8,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	8,479,000
2,105,000	BDO Unibank, Inc.	2.95%		03/06/2023	2,089,212
4,440,000	BPCE S.A.	2.38%	^	01/14/2025	4,131,368
4,250,000	Brasil Bolsa Balcao S.A.	5.50%		07/16/2020	4,225,605
12,500,000	C&W Senior Financing DAC	7.50%		10/15/2026	11,537,906
13,900,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	12,423,056
3,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	3,377,100
15,204,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	15,112,946
8,200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	8,203,116
15,550,000	CNOOC Finance Ltd.	3.88%		05/02/2022	16,048,847
7,491,000	CNPC General Capital Ltd.	3.95%		04/19/2022	7,752,111
5,729,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	5,934,181
1,500,000	Colbun S.A.	4.50%		07/10/2024	1,534,225
3,514,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	3,379,625
5,915,000	Comcel Trust	6.88%		02/06/2024	5,774,607
3,670,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,632,189
3,275,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	3,287,074

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
900,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	916,681
6,125,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	2.02%	^	06/12/2024	5,414,329
212,000	DBS Group Holdings Ltd.	2.85%	^	04/16/2022	217,781
4,188,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	4,302,212
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.41%		07/25/2022	1,496,564
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,081,819
20,027,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	18,565,229
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,285,189
3,400,000	Digicel Group Ltd.	8.25%	^	09/30/2022	595,000
660,800	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	636,709
1,000,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	710,585
13,561,821	ENA Norte Trust	4.95%		04/25/2023	13,544,936
3,200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	2.59%		11/20/2023	3,177,104
10,000,000	Export-Import Bank of India	3.13%		07/20/2021	10,128,700
150,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	142,726
6,500,000	Freeport-McMoRan, Inc.	3.55%		03/01/2022	6,270,290
11,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	10,646,776
864,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	876,022
10,670,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	10,926,557
9,620,000	Global Bank Corporation	4.50%		10/20/2021	9,427,600
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,862,000
7,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	7,117,980
2,578,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	2,606,533
6,605,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	6,649,595
12,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	11,871,720
10,236,000	GrupoSura Finance S.A.	5.70%		05/18/2021	10,284,212
6,527,000	HPHT Finance Ltd.	2.88%		11/05/2024	6,772,872
6,085,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	2.69%		05/18/2024	5,678,419
5,235,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	5,280,492
6,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	5,900,785
1,000,000	Indian Oil Corporation Ltd.	4.75%		01/16/2024	953,637
3,396,826	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,082,619
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	10,440,992
1,600,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	1,762,896
3,450,000	Itau Unibanco Holding S.A.	6.20%		04/15/2020	3,454,312
7,525,000	Itau Unibanco Holding S.A.	5.75%		01/22/2021	7,568,570
3,500,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	3,565,450
1,300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	1,231,100
1,796,000	JBS Investments GMBH	6.25%		02/05/2023	1,778,049
1,000,000	JBS Investments GMBH	7.00%	^	01/15/2026	1,002,040
10,000,000	Latam Finance Ltd.	6.88%		04/11/2024	4,508,050
6,250,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	6,214,670

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	2.49%		08/16/2024	1,910,780
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,622,276
19,600,000	MARB BondCo PLC	7.00%		03/15/2024	17,615,402
9,500,000	Millicom International Cellular S.A.	6.00%		03/15/2025	9,262,548
1,500,000	Millicom International Cellular S.A.	6.63%		10/15/2026	1,431,675
12,670,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	2.65%		07/26/2023	11,641,629
12,725,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.10%		03/05/2023	11,878,662
6,900,000	Multibank, Inc.	4.38%		11/09/2022	6,406,277
5,484,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	5,382,998
14,150,000	Oleoducto Central S.A.	4.00%		05/07/2021	13,565,605
15,295,000	ONGC Videsh Ltd.	2.88%		01/27/2022	14,964,475
6,625,000	ONGC Videsh Ltd.	3.75%		05/07/2023	6,463,993
5,918,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	6,102,562
3,000,000	Pampa Energia S.A.	7.38%		07/21/2023	2,017,515
16,132,673	Panama Metro Line SP	0.00%		12/05/2022	14,978,154
3,868,138	Panama Metro Line SP	0.00%	^	12/05/2022	3,591,319
3,334,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	3,379,676
3,876,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	3,890,496
10,900,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	10,529,400
1,900,000	Reliance Holdings, Inc.	4.50%		10/19/2020	1,914,119
19,310,000	Reliance Holdings, Inc.	5.40%		02/14/2022	19,698,315
6,380,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	2.77%		06/25/2024	5,782,253
7,990,000	Santander UK PLC	2.50%		01/05/2021	7,778,625
4,455,000	Santander UK PLC	2.10%		01/13/2023	4,326,160
4,160,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	3,945,978
11,800,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	11,783,794
10,800,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	10,813,058
500,000	Sinopec Group Overseas Development Ltd.	2.25%		09/13/2020	500,135
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	2,012,010
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,981,055
2,090,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,076,802
1,750,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	1,765,726
13,600,000	Southern Copper Corporation	5.38%		04/16/2020	13,542,180
4,475,000	Southern Copper Corporation	3.50%		11/08/2022	4,401,224
13,250,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	13,151,322
6,252,000	Takeda Pharmaceutical Ltd.	4.00%		11/26/2021	6,337,006
6,511,000	Tecnoglass, Inc.	8.20%		01/31/2022	5,523,776
16,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	16,020,609
6,205,000	Toronto-Dominion Bank	3.25%		06/11/2021	6,336,204
1,395,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	1.36%		01/27/2023	1,307,259
6,580,000	UBS AG	2.45%	^	12/01/2020	6,564,083
9,720,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	6,840,499

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,300,000	Union Bank of the Philippines	3.37%		11/29/2022	4,266,661
775,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.29%	^	04/23/2021	749,303
850,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.29%		04/23/2021	821,817
9,815,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	10,191,722
9,637,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	9,502,949
7,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	7,565,477
10,000,000	UPL Corporation	3.25%		10/13/2021	9,249,741
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,133,192
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	379,262
15,289,000	VTR Finance B.V.	6.88%		01/15/2024	14,295,215

	Total Foreign Corporate Bonds (Cost $1,030,527,736)				977,130,370

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.9%
3,500,000	Chile Government International Bond	3.88%		08/05/2020	3,521,875
16,350,000	Colombia Government International Bond	4.38%		07/12/2021	16,538,189
24,033,333	Dominican Republic International Bond	7.50%		05/06/2021	24,105,674
6,500,000	Indonesia Government International Bond	4.88%		05/05/2021	6,581,770
9,725,000	Perusahaan Penerbit	3.40%		03/29/2022	9,705,647
3,711,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,824,110

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $65,339,219)				64,277,265

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.6%

	Americold LLC,
1,900,000	Series 2010-ARTA-D	7.44%	^	01/14/2029	1,907,360

	Arbor Realty Ltd.,
10,812,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	1.85%	^	06/15/2028	8,847,957

	Ashford Hospitality Trust,
6,452,658	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.60%	^	04/15/2035	5,364,444

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75%	^	12/15/2036	9,630,774
7,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.65%	^	06/15/2035	6,294,198
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10%	^	06/15/2035	170,001

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bancorp Commercial Mortgage Trust,
5,732,143	Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	1.60%	^	09/15/2035	5,120,311

	BANK,
88,510,140	Series 2017-BNK5-XA	1.08%	# I/O	06/15/2060	4,627,177
102,036,191	Series 2017-BNK6-XA	0.84%	# I/O	07/15/2060	4,529,897
195,858,000	Series 2020-BN26-XA	1.36%	# I/O	03/15/2063	17,904,555

	Barclays Commercial Mortgage Securities LLC,
94,366,630	Series 2017-C1-XA	1.50%	# I/O	02/15/2050	7,231,409
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.90%	^	08/15/2036	1,733,967
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.40%	^	08/15/2036	1,936,186
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20%	^	08/15/2036	3,189,332

	BBCMS Mortgage Trust,
13,011,000	Series 2017-DELC-B (1 Month LIBOR USD + 10.30%, 1.03% Floor)	1.73%	^	08/15/2036	10,212,748
13,430,131	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70%	^	10/15/2037	10,717,835
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	3.10%	^	07/15/2037	155,712
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	1.43%	^	03/15/2037	17,003,913
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%) Series 2018-TALL-B (1 Month LIBOR USD + 9.71%, 0.97% Floor)	1.68%	^	03/15/2037	9,624,859
240,587,709	Series 2020-C6-XA	1.06%	# I/O	02/15/2053	18,362,376
59,000,000	Series 2020-C6-XB	0.68%	# I/O	02/15/2053	3,377,278

	BDS Ltd.,
3,316,000	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%)	1.80%	^	08/15/2036	2,961,158

	Bear Stearns Commercial Mortgage Securities Trust,
3,675,000	Series 2006-PW13-D	5.75%	#^	09/11/2041	2,994,512

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,309,278	Series 2005-PW10-AJ	5.59%	#	12/11/2040	1,307,927

	Benchmark Mortgage Trust,
128,441,038	Series 2018-B1-XA	0.52%	# I/O	01/15/2051	4,090,590
175,653,437	Series 2020-B16-XA	0.93%	# I/O	02/15/2053	12,422,738
35,720,000	Series 2020-IG1-XB	0.13%	# I/O	09/15/2043	489,293

	BFLD,
20,049,000	Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.94%	^	10/15/2034	15,210,040

	BHMS Trust,
7,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.95%	^	07/15/2035	6,713,472
2,050,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	07/15/2035	1,484,259

	BHP Trust,
8,797,000	Series 2019-BXHP-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.68%	^	08/15/2036	7,520,274

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BHP Trust, (Cont.)
5,797,000	Series 2019-BXHP-C (1 Month LIBOR USD + 1.52%, 1.52% Floor)	2.23%	^	08/15/2036	4,876,710

	Bsprt Issuer Ltd.,
18,407,000	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.85%	^	05/15/2029	17,313,882

	BX Commercial Mortgage Trust,
615,000	Series 2018-BIOA-C (1 Month LIBOR USD + 1.12%, 1.10% Floor)	1.83%	^	03/15/2037	547,252
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.03%	^	03/15/2037	3,104,691
1,950,883	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.68%	^	09/15/2037	1,425,619
9,308,003	Series 2018-IND-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	1.45%	^	11/15/2035	8,916,583

	BX Trust,
4,214,133	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85%	^	07/15/2034	3,464,145
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.75%	^	06/15/2035	5,416,481
5,854,800	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75%	^	07/15/2034	4,595,938
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85%	^	07/15/2034	7,806,286
14,601,676	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.79%	^	09/15/2037	13,115,433
3,532,459	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	2.03%	^	09/15/2037	3,150,413
6,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.50%	^	05/15/2035	5,842,563
1,001,000	Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	2.47%	^	05/15/2035	846,138
10,620,000	Series 2019-MMP-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	2.00%	^	08/15/2036	10,111,780
1,905,000	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	2.15%	^	08/15/2036	1,819,300
660,000	Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	08/15/2036	639,032

	BXMT Ltd.,
8,181,000	Series 2020-FL2-C (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.45%	^	02/16/2037	6,302,274

	CAMB Commercial Mortgage Trust,
16,284,000	Series 2019-LIFE-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	1.77%	^	12/15/2037	15,261,868

	CCRESG Commercial Mortgage Trust,
712,000	Series 2016-HEAT-A	3.36%	^	04/10/2029	694,146

	CD Commercial Mortgage Trust,
26,018,951	Series 2017-CD4-XA	1.31%	# I/O	05/10/2050	1,688,289

	CF Trust,
6,444,000	Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.05%	^	08/21/2032	6,279,441

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
113,290,383	Series 2017-C8-XA	1.61%	# I/O	06/15/2050	8,954,189
42,452,000	Series 2017-C8-XB	0.95%	# I/O	06/15/2050	2,465,370
5,586,000	Series 2018-TAN-B	4.69%	^	02/15/2033	5,367,618
4,752,000	Series 2018-TAN-C	5.29%	^	02/15/2033	4,544,025
2,851,000	Series 2018-TAN-D	6.10%	^	02/15/2033	2,673,862

	CFK Trust,
55,675,000	Series 2020-MF2-X	0.89%	#^ I/O	03/15/2039	2,711,150

	CG-CCRE Commercial Mortgage Trust,
1,364,901	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.56%	^	11/15/2031	1,312,135

	CGDBB Commercial Mortgage Trust,
2,201,640	Series 2017-BIOC-A (1 Month LIBOR USD + 0.79%, 0.75% Floor)	1.49%	^	07/15/2032	2,019,622
3,804,908	Series 2017-BIOC-B (1 Month LIBOR USD + 0.97%, 0.95% Floor)	1.67%	^	07/15/2032	3,469,160

	CHT Mortgage Trust,
183,000	Series 2017-CSMO-A (1 Month LIBOR USD + 0.93%, 0.11% Floor)	1.63%	^	11/15/2036	158,056
7,731,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70%	^	11/15/2036	6,152,250
3,653,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	4.45%	^	11/15/2036	2,819,915

	Citigroup Commercial Mortgage Trust,
33,342,565	Series 2016-GC36-XA	1.27%	# I/O	02/10/2049	1,884,772
59,616,771	Series 2016-P3-XA	1.70%	# I/O	04/15/2049	4,394,227
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.80% Floor)	1.53%	^	12/15/2036	7,342,762
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.50%	^	12/15/2036	122,822
242,000	Series 2019-PRM-D	4.35%	^	05/10/2036	228,796

	CLNC Ltd.,
20,344,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.00%	^	08/20/2035	18,462,567

	Commercial Mortgage Pass-Through Certificates,
7,622,306	Series 2012-CR2-XA	1.63%	# I/O	08/15/2045	232,702
106,985,026	Series 2013-CR12-XA	1.13%	# I/O	10/10/2046	3,593,563
20,629,024	Series 2013-LC6-XA	1.37%	# I/O	01/10/2046	602,790
2,950,000	Series 2014-FL5-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.05%	^	10/15/2031	2,833,356
6,657,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.05%	^	10/15/2031	6,323,568
157,656,393	Series 2015-CR25-XA	0.84%	# I/O	08/10/2048	5,672,887
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70%	^	09/15/2033	20,155,437

	Credit Suisse Commercial Mortgage Securities Corporation,
10,603,000	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.95%	^	01/15/2034	9,955,243

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,327,220
6,501,000	Series 2017-LSTK-D	3.33%	#^	04/05/2033	6,347,548

	CSAIL Commercial Mortgage Trust,
126,019,264	Series 2017-C8-XA	1.24%	# I/O	06/15/2050	6,607,077
19,916,153	Series 2017-CX9-XA	0.88%	# I/O	09/15/2050	663,301

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	07/15/2032	8,955,999
811,000	Series 2017-LSTK-E	3.33%	#^	04/05/2033	783,893
583,000	Series 2017-MOON-D	3.20%	#^	07/10/2034	559,051

	CSWF Trust,
17,722,268	Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70%	^	08/15/2035	16,018,568

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	1.55%	^	06/15/2034	11,336,926

	DBGS Mortgage Trust,
11,744,670	Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.51%	^	05/15/2035	10,867,334

	Exantas Capital Corporation Ltd.,
16,629,983	Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.80%	^	04/15/2036	13,722,729

	Exantas Capital Corporation,
10,000,000	Series 2020-RSO8-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	2.85%	^	03/15/2035	9,305,760
15,000,000	Series 2020-RSO8-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.15%	^	03/15/2035	13,782,195

	FS Rialto,
29,135,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	2.86%	^	12/16/2036	26,876,513

	GPMT Ltd.,
3,270,249	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.67%	^	11/21/2035	3,216,607
12,432,000	Series 2018-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.72%	^	11/21/2035	10,453,795
17,691,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	2.00%	^	02/22/2036	16,990,737

	Great Wolf Trust,
20,623,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	3.44%	^	12/15/2036	17,009,364

	GS Mortgage Securities Corporation Trust,
1,512,000	Series 2017-500K-D (1 Month LIBOR USD + 1.30%, 1.55% Floor)	2.00%	^	07/15/2032	1,374,562

	GS Mortgage Securities Corporation,
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	1.60%	^	07/15/2031	5,233,695
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	2.30%	^	07/15/2031	4,681,222

	GS Mortgage Securities Trust,
110,521,581	Series 2017-GS6-XA	1.04%	# I/O	05/10/2050	6,527,935
132,883,894	Series 2017-GS7-XA	1.13%	# I/O	08/10/2050	8,261,843
153,618,793	Series 2017-GS8-XA	0.98%	# I/O	11/10/2050	8,547,872

	Hilton Orlando Trust,
4,330,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.75%	^	12/15/2034	3,669,143

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	2.35%	^	08/15/2034	6,593,810
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.78%	^	08/15/2028	18,702,195

	IMT Trust,
3,605,955	Series 2017-APTS-DFL (1 Month LIBOR USD + 1.55%, 1.55% Floor)	2.25%	^	06/15/2034	3,099,495

	JP Morgan Chase Commercial Mortgage Securities Corporation,
9,247	Series 2015-JP1-A1	1.95%		01/15/2049	9,237
417,144	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	06/15/2032	389,049
10,937,218	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70%	^	06/15/2032	10,461,055

	JP Morgan Chase Commercial Mortgage Securities Trust,
376,595	Series 2006-LDP9-AMS	5.34%		05/15/2047	371,865
4,546,000	Series 2011-C4-E	5.54%	#^	07/15/2046	4,414,930
14,827,372	Series 2014-C20-XA	0.94%	# I/O	07/15/2047	336,525
69,200,016	Series 2016-JP4-XA	0.73%	# I/O	12/15/2049	2,005,666
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.98%	^	07/05/2033	10,856,324
59,178,200	Series 2020-ACE-XA	0.34%	#^ I/O	01/10/2037	1,008,811
117,285,000	Series 2020-MKST-XCP	2.63%	#^ I/O	12/15/2036	5,231,615
12,920,000	Series 2020-NNN-BFL (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.80%	^	01/16/2037	11,983,235

	JPMBB Commercial Mortgage Securities Trust,
81,727,445	Series 2015-C32-XA	1.33%	# I/O	11/15/2048	2,708,472

	JPMCC Commercial Mortgage Securities Trust,
26,165,211	Series 2019-COR5-XA	1.50%	# I/O	06/13/2052	2,616,312
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 1.00%, 0.96% Floor)	1.66%	^	07/15/2036	14,374,448

	KKR Industrial Portfolio Trust,
11,281,000	Series 2020-AIP-F (1 Month LIBOR USD + 3.43%, 3.43% Floor)	4.43%	^	03/15/2037	8,729,227

	LCCM Mortgage Trust,
500,000	Series 2014-909-D	3.90%	#^	05/15/2031	490,368

	LMREC, Inc.,
362,673	Series 2015-CRE1-AR (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.91%	^	02/22/2032	347,921

	LoanCore Issuer Ltd.,
10,410,000	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.83%	^	05/15/2028	8,573,738
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.20%	^	05/15/2036	15,639,057
12,297,000	Series 2019-CRE3-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.75%	^	04/15/2034	11,143,898

	LSTAR Commercial Mortgage Trust,
64,754,838	Series 2017-5-X	1.00%	#^ I/O	03/10/2050	2,434,303

	Marathon CRE,
11,968,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.85%	^	06/15/2028	9,751,347

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MF1 Ltd.,
16,723,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	2.08%	^	12/25/2034	13,597,287

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,524,545	Series 2012-C5-XA	1.43%	#^ I/O	08/15/2045	64,438
14,829,773	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	366,619

	Morgan Stanley Capital Barclays Bank Trust,
3,384,000	Series 2016-MART-B	2.48%	^	09/13/2031	3,180,458

	Morgan Stanley Capital Trust,
1,426,790	Series 2006-HQ10-X1	0.36%	#^ I/O	11/12/2041	14
2,014,912	Series 2006-IQ11-B	6.06%	#	10/15/2042	1,929,369
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90%	^	11/15/2034	2,126,326
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85%	^	11/15/2034	2,609,654
3,655,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05%	^	11/15/2034	1,968,174
68,449,730	Series 2017-H1-XA	1.43%	# I/O	06/15/2050	4,659,709
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.60%	^	07/15/2035	10,727,939
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 17.50%, 1.75% Floor)	2.45%	^	05/15/2036	6,438,717

	Motel 6 Trust,
10,191,088	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85%	^	08/15/2034	9,074,492

	MSCG Trust,
16,416,000	Series 2018-SELF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.60%	^	10/15/2037	15,448,093

	Natixis Commercial Mortgage Securities Trust,
12,013,132	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.61%	^	06/15/2035	11,348,960
5,185,000	Series 2018-850T-C (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.86%	^	07/15/2033	5,000,997

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30%	^	02/15/2036	18,176,773

	PFP Ltd.,
12,799,816	Series 2019-5-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.67%	^	04/14/2036	10,455,812
5,621,000	Series 2019-6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.75%	^	04/14/2037	4,726,766

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94%	^	06/15/2033	4,907,550
6,186,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24%	^	06/15/2033	5,536,713

	Shelter Growth Issuer Ltd.,
16,918,281	Series 2019-FL2-B (1 Month LIBOR USD + 1.80%, 1.80% Floor)	3.00%	^	05/15/2036	14,678,656

	SLIDE,
14,421,886	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.60%	^	06/15/2031	13,642,155

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.40%)	2.10%	^	07/15/2038	11,324,026

	TRTX Issuer Ltd.,
16,923,000	Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	2.25%	^	09/15/2034	13,858,499

	UBS Commercial Mortgage Trust,
25,846,608	Series 2012-C1-XA	2.07%	#^ I/O	05/10/2045	795,008
69,979,798	Series 2017-C1-XA	1.56%	# I/O	06/15/2050	5,698,119
105,123,040	Series 2017-C3-XA	1.11%	# I/O	08/15/2050	6,038,698
117,695,444	Series 2018-C8-XA	0.88%	# I/O	02/15/2051	6,299,437
552,000	Series 2018-NYCH-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.80%	^	02/15/2032	492,618

	VMC Finance LLC,
13,961,642	Series 2018-FL2-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	1.72%	^	10/15/2035	12,884,236

	Wells Fargo Commercial Mortgage Trust,
29,269,809	Series 2015-LC22-XA	0.78%	# I/O	09/15/2058	986,928
183,940,282	Series 2019-C51-XA	1.38%	# I/O	06/15/2052	16,941,636

	WF-RBS Commercial Mortgage Trust,
12,118,044	Series 2012-C8-XA	1.81%	#^ I/O	08/15/2045	381,488

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,217,436,010)				1,056,567,816

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 18.3%

	Ajax Mortgage Loan Trust,
16,808,722	Series 2017-C-A	3.75%	^§	07/25/2060	16,863,665
8,631,742	Series 2018-E-A	4.38%	#^	06/25/2058	8,713,350
32,512,463	Series 2018-F-A	4.38%	#^	11/25/2058	32,019,964
3,371,651	Series 2019-C-A	3.95%	#^	10/25/2058	3,298,826

	Angel Oak Mortgage Trust LLC,
1,381,937	Series 2017-1-A1	2.81%	#^	01/25/2047	1,368,625
675,388	Series 2017-1-A2	3.09%	#^	01/25/2047	669,081

	Arroyo Mortgage Trust,
19,527,244	Series 2019-3-A2	3.21%	#^	10/25/2048	18,574,260
10,553,484	Series 2019-3-A3	3.42%	#^	10/25/2048	10,075,763

	Banc of America Funding Corporation,
177,836	Series 2005-E-6A1	4.53%	#	05/20/2035	166,756

	Banc of America Mortgage Securities Trust,
878,194	Series 2005-E-2A1	4.64%	#	06/25/2035	709,001

	Bayview Opportunity Master Fund Trust,
8,419,612	Series 2019-SBR1-A1	3.47%	^§	06/28/2034	8,361,344
16,247,319	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	16,091,073

	BCAP LLC Trust,
884,910	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	871,082

	Bear Stearns Adjustable Rate Mortgage Trust,
2,157,322	Series 2003-9-4A1	4.00%	#	02/25/2034	1,893,960

	Bear Stearns Asset Backed Securities Trust,
233,903	Series 2004-AC2-2A	5.00%		05/25/2034	241,578

	Carrington Mortgage Loan Trust,
4,892,831	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	1.15%		02/25/2037	4,848,145

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CitiCorporationResidential Mortgage Securities, Inc.,
273,498	Series 2007-1-A4	5.26%	ß	03/25/2037	274,044
2,311,073	Series 2007-2-A4	5.02%	ß	06/25/2037	2,315,881

	Citigroup Mortgage Loan Trust, Inc.,
859,932	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	4.14%		03/25/2036	755,070
36,265,823	Series 2018-A-A1	4.00%	#^	01/25/2068	33,957,442
21,386,150	Series 2018-C-A1	4.13%	^§	03/25/2059	19,882,032

	Citigroup Mortgage Loan Trust,
9,769,695	Series 2019-B-A1	3.26%	#^	04/25/2066	9,700,859
6,711,423	Series 2019-C-A1	3.23%	^§	09/25/2059	6,666,609
33,574,631	Series 2019-E-A1	3.23%	^§	11/25/2070	34,726,724

	COLT Mortgage Loan Trust,
2,835,093	Series 2018-3-A1	3.69%	#^	10/26/2048	2,815,545
1,959,549	Series 2018-3-A2	3.76%	#^	10/26/2048	1,946,767
1,876,164	Series 2018-3-A3	3.87%	#^	10/26/2048	1,865,129

	Countrywide Asset-Backed Certificates,
4,321	Series 2005-15-1AF6	3.77%	#	04/25/2036	4,311

	Countrywide Home Loans,
2,189,150	Series 2004-HYB9-1A1	3.74%	#	02/20/2035	2,034,607

	Credit Suisse First Boston Mortgage Securities Corporation,
27,008	Series 2005-11-5A1	5.25%		12/25/2020	15,849

	Credit Suisse Mortgage Capital Certificates,
5,505,117	Series 2011-5R-6A9	3.82%	#^	11/27/2037	5,356,952
7,292,206	Series 2019-RPL4-A1	3.55%	^	08/26/2058	7,582,140
56,178,716	Series 2020-BPL1-A1	3.39%	^§	02/25/2024	55,654,367

	CSMC Trust,
24,245,762	Series 2018-RPL7-A1	4.00%	^	08/26/2058	25,283,842
42,266,709	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	39,478,146
46,335,799	Series 2019-RP10-A1	3.32%	#^	12/26/2059	47,606,511
18,457,097	Series 2019-RPL2-A1	3.88%	#^	11/25/2058	19,068,663

	Deephaven Residential Mortgage Trust,
1,440,423	Series 2017-2A-A1	2.45%	#^	06/25/2047	1,408,762
699,634	Series 2017-2A-A2	2.61%	#^	06/25/2047	684,420
1,028,874	Series 2017-2A-A3	2.71%	#^	06/25/2047	1,006,738
3,513,259	Series 2019-1A-A1	3.74%	#^	01/25/2059	3,426,982

	First Horizon Mortgage Pass-Through Trust,
3,844,115	Series 2007-AR2-1A1	4.79%	#	08/25/2037	2,491,499

	GCAT LLC,
8,663,569	Series 2019-2-A1	3.47%	^§	06/25/2024	8,635,555
12,437,425	Series 2019-3-A1	3.35%	^§	10/25/2049	12,411,045
9,550,387	Series 2020-1-A1	2.98%	^§	01/26/2060	9,556,489

	GS Mortgage-Backed Securities Trust,
27,704,022	Series 2019-SL1-A1	2.63%	#^	01/25/2059	27,361,226

	GSR Mortgage Loan Trust,
1,868,591	Series 2005-AR7-3A1	4.44%	#	11/25/2035	1,548,082

	Homeward Opportunities Fund Trust,
4,378,301	Series 2018-1-A1	3.77%	#^	06/25/2048	4,263,078
5,669,168	Series 2018-1-A2	3.90%	#^	06/25/2048	5,520,281
6,587,413	Series 2018-1-A3	4.00%	#^	06/25/2048	6,416,001

	Invitation Homes Trust,
28,675,676	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.65%	^	12/17/2036	26,668,011
18,145,663	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	1.50%	^	03/17/2037	16,915,554

	JP Morgan Alternative Loan Trust,
133,170	Series 2006-S4-A6	5.71%	ß	12/25/2036	127,103

	JP Morgan Mortgage Trust,
11,257	Series 2007-S1-1A1	5.00%		03/25/2022	10,972
22,677	Series 2007-S3-2A2	5.50%		08/25/2022	21,896

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Legacy Mortgage Asset Trust,
15,751,159	Series 2017-GS1-A1	3.50%	^§	01/25/2057	15,449,444
21,262,128	Series 2018-GS1-A1	4.00%	^§	03/25/2058	20,748,001
17,913,294	Series 2018-GS3-A1	4.00%	^§	06/25/2058	17,432,433
31,984,062	Series 2019-GS1-A1	4.00%	^§	01/25/2059	29,340,605
29,552,427	Series 2019-GS3-A1	3.75%	^§	04/25/2059	28,940,044
14,005,382	Series 2019-GS4-A1	3.44%	^§	05/25/2059	14,217,919
511,087	Series 2019-GS5-A1	3.20%	^§	05/25/2059	511,938
29,201,810	Series 2019-GS6-A1	3.00%	^§	06/25/2059	26,183,514
24,263,397	Series 2019-GS7-A1	3.25%	^§	11/25/2059	24,638,633

	MASTR Adjustable Rate Mortgages Trust,
3,309,714	Series 2006-2-2A1	4.30%	#	04/25/2036	2,598,760

	Merrill Lynch Mortgage Investors Trust,
2,021,308	Series 2005-3-2A (0.12% Floor)	3.80%	±	11/25/2035	1,771,472

	MFA LLC,
10,892,438	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	11,105,401
14,213,416	Series 2018-NPL1-A1	3.88%	^§	05/25/2048	14,661,490

	Mill City Mortgage Loan Trust,
14,948,042	Series 2017-3-A1	2.75%	#^	01/25/2061	15,018,208

	Morgan Stanley Mortgage Loan Trust,
7,360	Series 2004-1-1A1	5.00%		08/25/2020	6,948

	Morgan Stanley Re-Remic Trust,
286,425	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%, 0.23% Floor)	1.18%	^	02/26/2037	286,008

	Nationstar HECM Loan Trust,
4,400,000	Series 2018-2A-M2	3.82%	#^	07/25/2028	4,398,332

	New Residential Mortgage Loan Trust,
12,500,936	Series 2018-FNT1-A	3.61%	^	05/25/2023	12,327,512
8,447,580	Series 2019-NQM1-A2	3.88%	#^	01/25/2049	8,408,538

	NRZ Excess Spread-Collateralized Notes,
15,017,786	Series 2018-PLS1-A	3.19%	^	01/25/2023	14,997,087
12,771,425	Series 2018-PLS2-A	3.27%	^	02/25/2023	12,735,038

	Oaktown Ltd.,
4,752,720	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	2.35%	^	07/25/2029	4,736,370

	OBX Trust,
4,064,813	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	1.60%	^	06/25/2057	3,835,841

	Opteum Mortgage Acceptance Corporation,
27,135	Series 2005-5-2AN	5.68%	#	12/25/2035	26,916

	Park Avenue Funding Trust,
39,200,317	Series 2019-1-PT (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.46%	^	11/27/2020	37,778,757

	Pretium Mortgage Credit Partners LLC,
38,101,830	Series 2019-1A-A1	4.50%	^§	01/25/2024	38,698,208
3,044,223	Series 2019-NPL2-A1	3.84%	^§	12/25/2058	2,643,214
49,127,035	Series 2020-NPL1-A1	2.86%	^§	05/27/2059	37,137,189

	PRPM LLC,
14,850,579	Series 2018-1A-A1	3.75%	#^	04/25/2023	15,071,344
8,184,947	Series 2019-3A-A1	3.35%	^§	07/25/2024	8,133,904
15,283,480	Series 2019-4A-A1	3.35%	^§	11/25/2024	15,161,297
35,019,679	Series 2020-1A-A1	2.98%	^§	02/25/2025	28,229,178

	Radnor Ltd.,
11,409,246	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	2.15%	^	06/25/2029	11,381,501

	Starwood Mortgage Residential Trust,
4,619,751	Series 2018-IMC1-A2	3.90%	#^	03/25/2048	4,531,444

	Structured Asset Securities Corporation,
232,585	Series 2003-24A-1A3	3.73%	#	07/25/2033	208,070

	Toorak Mortgage Corporation Ltd.,
45,000,000	Series 2020-1-A1	2.73%	^§	03/25/2023	45,192,690

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Velocity Commercial Capital Loan Trust,
179,669	Series 2016-2-AFX	3.00%	#	10/25/2046	179,251
6,989,782	Series 2019-2-A	3.13%	#^	07/25/2049	6,551,622

	Vericrest Opportunity Loan Trust,
12,171,253	Series 2019-NPL7-A1A	3.18%	^§	10/25/2049	11,078,775
21,990,495	Series 2019-NPL8-A1A	3.28%	^§	11/25/2049	20,116,472
14,402,034	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	12,771,896
14,347,253	Series 2020-NPL5-A1A	2.98%	^§	03/25/2050	13,045,071

	Verus Securitization Trust,
4,443,871	Series 2017-1A-A1	2.85%	#^	01/25/2047	4,364,207
658,351	Series 2017-1A-A2	3.16%	#^	01/25/2047	646,915

	VOLT LLC,
4,802,910	Series 2019-NP10-A1A	3.43%	^§	12/27/2049	4,536,724
13,497,799	Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	12,693,020
13,625,405	Series 2019-NPL9-A1A	3.33%	^§	11/26/2049	12,394,137
11,764,770	Series 2020-NPL1-A1A	3.23%	^§	01/25/2050	10,658,327
8,341,305	Series 2020-NPL3-A1A	2.98%	^§	02/25/2050	6,118,456
29,083,279	Series 2020-NPL4-A1	2.98%	^§	03/25/2050	26,113,231

	Washington Mutual Mortgage Pass-Through Certificates,
708,445	Series 2002-AR16-A	3.95%	#	12/25/2032	627,421

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,294,314,344)				1,240,670,430

US CORPORATE BONDS 5.8%
5,887,000	AbbVie, Inc.	3.38%		11/14/2021	6,005,515
3,280,000	AbbVie, Inc.	2.30%	^	11/21/2022	3,281,570
6,748,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.29%		02/27/2023	6,458,658
331,000	Amgen, Inc.	2.70%		05/01/2022	339,173
4,637,000	Amgen, Inc.	2.65%		05/11/2022	4,694,449
4,575,000	Amgen, Inc.	3.63%		05/15/2022	4,745,467
3,300,000	Amgen, Inc.	1.90%		02/21/2025	3,332,622
6,825,000	Analog Devices, Inc.	2.95%		01/12/2021	6,835,781
10,600,000	Anthem, Inc.	2.50%		11/21/2020	10,563,433
12,114,000	AT&T, Inc.	2.80%		02/17/2021	12,170,973
3,330,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.10%		03/05/2024	3,120,542
7,170,000	BAT Capital Corporation	2.76%		08/15/2022	7,070,468
4,595,000	BB&T Corporation	2.20%		03/16/2023	4,609,962
5,291,000	Bristol-Myers Squibb Company	2.88%	^	08/15/2020	5,309,926
1,675,000	Bristol-Myers Squibb Company	2.60%	^	05/16/2022	1,710,535
6,139,000	Capital One Financial Corporation	2.40%		10/30/2020	6,126,920
12,540,000	Cardinal Health, Inc.	2.62%		06/15/2022	12,604,369
6,435,000	Carrier Global Corporation	1.92%	^	02/15/2023	6,347,883
5,970,000	Cigna Corporation	3.40%		09/17/2021	6,063,900
6,471,000	Cintas Corporation	2.90%		04/01/2022	6,475,839
4,656,000	Citigroup, Inc.	2.75%		04/25/2022	4,683,772
6,700,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	2.60%		06/01/2024	6,248,936
2,020,000	Citigroup, Inc. (Secured Overnight Financing Rate + 8.67%)	2.31%		11/04/2022	2,009,788
1,114,000	Consolidated Edison, Inc.	2.00%		05/15/2021	1,100,866
6,243,000	Continental Resources, Inc.	4.50%		04/15/2023	3,440,232

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,705,000	CVS Health Corporation	3.70%		03/09/2023	13,241,873
4,760,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,641,143
200,000	Daimler Finance North America LLC	3.40%	^	02/22/2022	194,523
6,180,000	Delta Air Lines, Inc.	3.40%		04/19/2021	5,631,188
2,975,000	DTE Energy Company	2.25%		11/01/2022	2,948,446
2,410,000	DTE Energy Company	2.53%		10/01/2024	2,347,087
4,280,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	4,294,089
6,615,000	eBay, Inc.	2.75%		01/30/2023	6,495,948
4,195,000	Energy Transfer Operating LP	4.25%		03/15/2023	3,764,700
1,855,000	Energy Transfer Operating LP	2.90%		05/15/2025	1,571,764
6,315,000	General Electric Company	2.70%		10/09/2022	6,219,601
6,252,000	General Mills, Inc.	3.15%		12/15/2021	6,336,358
5,355,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	5,356,132
7,000,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	6,995,688
6,205,000	Hyundai Capital America	2.85%	^	11/01/2022	6,065,796
5,515,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	5,625,324
5,565,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	5,520,925
5,650,000	Kinder Morgan, Inc.	3.15%		01/15/2023	5,602,616
5,840,000	Marathon Petroleum Corporation	4.75%		12/15/2023	5,539,647
5,424,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	2.57%		12/29/2021	5,429,017
6,455,000	Microchip Technology, Inc.	3.92%		06/01/2021	6,294,097
11,415,000	Mondelez International, Inc.	3.00%		05/07/2020	11,301,070
1,515,000	Mondelez International, Inc.	3.63%		05/07/2023	1,591,621
11,355,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.73%		07/22/2022	11,053,250
6,030,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	6,036,695
12,478,000	Northrop Grumman Corporation	2.08%		10/15/2020	12,431,079
3,720,000	ORACLE Corporation	2.50%		04/01/2025	3,802,019
4,930,000	PayPal Holdings, Inc.	2.20%		09/26/2022	4,912,418
6,140,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	5,741,159
2,425,000	PNC Bank	2.45%		11/05/2020	2,429,720
1,955,000	PNC Bank (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,961,156
1,905,000	PNC Funding Corporation	3.30%		03/08/2022	1,937,873
679,000	Prudential Financial, Inc.	4.50%		11/15/2020	683,789
1,770,000	Prudential Financial, Inc.	4.50%		11/16/2021	1,786,619
10,010,000	Prudential Financial, Inc.	3.50%		05/15/2024	10,431,289
2,359,000	PSEG Power LLC	3.85%		06/01/2023	2,402,644
6,515,000	Republic Services, Inc.	2.50%		08/15/2024	6,572,686
3,295,000	Reynolds American, Inc.	3.25%		06/12/2020	3,285,233
2,922,000	Reynolds American, Inc.	4.00%		06/12/2022	2,961,654
5,870,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	5,565,765
6,900,000	Simon Property Group LP	2.00%		09/13/2024	6,634,647
4,625,000	Synchrony Financial	3.75%		08/15/2021	4,648,541
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,464,214

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,455,000	Union Pacific Corporation	3.20%		06/08/2021	6,519,145
2,285,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	2.79%		05/15/2025	2,084,165
7,220,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	7,146,515
1,870,000	Waste Management, Inc.	2.95%		06/15/2024	1,905,099
12,485,000	Wells Fargo & Company	2.60%		01/15/2021	12,545,796
5,885,000	Welltower, Inc.	3.63%		03/15/2024	5,787,397

	Total US Corporate Bonds (Cost $399,044,922)				391,090,799

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.7%

	Federal Home Loan Mortgage Corporation Pass-Thru,
126,075,303	Series K722-X1	1.31%	# I/O	03/25/2023	3,828,037

	Federal Home Loan Mortgage Corporation,
2,052,190	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.67% Cap)	3.22%		05/01/2045	2,076,226
217,562	Pool N70081	5.50%		07/01/2038	247,054
1,690,255	Series 3025-FW (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap)	0.95%		08/15/2035	1,659,568
13,068,479	Series 317-F3 (1 Month LIBOR USD + 0.52%, 0.52% Floor 6.50% Cap)	1.22%		11/15/2043	13,154,295
21,426	Series 3818-JA	4.50%		01/15/2040	21,535
10,092,724	Series 3843-FB (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	1.03%		04/15/2041	10,040,597
25,618	Series 3872-BA	4.00%		06/15/2041	27,539
2,075,650	Series 4050-BC	2.00%		05/15/2041	2,119,298
760,651	Series 4074-KF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	1.00%		02/15/2041	755,624
3,686,459	Series 4203-NB	2.00%		10/15/2040	3,844,502
12,691,048	Series 4211-AP	1.60%		03/15/2043	12,926,824
928,482	Series 4238-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	1.00%		02/15/2042	922,266
2,245,675	Series 4381-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		06/15/2044	2,220,063
10,591,363	Series 4484-CD	1.75%		07/15/2030	10,792,206
6,104,980	Series 4631-GF (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	1.20%		11/15/2046	6,055,693
11,571,250	Series 4725-FB (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		08/15/2047	11,404,548
16,123,793	Series 4768-FG (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.00%		03/15/2048	15,847,390
6,595,802	Series 4773-EA	4.00%		10/15/2042	6,858,858

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
11,653,218	Series 4778-NA	4.50%		06/15/2044	12,054,922
8,709,491	Series 4824-FC (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		09/15/2048	8,603,877
7,904,066	Series 4842-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		11/15/2048	7,827,888
42,901,064	Federal Home Loan Mortgage Corporation, Series 4920-FA (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.15%		10/25/2049	42,497,511

	Federal National Mortgage Association Pass-Thru,
90,070	Pool AB3850	4.00%		11/01/2041	95,891
2,998,285	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.33% Cap)	3.89%		11/01/2042	3,046,012
2,172,245	Pool AL4292	4.50%		04/01/2026	2,315,624

	Federal National Mortgage Association,
2,850,606	Pool AL9932	3.04%	#	01/01/2024	3,047,249
9,150,000	Pool AM6134	2.67%		09/01/2021	9,307,718
3,905,024	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.41% Cap)	2.42%		12/01/2045	3,942,989
3,199,474	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.05%		05/01/2045	3,222,536
2,536,157	Series 2006-97-FE (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.40%		10/25/2035	2,517,673
1,010,988	Series 2010-113-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	1.35%		10/25/2040	1,000,494
39,613,378	Series 2010-54-FB (1 Month LIBOR USD + 0.39%, 0.39% Floor, 7.00% Cap)	1.34%		06/25/2036	39,169,807
917,669	Series 2011-128-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	1.30%		07/25/2041	913,808
10,288,854	Series 2011-63-FA (1 Month LIBOR USD + 0.58%, 0.58% Floor, 6.50% Cap)	1.53%		07/25/2041	10,216,008
16,310,674	Series 2011-63-FP (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	1.27%		07/25/2041	16,098,705
94,639	Series 2011-64-DB	4.00%		07/25/2041	105,207
6,436,161	Series 2011-86-KF (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	1.50%		09/25/2041	6,414,812
26,384,220	Series 2011-96-FA (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		10/25/2041	26,192,346
2,309,781	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	1.41%		10/25/2042	2,295,969
966,626	Series 2012-111-JF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	1.35%		07/25/2040	962,654
8,199,213	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	1.50%		06/25/2042	8,180,893

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
17,278,035	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.40%	06/25/2042	17,154,932
2,314,322	Series 2013-81-EF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%	12/25/2042	2,294,489
10,978,393	Series 2016-89-FH (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	1.45%	12/25/2046	10,877,593
7,112,687	Series 2017-3-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor)	1.45%	02/25/2047	7,049,170
20,620,160	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	1.35%	12/25/2057	20,283,280
12,889,476	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%	03/25/2048	12,473,656
10,526,190	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%	07/25/2048	10,221,454
16,659,968	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%	08/25/2048	16,204,022
10,892,971	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%	09/25/2048	10,754,811
18,751,279	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%	10/25/2058	18,485,634
15,909,777	Series 2018-71-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%	09/25/2048	15,810,805
10,326,026	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%	10/25/2048	10,182,411
7,401,930	Series 2019-42-KF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	1.30%	08/25/2049	7,339,175
8,180,423	Series 2019-42-LF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	1.30%	08/25/2049	8,099,467
13,691,239	Series 2019-57-FE (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.40%	10/25/2049	13,518,920
4,508,957	Series 2019-6-KF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.40%	03/25/2049	4,465,036
7,204,637	Series 404-F13 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap)	1.55%	05/25/2040	7,259,590

	Government National Mortgage Association,
4,657,930	Series 2006-14-FA (1 Month LIBOR USD + 0.20%, 0.20% Floor, 6.50% Cap)	0.97%	03/20/2036	4,562,234
6,731,319	Series 2010-115-AF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.22%	09/20/2040	6,643,831

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
6,477,709	Series 2013-26-FQ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.00% Cap)	1.15%		02/16/2043	6,393,569

	Total US Government and Agency Mortgage Backed Obligations (Cost $525,891,745)				524,906,795

US GOVERNMENT AND AGENCY OBLIGATIONS 8.5%
35,000,000	United States Treasury Notes	1.38%		09/15/2020	35,200,976
68,500,000	United States Treasury Notes	2.88%		10/31/2020	69,590,381
80,100,000	United States Treasury Notes	2.75%		11/30/2020	81,490,799
79,150,000	United States Treasury Notes	2.75%		09/15/2021	82,059,381
91,500,000	United States Treasury Notes	1.50%		10/31/2021	93,360,382
95,200,000	United States Treasury Notes	1.63%		04/30/2023	99,112,125
108,900,000	United States Treasury Notes	2.25%		12/31/2023	116,735,696

	Total US Government and Agency Obligations (Cost $560,245,791)				577,549,740

AFFILIATED MUTUAL FUNDS 0.7%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				46,800,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				46,800,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation				220,642

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)				220,642

SHORT TERM INVESTMENTS 3.1%
69,571,410	First American Government Obligations Fund - Class U	0.47%	♦		69,571,410
69,571,410	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		69,571,410
69,571,410	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		69,571,410

	Total Short Term Investments (Cost $208,714,230)				208,714,230

	Total Investments 99.2% (Cost $7,072,454,173)				6,729,112,628
	Other Assets in Excess of Liabilities 0.8%				51,367,941

	NET ASSETS 100.0%				$6,780,480,569

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.3%
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Foreign Corporate Bonds	14.4%
Collateralized Loan Obligations	13.6%
US Government and Agency Obligations	8.5%
Asset Backed Obligations	8.3%
US Government and Agency Mortgage Backed Obligations	7.7%
US Corporate Bonds	5.8%
Short Term Investments	3.1%
Bank Loans	2.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Affiliated Mutual Funds	0.7%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	0.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.3%
Non-Agency Commercial Mortgage Backed Obligations	15.6%
Collateralized Loan Obligations	13.6%
US Government and Agency Obligations	8.5%
Asset Backed Obligations	8.3%
Banking	8.0%
US Government and Agency Mortgage Backed Obligations	7.7%
Short Term Investments	3.1%
Energy	2.4%
Telecommunications	1.5%
Transportation	1.3%
Healthcare	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Pharmaceuticals	0.8%
Chemicals/Plastics	0.7%
Affiliated Mutual Funds	0.7%
Finance	0.7%
Consumer Products	0.6%
Mining	0.6%
Utilities	0.6%
Food Products	0.4%
Building and Development (including Steel/Metals)	0.4%
Electronics/Electric	0.4%
Technology	0.3%
Media	0.3%
Automotive	0.3%
Aerospace & Defense	0.3%
Food Service	0.3%
Insurance	0.2%
Business Equipment and Services	0.2%
Diversified Manufacturing	0.2%
Real Estate	0.2%
Pulp & Paper	0.2%
Beverage and Tobacco	0.1%
Environmental Control	0.1%
Industrial Equipment	0.1%
Containers and Glass Products	0.1%
Commercial Services	0.1%
Financial Intermediaries	0.0%	~
Other Assets and Liabilities	0.8%

	100.0%

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

†	Perpetual Maturity

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$49,000,000	$—	$—	5,000,000	$46,800,000	$(2,200,000)	$1,965,707	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	53

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 82.3%

AEROSPACE & DEFENSE 2.0%

	American Airlines, Inc.,
250,052	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.69%	01/29/2027	207,699

	Dynasty Acquisition Company, Inc.,
595,784	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%	04/06/2026	483,330
320,314	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%	04/06/2026	259,855

	Kestrel Bidco, Inc.,
1,561,088	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	12/11/2026	1,228,053

	Syncreon Group Holdings B.V.,
426,716	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%	10/01/2024	369,109
763,301	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%	04/01/2025	515,228

	WP CPP Holdings LLC,
	Senior Secured First Lien Term Loan
3,412	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.36%	04/30/2025	2,602
1,418,361	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.53%	04/30/2025	1,081,500

				4,147,376

AUTOMOTIVE 1.7%

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
650,871	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%	09/02/2024	439,338
82,175	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%	09/02/2024	55,468

	Dealer Tire, LLC,
144,638	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	12/12/2025	120,290

	IAA, Inc.,
382,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.25%	06/29/2026	366,876

	Mavis Tire Express Services Corporation,
997,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%	03/20/2025	809,414

	Panther BF Aggregator LP,
507,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%	04/30/2026	466,854

	Wand NewCo 3, Inc.,
	Senior Secured First Lien Term Loan
180,652	(3 Month LIBOR USD + 3.00%)	4.07%	02/05/2026	163,490
1,144,751	(6 Month LIBOR USD + 3.00%)	4.07%	02/05/2026	1,036,000

				3,457,730

BEVERAGE AND TOBACCO 0.2%

	Arctic Glacier, Inc.,
585,285	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%	03/20/2024	482,860

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.8%

	Advanced Drainage Systems, Inc.,
435,254	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.23%		07/31/2026	406,962

	Aleris International, Inc.,
1,327,278	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		02/27/2023	1,202,846

	Arconic Corporation,
565,000	Senior Secured First Lien Term Loan	4.66%	±	02/04/2027	516,975

	Foresight Energy LLC,
178,334	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00%	&	09/10/2020	172,984
2,162,786	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36%	Ω	03/28/2022	367,674

	Forest City Enterprises L.P.,
1,417,387	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		12/08/2025	1,233,126

	GrafTech Finance, Inc.,
1,171,049	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	1,024,668

	KBR, Inc.,
80,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/05/2027	71,766

	Phoenix Services International LLC,
348,648	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	287,635

	Pisces Midco, Inc.,
517,367	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.56%		04/12/2025	443,642

					5,728,278

BUSINESS EQUIPMENT AND SERVICES 10.2%

	AlixPartners LLP,
858,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.50%		04/04/2024	826,175

	Allied Universal Holdco LLC,
1,448,622	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	1,347,218

	Amentum Holdings LLC,
240,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		02/01/2027	224,400

	Brand Energy & Infrastructure Services, Inc.,
	Senior Secured First Lien Term Loan
280,428	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.64%		06/21/2024	227,452
4,685	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		06/21/2024	3,800
323,323	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%		06/21/2024	262,244

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Camelot US Acquisition Company,
1,381,538	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		10/30/2026	1,319,368

	Clear Channel Outdoor Holdings, Inc.,
263,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		08/21/2026	224,124

	Cvent, Inc.,
1,117,398	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/29/2024	813,840

	Deerfield Holdings Corporation,
910,000	Senior Secured First Lien Term Loan	4.75%	±	02/25/2027	782,600
1,021,143	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/13/2025	1,008,379

	Dun & Bradstreet Corporation,
1,469,181	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	4.96%		02/06/2026	1,335,118

	EAB Global, Inc.,
1,432,722	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	5.74%		11/15/2024	1,171,608

	Flexential Intermediate Corporation,
616,837	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	443,351

	Genesys Telecommunications Laboratories, Inc.,
1,717,062	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/01/2023	1,622,624

	ION Trading Technologies SARL,
756,729	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	630,609

	IRI Holdings, Inc.,
396,985	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.11%		12/01/2025	318,084

	KAR Auction Services, Inc.,
500,309	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%		09/19/2026	465,287

	Kronos, Inc.,
1,562,153	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%		11/01/2023	1,439,376

	Mitchell International, Inc.,
1,169,036	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		11/29/2024	981,990
250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%		12/01/2025	196,666

	Presidio Holdings, Inc.,
210,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.28%		01/22/2027	197,400

	Prime Security Services Borrower, LLC,
1,024,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.27%		09/23/2026	931,076

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Rockwood Service Corporation,
40,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%	01/23/2027	34,600

	ServiceMaster Company LLC,
413,963	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	11/05/2026	398,646

	SIWF Holdings, Inc.,
482,544	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%	06/13/2025	434,290

	SMG US Midco 2, Inc.,
167,883	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.13%	01/23/2025	144,799

	Southern Graphics, Inc.,
820,481	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%	12/30/2022	441,009

	Tempo Acquisition LLC,
1,462,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%	05/01/2024	1,328,234

	Trans Union LLC,
621,803	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	11/13/2026	599,418

	Travelport Finance SARL,
830,825	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%	05/29/2026	545,021

				20,698,806

CHEMICALS/PLASTICS 2.7%

	Charter NEX US, Inc.,
683,570	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	05/16/2024	602,680

	Cyanco Intermediate Corporation,
397,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	03/17/2025	342,218

	Diamond B.V.,
1,134,731	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%	09/06/2024	866,180

	Messer Industries LLC,
522,291	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.95%	03/02/2026	467,451

	Natgasoline LLC,
698,048	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.44%	11/14/2025	610,792

	Pregis Topco LLC,
907,725	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%	07/31/2026	798,798

	Solenis International LP,
1,082,137	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%	06/26/2025	872,927
55,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%	06/26/2026	38,225

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	55

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Starfruit US Holdco LLC,
636,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%	10/01/2025	577,805

	Univar Solutions USA, Inc.,
279,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%	07/01/2026	248,446

				5,425,522

CONTAINERS AND GLASS PRODUCTS 2.1%

	Berry Global, Inc.,
235,660	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%	10/03/2022	227,313

	Flex Acquisition Company Inc,
625,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.43%	12/29/2023	575,000
675,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.68%	06/30/2025	621,000

	Klockner-Pentaplast of America, Inc.,
696,936	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/30/2022	493,473

	Reynolds Consumer Products LLC,
450,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.50%	02/04/2027	427,275

	Reynolds Group Holdings, Inc.,
1,330,151	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%	02/06/2023	1,266,969

	Trident TPI Holdings, Inc.,
	Senior Secured First Lien Term Loan
1,785	(3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%	10/17/2024	1,499
684,704	(6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.32%	10/17/2024	575,151

				4,187,680

ELECTRONICS/ELECTRIC 11.1%

	Access CIG LLC,
1,151,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.53%	02/27/2025	948,754

	Almonde, Inc.,
1,265,767	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%	06/13/2024	1,093,832
500,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%	06/16/2025	384,000

	Blackhawk Network Holdings, Inc.,
1,432,795	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%	06/16/2025	1,186,147

	Castle US Holding Corporation,
1,530,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.20%	01/27/2027	1,246,958

	Excelitas Technologies Corporation,
656,641	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%	12/02/2024	574,561

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Flexera Software LLC,
931,826	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.50%	02/26/2025	850,291

	GoodRX, Inc.,
1,141,184	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%	10/10/2025	1,078,419

	Hyland Software, Inc.,
1,215,222	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.85%	07/01/2024	1,140,790
422,234	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%	07/07/2025	387,400

	Informatica LLC,
445,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	02/25/2027	390,118

	NCR Corporation,
582,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	08/28/2026	532,599

	ON Semiconductor Corporation,
447,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%	09/18/2026	423,683

	Project Alpha Intermediate Holding, Inc.,
1,663,147	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	04/26/2024	1,513,464

	Renaissance Holding Corporation,
1,468,994	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	05/30/2025	1,244,972

	Science Applications International Corporation,
535,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	03/12/2027	506,912

	Severin Acquisition LLC,
1,481,339	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.74%	08/01/2025	1,301,112

	Solera LLC,
1,444,374	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.36%	03/03/2023	1,364,934

	Sophia LP,
1,734,309	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%	09/30/2022	1,664,936

	STG-Fairway Holdings, LLC,
255,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.57%	02/01/2027	220,575

	Surf Holdings LLC,
1,245,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	03/05/2027	1,117,387

	TIBCO Software Inc,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%	03/03/2028	105,050

	Ultimate Software Group,
1,224,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	05/04/2026	1,153,186

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vertafore, Inc.,
951,119	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		07/02/2025	848,498

	Web.Com Group, Inc.,
585,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.95%		10/10/2025	485,550

	WeddingWire, Inc.,
821,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.95%		12/19/2025	718,606

					22,482,734

ENERGY 2.4%

	Blackstone CQP Holdco LP,
1,178,506	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.62%		09/30/2024	941,037

	Brazos Delaware LLC,
1,251,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.92%		05/21/2025	660,421

	Buckeye Partners LP,
990,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.77%		11/02/2026	916,245

	Gavilan Resources LLC,
620,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%		03/01/2024	74,400

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
441,397	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	229,968
265,630	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%		08/25/2023	138,393

	Lower Cadence Holdings LLC,
701,392	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		05/22/2026	427,849

	Lucid Energy Group II Borrower LLC,
747,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	433,172

	McDermott International, Inc.,
447,040	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00%	Ω	05/12/2025	137,588

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%		03/11/2026	252,604

	UGI Energy Services LLC,
659,080	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		08/13/2026	570,104

					4,781,781

ENVIRONMENTAL CONTROL 0.1%

	US Ecology, Inc.,
329,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		11/02/2026	317,654

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
FINANCIAL INTERMEDIARIES 1.9%

	Millennium Trust Company LLC,
1,424,643	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%	03/27/2026	1,208,568

	RPI Intermediate Finance Trust,
613,463	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	02/11/2027	573,587
607,313	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	02/11/2027	570,115

	The Edelman Financial Center LLC,
1,174,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%	07/21/2025	1,011,636

	Victory Capital Holdings, Inc.,
498,545	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.94%	07/01/2026	441,213

				3,805,119

FOOD PRODUCTS 3.4%

	B&G Foods, Inc.,
298,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	10/10/2026	281,709

	CHG PPC Parent LLC,
1,433,540	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%	03/31/2025	1,297,354

	CSM Bakery Solutions LLC,
1,091,026	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%	07/03/2020	902,825

	Froneri US, Inc.,
700,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	01/29/2027	672,000

	H-Food Holdings, LLC,
851,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.68%	05/23/2025	722,072

	Jacobs Douwe Egberts International B.V.,
1,006,422	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.00%	11/03/2025	951,068

	JBS USA Lux S.A.,
1,557,972	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%	05/01/2026	1,470,057

	United Natural Foods, Inc.,
623,426	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	10/22/2025	540,042

				6,837,127

FOOD SERVICE 3.1%

	1011778 B.C. Unlimited Liability Company,
1,007,974	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.67%	11/19/2026	934,896

	Aramark Services, Inc.,
585,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	01/15/2027	546,975

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Houston Foods, Inc.,
986,689	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	07/21/2025	833,752

	IRB Holding Corporation,
	Senior Secured First Lien Term Loan
3,312	(3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/05/2025	2,593
1,270,328	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/05/2025	994,629

	TKC Holdings, Inc.,
1,431,316	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	02/01/2023	1,169,743

	US Foods, Inc.,
1,009,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%, 0.75% Floor)	3.07%	09/14/2026	931,151

	Whatabrands LLC,
1,024,856	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%	07/31/2026	859,065

				6,272,804

FOOD/DRUG RETAILERS 0.8%

	GOBP Holdings Inc,
1,662,143	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%	10/22/2025	1,562,415

HEALTHCARE 11.5%

	Agiliti Health, Inc.,
694,845	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.44%	01/05/2026	670,526

	Air Medical Group Holdings, Inc.,
1,194,551	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.93%	04/28/2022	1,116,905

	Air Methods Corporation,
1,277,760	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%	04/22/2024	912,889

	Aldevron LLC,
1,285,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%	10/13/2026	1,214,325

	Athenahealth, Inc.,
	Senior Secured First Lien Term Loan
148	(1 Month LIBOR USD + 4.50%)	5.31%	02/11/2026	139
1,481,463	(3 Month LIBOR USD + 4.50%)	5.28%	02/11/2026	1,392,575

	Auris Luxembourg III Sarl,
1,064,489	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	02/27/2026	816,996

	Avantor, Inc.,
581,849	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.25%	11/21/2024	554,211

	Azalea TopCo,
1,432,837	Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	07/24/2026	1,328,957

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CHG Healthcare Services, Inc.,
	Senior Secured First Lien Term Loan
646,280	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	582,728
1,685	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.45%		06/07/2023	1,519

	DentalCorporationPerfect Smile ULC,
1,391,764	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	1,106,453

	Elanco Animal Health, Inc.,
555,000	Senior Secured First Lien Term Loan	3.55%	±	02/26/2027	531,412

	Envision Healthcare Corporation,
1,102,371	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		10/10/2025	590,689

	HC Group Holdings, Inc.,
1,142,138	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	5.49%		08/06/2026	965,106

	Kindred Healthcare, Inc.,
857,823	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	729,149

	MED ParentCo LP,
648,894	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		08/31/2026	545,074
	Senior Secured First Lien Term Loan
85,899	(1 Month LIBOR USD + 4.25%)	5.18%	&	08/31/2026	72,156
76,574	(1 Month LIBOR USD + 4.25%)	5.24%	&	08/31/2026	64,323

	MPH Acquisition Holdings LLC,
1,115,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.20%		06/07/2023	1,004,273

	Outcomes Group Holdings, Inc.,
979,008	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.11%		10/24/2025	807,681

	Parexel International Corporation,
1,126,330	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		09/27/2024	972,868

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
524,455	(2 Month LIBOR USD + 4.25%)	5.98%		07/09/2025	439,493
611,712	(12 Month LIBOR USD + 4.25%)	5.99%		07/09/2025	512,615

	RegionalCare Hospital Partners Holdings, Inc.,
422,607	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%		11/14/2025	394,611

	Sotera Health Holdings LLC,
1,460,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	1,289,822

	Sound Inpatient Physicians, Inc.,
1,606,284	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/27/2025	1,440,306
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.74%		06/26/2026	265,500

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sunshine Luxembourg VII SARL,
508,725	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.32%	10/01/2026	462,940

	Team Health Holdings, Inc.,
597,537	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/06/2024	385,411

	Upstream Newco, Inc.,
560,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	11/20/2026	467,600

	Wink Holdco, Inc.,
1,447,194	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.45%	12/02/2024	1,235,904

	Zelis Cost Management Buyer, Inc.,
384,038	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%	09/30/2026	357,155

				23,232,311

HOTELS/MOTELS/INNS AND CASINOS 1.7%

	CEOC LLC,
663,941	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%	10/04/2024	547,752

	Golden Nugget, Inc.,
	Senior Secured First Lien Term Loan
824,467	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.10%	10/04/2023	647,207
703,740	(3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%	10/04/2023	552,436

	PCI Gaming Authority,
439,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.49%	05/29/2026	364,043

	Penn National Gaming, Inc.,
400,940	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.24%	10/15/2025	307,541

	VICI Properties LLC,
1,005,040	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.67%	12/20/2024	935,315

				3,354,294

INDUSTRIAL EQUIPMENT 1.5%

	CPM Holdings, Inc.,
	Senior Secured First Lien Term Loan
656,423	(1 Month LIBOR USD + 3.75%)	4.73%	11/17/2025	544,174
1,645	(6 Month LIBOR USD + 3.75%)	4.84%	11/17/2025	1,364

	Gardner Denver, Inc.,
390,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	03/01/2027	369,037

	Gates Global LLC,
350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/01/2024	308,350

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pro Mach Group, Inc.,
661,624	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.68%	03/07/2025	532,608

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan	4.24%
479,155	(1 Month LIBOR USD + 3.25%)	4.24%	05/29/2026	452,801
92,970	(1 Month LIBOR USD + 3.25%)	4.25%	05/29/2026	87,857

	Titan Acquisition Ltd.,
925,279	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.45%	03/28/2025	770,027

				3,066,218

INSURANCE 3.6%

	Achilles Acquisition LLC,
1,208,945	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.00%	10/13/2025	1,072,939

	Alera Group Intermediate Holdings, Inc.,
	Senior Secured First Lien Term Loan
3,027	(1 Month LIBOR USD + 4.00%)	4.99%	08/01/2025	2,664
1,207,687	(6 Month LIBOR USD + 4.00%)	5.07%	08/01/2025	1,062,764

	Alliant Holdings Intermediate LLC,
1,022,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%	05/09/2025	938,960

	AssuredPartners, Inc.,
2,001,136	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	02/12/2027	1,766,003

	Asurion LLC,
854,841	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%	08/04/2025	792,331

	Frontdoor, Inc.,
487,726	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.50%	08/18/2025	470,655

	Sedgwick Claims Management Services, Inc.,
1,446,845	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	12/31/2025	1,294,326

				7,400,642

LEISURE 3.0%

	Alterra Mountain Company,
1,383,539	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.75%	07/31/2024	1,265,938

	ClubCorporationHoldings, Inc.,
696,949	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.20%	09/18/2024	446,396

	Equinox Holdings, Inc.,
699,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%	03/08/2024	519,398

	Lions Gate Capital Holdings LLC,
368,185	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	03/24/2025	335,969

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Motion Finco, LLC,
	Senior Secured First Lien Term Loan
119	(3 Month LIBOR USD + 3.25%)	4.70%	11/04/2026	98
47,388	(6 Month LIBOR USD + 3.25%)	4.32%	11/04/2026	39,174
904	(3 Month LIBOR USD + 3.25%)	4.70%	11/04/2026	747
360,564	(6 Month LIBOR USD + 3.25%)	4.32%	11/04/2026	298,066

	Nascar Holdings, Inc.,
835,101	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.67%	10/19/2026	743,240

	Pug LLC,
349,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	02/12/2027	303,739

	Travel Leaders Group LLC,
697,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%	01/25/2024	535,971

	UFC Holdings LLC,
1,706,537	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.25%	04/29/2026	1,520,951

				6,009,687

MEDIA 8.0%

	Ascend Learning LLC,
1,543,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	07/12/2024	1,401,165

	Cengage Learning, Inc.,
1,119,567	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/07/2023	918,045

	CSC Holdings LLC,
1,336,260	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%	07/17/2025	1,285,041
643,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%	01/15/2026	620,977
141,218	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.11%	04/15/2027	136,745

	Diamond Sports Group LLC,
109,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%	08/24/2026	85,918

	E.W. Scripps Company,
1,466,917	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	05/01/2026	1,400,906

	Fleet Bidco Limited,
835,800	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.32%	10/05/2026	764,757

	Getty Images, Inc.,
836,347	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%	02/19/2026	679,532

	Gray Television, Inc.,
623,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	01/02/2026	586,349

	IHeartCommunications, Inc.,
638,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%	05/01/2026	543,639

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nexstar Broadcasting, Inc.,
1,613,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%		09/18/2026	1,521,861

	Numericable U.S. LLC,
1,216,521	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.70%		08/14/2026	1,164,819

	Radiate Finance, Inc.,
1,156,663	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.99%		02/01/2024	1,081,480

	RentPath, Inc.,
1,281,637	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	Ω	12/17/2021	981,894
222,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	212,541

	Sinclair Television Group, Inc.,
671,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.21%		09/30/2026	641,402

	Terrier Media Buyer, Inc.,
863,888	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		12/17/2026	783,978

	Virgin Media Bristol LLC,
1,291,895	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		01/31/2028	1,204,692

	Ziggo Financing Partnership,
170,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		04/28/2028	162,350

					16,178,091

PHARMACEUTICALS 0.6%

	Catalent Pharma Solutions, Inc.,
785,682	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		05/18/2026	766,040

	Grifols Worldwide Operations USA, Inc.,
624,460	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.50%		11/15/2027	595,838

					1,361,878

RETAILERS (OTHER THAN FOOD/DRUG) 1.4%

	Harbor Freight Tools USA, Inc.,
879,478	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.49%		08/18/2023	807,361

	Jo-Ann Stores LLC,
529,239	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	207,160

	Mister Car Wash Holdings, Inc.,
16,031	Senior Secured First Lien Term Loan	5.19%	±	05/14/2026	13,455

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mister Car Wash Holdings, Inc., (Cont.)
1,324,165	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.86%		05/14/2026	1,111,352

	Staples, Inc.,
774,703	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	6.02%		04/16/2026	618,988

					2,758,316

TELECOMMUNICATIONS 2.7%

	Avaya, Inc.,
1,013,018	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	873,728

	CenturyLink, Inc.,
967,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/15/2027	908,921

	Connect U.S. Finco LLC,
675,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	544,219

	GTT Communications, Inc.,
616,861	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/02/2025	448,766

	Intelsat Jackson Holdings S.A.,
1,460,699	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.68%		11/27/2023	1,353,885

	MLN US HoldCo LLC,
554,358	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	396,366

	Securus Technologies Holdings, Inc.,
	Senior Secured First Lien Term Loan
2,737	(1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	2,176
1,050,144	(6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	834,864

	Speedcast International Ltd.,
529,204	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.00%	Ω	05/15/2025	133,624

					5,496,549

TRANSPORTATION 1.4%

	Genesee & Wyoming, Inc.,
955,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		12/30/2026	921,580

	Lineage Logistics, LLC,
339,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	321,754

	PODS LLC,
1,728,275	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	1,546,806

					2,790,140

UTILITIES 2.4%

	Calpine Corporation,
139,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.99%		08/12/2026	133,031

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Calpine Corporation, (Cont.)
1,652,513	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.24%		04/06/2026	1,582,281

	Compass Power Generation LLC,
1,370,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,247,563

	Exgen Renewables IV LLC,
390,175	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.62%		11/29/2024	354,084

	PowerTeam Services LLC,
785,805	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		03/06/2025	661,385

	USIC Holdings, Inc.,
1,064,514	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	907,498

					4,885,842

	Total Bank Loans (Cost $193,712,419)				166,721,854

FOREIGN CORPORATE BONDS 0.3%

RETAILERS (OTHER THAN FOOD/DRUG) 0.3%
700,000	eG Global Finance PLC	6.75%	^	02/07/2025	578,379

	Total Foreign Corporate Bonds (Cost $700,000)				578,379

US CORPORATE BONDS 9.1%

COMMERCIAL SERVICES 0.3%
725,000	Allied Universal Holding Company	6.63%	^	07/15/2026	713,674

FOOD/DRUG RETAILERS 0.4%
815,000	Albertsons LLC	5.88%	^	02/15/2028	834,030

HEALTHCARE 1.3%
2,000,000	Avantor, Inc.	9.00%	^	10/01/2025	2,117,910
150,000	Centene Corporation	4.25%	^	12/15/2027	151,118
135,000	Centene Corporation	4.63%	^	12/15/2029	136,424
350,000	Ortho-Clinical Diagnostics Inc.	7.25%	^	02/01/2028	303,590

					2,709,042

HOTELS/MOTELS/INNS AND CASINOS 0.1%
135,000	VICI Properties LP	3.75%	^	02/15/2027	127,997

MEDIA 2.0%
3,000,000	CCO Holdings LLC	5.25%		09/30/2022	2,963,520
660,000	iHeartCommunications, Inc.	4.75%	^	01/15/2028	597,663
500,000	Univision Communications, Inc.	5.13%	^	05/15/2023	446,250

					4,007,433

MINING 0.2%
190,000	Arconic Corporation	6.13%	^	02/15/2028	195,700
225,000	Novelis Corporation	4.75%	^	01/30/2030	201,516

					397,216

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHARMACEUTICALS 1.7%
3,000,000	Bausch Health Companies, Inc.	6.50%	^	03/15/2022	3,041,250
350,000	Bausch Health Companies, Inc.	5.00%	^	01/30/2028	333,970

					3,375,220

RETAILERS (OTHER THAN FOOD/DRUG) 0.3%
750,000	PetSmart, Inc.	5.88%	^	06/01/2025	744,375

TECHNOLOGY 0.8%
1,500,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	1,557,075

TELECOMMUNICATIONS 2.0%
305,000	CenturyLink, Inc.	4.00%	^	02/15/2027	293,562
750,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	760,290
430,000	Front Range BidCo, Inc.	4.00%	^	03/01/2027	413,875
2,522,000	Level 3 Financing, Inc.	5.38%		08/15/2022	2,536,502

					4,004,229

	Total US Corporate Bonds (Cost $18,763,060)				18,470,291

SHORT TERM INVESTMENTS 0.0%
1,546	First American Government Obligations Fund - Class U	0.47%	♦		1,546

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,547	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		1,547
1,546	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		1,546

	Total Short Term Investments (Cost $4,639)				4,639

	Total Investments 91.7% (Cost $213,180,118)				185,775,163
	Other Assets in Excess of Liabilities 8.3%				16,762,109

	NET ASSETS 100.0%				$202,537,272

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	82.3%
US Corporate Bonds	9.1%
Foreign Corporate Bonds	0.3%
Short Term Investments	0.0%	~
Other Assets and Liabilities	8.3%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of March 31, 2020.

&	Unfunded or partially unfunded loan commitment. At March 31, 2020, the value of these securities amounted to $309,463 or 0.2% of net assets.

♦	Seven-day yield as of March 31, 2020

~	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

18,573,750	Jimmy Johns Funding LLC,
	Series 2017-1A-A2II	4.85%	^	07/30/2047	18,780,255	0.3%

18,651,061	LendingClub Receivables Trust,
	Series 2020-3-A	3.50%	^	01/16/2046	18,156,062	0.3%
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	19,905,014	0.3%

20,000,000	Springleaf Funding Trust,
	Series 2017-AA-A	2.68%	^	07/15/2030	19,202,352	0.3%

16,954,564	TAL Advantage LLC,
	Series 2017-1A-A	4.50%	^	04/20/2042	16,471,805	0.3%

Other Asset Backed Obligationsµ					357,846,924	6.1%

	Total Asset Backed Obligations (Cost $510,093,987)				450,362,412	7.6%

BANK LOANSµ
	Total Bank Loans (Cost $284,909,977)				246,023,526	4.2%

COLLATERALIZED LOAN OBLIGATIONS

25,000,000	Anchorage Capital Ltd.,
	Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.20%	^	07/15/2032	23,716,672	0.4%

17,323,347	Atlas Senior Loan Fund Ltd.,
	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	2.52%	^	11/17/2027	16,797,711	0.3%

18,000,000	Battalion Ltd.,
	Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.01%	^	01/17/2033	17,192,427	0.3%

30,000,000	CarVal Ltd.,
	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.17%	^	07/20/2032	27,346,107	0.4%

22,000,000	CFIP Ltd.,
	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.17%	^	07/13/2029	21,139,354	0.4%

25,000,000	CVP Ltd.,
	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16%	^	07/20/2030	23,465,552	0.4%

20,000,000	Elevation Ltd.,
	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	2.95%	^	07/15/2031	18,842,326	0.3%

21,668,163	Halcyon Loan Advisors Funding Ltd.,
	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.72%	^	10/18/2027	21,374,881	0.4%

20,000,000	LCM LP,
	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98%	^	10/15/2031	18,820,428	0.3%

24,684,298	Marathon Ltd.,
	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	2.57%	^	11/21/2027	24,038,009	0.4%

29,500,000	Marble Point Ltd.,
	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	2.20%	^	04/20/2033	26,896,883	0.5%

25,000,000	MP Ltd.,
	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.07%	^	07/25/2029	24,193,390	0.4%

20,000,000	Nassau Ltd.,
	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	2.98%	^	07/15/2031	18,244,884	0.3%

18,000,000	Steele Creek Ltd.,
	Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.19%	^	07/15/2032	16,446,090	0.3%

17,500,000	Wellfleet Ltd.,
	Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	0.01%	^	04/15/2033	16,196,810	0.3%

Other Collateralized Loan Obligationsµ					530,664,607	9.0%

	Total Collateralized Loan Obligations (Cost $898,377,465)				845,376,131	14.4%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $593,275,487)				562,598,989	9.6%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $10,757,603)				10,511,436	0.2%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	63

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

32,508,000	Fontainebleau Miami Beach Trust,	4.10%	^	12/10/2036	21,294,374	0.3%
	Series 2019-FBLU-F
	Series 2019-FBLU-G

20,416,000	JP Morgan Chase Commercial Mortgage Securities Trust,	4.45%	#^	05/05/2032	16,068,910	0.3%
	Series 2019-UES-D
	Series 2019-UES-E
	Series 2019-UES-F
	Series 2019-UES-G

Other Non-Agency Commercial Mortgage Backed Obligationsµ					741,185,785	12.6%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $981,955,750)				778,549,069	13.2%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

19,835,330	Ajax Mortgage Loan Trust,
	Series 2019-C-A	3.95%	#^	10/25/2058	19,406,906	0.3%

16,616,576	Bayview Opportunity Master Fund Trust,
	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	16,456,779	0.3%

26,966,894	Citigroup Mortgage Loan Trust, Inc.,
	Series 2018-A-A1	4.00%	#^	01/25/2068	25,250,405	0.4%

31,920,229	Citigroup Mortgage Loan Trust,
	Series 2019-E-A1	3.23%	^§	11/25/2070	33,015,552	0.6%

18,697,964	Credit Suisse Mortgage Capital Certificates,
	Series 2019-RPL4-A1	3.55%	^	08/26/2058	19,441,384	0.3%

55,414,794	Credit Suisse Mortgage Capital Certificates,
	Series 2020-BPL1-A1	3.39%	^§	02/25/2024	54,897,575	0.9%

62,409,459	CSMC Trust,
	Series 2019-RP10-A1	3.32%	#^	12/26/2059	64,120,976	1.1%

18,457,097	CSMC Trust,
	Series 2019-RPL2-A1	3.88%	#^	11/25/2058	19,068,663	0.3%

24,082,498	CSMC Trust,
	Series 2019-RPL9-A1	3.32%	#^	10/27/2059	23,653,252	0.4%

19,910,891	Legacy Mortgage Asset Trust,
	Series 2019-GS3-A1	3.75%	^§	04/25/2059	19,498,300	0.3%

39,200,317	Park Avenue Funding Trust,
	Series 2019-1-PT (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.46%	^	11/27/2020	37,778,757	0.7%

16,057,328	PRPM LLC,
	Series 2019-4A-A1	3.35%	^§	11/25/2024	15,928,957	0.3%

40,000,000	Toorak Mortgage Corporation Ltd.,
	Series 2020-1-A1	2.73%	^§	03/25/2023	40,171,280	0.7%

21,760,129	Vericrest Opportunity Loan Trust,
	Series 2019-NPL4-A1A	3.35%	^§	08/25/2049	20,279,374	0.4%

32,688,827	Vericrest Opportunity Loan Trust,
	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	28,988,844	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					383,005,428	6.5%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $855,699,211)				820,962,432	14.0%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $350,585,392)				342,812,739	5.8%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

15,611,031	Federal Home Loan Mortgage Corporation,
	Series 4738-LA	3.00%		11/15/2043	16,094,096	0.3%
68,122,271	Federal Home Loan Mortgage Corporation	1.05% – 5.58%	I/F I/O	09/15/2026 – 09/15/2047	69,202,476	1.2%

15,833,240	Federal National Mortgage Association,
	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		10/25/2048	15,613,030	0.2%
156,784,586	Federal National Mortgage Association	1.20% – 3.50%		11/26/2026 – 10/25/2048	156,406,791	2.7%

Other US Government and Agency Mortgage Backed Obligationsµ					96,265,930	1.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $351,318,338)				353,582,323	6.0%

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY OBLIGATIONS

88,750,000	United States Treasury Notes	1.38%	‡	09/15/2020	89,259,619	1.5%
173,700,000	United States Treasury Notes	2.88%	‡	10/31/2020	176,464,951	3.0%
202,950,000	United States Treasury Notes	2.75%	‡	11/30/2020	206,473,878	3.5%
200,900,000	United States Treasury Notes	2.75%	‡	09/15/2021	208,284,644	3.6%
232,150,000	United States Treasury Notes	1.50%	‡	10/31/2021	236,870,081	4.0%
241,850,000	United States Treasury Notes	1.63%	‡	04/30/2023	251,788,524	4.3%
276,850,000	United States Treasury Notes	2.25%	‡	12/31/2023	296,770,221	5.0%

	Total US Government and Agency Obligations (Cost $1,422,660,193)				1,465,911,918	24.9%

AFFILIATED MUTUAL FUNDS

19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				195,175,073	3.3%

	Total Affiliated Mutual Funds (Cost $199,501,692)				195,175,073	3.3%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS

263,710,739	First American Government Obligations Fund - Class U	0.47%	♦		263,710,739	4.5%
263,710,739	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		263,710,739	4.5%
263,710,739	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		263,710,739	4.5%

	Total Short Term Investments (Cost $791,132,217)				791,132,217	13.5%

	Total Investments (Cost $7,250,267,312)				6,862,998,265	116.7%
	Liabilities in Excess of Other Assets				(982,302,825)	(16.7)%

	NET ASSETS				$5,880,695,440	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.9%
Collateralized Loan Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Short Term Investments	13.5%
Non-Agency Commercial Mortgage Backed Obligations	13.2%
Foreign Corporate Bonds	9.6%
Asset Backed Obligations	7.6%
US Government and Agency Mortgage Backed Obligations	6.0%
US Corporate Bonds	5.8%
Bank Loans	4.2%
Affiliated Mutual Funds	3.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Warrants	0.0%	~
Other Assets and Liabilities	(16.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	24.9%
Collateralized Loan Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Short Term Investments	13.5%
Non-Agency Commercial Mortgage Backed Obligations	13.2%
Asset Backed Obligations	7.6%
US Government and Agency Mortgage Backed Obligations	6.0%
Banking	5.9%
Affiliated Mutual Funds	3.3%
Energy	1.9%
Telecommunications	1.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Healthcare	1.0%
Transportation	1.0%
Pharmaceuticals	0.9%
Chemicals/Plastics	0.6%
Utilities	0.6%
Business Equipment and Services	0.5%
Finance	0.5%
Electronics/Electric	0.5%
Food Products	0.5%
Insurance	0.4%
Automotive	0.4%
Technology	0.4%
Consumer Products	0.3%
Building and Development (including Steel/Metals)	0.3%
Media	0.3%
Aerospace & Defense	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Mining	0.2%
Industrial Equipment	0.2%
Diversified Manufacturing	0.2%
Food Service	0.2%
Real Estate	0.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Beverage and Tobacco	0.2%
Leisure	0.2%
Pulp & Paper	0.1%
Environmental Control	0.1%
Commercial Services	0.1%
Financial Intermediaries	0.1%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	65

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2020

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Containers and Glass Products	0.1%
Retailers (other than Food/Drug)	0.1%
Food/Drug Retailers	0.0%	~
Cosmetics/Toiletries	0.0%	~
Conglomerates	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	(16.7)%

	100.0%

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

I/O	Inclues interest only securities

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2020

‡	All or a portion of this security has been pledged as collateral.

~	Represents less than 0.05% of net assets.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/02/2020	32,500,000	$1,501,932
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/31/2021	35,000,000	(5,451,533)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/29/2021	100,000,000	(5,667,043)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/17/2021	50,000,000	(7,775,974)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/29/2020	50,000,000	(8,046,516)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2021	100,000,000	(10,213,088)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/08/2021	75,000,000	(10,897,395)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/07/2020	100,000,000	(10,935,445)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/22/2020	100,000,000	(11,744,810)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/04/2021	50,000,000	(12,057,974)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/06/2020	100,000,000	(12,299,002)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/09/2020	100,000,000	(12,376,508)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2020	100,000,000	(12,513,462)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/25/2020	100,000,000	(12,707,220)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	06/23/2020	100,000,000	(13,361,580)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/09/2020	100,000,000	(13,367,054)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/26/2020	100,000,000	(13,367,054)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/06/2020	100,000,000	(13,426,805)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/20/2020	100,000,000	(13,439,353)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2020	90,000,000	(13,467,476)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/07/2021	100,000,000	(13,486,196)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/08/2020	100,000,000	(13,489,903)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/08/2020	100,000,000	(13,610,570)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/14/2020	100,000,000	(13,701,046)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/05/2020	90,000,000	(14,017,954)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/11/2020	100,000,000	(14,025,181)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	10/07/2020	100,000,000	(14,116,898)

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/12/2020	100,000,000	$(14,187,163)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/22/2020	100,000,000	(14,260,645)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/19/2020	100,000,000	(14,313,637)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/15/2020	100,000,000	(14,407,384)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/07/2020	100,000,000	(14,420,600)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/13/2020	100,000,000	(14,611,181)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/07/2020	100,000,000	(14,629,150)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/09/2020	100,000,000	(14,724,353)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/13/2020	100,000,000	(14,730,685)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/28/2020	100,000,000	(14,732,207)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2020	100,000,000	(14,756,352)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/16/2021	100,000,000	(14,781,722)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/01/2021	100,000,000	(14,783,530)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/13/2020	100,000,000	(14,839,278)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/21/2020	100,000,000	(15,000,314)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/18/2020	100,000,000	(15,035,900)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/05/2020	100,000,000	(15,035,910)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/20/2020	100,000,000	(15,047,999)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/10/2020	100,000,000	(15,187,603)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/04/2020	100,000,000	(15,213,465)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/03/2020	100,000,000	(15,230,759)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/06/2020	100,000,000	(15,331,887)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/10/2020	100,000,000	(15,575,504)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/27/2020	100,000,000	(16,029,060)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	05/19/2020	100,000,000	(16,060,763)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/22/2020	100,000,000	(16,105,690)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/12/2020	100,000,000	(16,144,333)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/29/2020	100,000,000	(16,296,420)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/17/2020	100,000,000	(16,476,118)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/11/2020	100,000,000	(16,508,938)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/22/2020	100,000,000	(16,740,467)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/16/2020	100,000,000	(16,853,148)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/01/2020	100,000,000	(16,934,848)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/04/2020	100,000,000	(17,255,454)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/01/2020	100,000,000	(17,723,620)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/23/2021	100,000,000	(17,785,511)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/12/2021	100,000,000	(18,087,701)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/05/2021	100,000,000	(18,098,383)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/10/2021	100,000,000	(18,515,134)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/09/2021	100,000,000	(18,516,065)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/02/2021	100,000,000	(18,721,041)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/24/2021	100,000,000	(18,724,174)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/25/2021	100,000,000	(18,724,914)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	12/16/2020	100,000,000	(19,164,404)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/19/2021	100,000,000	(19,228,745)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/09/2021	100,000,000	(19,383,180)

							$(1,052,976,447)

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	67

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2020

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Ultra Short Bond Fund (Class I)	$199,950,099	$100,000,000	$(100,000,000)	19,895,522	$195,175,073	$(4,376,618)	$5,707,070	$(375,404)

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	ExteNet Issuer LLC,
6,250,000	Series 2019-1A-C	5.22%	^	07/26/2049	5,484,487	0.5%

	Harley Marine Financing LLC,
4,434,311	Series 2018-1A-A2	5.68%	^	05/15/2043	3,998,285	0.4%

	Mosaic Solar Loan Trust,
5,162,637	Series 2018-1A-C	0.00%	^ P/O	06/22/2043	4,286,955	0.4%

	Vivint Colar Financing LLC,
4,904,219	Series 2018-1A-A	4.73%	^	04/30/2048	4,060,762	0.4%

	Wave LLC,
8,203,125	Series 2019-1-C	6.41%	^	09/15/2044	5,099,177	0.5%

	Zephyrus Capital Aviation Partners Ltd.,
4,530,800	Series 2018-1-A	4.61%	^	10/15/2038	3,711,482	0.3%

	Other Asset Backed Obligationsµ				20,341,741	1.8%

	Total Asset Backed Obligations (Cost $57,159,915)				46,982,889	4.3%

BANK LOANSµ
	Total Bank Loans (Cost $63,571,459)				54,546,251	4.9%

COLLATERALIZED LOAN OBLIGATIONS

	Canyon Capital Ltd.,
10,000,000	Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	3.53%	^	07/15/2030	8,993,362	0.8%

	GoldenTree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	4.47%	^	11/28/2030	4,174,215	0.4%

	LCM Ltd.,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.32%	^	01/20/2031	3,434,403	0.3%

	Marble Point Ltd.,
6,500,000	Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	3.96%	^	07/23/2032	5,923,190	0.6%

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.83%	^	07/15/2029	3,560,870	0.3%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.08%	^	07/15/2032	4,411,063	0.4%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.02%	^	07/20/2032	5,520,347	0.5%

	Venture Ltd.,
5,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.06%	^	10/15/2031	4,739,775	0.4%

	Wind River Ltd.,
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.38%	^	10/15/2027	5,590,298	0.5%

	Other Collateralized Loan Obligationsµ				123,480,332	11.2%

	Total Collateralized Loan Obligations (Cost $216,176,245)				169,827,855	15.4%

FOREIGN CORPORATE BONDS

4,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,676,530	0.3%
3,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,559,500	0.3%
3,703,000	VTR Finance B.V.	6.88%		01/15/2024	3,462,305	0.3%

	Other Foreign Corporate Bondsµ				156,412,292	14.2%

	Total Foreign Corporate Bonds (Cost $196,776,203)				167,110,627	15.1%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $1,980,800)				1,761,644	0.2%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $149,065,154)				118,961,672	10.8%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	69

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Ajax Mortgage Loan Trust,
4,902,544	Series 2017-C-A	3.75%	^§	07/25/2060	4,918,569	0.5%

	APS Resecuritization Trust,
8,260,406	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.19%	^Δ	10/27/2046	5,754,475	0.5%

	Bayview Koitere Fund Trust,
5,888,077	Series 2018-SBR4-A1	4.38%	^§	06/28/2033	5,923,459	0.5%

	CHL Mortgage Pass-Through Trust,
7,101,712	Series 2007-14-A19	6.00%		09/25/2037	5,399,693	0.5%

12,101,239	CHL Mortgage Pass-Through Trust,	5.75%		07/25/2037	9,078,424	0.8%
	Series 2007-9-A1
	Series 2007-9-A13

	CHL Mortgage Pass-Through Trust,
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	3.70%	^	05/25/2023	8,077,990	0.7%

	CIM Trust,
13,420,000	Series 2017-3RR-B2	10.50%	#^Þ	01/27/2057	13,218,700	1.2%

	Citigroup Mortgage Loan Trust, Inc.,
4,020,428	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	1.20%		09/25/2036	3,437,371	0.3%

	Connecticut Avenue Securities Trust,
12,300,000	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%)	3.00%	^	01/25/2040	7,486,228	0.7%

	FMC GMSR Issuer Trust,
15,000,000	Series 2019-GT1-A	5.07%	#^	05/25/2024	15,223,512	1.4%

	Home Partners of America Trust,
13,951,379	Series 2019-2-F	3.87%	^	10/19/2039	11,555,718	1.1%

	Lehman Trust,
8,131,102	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		06/25/2046	6,647,500	0.6%

	MFA LLC,
8,787,777	Series 2018-NPL2-A1	4.16%	^§	07/25/2048	8,759,678	0.8%

	Morgan Stanley Resecuritization Trust,
10,575,554	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.01%	^Þ	12/26/2046	7,299,303	0.7%

	New Residential Mortgage Loan Trust,
5,835,807	Series 2018-FNT2-B	4.09%	^	07/25/2054	5,833,547	0.5%

	NovaStar Mortgage Funding Trust Series,
12,366,400	Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		10/25/2036	7,942,658	0.7%

	PMT Credit Risk Transfer Trust 2019-2R,
19,729,164	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.36%	^	05/27/2023	18,668,072	1.7%

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	3.30%	^	04/25/2023	15,771,152	1.4%

	PRPM LLC,
5,425,196	Series 2018-1A-A1	3.75%	#^	04/25/2023	5,505,846	0.5%

	PRPM LLC,
7,677,518	Series 2019-GS1-A2	4.75%	#^	10/25/2024	7,677,760	0.7%

	Residential Funding Mortgage Securities Trust,
5,928,246	Series 2006-S8-A10	6.00%		09/25/2036	5,118,808	0.5%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	#^	02/25/2024	4,929,924	0.4%

	Soundview Home Loan Trust,
6,386,425	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		06/25/2037	4,547,922	0.4%

	Structured Asset Securities Corporation,
7,523,770	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14%	^	03/25/2037	5,784,271	0.5%

	Toorak Mortgage Corporation Ltd.,
5,000,000	Series 2019-1-A1	4.46%	^§	03/25/2022	4,370,030	0.4%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	^	03/17/2038	3,778,436	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					62,756,764	5.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $302,796,229)				265,465,810	24.0%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $91,899,975)				79,113,421	7.2%

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONSµ
	Total US Government and Agency Mortgage Backed Obligations (Cost $11,673,986)				6,443,985	0.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

32,507,241	United States Treasury Inflation Indexed Bonds	0.63%		04/15/2023	32,757,922	3.0%
5,216,535	United States Treasury Inflation Indexed Bonds	0.50%		04/15/2024	5,293,378	0.4%

	Total US Government and Agency Obligations (Cost $37,934,511)				38,051,300	3.4%

AFFILIATED MUTUAL FUNDS

10,365,365	DoubleLine Global Bond Fund (Class I)				105,830,380	9.6%

	Total Affiliated Mutual Funds (Cost $106,418,043)				105,830,380	9.6%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $631,863)				25,517	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
10,141,547	First American Government Obligations Fund - Class U	0.47%	♦		10,141,547	0.9%
10,141,547	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		10,141,547	0.9%
10,141,547	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		10,141,547	0.9%

	Total Short Term Investments (Cost $30,424,641)				30,424,641	2.7%

	Total Investments (Cost $1,266,509,024)				1,084,545,992	98.2%
	Other Assets in Excess of Liabilities				20,168,928	1.8%

	NET ASSETS				$1,104,714,920	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Collateralized Loan Obligations	15.4%
Foreign Corporate Bonds	15.1%
Non-Agency Commercial Mortgage Backed Obligations	10.8%
Affiliated Mutual Funds	9.6%
US Corporate Bonds	7.2%
Bank Loans	4.9%
Asset Backed Obligations	4.3%
US Government and Agency Obligations	3.4%
Short Term Investments	2.7%
US Government and Agency Mortgage Backed Obligations	0.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	1.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Collateralized Loan Obligations	15.4%
Non-Agency Commercial Mortgage Backed Obligations	10.8%
Affiliated Mutual Funds	9.6%
Asset Backed Obligations	4.3%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Banking	4.2%
US Government and Agency Obligations	3.4%
Short Term Investments	2.7%
Utilities	2.6%
Telecommunications	2.2%
Energy	2.2%
Healthcare	1.3%
Finance	1.2%
Media	1.2%
Transportation	1.0%
Consumer Products	1.0%
Mining	0.8%
Hotels/Motels/Inns and Casinos	0.7%
Food Products	0.7%
Chemicals/Plastics	0.7%
Business Equipment and Services	0.6%
Building and Development (including Steel/Metals)	0.6%
US Government and Agency Mortgage Backed Obligations	0.6%
Electronics/Electric	0.5%
Leisure	0.5%
Technology	0.5%
Food Service	0.4%
Pharmaceuticals	0.4%
Aerospace & Defense	0.4%
Real Estate	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	71

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)	March 31, 2020

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Automotive	0.4%
Retailers (other than Food/Drug)	0.4%
Commercial Services	0.4%
Construction	0.3%
Insurance	0.3%
Containers and Glass Products	0.3%
Environmental Control	0.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Industrial Equipment	0.2%
Pulp & Paper	0.2%
Diversified Manufacturing	0.1%
Chemical Products	0.1%
Financial Intermediaries	0.1%
Food/Drug Retailers	0.1%
Cosmetics/Toiletries	0.0%	~
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	1.8%

	100.0%

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

P/O	Principal only security

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2020

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Global Bond Fund (Class I)	$84,749,820	$22,000,000	$—	10,365,365	$105,830,380	$(919,440)	$1,119,087	$5,597

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 77.1%

ARGENTINA 0.2%
450,000	Pampa Energia S.A.	7.38%		07/21/2023	302,627

					302,627

BRAZIL 10.0%
3,200,000	Banco Bradesco S.A.	5.90%		01/16/2021	3,229,600
1,600,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	1,376,000
2,397,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	2,403,724
1,500,000	Brasil Bolsa Balcao S.A.	5.50%		07/16/2020	1,491,390
105,102	Invepar Holdings	0.00%	ΩÞ	12/30/2028	4,494
500,000	Itau Unibanco Holding S.A.	6.20%		04/15/2020	500,625
1,600,000	Itau Unibanco Holding S.A.	5.75%		01/22/2021	1,609,264
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	203,740
300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	284,100
497,000	JBS Investments GMBH	6.25%		02/05/2023	492,032
300,000	JBS Investments GMBH	7.00%	^	01/15/2026	300,612
3,500,000	MARB BondCo PLC	7.00%		03/15/2024	3,145,608
750,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	752,805
4,200,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	4,057,200

					19,851,194

CHILE 5.6%
200,000	AES Gener S.A.	5.00%		07/14/2025	185,860
800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	630,501
700,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	551,689
300,000	Colbun S.A.	4.50%		07/10/2024	306,845
200,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	203,707
495,600	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	477,532
2,185,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,127,139
1,900,000	Latam Finance Ltd.	6.88%		04/11/2024	856,530
700,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	706,290
2,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,427,365
2,800,000	VTR Finance B.V.	6.88%		01/15/2024	2,618,000

					11,091,458

CHINA 12.1%
2,500,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	2,485,028
4,220,000	CNOOC Finance Ltd.	2.63%		05/05/2020	4,221,604
200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	203,482
1,400,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,444,912
3,835,000	CNPC General Capital Ltd.	3.95%		04/19/2022	3,968,675
900,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	932,233
1,200,000	HPHT Finance Ltd.	2.88%		11/05/2024	1,245,204
3,700,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	3,694,918
4,300,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	4,305,199
700,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	695,580
600,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	596,211

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Syngenta Finance N.V.	3.70%		04/24/2020	199,618

					23,992,664

COLOMBIA 5.3%
900,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	865,584
1,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,423,596
1,300,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,306,123
1,800,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,755,009
300,000	Millicom International Cellular S.A.	6.63%		10/15/2026	286,335
3,800,000	Oleoducto Central S.A.	4.00%		05/07/2021	3,643,060
1,400,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,187,726

					10,467,433

DOMINICAN REPUBLIC 0.6%
400,000	AES Dominicana	7.95%		05/11/2026	374,600
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	861,750

					1,236,350

GUATEMALA 0.7%
1,100,000	Comcel Trust	6.88%		02/06/2024	1,073,892
368,000	Industrial Senior Trust	5.50%		11/01/2022	358,708

					1,432,600

INDIA 8.8%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,312,450
600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	516,210
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,829,375
3,635,000	ONGC Videsh Ltd.	2.88%		01/27/2022	3,556,448
700,000	ONGC Videsh Ltd.	3.75%		05/07/2023	682,988
3,905,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,934,018
1,400,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,428,153
1,900,000	UPL Corporation	3.25%		10/13/2021	1,757,451
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	349,871

					17,366,964

INDONESIA 2.2%
500,000	Freeport-McMoRan, Inc.	3.55%		03/01/2022	482,330
2,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	2,091,331
1,800,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,824,660

					4,398,321

ISRAEL 1.4%
2,481,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,467,335
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	330,543

					2,797,878

JAMAICA 0.1%
1,000,000	Digicel Group Ltd.	8.25%	^	09/30/2022	175,000

					175,000

MALAYSIA 4.0%
5,350,000	Axiata SPV2 BHD	3.47%		11/19/2020	5,359,175
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,527,245

					7,886,420

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	73

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 10.5%
4,300,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	3,462,811
4,200,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	3,829,570
250,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	232,864
750,000	BBVA Bancomer S.A.	7.25%		04/22/2020	747,060
2,900,000	BBVA Bancomer S.A.	6.50%		03/10/2021	2,921,054
600,000	BBVA Bancomer S.A.	6.75%		09/30/2022	598,704
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	918,543
2,200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	1,966,239
700,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	630,392
573,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	579,342
300,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	302,026
2,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	2,449,720
1,000,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	981,583
1,750,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	1,231,571

					20,851,479

PANAMA 5.8%
1,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	996,250
650,000	Banistmo S.A.	3.65%		09/19/2022	602,267
2,200,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,030,672
2,797,339	ENA Norte Trust	4.95%		04/25/2023	2,793,857
1,700,000	Global Bank Corporation	4.50%		10/20/2021	1,666,000
400,000	Multibank, Inc.	4.38%		11/09/2022	371,378
1,163,612	Panama Metro Line SP	0.00%	^	12/05/2022	1,080,339
1,987,969	Panama Metro Line SP	0.00%		12/05/2022	1,845,702

					11,386,465

PERU 3.1%
300,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	294,000
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,732,304
639,904	Interoceanica Finance Ltd.	0.00%		11/30/2025	580,713
3,500,000	Southern Copper Corporation	5.38%		04/16/2020	3,485,120

					6,092,137

PHILIPPINES 1.4%
1,000,000	Bank of the Philippine Islands	2.50%		09/10/2024	961,578
500,000	BDO Unibank, Inc.	2.63%		10/24/2021	498,765
1,250,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,240,625

					2,700,968

SINGAPORE 4.0%
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	1.49%		06/08/2020	199,661
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	416,364

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,100,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	2,873,731
200,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	206,237
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	830,706
400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	394,436
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	3,006,150

					7,927,285

THAILAND 1.3%
1,100,000	Bangkok Bank PCL	4.80%		10/18/2020	1,117,381
1,200,000	Bangkok Bank PCL	3.88%		09/27/2022	1,252,151
300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	2.59%		11/20/2023	297,853

					2,667,385

	Total Foreign Corporate Bonds (Cost $162,255,444)				152,624,628

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 8.3%

COLOMBIA 2.8%
5,500,000	Colombia Government International Bond	4.38%		07/12/2021	5,563,305

					5,563,305

DOMINICAN REPUBLIC 2.5%
4,846,667	Dominican Republic International Bond	7.50%		05/06/2021	4,861,255

					4,861,255

INDONESIA 2.6%
2,005,000	Indonesia Government International Bond	4.88%		05/05/2021	2,030,223
2,805,000	Indonesia Government International Bond	3.70%		01/08/2022	2,834,534
300,000	Perusahaan Penerbit	3.40%		03/29/2022	299,403

					5,164,160

MALAYSIA 0.4%
750,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	772,860

					772,860

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $16,559,878)				16,361,580

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
21,248	Frontera Energy Corporation				52,482

	Total Exchange Traded Funds and Common Stocks (Cost $1,923,481)				52,482

WARRANTS 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $—)				—

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 13.5%
8,874,725	First American Government Obligations Fund - Class U	0.47%	♦		8,874,725
8,874,726	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		8,874,726
8,874,725	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		8,874,725

	Total Short Term Investments (Cost $26,624,176)				26,624,176

	Total Investments 98.9% (Cost $207,362,979)				195,662,866
	Other Assets in Excess of Liabilities 1.1%				1,988,731

	NET ASSETS 100.0%				$197,651,597

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.2%
Energy	18.3%
Short Term Investments	13.5%
Telecommunications	8.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	8.3%
Transportation	7.5%
Chemicals/Plastics	4.4%
Consumer Products	3.7%
Mining	3.3%
Finance	2.8%
Utilities	2.5%
Building and Development (including Steel/Metals)	1.9%
Pulp & Paper	1.1%
Construction	0.0%	~
Other Assets and Liabilities	1.1%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	13.5%
China	12.1%
Mexico	10.5%
Brazil	10.0%
India	8.8%
Colombia	8.1%
Panama	5.8%
Chile	5.6%
Indonesia	4.8%
Malaysia	4.4%
Singapore	4.0%
Dominican Republic	3.1%
Peru	3.1%
Israel	1.4%
Philippines	1.4%
Thailand	1.3%
Guatemala	0.7%
Argentina	0.2%
Jamaica	0.1%
Other Assets and Liabilities	1.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

†	Perpetual Maturity

Þ	Value determined using significant unobservable inputs.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2020

*	Non-income producing security

BRL	Brazilian Real

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	75

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 60.2%

	Federal Home Loan Mortgage Corporation,
1,835,519	Series 4057-ZB	3.50%	>	06/15/2042	1,986,621
1,835,519	Series 4057-ZC	3.50%	>	06/15/2042	1,987,149
1,230,279	Series 4194-ZL	3.00%	>	04/15/2043	1,308,816
2,750,343	Series 4204-QZ	3.00%	>	05/15/2043	2,693,491
1,904,622	Series 4206-LZ	3.50%	>	05/15/2043	2,090,250
366,329	Series 4226-GZ	3.00%	>	07/15/2043	377,133
2,641,297	Series 4390-NZ	3.00%	>	09/15/2044	2,739,446
2,340,701	Series 4417-PZ	3.00%	>	12/15/2044	2,383,313
3,124,497	Series 4420-CZ	3.00%	>	12/15/2044	3,252,695
2,270,723	Series 4440-ZD	2.50%	>	02/15/2045	2,400,817
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,213,980
2,317,440	Series 4461-LZ	3.00%	>	03/15/2045	2,441,891

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,150,985
1,204,816	Pool AN7884	3.31%		12/01/2032	1,376,979
1,116,988	Pool BL4697	2.57%		10/01/2031	1,222,191
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	2,041,759
1,835,519	Series 2012-68-ZA	3.50%	>	07/25/2042	1,985,349
2,614,545	Series 2012-92-AZ	3.50%	>	08/25/2042	2,811,018
3,372,846	Series 2013-127-MZ	3.00%	>	12/25/2043	3,437,853
568,766	Series 2013-66-ZK	3.00%	>	07/25/2043	611,621
162,016	Series 2013-72-ZL	3.50%	>	07/25/2043	171,583
1,899,083	Series 2013-74-ZH	3.50%	>	07/25/2043	2,052,814
1,373,187	Series 2014-42-BZ	3.00%	>	07/25/2044	1,478,378
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,643,460
904,000	Series 2014-68-TD	3.00%		11/25/2044	981,615
2,736,340	Series 2014-80-DZ	3.00%	>	12/25/2044	2,849,820
858,130	Series 2014-80-KL	2.00%		05/25/2043	783,568
3,399,003	Series 2015-16-ZY	2.50%	>	04/25/2045	3,521,088
3,036,481	Series 2015-52-GZ	3.00%	>	07/25/2045	3,267,938
1,173,300	Series 2018-21-PO	0.00%	P/O	04/25/2048	1,089,666

	Government National Mortgage Association,
430,290	Series 2013-180-LO	0.00%	P/O	11/16/2043	407,437
3,520,979	Series 2015-53-EZ	2.00%	>	04/16/2045	3,429,139
3,152,791	Series 2015-79-VZ	2.50%	>	05/20/2045	3,292,532
306,164	Series 2016-12-MZ	3.00%	>	01/20/2046	341,001

	Total US Government and Agency Mortgage Backed Obligations (Cost $58,532,086)				64,823,396

US GOVERNMENT AND AGENCY OBLIGATIONS 34.8%
100,000	Tennessee Valley Authority	5.38%		04/01/2056	179,906
1,700,000	Tennessee Valley Authority	4.63%		09/15/2060	2,815,636

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	Tennessee Valley Authority	4.25%		09/15/2065	477,735
1,000,000	United States Treasury Notes	1.50%		02/15/2030	1,078,184
2,400,000	United States Treasury Notes	4.63%		02/15/2040	3,920,719
600,000	United States Treasury Notes	3.13%		05/15/2048	850,922
6,200,000	United States Treasury Notes	3.00%		02/15/2049	8,647,789
16,050,000	United States Treasury Notes	2.25%		08/15/2049	19,532,098

	Total US Government and Agency Obligations (Cost $31,520,841)				37,502,989

SHORT TERM INVESTMENTS 3.9%
1,388,899	First American Government Obligations Fund - Class U	0.47%	♦		1,388,899
1,388,899	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		1,388,899
1,388,899	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		1,388,899

	Total Short Term Investments (Cost $4,166,697)				4,166,697

	Total Investments 98.9% (Cost $94,219,624)				106,493,082
	Other Assets in Excess of Liabilities 1.1%				1,200,713

	NET ASSETS 100.0%				$107,693,795

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	60.2%
US Government and Agency Obligations	34.8%
Short Term Investments	3.9%
Other Assets and Liabilities	1.1%

100.0%

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

P/O	Principal only security

♦	Seven-day yield as of March 31, 2020

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
CME Ultra Long Term US Treasury Bond Future	Long	103	06/19/2020	22,853,125	$2,064,795
US Treasury Long Bond Future	Long	129	06/19/2020	23,099,063	1,250,998
10-Year US Treasury Note Future	Short	(71)	06/19/2020	(9,846,813)	(435,580)
Ultra 10-Year US Treasury Note Future	Short	(130)	06/19/2020	(20,284,063)	(1,397,776)

					$1,482,437

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 103.0%
11,165,393	First American Government Obligations Fund - Class U	0.47%	♦		11,165,393
11,165,392	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		11,165,392
11,165,392	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		11,165,392
8,000,000	United States Treasury Bills	0.00%		04/30/2020	7,999,662
35,000,000	United States Treasury Bills	0.00%	‡	07/02/2020	34,990,385

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
30,000,000	United States Treasury Bills	0.00%	‡	12/03/2020	29,981,294
40,000,000	United States Treasury Bills	0.00%		02/25/2021	39,953,433

	Total Short Term Investments (Cost $145,865,891)				146,420,951

	Total Investments 103.0% (Cost $145,865,891)				146,420,951
	Liabilities in Excess of Other Assets (3.0)%				(4,261,611)

	NET ASSETS 100.0%				$142,159,340

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	103.0%
Other Assets and Liabilities	(3.0)%

100.0%

♦	Seven-day yield as of March 31, 2020

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	0.00%	Termination	04/01/2020	(24,700,000)	$728,381
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	04/01/2020	5,100,000	(913,250)
Long Commodity Basket Swap[f]	Bank of America Merrill Lynch	Long	0.20%	Termination	04/01/2020	24,700,000	(4,949,319)
Commodity Beta Basket Swap[g]	Barclays Capital, Inc.	Long	0.20%	Termination	04/01/2020	55,000,000	(9,880,075)
Commodity Beta Basket Swap[g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	04/01/2020	55,500,000	(9,970,333)

							$(24,984,596)

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	1.04	$20	22.9%
S&P GSCI 2 Month Forward Nickel Index ER	SG2MIKP	0.11	19	22.6%
S&P GSCI 2 Month Forward Copper Index ER	SG2MICP	0.06	19	21.7%
S&P GSCI 2 Month Forward Cocoa Index	SG2MCCP	0.32	18	21.1%
S&P GSCI 2 Month Forward Unleaded Gas Index ER	SG2MHUP	0.03	10	11.7%

			$86	100.0%

g

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2020, all constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Soybean Future	S1	0.35	$77	24.8%
Electrolytic Copper Future	LP1	0.20	69	22.2%
Nickel Future	LN1	0.20	47	15.0%
Brent Crude Future	CO1	0.09	26	8.4%
Crude Oil Future	CL1	0.09	26	8.2%
Live Cattle Future	LC1	0.11	16	5.2%
Sugar No. 11 Future	SB1	0.16	15	4.7%
Cotton No. 2 Future	CT1	0.32	11	3.6%
Low Sulphur Gas Oil Future	QS1	0.10	11	3.5%
NY Harbor ULSD Heating Oil Future	HO1	0.09	7	2.2%
Gasoline RBOB Future	XB1	0.07	7	2.2%

			$312	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	77

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)	March 31, 2020

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	0.72	$18	22.2%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.83	17	21.1%
S&P GSCI 2 Month Forward Natural Gas Index ER	SG2MNGP	1.54	17	20.2%
S&P GSCI 2 Month Forward Soybeans Index ER	SG2MSOP	0.08	17	20.1%
S&P GSCI 2 Month Forward Cotton Index ER	SG2MCTP	0.54	13	16.4%

			$82	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2020

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 65.5%

AUSTRALIA 2.5%
4,025,000	AUD	Australia Government Bond	5.50%		04/21/2023	2,870,186
16,730,000	AUD	Australia Government Bond	2.75%		04/21/2024	11,293,022
22,820,000	AUD	Australia Government Bond	3.25%		04/21/2025	16,021,083

						30,184,291

BELGIUM 3.3%
10,000,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	11,624,683
20,850,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	24,641,857
3,290,000	EUR	Kingdom of Belgium Government Bond	0.90%	^	06/22/2029	3,931,232

						40,197,772

CANADA 2.4%
9,000,000	CAD	Canadian Government Bond	2.25%		02/01/2021	6,493,487
9,410,000	CAD	Canadian Government Bond	0.50%		03/01/2022	6,692,336
22,705,000	CAD	Canadian Government Bond	1.50%		06/01/2023	16,628,957

						29,814,780

CZECH REPUBLIC 2.5%
52,500,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	2,065,641
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	9,530,591
444,100,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	18,922,239

						30,518,471

FRANCE 4.1%
16,900,000	EUR	France Government Bond	0.00%		11/25/2029	18,659,673
18,340,000	EUR	French Republic Government Bond	0.25%		11/25/2026	20,846,549
8,395,000	EUR	French Republic Government Bond	1.00%		05/25/2027	10,031,780

						49,538,002

GERMANY 0.9%
4,900,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	5,774,828
4,950,000	EUR	Bundesrepublik Deutschland	0.00%	*	08/15/2026	5,682,850

						11,457,678

HUNGARY 1.9%
1,583,300,000	HUF	Hungary Government Bond	1.75%		10/26/2022	4,909,152
5,790,600,000	HUF	Hungary Government Bond	2.50%		10/24/2024	18,483,988

						23,393,140

IRELAND 4.0%
10,725,000	EUR	Ireland Government Bond	5.40%		03/13/2025	15,106,433
16,600,000	EUR	Ireland Government Bond	1.00%		05/15/2026	19,537,506
9,150,000	EUR	Ireland Government Bond	0.90%		05/15/2028	10,848,772

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,750,000	EUR	Ireland Government Bond	1.10%		05/15/2029	3,317,324

						48,810,035

ISRAEL 1.0%
38,630,000	ILS	Israel Government Bond	4.25%		03/31/2023	12,123,849

						12,123,849

JAPAN 19.9%
1,090,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	10,288,830
1,305,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	12,347,544
2,445,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	23,115,085
2,590,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	24,431,400
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	15,125,451
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	16,288,694
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	9,904,390
1,740,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	19,361,480
280,000,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	3,070,038
3,230,500,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	35,572,886
1,915,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	20,911,058
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	13,934,258
2,040,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	21,617,104
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	16,725,498

						242,693,716

MEXICO 4.3%
2,434,000	MXN	Mexican Bonos	8.00%		06/11/2020	10,289,235
695,000	MXN	Mexican Bonos	7.25%		12/09/2021	2,979,367
9,391,000	MXN	Mexican Bonos	6.50%		06/09/2022	39,703,276

						52,971,878

NEW ZEALAND 3.1%
22,190,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	15,239,869
33,960,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	22,315,133

						37,555,002

PERU 2.0%
32,130,000	PEN	Peruvian Government International Bond	6.95%	^	08/12/2031	10,753,181
44,815,000	PEN	Peruvian Government International Bond	5.40%	^	08/12/2034	13,056,853

						23,810,034

POLAND 2.9%
29,800,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	7,206,592
64,300,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	15,979,597
32,850,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	8,286,851

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	79

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,800,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	4,206,336

						35,679,376

PORTUGAL 4.0%
22,400,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	26,107,426
14,450,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	18,090,336
3,630,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	^	06/15/2029	4,424,036

						48,621,798

SOUTH AFRICA 1.7%
294,425,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	16,768,669
83,400,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	3,828,552

						20,597,221

SPAIN 5.0%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	9,258,163
4,875,000	EUR	Spain Government Bond	0.40%		04/30/2022	5,444,178
20,460,000	EUR	Spain Government Bond	0.35%		07/30/2023	22,777,633
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	13,432,390
4,350,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	5,134,386
500,000	EUR	Spain Government Bond	1.30%	^	10/31/2026	584,328
4,450,000	EUR	Spain Government Bond	0.60%	^	10/31/2029	4,895,834

						61,526,912

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $820,416,654)				799,493,955

US GOVERNMENT AND AGENCY OBLIGATIONS 26.9%

UNITED STATES 26.9%
15,660,000	USD	United States Treasury Notes	1.38%		04/30/2020	15,676,276
19,240,000	USD	United States Treasury Notes	1.88%		12/15/2020	19,478,996
18,460,000	USD	United States Treasury Notes	2.00%		01/15/2021	18,738,342
8,510,000	USD	United States Treasury Notes	1.75%		04/30/2022	8,780,259
11,720,000	USD	United States Treasury Notes	1.75%		06/30/2022	12,123,333
11,680,000	USD	United States Treasury Notes	1.88%		08/31/2022	12,137,619
11,630,000	USD	United States Treasury Notes	2.00%		11/30/2022	12,163,345
9,620,000	USD	United States Treasury Notes	2.75%		05/31/2023	10,366,301
8,120,000	USD	United States Treasury Notes	2.25%		01/31/2024	8,718,216
11,750,000	USD	United States Treasury Notes	2.50%		05/15/2024	12,787,764
13,990,000	USD	United States Treasury Notes	2.00%		06/30/2024	14,961,649
13,790,000	USD	United States Treasury Notes	2.38%		08/15/2024	14,999,318
14,490,000	USD	United States Treasury Notes	2.00%		02/15/2025	15,619,767

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,720,000	USD	United States Treasury Notes	2.00%		08/15/2025	17,016,286
16,310,000	USD	United States Treasury Notes	1.63%		02/15/2026	17,379,707
14,740,000	USD	United States Treasury Notes	2.00%		11/15/2026	16,140,876
30,500,000	USD	United States Treasury Notes	1.63%		11/30/2026	32,681,465
30,500,000	USD	United States Treasury Notes	1.75%		12/31/2026	32,954,297
14,240,000	USD	United States Treasury Notes	2.38%		05/15/2029	16,390,462
16,970,000	USD	United States Treasury Notes	1.63%		08/15/2029	18,430,348

						327,544,626

		Total US Government and Agency Obligations (Cost $308,048,131)				327,544,626

SHORT TERM INVESTMENTS 6.2%
25,100,388		First American Government Obligations Fund Class U	0.47%	♦		25,100,388
25,100,389		JP Morgan U.S. Government Money Market Fund Institutional Share Class	0.36%	♦		25,100,389
25,100,388		Morgan Stanley Institutional Liquidity Funds Government Portfolio Institutional Share Class	0.26%	♦		25,100,388

		Total Short Term Investments (Cost $75,301,165)				75,301,165

		Total Investments 98.6% (Cost $1,203,765,950)				1,202,339,746

		Other Assets in Excess of Liabilities 1.4%				17,167,101

		NET ASSETS 100.0%				$1,219,506,847

COUNTRY BREAKDOWN as a % of Net Assets:
United States	33.1%
Japan	19.9%
Spain	5.0%
Mexico	4.3%
France	4.1%
Ireland	4.0%
Portugal	4.0%
Belgium	3.3%
New Zealand	3.1%
Poland	2.9%
Czech Republic	2.5%
Australia	2.5%
Canada	2.4%
Peru	2.0%
Hungary	1.9%
South Africa	1.7%
Israel	1.0%
Germany	0.9%
Other Assets and Liabilities	1.4%

100.0%

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	65.5%
US Government and Agency Obligations	26.9%
Short Term Investments	6.2%
Other Assets and Liabilities	1.4%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of March 31, 2020

*	Non-income producing security

Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

FORWARD CURRENCY EXCHANGE CONTRACTS
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
04/16/2020	State Street Bank	265,000,000	MXN	$11,140,138	11,620,355	USD	$11,620,355	$480,217
04/16/2020	Citibank	228,300,000	MXN	9,597,334	9,997,542	USD	9,997,542	400,208
04/16/2020	Australia and New Zealand Banking Group	20,650,000	NZD	12,319,922	12,313,265	USD	12,313,265	(6,657)
04/16/2020	Australia and New Zealand Banking Group	18,500,000	AUD	11,380,328	11,137,388	USD	11,137,388	(242,940)

				$44,437,722			$45,068,550	$630,828

AUD	Australian Dollar

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	US Dollar

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	81

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 39.9%

	AASET Ltd.,
1,168,468	Series 2018-1A-A	3.84%	^	01/16/2038	955,638

	Blackbird Capital Aircraft Lease Securitization Ltd.,
5,213,542	Series 2016-1A-B	5.68%	^§	12/16/2041	3,397,238

	CAL Funding Ltd.,
1,083,000	Series 2013-1A-A	3.35%	^	03/27/2028	1,072,585
3,958,333	Series 2018-1A-A	3.96%	^	02/25/2043	3,930,173

	Castlelake Aircraft Securitization Trust,
4,408,267	Series 2016-1-A	4.45%		08/15/2041	3,365,990
5,200,203	Series 2017-1-A	3.97%		07/15/2042	3,950,017

	CLI Funding LLC,
139,527	Series 2013-1A-NOTE	2.83%	^	03/18/2028	135,798
1,102,850	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,071,023
597,613	Series 2014-1A-A	3.29%	^	06/18/2029	575,800
2,916,040	Series 2014-2A-A	3.38%	^	10/18/2029	2,665,504
3,495,184	Series 2017-1A-A	3.62%	^	05/18/2042	3,421,897
3,191,147	Series 2018-1A-A	4.03%	^	04/18/2043	3,056,549
2,756,320	Series 2019-1A-A	3.71%	^	05/18/2044	2,585,841

	ECAF Ltd.,
1,030,135	Series 2015-1A-A1	3.47%	^	06/15/2040	920,934

	Falcon Aerospace Ltd.,
7,136,527	Series 2017-1-A	4.58%	^	02/15/2042	5,663,876

	GAIA Aviation Ltd.,
4,282,619	Series 2019-1-A	3.97%	^§	12/15/2044	2,879,637

	Global SC Finance Ltd.,
4,038,500	Series 2018-1A-A	4.29%	^	05/17/2038	3,935,977

	Global SC Finance SRL,
1,695,833	Series 2013-1A-A	2.98%	^	04/17/2028	1,657,640
2,368,167	Series 2014-1A-A1	3.19%	^	07/17/2029	2,235,289

	Harbour Aircraft Investments Ltd.,
9,313,354	Series 2017-1-A	4.00%		11/15/2037	7,810,365

	Helios Issuer LLC,
15,058,439	Series 2017-1A-A	4.94%	^	09/20/2049	14,239,519

	HERO Funding Trust,
35,064	Series 2015-2A-A	3.99%	^	09/20/2040	36,767
1,045,447	Series 2016-3A-A2	3.91%	^	09/20/2042	1,095,588
2,425,416	Series 2016-4A-A2	4.29%	^	09/20/2047	2,578,969

	Horizon Aircraft Finance Ltd.,
5,217,948	Series 2019-1-A	3.72%	^	07/15/2039	3,558,740

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	1,929,633

	JOL Air Ltd.,
4,555,359	Series 2019-1-A	3.97%	^	04/15/2044	3,285,001

	Mosaic Solar Loan Trust,
7,084,872	Series 2017-1A-A	4.45%	^	06/20/2042	6,982,374
3,292,499	Series 2018-1A-A	4.01%	^	06/22/2043	3,165,443
5,000,000	Series 2019-2A-B	3.28%	^	09/20/2040	4,307,380

	NP SPE LLC,
158,714	Series 2016-1A-A1	4.16%	^	04/20/2046	161,514
2,496,057	Series 2017-1A-A1	3.37%	^	10/21/2047	2,448,329

	Raptor Aircraft Finance LLC,
4,097,989	Series 2019-1-A	4.21%	^	08/23/2044	2,849,877

2,500,000	SBA Tower Trust	2.88%	^	07/09/2021	2,494,511
8,050,000	SBA Tower Trust	3.17%	^	04/11/2022	8,011,768

	Shenton Aircraft Investment Ltd.,
167,977	Series 2015-1A-A	4.75%	^	10/15/2042	134,064

	Sprite Ltd.,
4,009,068	Series 2017-1-A	4.25%	^	12/15/2037	2,812,414

	Stack Infrastructure Issuer LLC,
2,967,500	Series 2019-1A-A2	4.54%	^	02/25/2044	2,981,190
4,500,000	Series 2019-2A-A2	3.08%	^	10/25/2044	4,278,964

	Start Ltd.,
1,464,318	Series 2018-1-A	4.09%	^	05/15/2043	1,057,538

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sunnova Helios Issuer LLC,
2,836,500	Series 2018-1A-A	4.87%	^	07/20/2048	2,573,902

	TAL Advantage LLC,
128,333	Series 2013-2A-A	3.55%	^	11/20/2038	124,702
431,617	Series 2014-1A-A	3.51%	^	02/22/2039	418,679
646,249	Series 2014-1A-B	4.10%	^	02/22/2039	632,753
15,582,722	Series 2017-1A-A	4.50%	^	04/20/2042	15,139,025

	Textainer Marine Containers Ltd.,
5,167,033	Series 2017-1A-A	3.72%	^	05/20/2042	4,678,680

	Thunderbolt Aircraft Lease Ltd.,
5,873,171	Series 2017-A-A	4.21%	^§	05/17/2032	4,461,801
1,785,714	Series 2018-A-A	4.15%	^§	09/15/2038	1,251,909
2,678,571	Series 2018-A-B	5.07%	^§	09/15/2038	1,676,079

	Trinity Rail Leasing LLC,
3,884,583	Series 2010-1A-A	5.19%	^	10/16/2040	4,171,245

	Trip Rail Master Funding LLC,
1,636,769	Series 2017-1A-A1	2.71%	^	08/15/2047	1,620,800

	Triton Container Finance LLC,
3,637,403	Series 2017-1A-A	3.52%	^	06/20/2042	3,476,087
1,521,547	Series 2017-2A-A	3.62%	^	08/20/2042	1,330,900
8,000,000	Series 2018-1A-A	3.95%	^	03/20/2043	7,933,852

	USQ Rail LLC,
3,726,715	Series 2018-1-A1	3.78%	^	04/25/2048	3,759,741

	Vantage Data Centers Issuer LLC,
11,505,208	Series 2018-1A-A2	4.07%	^	02/16/2043	11,476,319

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	5,264,182

	Vivint Colar Financing LLC,
4,904,219	Series 2018-1A-A	4.73%	^	04/30/2048	4,060,762

	Zephyrus Capital Aviation Partners Ltd.,
8,237,818	Series 2018-1-A	4.61%	^	10/15/2038	6,748,149

	Total Asset Backed Obligations (Cost $229,533,406)				204,496,921

FOREIGN CORPORATE BONDS 19.0%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	2,938,423
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,956,459
10,253,841	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	10,048,764
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,413,351
2,000,000	Emirates Semb CorporationWater & Power Company PJSC	4.45%	^	08/01/2035	2,076,000
7,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	7,584,360
9,569,163	Energia Eolica S.A.	6.00%	Þ	08/30/2034	9,904,084
2,947,656	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	2,887,241
1,582,207	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,573,813
2,666,268	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,419,638
6,132,423	Interoceanica Finance Ltd.	0.00%		11/30/2025	5,565,174
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,822,018
8,600,000	Korea Expressway Corporation (3 Month LIBOR USD + 0.70%)	2.52%	^	04/20/2020	8,604,791
3,538,124	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	3,807,207

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
190,514	Lima Metro Finance Ltd.	5.88%		07/05/2034	205,003
3,075,487	Panama Metro Line SP	0.00%	^	12/05/2022	2,855,393
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,184,678
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,620,838
6,175,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	6,320,378
840,000	Transelec S.A.	4.63%	^	07/26/2023	855,964
500,000	Transelec S.A.	4.25%	^	01/14/2025	479,373
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	5,455,815

	Total Foreign Corporate Bonds (Cost $98,212,665)				97,578,765

US CORPORATE BONDS 31.4%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,493,331
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	6,663,039
11,200,000	American Tower Corporation	4.40%		02/15/2026	11,817,720
700,000	American Tower Corporation	3.38%		10/15/2026	701,751
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	504,523
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,560,824
11,015,000	AT&T, Inc.	4.30%		12/15/2042	11,694,440
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,654,200
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,173,853
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	5,707,773
9,000,000	Digital Realty Trust	3.70%		08/15/2027	8,716,785
4,175,000	DTE Energy Company	2.85%		10/01/2026	4,179,483
5,000,000	DTE Energy Company	3.80%		03/15/2027	5,118,242
700,000	Duke Energy Corporation	3.15%		08/15/2027	691,074
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,543,832
8,635,000	Eversource Energy	2.80%		05/01/2023	8,691,826
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,059,976
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	10,185,602
6,873,000	Metropolitan Edison Company	4.00%	^	04/15/2025	7,443,719
6,000,000	MPLX LP	4.00%		03/15/2028	5,119,920
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,216,962
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	7,358,093
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	7,365,254

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,000,000	Spectra Energy Partners LP	4.75%		03/15/2024	5,775,591
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	6,121,035
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,520,153

	Total US Corporate Bonds (Cost $161,580,834)				161,079,001

SHORT TERM INVESTMENTS 9.3%
15,950,148	First American Government Obligations Fund - Class U	0.47%	♦		15,950,148
15,950,149	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		15,950,149
15,950,148	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		15,950,148

	Total Short Term Investments (Cost $47,850,445)				47,850,445

	Total Investments 99.6% (Cost $537,177,350)				511,005,132
	Other Assets in Excess of Liabilities 0.4%				1,924,607

	NET ASSETS 100.0%				$512,929,739

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.9%
Utilities	26.7%
Short Term Investments	9.3%
Transportation	8.8%
Energy	7.2%
Telecommunications	6.0%
Real Estate	1.7%
Other Assets and Liabilities	0.4%

100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.9%
US Corporate Bonds	31.4%
Foreign Corporate Bonds	19.0%
Short Term Investments	9.3%
Other Assets and Liabilities	0.4%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2020

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	83

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 20.8%
3,500,000	Bank of Montreal (Secured Overnight Financing Rate + 6.80%)	0.82%		03/10/2023	3,199,492
3,000,000	Barclays Bank PLC	2.65%		01/11/2021	2,992,091
3,000,000	BMW Finance NV (3 Month LIBOR USD + 0.79%)	2.50%	^	08/12/2022	2,879,194
1,000,000	BP Capital Markets PLC (3 Month LIBOR USD + 0.25%)	1.93%		11/24/2020	983,195
500,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.31%)	2.21%		10/05/2020	497,075
1,000,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.68%)	1.57%	^	09/18/2022	962,174
1,500,000	Credit Agricole S.A. (3 Month LIBOR USD + 1.43%)	3.26%	^	01/10/2022	1,471,696
2,000,000	Diageo Capital PLC (3 Month LIBOR USD + 0.24%)	1.93%		05/18/2020	1,997,166
2,500,000	DNB Bank ASA (3 Month LIBOR USD + 0.62%)	2.20%	^	12/02/2022	2,382,534
500,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.60%)	2.29%		05/18/2021	489,821
1,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.50%)	3.40%		01/05/2022	959,044
1,500,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.65%)	2.44%		07/26/2021	1,437,960
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 1.06%)	1.83%		09/13/2021	1,674,672
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.94%)	2.55%		02/28/2022	2,888,654
2,500,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.72%)	2.40%	^	05/22/2022	2,371,266
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	2.72%		01/10/2022	990,305
1,500,000	Reckitt Benckiser Treasury Services PLC (3 Month LIBOR USD + 0.56%)	1.76%	^	06/24/2022	1,447,091
3,240,000	Royal Bank of Canada (3 Month LIBOR USD + 0.47%)	2.24%		04/29/2022	3,110,822
4,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	2.35%		11/15/2021	3,886,936
1,500,000	Siemens Financieringsmaatschappij N.V. (3 Month LIBOR USD + 0.61%)	1.35%	^	03/16/2022	1,462,378
3,000,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.78%)	2.62%		07/12/2022	2,856,444
500,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 1.68%)	2.68%		03/09/2021	494,683
2,700,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	1.36%		01/27/2023	2,530,178
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.22%)	2.90%	^	05/23/2023	1,871,839

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.53%)	3.29%	^	02/01/2022	1,949,316
1,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.71%)	2.08%		06/28/2022	981,157

	Total Foreign Corporate Bonds (Cost $50,836,437)				48,767,183

US CORPORATE BONDS 37.1%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	1.80%		03/29/2021	982,606
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	2.00%		03/29/2023	1,419,261
3,000,000	American Express Company (3 Month LIBOR USD + 0.60%)	2.34%		11/05/2021	2,953,765
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	1.19%		12/10/2021	1,879,087
1,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.54%)	1.81%		06/27/2022	929,873
1,000,000	Bank of America Corporation (3 Month LIBOR USD + 0.65%)	1.87%		06/25/2022	977,066
2,500,000	Bank of America Corporation (3 Month LIBOR USD + 1.18%)	3.00%		10/21/2022	2,415,574
2,000,000	BP Capital Markets America, Inc.	4.50%		10/01/2020	1,999,580
3,500,000	Bristol-Myers Squibb Company (3 Month LIBOR USD + 0.38%)	2.07%	^	05/16/2022	3,415,973
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	1.59%		06/06/2022	2,392,571
1,000,000	Citibank NA (3 Month LIBOR USD + 0.60%)	2.29%		05/20/2022	966,564
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 0.87%)	1.55%		11/04/2022	939,787
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.75%		04/25/2022	979,369
2,000,000	ConocoPhillips Company (3 Month LIBOR USD + 0.90%)	2.59%		05/15/2022	1,941,849
3,500,000	Credit Suisse AG (Secured Overnight Financing Rate + 4.50%)	1.20%		02/04/2022	3,278,536
2,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.67%)	2.41%	^	11/05/2021	2,411,733
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	2.56%	^	02/22/2022	943,405
1,000,000	DuPont de Nemours, Inc. (3 Month LIBOR USD + 0.71%)	2.40%		11/15/2020	993,004
2,500,000	Georgia-Pacific LLC	5.40%	^	11/01/2020	2,524,138
3,500,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.11%)	2.90%		04/26/2022	3,405,508
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.37%)	2.10%		08/08/2022	958,557

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	International Bank for Reconstruction & Development (Secured Overnight Financing Rate USD + 0.30%)	1.07%		08/06/2024	2,998,685
1,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.73%)	2.00%	^	06/27/2022	956,000
2,500,000	Jackson National Life Global Funding (Secured Overnight Financing Rate + 6.00%)	1.79%	^	01/06/2023	2,417,251
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.48%)	1.48%		09/08/2022	957,410
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.49%)	1.26%		06/13/2022	968,609
3,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.61%)	1.50%		06/18/2022	3,414,834
3,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.23%)	2.10%	^	01/08/2021	2,968,620
3,335,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.73%		07/22/2022	3,246,375
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	2.06%	^	08/06/2021	486,038
2,000,000	New York Life Global Funding (3 Month LIBOR USD + 0.44%)	2.29%	^	07/12/2022	1,921,866
3,000,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.52%)	1.26%	^	03/15/2021	2,944,872
1,000,000	PNC Bank (3 Month LIBOR USD + 0.45%)	2.25%		07/22/2022	969,835
2,500,000	PNC Bank (3 Month LIBOR USD + 3.25%)	2.00%		02/24/2023	2,357,241
2,695,000	Qualcomm, Inc. (3 Month LIBOR USD + 0.73%)	2.50%		01/30/2023	2,569,243
2,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	2.66%		01/10/2022	2,294,486
1,000,000	SunTrust Bank (3 Month LIBOR USD + 0.59%)	2.28%		05/17/2022	975,436
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	2.10%		04/17/2020	249,894
3,000,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.48%)	1.48%		09/08/2022	2,878,034
2,500,000	Truist Bank (Secured Overnight Financing Rate + 7.30%)	0.88%		03/09/2023	2,278,202
2,000,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.86%)	2.06%	^	09/24/2021	1,832,181
2,500,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.94%)	2.65%	^	11/12/2021	2,447,151
3,000,000	Wells Fargo & Company	2.55%		12/07/2020	3,008,618
1,000,000	Wells Fargo & Company (3 Month LIBOR USD + 0.93%)	2.66%		02/11/2022	981,023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Wells Fargo Bank NA (3 Month LIBOR USD + 0.62%)	2.26%		05/27/2022	2,465,082

	Total US Corporate Bonds (Cost $90,354,909)				87,294,792

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.5%
4,000,000	Federal Home Loan Banks (Secured Overnight Financing Rate USD + 2.00%)	0.03%		05/14/2020	3,999,660
4,000,000	Federal Home Loan Banks (Secured Overnight Financing Rate USD + 5.00%)	0.06%		01/28/2021	3,998,099
2,500,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 1.00%)	0.02%		05/22/2020	2,499,780
5,000,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 4.00%)	0.05%		01/29/2021	4,992,434
2,250,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 7.50%)	0.09%		10/30/2020	2,248,348

	Total US Government and Agency Mortgage Backed Obligations (Cost $17,750,591)				17,738,321

SHORT TERM INVESTMENTS 34.5%

COMMERCIAL PAPER 23.4%
2,500,000	Airbus SE	0.00%	^	04/22/2020	2,498,246
3,500,000	Airbus SE	0.00%	^	04/24/2020	3,497,305
50,000	Coca Cola Company	0.00%	^	04/15/2020	49,977
1,500,000	Exxon Mobil Corporation	0.00%		06/30/2020	1,492,322
1,500,000	GlaxoSmithKline PLC	0.00%	^	04/06/2020	1,499,898
4,500,000	GlaxoSmithKline PLC	0.00%	^	05/04/2020	4,494,696
1,500,000	Henkel Corporation	0.00%	^	05/04/2020	1,498,289
1,000,000	Henkel Corporation	0.00%	^	05/06/2020	998,785
1,000,000	JP Morgan Securities LLC	0.00%		07/31/2020	994,795
1,000,000	Koch Industries, Inc.	0.00%		04/02/2020	999,996
4,500,000	Komatsu Finance America, Inc.	0.00%	^	04/07/2020	4,499,567
2,000,000	Komatsu Finance America, Inc.	0.00%	^	05/01/2020	1,997,937
3,500,000	Metlife Short Term Funding LLC	0.00%	^	07/13/2020	3,484,732
1,500,000	Mitsubishi Trust Corporation	0.00%	^	04/15/2020	1,499,654
3,000,000	National Bank of Canada	0.00%	^	05/04/2020	2,996,577
1,500,000	Nestle Capital Corporation	0.00%	^	05/07/2020	1,498,230
1,500,000	PACCAR Financial Corporation	0.00%		04/30/2020	1,498,506
2,000,000	Schlumberger Holdings Corporation	0.00%	^	04/20/2020	1,998,775
6,500,000	Shell Finance International B.V.	0.00%	^	08/31/2020	6,460,634
6,500,000	Total Capital Ltd.	0.00%	^	08/03/2020	6,468,786
1,000,000	Walt Disney Company	0.00%	^	05/15/2020	998,506
3,500,000	Walt Disney Company	0.00%	^	06/26/2020	3,489,503

					54,915,716

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	85

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)	March 31, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MONEY MARKET FUNDS 11.1%
8,700,301	First American Government Obligations Fund Class U	0.47%	♦		8,700,301
8,700,300	JP Morgan U.S. Government Money Market Fund Institutional Share Class	0.36%	♦		8,700,300
8,700,300	Morgan Stanley Institutional Liquidity Funds Government Portfolio Institutional Share Class	0.26%	♦		8,700,300

					26,100,901

	Total Short Term Investments (Cost $80,987,975)				81,016,617

	Total Investments 99.9% (Cost $239,929,912)				234,816,913
	Other Assets in Excess of Liabilities 0.1%				134,521

	NET ASSETS 100.0%				$234,951,434

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	36.8%
Money Market Funds	11.1%
Energy	9.5%
Automotive	8.9%
US Government and Agency Mortgage Backed Obligations	7.5%
Insurance	6.2%
Pharmaceuticals	4.0%
Diversified Manufacturing	3.8%
Aerospace & Defense	2.6%
Media	1.9%
Construction	1.8%
Consumer Products	1.7%
Food Products	1.5%
Technology	1.1%
Pulp & Paper	1.1%
Chemicals/Plastics	0.4%
Other Assets and Liabilities	0.1%

100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	37.1%
Commercial Paper	23.4%
Foreign Corporate Bonds	20.8%
Money Market Funds	11.1%
US Government and Agency Mortgage Backed Obligations	7.5%
Other Assets and Liabilities	0.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of March 31, 2020

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.9%

	Global SC Finance SRL,
201,500	Series 2014-1A-A1	3.19%	^	07/17/2029	190,194

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	517,030

250,000	SBA Tower Trust	3.17%	^	04/11/2022	248,813

	SoFi Consumer Loan Program Trust,
29,995	Series 2017-2-A	3.28%	^	02/25/2026	29,888

	TAL Advantage LLC,
211,053	Series 2017-1A-A	4.50%	^	04/20/2042	205,043

	Total Asset Backed Obligations (Cost $1,190,081)				1,190,968

COLLATERALIZED LOAN OBLIGATIONS 13.2%

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	3.10%	^	07/15/2030	478,878

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	3.07%	^	07/20/2029	241,428

	CFIP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.17%	^	07/13/2029	480,440

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16%	^	07/20/2030	469,311

	Elmwood Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	0.01%	^	04/15/2033	477,128

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	5.42%	^	07/18/2029	389,456

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	2.96%	^	05/21/2029	477,531

	Venture Ltd.,
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	2.97%	^	09/07/2030	478,735

	Whitehorse Ltd.,
1,000,000	Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.08%	^	10/15/2031	917,067

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.97%	^	01/15/2031	944,060

	Total Collateralized Loan Obligations (Cost $5,757,202)				5,354,034

FOREIGN CORPORATE BONDS 4.9%
100,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	88,754
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	143,625
100,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	100,281
150,000	BDO Unibank, Inc.	2.95%		03/06/2023	148,875
200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	178,749
200,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	185,402
100,000	Freeport-McMoRan, Inc.	3.55%		03/01/2022	96,466

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	207,534
53,325	Interoceanica Finance Ltd.			11/30/2025	48,393
70,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	69,604
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	203,400
100,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	100,374
80,000	Southern Copper Corporation	5.38%		04/16/2020	79,660
140,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	138,957
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	169,675
25,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	1.36%		01/27/2023	23,428

	Total Foreign Corporate Bonds (Cost $2,084,403)				1,983,177

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.8%

	AREIT Trust,
231,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35%	^	09/14/2036	164,305

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75%	^	12/15/2036	201,125
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10%	^	06/15/2035	86,890

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.80%	^	09/15/2035	136,569

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.14%	#^ I/O	11/05/2036	31,464

	BX Commercial Mortgage Trust,
186,000	Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.60%	^	04/15/2034	160,889

	BX Trust,
850,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75%	^	07/15/2034	667,238

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	147,391

	Citigroup Commercial Mortgage Trust,
2,949,534	Series 2014-GC19-XA	1.15%	# I/O	03/10/2047	109,975
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	3.50%	^	12/15/2036	177,413
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	4.35%	^	12/15/2036	161,881

	Commercial Mortgage Pass-Through Certificates,
186,000	Series 2015-DC1-C	4.31%	#	02/10/2048	165,051

	Credit Suisse Mortgage Trust,
394,000	Series 2017-LSTK-D	3.33%	#^	04/05/2033	384,700

	GS Mortgage Securities Corporation Trust,
186,000	Series 2020-UPTN-F	3.25%	#^	02/10/2037	124,466

	GS Mortgage Securities Trust,
312,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	235,832
6,090,692	Series 2016-GS4-XA	0.57%	# I/O	11/10/2049	151,938

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	87

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HPLY Trust,
200,747	Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.70%	^	11/15/2036	156,070

	Hunt Ltd.,
190,000	Series 2018-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05%	^	08/15/2028	141,014

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.76%	#^	01/05/2031	276,371
104,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	88,765
300,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	231,152

	MFT Trust,
186,000	Series 2020-ABC-D	3.48%	#^	02/06/2030	102,754

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90%	^	11/15/2034	58,183
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85%	^	11/15/2034	101,703
142,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05%	^	11/15/2034	76,465
15,277,000	Series 2017-ASHF-XCP	0.00%	#^ I/O	05/15/2019	15

	SLIDE,
8,372,698	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	57,326

	Wells Fargo Commercial Mortgage Trust,
6,607,424	Series 2015-NXS2-XA	0.71%	# I/O	07/15/2058	194,741
5,423,894	Series 2015-P2-XA	0.98%	# I/O	12/15/2048	202,324

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $6,214,513)				4,794,010

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.0%

	Alternative Loan Trust,
534,953	Series 2005-64CB-1A10	5.75%		12/25/2035	500,346

	Bayview Opportunity Master Fund Trust,
443,109	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	438,848

	Citigroup Mortgage Loan Trust,
251,770	Series 2006-AR2-1A2	3.96%	#	03/25/2036	221,757

	CSMC Trust,
392,211	Series 2018-RPL7-A1	4.00%	^	08/26/2058	409,003
689,524	Series 2019-RPL9-A1	3.32%	#^	10/27/2059	677,234

	Deephaven Residential Mortgage Trust,
99,575	Series 2017-1A-A1	2.73%	#^	12/26/2046	97,863
99,575	Series 2017-1A-A2	2.93%	#^	12/26/2046	97,886

	Legacy Mortgage Asset Trust,
418,162	Series 2019-GS5-A1	3.20%	^§	05/25/2059	418,858

	PRPM LLC,
402,538	Series 2019-3A-A1	3.35%	^§	07/25/2024	400,028

	Velocity Commercial Capital Loan Trust,
702,598	Series 2018-2-A	4.05%	#^	10/26/2048	710,815

	Vericrest Opportunity Loan Trust,
663,252	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	588,180

	Verus Securitization Trust,
164,588	Series 2017-1A-A2	3.16%	#^	01/25/2047	161,729

	VOLT LLC,
470,591	Series 2020-NPL1-A1A	3.23%	^§	01/25/2050	426,333
589,526	Series 2020-NPL4-A1	2.98%	^§	03/25/2050	529,322

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $5,904,648)				5,678,202

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 6.6%
50,000	AbbVie, Inc.	2.30%	^	11/21/2022	50,024
55,000	Air Lease Corporation	2.50%		03/01/2021	50,601
105,000	Analog Devices, Inc.	2.95%		01/12/2021	105,166
60,000	Anthem, Inc.	2.50%		11/21/2020	59,793
105,000	Bristol-Myers Squibb Company	2.60%	^	05/16/2022	107,228
35,000	Capital One Financial Corporation	2.40%		10/30/2020	34,931
60,000	Capital One Financial Corporation	3.20%		01/30/2023	59,381
140,000	Cardinal Health, Inc.	2.62%		06/15/2022	140,719
100,000	Carrier Global Corporation	1.92%	^	02/15/2023	98,646
95,000	Cigna Corporation	3.40%		09/17/2021	96,494
95,000	Cintas Corporation	2.90%		04/01/2022	95,071
135,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	2.60%		06/01/2024	125,911
185,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	180,381
95,000	Delta Air Lines, Inc.	3.40%		04/19/2021	86,564
55,000	DTE Energy Company	2.25%		11/01/2022	54,509
100,000	eBay, Inc.	2.75%		01/30/2023	98,200
70,000	General Electric Company	2.70%		10/09/2022	68,942
95,000	Hyundai Capital America	2.85%	^	11/01/2022	92,869
70,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	2.57%		12/29/2021	70,065
100,000	Microchip Technology, Inc.	3.92%		06/01/2021	97,507
90,000	Mondelez International, Inc.	3.00%		05/07/2020	89,102
95,000	Omnicom Capital, Inc.	3.63%		05/01/2022	96,657
20,000	ORACLE Corporation	2.50%		04/01/2025	20,441
85,000	PayPal Holdings, Inc.	2.20%		09/26/2022	84,697
105,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	98,179
65,000	Prudential Financial, Inc.	3.50%		05/15/2024	67,736
95,000	Republic Services, Inc.	2.50%		08/15/2024	95,841
20,000	Reynolds American, Inc.	4.00%		06/12/2022	20,271
65,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	61,631
70,000	Simon Property Group LP	2.00%		09/13/2024	67,308
95,000	Union Pacific Corporation	3.20%		06/08/2021	95,944
90,000	Welltower, Inc.	3.63%		03/15/2024	88,507

	Total US Corporate Bonds (Cost $2,705,974)				2,659,316

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 11.3%

	Federal Home Loan Mortgage Corporation,
1,537,429	Series 3312-FJ (1 Month LIBOR USD + 0.22%, 0.22% Floor, 7.00% Cap)	0.92%		07/15/2036	1,517,007
1,894,172	Series 3747-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.20%		10/15/2040	1,875,138

	Federal National Mortgage Association,
1,150,967	Series 2013-74-YA	3.00%		05/25/2042	1,196,008

	Total US Government and Agency Mortgage Backed Obligations (Cost $4,549,188)				4,588,153

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 26.6%
650,000	United States Treasury Notes	1.38%	‡	09/15/2020	653,732
1,280,000	United States Treasury Notes	2.88%	‡	10/31/2020	1,300,375
1,500,000	United States Treasury Notes	2.75%	‡	11/30/2020	1,526,045
1,485,000	United States Treasury Notes	2.75%	‡	09/15/2021	1,539,585
1,715,000	United States Treasury Notes	1.50%	‡	10/31/2021	1,749,870
1,775,000	United States Treasury Notes	1.63%	‡	04/30/2023	1,847,941
2,035,000	United States Treasury Notes	2.25%	‡	12/31/2023	2,181,425

	Total US Government and Agency Obligations (Cost $10,484,713)				10,798,973

AFFILIATED MUTUAL FUNDS 5.8%
281,035	DoubleLine Floating Rate Fund (Class I)				2,371,933

	Total Affiliated Mutual Funds (Cost $2,782,244)				2,371,933

SHORT TERM INVESTMENTS 22.6%
3,054,084	First American Government Obligations Fund - Class U	0.47%	♦		3,054,084
3,054,085	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		3,054,085
3,054,085	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		3,054,085

	Total Short Term Investments (Cost $9,162,254)				9,162,254

	Total Investments 119.7% (Cost $50,835,220)				48,581,020
	Liabilities in Excess of Other Assets (19.7)%				(8,014,281)

	NET ASSETS 100.0%				$40,566,739

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	26.6%
Short Term Investments	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Collateralized Loan Obligations	13.2%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
US Government and Agency Mortgage Backed Obligations	11.3%
US Corporate Bonds	6.6%
Affiliated Mutual Funds	5.8%
Foreign Corporate Bonds	4.9%
Asset Backed Obligations	2.9%
Other Assets and Liabilities	(19.7)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	26.6%
Short Term Investments	22.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Collateralized Loan Obligations	13.2%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
US Government and Agency Mortgage Backed Obligations	11.3%
Affiliated Mutual Funds	5.8%
Banking	3.2%
Asset Backed Obligations	2.9%
Transportation	1.0%
Building and Development (including Steel/Metals)	0.8%
Technology	0.8%
Healthcare	0.8%
Automotive	0.7%
Energy	0.5%
Mining	0.4%
Diversified Manufacturing	0.4%
Pharmaceuticals	0.4%
Real Estate	0.4%
Insurance	0.4%
Finance	0.3%
Commercial Services	0.2%
Media	0.2%
Environmental Control	0.2%
Industrial Equipment	0.2%
Food Products	0.2%
Aerospace & Defense	0.2%
Utilities	0.1%
Beverage and Tobacco	0.1%
Other Assets and Liabilities	(19.7)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

†	Perpetual Maturity

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

‡	All or a portion of this security has been pledged as collateral.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	89

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2020

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/30/2020	500,000	EUR	$(103,222)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	03/31/2021	1,500,000	EUR	(216,844)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	09/30/2020	10,500,000	EUR	(1,982,016)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	01/29/2021	11,500,000	EUR	(2,650,517)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	06/30/2020	20,000,000	EUR	(2,690,873)

								$(7,643,472)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
06/19/2020	Barclays Capital, Inc.	10,900,000	EUR	$12,058,722	12,172,030	USD	$12,172,030	$113,308
06/19/2020	Barclays Capital, Inc.	1,915,953	USD	1,915,953	1,700,000	EUR	1,880,718	(35,235)
06/19/2020	JP Morgan Securities LLC	3,700,000	EUR	4,093,328	4,026,963	USD	4,026,963	(66,365)
06/19/2020	JP Morgan Securities LLC	12,115,415	USD	12,115,415	10,800,000	EUR	11,948,092	(167,323)
06/19/2020	Goldman Sachs	51,903,787	USD	51,903,787	46,100,000	EUR	51,000,653	(903,134)

				$82,087,205			$81,028,456	$(1,058,749)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Floating Rate Fund (Class I)	$5,908,672	$—	$(3,200,000)	281,035	$2,371,933	$(257,236)	$178,949	$(79,503)

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.9%

	AASET Ltd.,
584,234	Series 2018-1A-A	3.84%	^	01/16/2038	477,819

	Castlelake Aircraft Securitization Trust,
867,960	Series 2019-1A-A	3.97%	^	04/15/2039	615,547

	Consumer Loan Underlying Bond Credit Trust,
211,609	Series 2018-P1-A	3.39%	^	07/15/2025	209,885
346,691	Series 2019-P2-A	2.47%	^	10/15/2026	327,190

	CPS Auto Receivables Trust,
371,573	Series 2019-B-A	2.89%	^	05/16/2022	370,180

	DRB Prime Student Loan Trust,
370,163	Series 2015-D-A2	3.20%	^	01/25/2040	376,174

	Foundation Finance Trust,
341,542	Series 2019-1A-A	3.86%	^	11/15/2034	326,994

	GAIA Aviation Ltd.,
428,262	Series 2019-1-A	3.97%	^§	12/15/2044	287,964

	Kabbage Funding LLC,
500,000	Series 2019-1-A	3.83%	^	03/15/2024	487,323

	Marlette Funding Trust,
397,178	Series 2019-4A-A	2.39%	^	12/17/2029	383,764

	Oxford Finance Funding LLC,
500,000	Series 2020-1A-A2	3.10%	^	02/15/2028	482,819

	Prosper Marketplace Issuance Trust,
361,957	Series 2019-4A-A	2.48%	^	02/17/2026	344,485

	SoFi Consumer Loan Program Trust,
443,431	Series 2019-1-A	3.24%	^	02/25/2028	430,371

	Stack Infrastructure Issuer LLC,
247,292	Series 2019-1A-A2	4.54%	^	02/25/2044	248,433

	START Ireland,
464,286	Series 2019-1-A	4.09%	^	03/15/2044	316,559

	Textainer Marine Containers Ltd.,
695,000	Series 2019-1A-A	3.96%	^	04/20/2044	654,647

	Upgrade Receivables Trust,
220,632	Series 2019-1A-A	3.48%	^	03/15/2025	218,958

	Upstart Securitization Trust,
524,094	Series 2019-2-A	2.90%	^	09/20/2029	486,556
750,000	Series 2020-1-A	2.32%	^	04/22/2030	708,531

	Total Asset Backed Obligations (Cost $8,628,494)				7,754,199

BANK LOANS 2.5%

	Access CIG LLC,
24,873	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.53%		02/27/2025	20,489

	Air Methods Corporation,
34,910	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		04/22/2024	24,941

	Aldevron LLC,
60,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		10/13/2026	56,700

	AlixPartners LLP,
109,436	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.50%		04/04/2024	105,332

	Allied Universal Holdco LLC,
49,886	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	46,394

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Almonde, Inc.,
10,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%	06/16/2025	7,680

	American Airlines, Inc.,
109,214	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.70%	12/15/2023	88,409

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
13,252	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%	09/02/2024	8,945
1,673	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%	09/02/2024	1,129

	Avaya, Inc.,
20,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%	12/16/2024	17,250

	Blackhawk Network Holdings, Inc.,
63,606	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%	06/16/2025	52,657

	Blackstone CQP Holdco LP,
44,887	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.62%	09/30/2024	35,842

	Brand Energy & Infrastructure Services, Inc.,
	Senior Secured First Lien Term Loan
6,896	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.64%	06/21/2024	5,593
115	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%	06/21/2024	93
7,951	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%	06/21/2024	6,449

	Buckeye Partners LP,
40,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.77%	11/02/2026	37,020

	Calpine Corporation,
402	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.24%	04/06/2026	385

	Cengage Learning, Inc.,
24,871	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/07/2023	20,394

	Charter NEX US, Inc.,
30,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	05/16/2024	26,450

	Clear Channel Outdoor Holdings, Inc.,
4,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	08/21/2026	4,229

	ClubCorporationHoldings, Inc.,
19,949	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.20%	09/18/2024	12,777

	CSC Holdings LLC,
103,944	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.11%	04/15/2027	100,652

	Cvent, Inc.,
59,847	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	11/29/2024	43,589

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	91

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deerfield Holdings Corporation,
45,000	Senior Secured First Lien Term Loan	4.75%	±	02/25/2027	38,700
24,873	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/13/2025	24,562

	Diamond B.V.,
19,898	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		09/06/2024	15,189

	EG America LLC,
14,619	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	10,876

	Envision Healthcare Corporation,
24,937	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		10/10/2025	13,362

	Equinox Holdings, Inc.,
29,760	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	22,106

	Filtration Group Corporation,
108,416	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		03/31/2025	95,813

	Flex Acquisition Company Inc,
45,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.43%		12/29/2023	41,400

	Flexential Intermediate Corporation,
14,962	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	10,754

	Froneri US, Inc.,
35,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		01/29/2027	33,600

	Genesee & Wyoming, Inc.,
40,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		12/30/2026	38,600

	Getty Images, Inc.,
19,736	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%		02/19/2026	16,035

	Golden Nugget, Inc.,
	Senior Secured First Lien Term Loan
70,871	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.10%		10/04/2023	55,634
60,493	(3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	47,487

	GrafTech Finance, Inc.,
26,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	23,395

	H-Food Holdings, LLC,
29,886	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.68%		05/23/2025	25,353

	Hyland Software, Inc.,
89,495	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.85%		07/01/2024	84,014

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Intelsat Jackson Holdings S.A.,
45,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.68%		11/27/2023	41,709

	ION Trading Technologies SARL,
9,949	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	8,291

	IRB Holding Corporation,
	Senior Secured First Lien Term Loan
154	(3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	121
59,238	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	46,382

	Kestrel Bidco, Inc.,
49,875	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	39,235

	Klockner-Pentaplast of America, Inc.,
14,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	10,594

	Kronos Acquisition Holdings, Inc.,
30,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/15/2023	27,138

	Mavis Tire Express Services Corporation,
19,909	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		03/20/2025	16,151

	Mister Car Wash Holdings, Inc.,
477	Senior Secured First Lien Term Loan	5.19%	±	05/14/2026	401
39,422	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.86%		05/14/2026	33,087

	MLN US HoldCo LLC,
14,849	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	10,617

	Panther BF Aggregator LP,
24,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%		04/30/2026	22,885

	Parexel International Corporation,
60,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		09/27/2024	51,825

	RegionalCare Hospital Partners Holdings, Inc.,
7,577	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%		11/14/2025	7,075

	RPI Intermediate Finance Trust,
29,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	27,811
29,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	27,980

	Sedgwick Claims Management Services, Inc.,
59,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		09/03/2026	54,377

	Solenis International LP, Senior
45,000	Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%		06/26/2025	36,300

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sophia LP,
99,798	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%	09/30/2022	95,806

	Sotera Health Holdings LLC,
60,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	12/11/2026	53,006

	Surf Holdings LLC,
60,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	03/05/2027	53,850

	Team Health Holdings, Inc.,
14,961	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/06/2024	9,650

	TIBCO Software Inc,
24,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	06/30/2026	23,726

	Titan Acquisition Ltd.,
24,936	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.45%	03/28/2025	20,752

	TKC Holdings, Inc.,
64,831	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	02/01/2023	52,983

	Trans Union LLC,
102,860	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	11/13/2026	99,157

	TransDigm, Inc.,
106,147	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	12/09/2025	97,832

	Travelport Finance SARL,
19,900	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%	05/29/2026	13,054

	United Natural Foods, Inc.,
14,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	10/22/2025	12,961

	Vertafore, Inc.,
34,761	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	07/02/2025	31,010

	Vistra Operations Company LLC,
3,185	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.55%	12/31/2025	3,043

	Web.Com Group, Inc.,
25,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.95%	10/10/2025	20,750

	WP CPP Holdings LLC,
	Senior Secured First Lien Term Loan
144	(1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.36%	04/30/2025	110
59,704	(3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.53%	04/30/2025	45,525

	Total Bank Loans (Cost $2,763,067)			2,415,473

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 13.2%

	CarVal Ltd.,
500,000	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.17%	^	07/20/2032	455,769

	CBAM Ltd.,
500,000	Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	3.87%	^	04/20/2032	444,934

	Cedar Funding Ltd.,
450,000	Series 2017-8A-A1 (3 Month LIBOR USD + 1.25%)	3.09%	^	10/17/2030	430,102

	CFIP Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	3.16%	^	04/20/2029	955,839

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2017-1A-A1B (3 Month LIBOR USD + 1.28%)	3.07%	^	06/25/2029	937,202

	KVK Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	2.74%	^	01/14/2028	976,665

	LCM LP,
500,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.07%	^	07/15/2027	490,081

	Marble Point Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 13.00%, 1.30% Floor)	2.20%	^	04/20/2033	455,879

	Midocean Credit Partners,
1,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	2.84%	^	02/20/2031	923,948

	MP Ltd.,
1,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.07%	^	07/25/2029	967,736

	OFSI Fund Ltd.,
259,913	Series 2014-7A-AR (3 Month LIBOR USD + 0.90%)	2.72%	^	10/18/2026	259,779
1,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98%	^	07/15/2031	946,198

	Shackleton Ltd.,
775,000	Series 2015-7RA-A1 (3 Month LIBOR USD + 1.17%)	3.00%	^	07/15/2031	715,494

	Steele Creek Ltd.,
400,000	Series 2017-1A-A (3 Month LIBOR USD + 12.50%)	3.08%	^	01/15/2030	380,657
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.03%	^	04/15/2032	792,961

	Wellfleet Ltd.,
500,000	Series 2020-1A-A1A (3 Month LIBOR USD + 13.10%, 1.31% Floor)	0.01%	^	04/15/2033	462,766

	Wind River Ltd.,
1,000,000	Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	3.05%	^	10/18/2030	930,901

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	93

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.97%	^	01/15/2031	944,061
500,000	Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	3.93%	^	04/15/2031	436,390

	Total Collateralized Loan Obligations (Cost $13,716,236)				12,907,362

FOREIGN CORPORATE BONDS 5.0%
200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	184,996
200,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	157,625
25,000	AstraZeneca PLC	2.38%		06/12/2022	25,206
225,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	199,697
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	200,343
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	143,625
200,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	182,360
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	183,708
200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	178,749
200,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	198,802
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	1.49%		06/08/2020	199,661
114,061	ENA Norte Trust	4.95%		04/25/2023	113,919
150,000	Freeport-McMoRan, Inc.	3.55%		03/01/2022	144,699
200,000	GrupoSura Finance S.A.	5.70%		05/18/2021	200,942
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	207,534
53,325	Interoceanica Finance Ltd.	0.00%		11/30/2025	48,393
175,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	174,011
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	203,400
200,000	MARB BondCo PLC	7.00%		03/15/2024	179,749
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	191,740
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	195,678
126,824	Panama Metro Line SP	0.00%		12/05/2022	117,748
340,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	337,468
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	169,675
200,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	1.36%		01/27/2023	187,421
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	197,218
200,000	UPL Corporation	3.25%		10/13/2021	184,995
200,000	VTR Finance B.V.	6.88%		01/15/2024	187,000

	Total Foreign Corporate Bonds (Cost $5,176,830)				4,896,362

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.3%
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	257,621

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $257,551)				257,621

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.9%

	Atrium Hotel Portfolio Trust,
1,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10%	^	06/15/2035	755,562

	BBCMS Mortgage Trust,
264,000	Series 2015-MSQ-D	3.99%	#^	09/15/2032	254,251
1,000,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	3.10%	^	07/15/2037	924,105
186,000	Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55%	^	11/25/2034	179,370

	BFLD,
265,000	Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	3.24%	^	10/15/2034	159,000

	BHP Trust,
261,000	Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	2.48%	^	08/15/2036	218,925

	BX Commercial Mortgage Trust,
680,540	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.68%	^	09/15/2037	497,309
250,000	Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	04/15/2034	224,131

	BX Trust,
162,000	Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60%	^	08/15/2036	156,853

	BXP Trust,
750,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70%	^	11/15/2034	632,178

	Carbon Capital Commercial Mortgage Trust,
244,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55%	^	10/15/2035	211,438

	CHT Mortgage Trust,
750,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70%	^	11/15/2036	596,842

	CLNC Ltd.,
277,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.65%	^	08/20/2035	201,546

	CSAIL Commercial Mortgage Trust,
202,000	Series 2020-C19-C	3.73%		03/15/2053	102,081

	DBGS Mortgage Trust,
550,000	Series 2018-5BP-D (1 Month LIBOR USD + 1.35%, 1.35% Floor)	2.05%	^	06/15/2033	518,580

	Fontainebleau Miami Beach Trust,
281,000	Series 2019-FBLU-G	4.10%	#^	12/10/2036	180,966

	GPMT Ltd.,
234,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.65%	^	02/22/2036	196,877

	Great Wolf Trust,
826,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84%	^	12/15/2036	560,795

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greystone Commercial Real Estate Notes,
256,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	3.10%	^	09/15/2037	189,767

	GS Mortgage Securities Trust,
187,000	Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.30%	^	08/15/2032	152,103

	GSCG Trust,
261,000	Series 2019-600C-E	4.12%	#^	09/06/2034	213,561

	Hilton USA Trust,
600,000	Series 2016-SFP-E	5.52%	^	11/05/2035	547,608

	HPLY Trust,
218,053	Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85%	^	11/15/2036	130,628

	JP Morgan Chase Commercial Mortgage Securities Corporation,
279,000	Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.16%	^	11/15/2035	234,521

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.66%	#^	02/15/2046	979,398
201,000	Series 2020-NNN-EFX	3.97%	^	01/16/2037	168,499

	JPMBB Commercial Mortgage Securities Trust,
700,000	Series 2014-C23-D	3.97%	#^	09/15/2047	581,271

	LCCM Mortgage Trust,
750,000	Series 2014-909-E	3.90%	#^	05/15/2031	710,107

	MKT Mortgage Trust,
300,000	Series 2020-525M-F	2.94%	#^	02/12/2040	160,824

	Morgan Stanley Capital Trust,
750,000	Series 2014-150E-F	4.30%	#^	09/09/2032	662,341

	TRTX Issuer Ltd.,
277,000	Series 2019-FL3-D (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.25%	^	09/15/2034	203,101

	Wells Fargo Commercial Mortgage Trust,
202,000	Series 2016-C33-D	3.12%	^	03/15/2059	149,290

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $14,044,413)				11,653,828

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.0%

	Ajax Mortgage Loan Trust,
1,376,995	Series 2018-E-A	4.38%	#^	06/25/2058	1,390,014

	Bellemeade Ltd.,
177,451	Series 2017-1-M1 (1 Month LIBOR USD + 1.70%)	2.65%	^	10/25/2027	177,265

	Bunker Hill Loan Depositary Trust,
524,011	Series 2019-1-A1	3.61%	^§	10/26/2048	516,107

	Citigroup Mortgage Loan Trust,
1,972,727	Series 2019-B-A1	3.26%	#^	04/25/2066	1,958,827

	HMIR,
539,224	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	2.60%	^	05/25/2029	537,234

	Pretium Mortgage Credit Partners LLC,
762,037	Series 2019-1A-A1	4.50%	^§	01/25/2024	773,964
1,237,781	Series 2019-NPL2-A1	3.84%	^§	12/25/2058	1,074,731
1,353,941	Series 2020-NPL1-A1	2.86%	^§	05/27/2059	1,023,501

	PRPM LLC,
596,651	Series 2019-3A-A1	3.35%	^§	07/25/2024	592,930

	Velocity Commercial Capital Loan Trust,
977,629	Series 2019-3-M3	3.38%	#^	10/25/2049	761,179

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vericrest Opportunity Loan Trust,
1,137,003	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	1,008,308

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,662,157)				9,814,060

US CORPORATE BONDS 6.1%
105,000	AbbVie, Inc.	2.30%	^	11/21/2022	105,050
115,000	Air Lease Corporation	2.50%		03/01/2021	105,801
210,000	Analog Devices, Inc.	2.95%		01/12/2021	210,332
185,000	Anthem, Inc.	2.50%		11/21/2020	184,362
50,000	Anthem, Inc.	3.30%		01/15/2023	50,751
255,000	BAT Capital Corporation	2.76%		08/15/2022	251,460
215,000	Bristol-Myers Squibb Company	2.60%	^	05/16/2022	219,561
95,000	Capital One Financial Corporation	2.40%		10/30/2020	94,813
120,000	Capital One Financial Corporation	3.20%		01/30/2023	118,763
305,000	Cardinal Health, Inc.	2.62%		06/15/2022	306,566
225,000	Carrier Global Corporation	1.92%	^	02/15/2023	221,954
205,000	Cigna Corporation	3.40%		09/17/2021	208,224
221,000	Cintas Corporation	2.90%		04/01/2022	221,165
335,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	2.60%		06/01/2024	312,447
250,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	243,757
190,000	Delta Air Lines, Inc.	3.40%		04/19/2021	173,127
125,000	DTE Energy Company	2.25%		11/01/2022	123,884
205,000	eBay, Inc.	2.75%		01/30/2023	201,310
165,000	General Electric Company	2.70%		10/09/2022	162,507
220,000	Hyundai Capital America	2.85%	^	11/01/2022	215,064
155,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	2.57%		12/29/2021	155,143
215,000	Microchip Technology, Inc.	3.92%		06/01/2021	209,641
185,000	Mondelez International, Inc.	3.00%		05/07/2020	183,154
10,000	Mondelez International, Inc.	3.63%		05/07/2023	10,506
205,000	Omnicom Capital, Inc.	3.63%		05/01/2022	208,576
55,000	ORACLE Corporation	2.50%		04/01/2025	56,213
165,000	PayPal Holdings, Inc.	2.20%		09/26/2022	164,412
205,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	191,684
115,000	Prudential Financial, Inc.	4.50%		11/16/2021	116,080
55,000	Prudential Financial, Inc.	3.50%		05/15/2024	57,315
190,000	Republic Services, Inc.	2.50%		08/15/2024	191,682
40,000	Reynolds American, Inc.	4.00%		06/12/2022	40,543
150,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	142,226
175,000	Simon Property Group LP	2.00%		09/13/2024	168,270
195,000	Union Pacific Corporation	3.20%		06/08/2021	196,938
220,000	Welltower, Inc.	3.63%		03/15/2024	216,351

	Total US Corporate Bonds (Cost $6,142,108)				6,039,632

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 9.6%

	Federal Home Loan Mortgage Corporation,
927,112	Pool SB8011	3.00%		10/01/2034	972,803
2,182,134	Series 3316-FA (1 Month LIBOR USD + 0.27%, 0.27% Floor, 7.00% Cap)	0.97%		05/15/2037	2,152,917

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	95

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
1,400,000	Pool BP0662	2.00%		03/01/2035	1,440,829
2,894,212	Series 2011-93-GF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		04/25/2039	2,874,831
1,977,788	Series 2014-73-AF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.40%		11/25/2044	1,967,438

	Total US Government and Agency Mortgage Backed Obligations (Cost $9,393,146)				9,408,818

US GOVERNMENT AND AGENCY OBLIGATIONS 39.6%
1,625,000	United States Treasury Notes	1.38%	‡	09/15/2020	1,634,331
3,175,000	United States Treasury Notes	2.88%	‡	10/31/2020	3,225,539
3,715,000	United States Treasury Notes	2.75%	‡	11/30/2020	3,779,505
3,675,000	United States Treasury Notes	2.75%	‡	09/15/2021	3,810,085
4,255,000	United States Treasury Notes	1.50%	‡	10/31/2021	4,341,513
12,000,000	United States Treasury Notes	0.38%		03/31/2022	12,033,047
4,440,000	United States Treasury Notes	1.63%	‡	04/30/2023	4,622,456
5,080,000	United States Treasury Notes	2.25%	‡	12/31/2023	5,445,522

	Total US Government and Agency Obligations (Cost $38,180,609)				38,891,998

SHORT TERM INVESTMENTS 14.3%
4,680,230	First American Government Obligations Fund - Class U	0.47%	♦		4,680,230
4,680,231	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		4,680,231
4,680,230	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		4,680,230

	Total Short Term Investments (Cost $14,040,691)				14,040,691

	Total Investments 120.4% (Cost $123,005,302)				118,080,044
	Liabilities in Excess of Other Assets (20.4)%				(19,982,198)

	NET ASSETS 100.0%				$98,097,846

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	39.6%
Short Term Investments	14.3%
Collateralized Loan Obligations	13.2%
Non-Agency Commercial Mortgage Backed Obligations	11.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.0%
US Government and Agency Mortgage Backed Obligations	9.6%
Asset Backed Obligations	7.9%
US Corporate Bonds	6.1%
Foreign Corporate Bonds	5.0%
Bank Loans	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Other Assets and Liabilities	(20.4)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	39.6%
Short Term Investments	14.3%
Collateralized Loan Obligations	13.2%
Non-Agency Commercial Mortgage Backed Obligations	11.9%
Non-Agency Residential Collateralized Mortgage Obligations	10.0%
US Government and Agency Mortgage Backed Obligations	9.6%
Asset Backed Obligations	7.9%
Banking	2.3%
Transportation	1.4%
Healthcare	1.1%
Technology	0.7%
Aerospace & Defense	0.6%
Finance	0.5%
Telecommunications	0.5%
Automotive	0.5%
Chemicals/Plastics	0.5%
Business Equipment and Services	0.4%
Insurance	0.4%
Electronics/Electric	0.4%
Real Estate	0.4%
Diversified Manufacturing	0.4%
Building and Development (including Steel/Metals)	0.4%
Energy	0.3%
Pharmaceuticals	0.3%
Media	0.3%
Industrial Equipment	0.3%
Beverage and Tobacco	0.3%
Utilities	0.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Food Products	0.2%
Commercial Services	0.2%
Environmental Control	0.2%
Consumer Products	0.2%
Food Service	0.1%
Mining	0.1%
Hotels/Motels/Inns and Casinos	0.1%
Containers and Glass Products	0.1%
Financial Intermediaries	0.1%
Retailers (other than Food/Drug)	0.0%	~
Leisure	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(20.4)%

	100.0%

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

‡	All or a portion of this security has been pledged as collateral.

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Colony Real Estate and Income Fund‘s investments in affiliated mutual funds for the year ended March 31, 2020 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at March 31, 2020	Value at March 31, 2020	Change in Unrealized for the Year Ended March 31, 2020	Dividend Income Earned in the Year Ended March 31, 2020	Net Realized Gain (Loss) in the Year Ended March 31, 2020
DoubleLine Floating Rate Fund (Class I)	$9,516,745	$—	$(9,556,192)	—	$—	$(16,745)	$86,733	$56,192

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Colony Capital Fundamental US Real Estate Index Excess Return	BNP Paribas	Long	0.45%	Termination	04/14/2021	18,000,000	$—
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	04/16/2020	21,000,000	(239,431)
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	03/18/2021	14,000,000	(2,837,162)
Colony Capital Fundamental US Real Estate Index Excess Return	BNP Paribas	Long	0.45%	Termination	03/24/2021	18,000,000	(2,977,424)
Colony Capital Fundamental US Real Estate Index Excess Return	Barclays Capital, Inc.	Long	0.45%	Termination	02/04/2021	12,000,000	(2,982,207)
Colony Capital Fundamental US Real Estate Index Excess Return	BNP Paribas	Long	0.45%	Termination	01/20/2021	18,000,000	(3,833,754)
Colony Capital Fundamental US Real Estate Index Excess Return	BNP Paribas	Long	0.45%	Termination	02/10/2021	18,000,000	(4,473,311)

							$(17,343,289)

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of March 31, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	97

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	March 31, 2020

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
FOREIGN CORPORATE BONDS 5.7%

COLOMBIA 2.2%
320,000,000	COP	Emgesa S.A.	8.75%	01/25/2021	80,059
500,000,000	COP	Empresas Publicas de Medellin ESP	8.38%^	11/08/2027	112,632

					192,691

MEXICO 2.3%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%	12/05/2022	80,516
2,800,000	MXN	International Finance Corporation	8.50%	11/23/2020	119,383

					199,899

PERU 1.2%
44,000	PEN	Banco de Credito del Peru	4.85%	10/30/2020	12,891
325,000	PEN	Banco de Credito del Peru	4.65%^	09/17/2024	95,879

					108,770

		Total Foreign Corporate Bonds (Cost $626,156)			501,360

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 83.3%

BRAZIL 7.5%
1,000	BRL	Nota Do Tesouro Nacional	10.00%	01/01/2025	217,691
2,000	BRL	Nota Do Tesouro Nacional	10.00%	01/01/2029	439,109

					656,800

CHILE 4.3%
160,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.00%^	03/01/2023	199,921
140,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%	03/01/2026	178,973

					378,894

COLOMBIA 4.0%
725,000,000	COP	Colombian TES	6.25%	11/26/2025	173,115
700,000,000	COP	Colombian TES	7.50%	08/26/2026	176,551

					349,666

CZECH REPUBLIC 4.4%
9,840,000	CZK	Czech Republic Government Bond	0.45%	10/25/2023	387,160

					387,160

HUNGARY 4.4%
119,000,000	HUF	Hungary Government Bond	3.00%	06/26/2024	387,237

					387,237

INDONESIA 8.3%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%	05/15/2028	351,228
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%	03/15/2034	376,215

					727,443

ISRAEL 4.2%
1,230,000	ILS	Israel Government Bond	1.75%	08/31/2025	365,925

					365,925

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
MALAYSIA 5.0%
1,875,000	MYR	Malaysia Government Bond	3.50%	05/31/2027	440,538

					440,538

MEXICO 4.8%
57,100	MXN	Mexican Bonos	8.00%	06/11/2020	241,379
20,000	MXN	Mexican Bonos	6.50%	06/10/2021	84,425
23,000	MXN	Mexican Bonos	6.50%	06/09/2022	97,239

					423,043

PERU 4.0%
560,000	PEN	Peru Government Bond	6.15%^	08/12/2032	175,616
580,000	PEN	Peru Government Bond	5.40%^	08/12/2034	168,983

					344,599

PHILIPPINES 5.2%
18,000,000	PHP	Philippine Government Bond	4.95%	01/15/2021	351,274
4,500,000	PHP	Philippine Government Bond	6.88%	01/10/2029	101,521

					452,795

POLAND 7.2%
1,065,000	PLN	Republic of Poland Government Bond	2.25%	04/25/2022	264,670
1,364,000	PLN	Republic of Poland Government Bond	3.25%	07/25/2025	363,129

					627,799

ROMANIA 3.2%
1,160,000	RON	Romania Government Bond	5.85%	04/26/2023	280,231

					280,231

RUSSIA 4.1%
12,000,000	RUB	Russian Federal Bond	6.90%	05/23/2029	155,844
15,000,000	RUB	Russian Federal Bond	7.65%	04/10/2030	204,632

					360,476

SINGAPORE 2.8%
332,000	SGD	Singapore Government Bond	2.00%	02/01/2024	243,064

					243,064

SOUTH AFRICA 4.7%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%	02/28/2023	233,511
3,780,000	ZAR	Republic of South Africa Government Bond	8.00%	01/31/2030	173,525

					407,036

THAILAND 5.2%
7,170,000	THB	Thailand Government Bond	3.63%	06/16/2023	236,879
6,150,000	THB	Thailand Government Bond	3.85%	12/12/2025	215,229

					452,108

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,413,674)			7,284,814

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 8.6%
250,302	BlackRock Liquidity Funds FedFund - Institutional Shares	0.33%	♦		250,302
250,301	Fidelity Institutional Money Market Government Portfolio - Class I	0.31%	♦		250,301
250,301	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		250,301

	Total Short Term Investments (Cost $750,904)				750,904

	Total Investments 97.6% (Cost $9,790,734)				8,537,078
	Other Assets in Excess of Liabilities 2.4%				213,917

	NET ASSETS 100.0%				$8,750,995

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	83.3%
Short Term Investments	8.6%
Foreign Corporate Bonds	5.7%
Other Assets and Liabilities	2.4%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	8.6%
Indonesia	8.3%
Brazil	7.5%
Poland	7.2%
Mexico	7.1%
Colombia	6.2%
Peru	5.2%
Philippines	5.2%
Thailand	5.2%
Malaysia	5.0%
South Africa	4.7%
Hungary	4.4%
Czech Republic	4.4%
Chile	4.3%
Israel	4.2%
Russia	4.1%
Romania	3.2%
Singapore	2.8%
Other Assets and Liabilities	2.4%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2020, the value of these securities amounted to $753,031 or 8.6% of net assets.

♦	Seven-day yield as of March 31, 2020

Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	99

Schedule of Investments DoubleLine Income Fund	March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 14.5%

	AASET Ltd.,
1,417,142	Series 2019-2-C	6.41%	^	10/16/2039	1,020,426

	GAIA Aviation Ltd.,
1,279,791	Series 2019-1-C	7.00%	^§	12/15/2044	830,444

	Pioneer Aircraft Finance Ltd.,
904,762	Series 2019-1-C	6.90%	^	06/15/2044	612,344

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	6.11%	^@	02/25/2042	1,191,891
5,930	Series 2018-A-R2	6.11%	^@	02/25/2042	353,396

	START Ireland,
1,519,948	Series 2019-1-C	6.41%	^	03/15/2044	1,007,175

	Start Ltd.,
1,446,000	Series 2019-2-C	6.66%	^	11/15/2044	929,338

	Sunnova Helios Issuer LLC,
1,778,428	Series 2019-AA-B	4.49%	^	06/20/2046	1,577,141

	Tesla Auto Lease Trust,
1,500,000	Series 2019-A-E	5.48%	^	05/22/2023	1,500,031

	Wave LLC,
1,875,000	Series 2019-1-C	6.41%	^	09/15/2044	1,165,526

	Total Asset Backed Obligations (Cost $13,460,181)				10,187,712

COLLATERALIZED LOAN OBLIGATIONS 13.0%

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-D (3 Month LIBOR USD + 4.51%)	6.33%	^	10/20/2028	1,613,246

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	4.72%	^	07/21/2030	753,540

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.57%	^	07/18/2031	1,470,917

	Magnetite Ltd.,
500,000	Series 2019-23A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	5.47%	^	10/25/2032	381,555

	OHA Credit Funding Ltd.,
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	5.69%	^	10/22/2032	781,728

	Trimaran CAVU LLC,
1,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.02%	^	07/20/2032	920,058
3,500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	6.63%	^	11/26/2032	3,205,165

	Total Collateralized Loan Obligations (Cost $10,802,972)				9,126,209

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 30.5%

	Banc of America Commercial Mortgage Trust,
243,008	Series 2007-4-G	5.86%	#^	02/10/2051	248,935

	Bancorp Commercial Mortgage Trust,
1,500,000	Series 2019-CRE5-E (1 Month LIBOR USD + 3.75%, 3.75% Floor)	4.45%	^	03/15/2036	1,351,279

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bancorp Commercial Mortgage Trust, (Cont.)
1,000,000	Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55%	^	09/15/2036	837,459

	BANK,
13,409,430	Series 2019-BN19-XFG	1.03%	#^ I/O	08/15/2061	1,055,830

	Barclays Commercial Mortgage Securities LLC,
1,000,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20%	^	08/15/2036	616,296

	Citigroup Commercial Mortgage Trust,
1,500,000	Series 2017-P7-D	3.25%	^	04/14/2050	1,059,849

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.65%	^	08/20/2035	727,604

	Commercial Mortgage Trust,
17,739,000	Series 2014-CR20-XF	1.29%	#^ I/O	11/10/2047	933,125

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.15%	^	06/15/2033	64,752

	Fontainebleau Miami Beach Trust,
1,500,000	Series 2019-FBLU-H	4.10%	#^	12/10/2036	897,916

	Great Wolf Trust,
1,500,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84%	^	12/15/2036	1,018,393

	GS Mortgage Securities Trust,
1,500,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	1,133,806
1,500,000	Series 2015-GC32-D	3.35%		07/10/2048	1,181,415
1,500,000	Series 2015-GC34-D	2.98%		10/10/2048	1,046,053
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.80%	^	08/15/2032	798,355

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2019-UES-G	4.45%	#^	05/05/2032	699,695

	JPMBB Commercial Mortgage Securities Trust,
1,500,000	Series 2014-C23-E	3.36%	#^Þ	09/15/2047	1,074,676

	JPMCC Commercial Mortgage Securities Trust,
2,000,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	3.70%	^	07/15/2036	1,239,429

	Morgan Stanley Capital Trust,
1,000,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05%	^	11/15/2034	538,488

	MRCD Mortgage Trust,
1,643,000	Series 2019-PARK-G	2.72%	^	12/15/2036	1,364,769

	Tharaldson Hotel Portfolio Trust,
405,040	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.19%	^	11/11/2034	342,614
810,080	Series 2018-THL-F (1 Month LIBOR USD + 3.95%, 4.04% Floor)	4.96%	^	11/11/2034	675,783

	UBS Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.10%	#^	03/10/2046	1,349,339
1,500,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.54%	^	02/15/2032	1,170,609

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $27,459,046)				21,426,469

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 23.5%

	CitiMortgage Alternative Loan Trust,
2,598,956	Series 2007-A3-1A1 (4.00% Floor, 6.00% Cap)	6.00%		03/25/2037	2,489,603

	Connecticut Avenue Securities Trust,
1,500,000	Series 2019-R06-2M2 (1 Month LIBOR USD + 2.10%)	3.05%	^	09/25/2039	1,179,469
2,500,000	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%)	3.00%	^	01/25/2040	1,521,591

	FMC GMSR Issuer Trust,
2,500,000	Series 2019-GT2-B	4.72%	#^	09/25/2024	1,444,011

	Legacy Mortgage Asset Trust,
2,500,000	Series 2018-SL1-M	4.50%	#^	02/25/2058	2,416,732
2,500,000	Series 2019-GS6-A2	4.45%	^§	06/25/2059	1,791,485

	Mello Warehouse Securitization Trust,
2,000,000	Series 2019-2-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	4.20%	^	11/25/2052	1,921,461

	Pretium Mortgage Credit Partners LLC,
2,500,000	Series 2019-NPL3-A2	4.58%	^§	07/27/2059	1,743,076

	VOLT LLC,
2,500,000	Series 2017-NP11-A2	4.63%	^§	10/25/2047	1,948,432

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $21,142,670)				16,455,860

US GOVERNMENT AND AGENCY OBLIGATIONS 8.2%
1,400,000	United States Treasury Notes	2.25%		03/31/2026	1,545,578
3,900,000	United States Treasury Notes	1.63%		08/15/2029	4,235,613

	Total US Government and Agency Obligations (Cost $5,398,519)				5,781,191

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 10.3%
2,405,932	First American Government Obligations Fund - Class U	0.47%	♦		2,405,932
2,405,932	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		2,405,932
2,405,932	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		2,405,932

	Total Short Term Investments (Cost $7,217,796)				7,217,796

	Total Investments 100.0% (Cost $85,481,184)				70,195,237
	Liabilities in Excess of Other Assets (0.0)%				(22,897)

	NET ASSETS 100.0%				$70,172,340

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	30.5%
Non-Agency Residential Collateralized Mortgage Obligations	23.5%
Asset Backed Obligations	14.5%
Collateralized Loan Obligations	13.0%
Short Term Investments	10.3%
US Government and Agency Obligations	8.2%
Other Assets and Liabilities	(0.0)%	~

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

I/O	Interest only security

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2020

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2020.

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	101

Statements of Assets and Liabilities	March 31, 2020

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$50,487,276,501	$9,791,556,269	$796,626,968	$16,181,888	$6,473,598,398	$185,770,524
Investments in Affiliated Mutual Funds, at Value *	56,624,814	1,431,115,712	—	8,525,241	46,800,000	—
Short Term Investments, at Value*	563,956,900	260,730,396	47,713,735	11,260,339	208,714,230	4,639
Foreign Currency, at Value *	—	—	—	—	—	—
Receivable for Fund Shares Sold	198,016,749	33,201,928	1,814,227	98,442	20,493,399	2,772,167
Interest and Dividends Receivable	165,190,686	63,965,831	14,721,614	124,342	32,980,134	1,248,701
Deposit at Broker for Futures	46,212,500	—	—	982,545	—	—
Prepaid Expenses and Other Assets	619,546	81,743	70,793	29,080	152,611	34,123
Receivable for Investments Sold	—	102,172,192	23,737,178	—	45,830,740	27,128,018
Cash	—	536,439	—	—	221,594	274,272
Cash Collateral for Swaps	—	—	—	1,520,000	—	—
Net Unrealized Appreciation on Swaps	—	—	—	47,319	—	—
Due from Broker	—	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	51,517,897,696	11,683,360,510	884,684,515	38,769,196	6,828,791,106	217,232,444

LIABILITIES
Payable for Fund Shares Redeemed	173,224,299	21,024,963	3,145,314	329,955	34,828,199	779,045
Distribution Payable	34,675,773	11,267,818	1,697,490	262,881	4,205,246	545,337
Payable for Investments Purchased	28,178,635	100,969,122	164,410	—	5,197,191	6,810,562
Investment Advisory Fees Payable	18,529,225	3,572,579	686,896	17,338	2,262,541	97,717
Variation Margin Payable	8,839,844	—	—	95,623	—	—
Sub-Transfer Agent Expenses Payable	4,209,383	572,117	290,577	5,963	245,129	80,141
Distribution Fees Payable	2,447,670	261,751	43,434	7,374	825,028	11,340
Administration, Fund Accounting and Custodian Fees Payable	1,769,768	481,815	49,909	11,775	281,132	50,511
Accrued Expenses	1,580,225	335,974	96,870	20,255	153,450	57,026
Transfer Agent Expenses Payable	1,160,033	270,051	31,556	4,360	151,614	8,947
Trustees Fees Payable (See Note 8)	993,714	175,710	20,656	4,453	97,951	10,374
Professional Fees Payable	366,274	138,029	82,917	65,727	63,056	55,172
Net Unrealized Depreciation on Swaps	—	—	—	1,657,056	—	—
Loans Payable (See Note 12)	—	—	—	—	—	6,189,000
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due to Broker	—	—	—	—	—	—
Total Liabilities	275,974,843	139,069,929	6,310,029	2,482,760	48,310,537	14,695,172
Commitments and Contingencies (See Note 2)
Net Assets	$51,241,922,853	$11,544,290,581	$878,374,486	$36,286,436	$6,780,480,569	$202,537,272

NET ASSETS CONSIST OF:
Paid-in Capital	$54,857,856,546	$11,914,964,517	$1,111,778,592	$52,158,500	$7,215,391,233	$263,113,651
Undistributed (Accumulated) Net Investment Income (Loss)	4,745,608	(561,455)	1,058,802	(66,792)	1,539,641	(148,263)
Accumulated Net Realized Gain (Loss) on Investments	(3,272,542,694)	(132,879,737)	(39,830,976)	(12,702,869)	(93,108,760)	(33,023,161)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(435,280,883)	(217,984,575)	(194,631,932)	(1,957,579)	(340,141,545)	(27,404,955)
Investments in Affiliated Mutual Funds	(13,434,828)	(19,284,288)	—	(551,336)	(3,200,000)	—
Short Term Investments	—	36,119	—	19,537	—	—
Foreign Currency	—	—	—	—	—	—
Forwards	—	—	—	—	—	—
Futures	100,579,104	—	—	996,712	—	—
Swaps	—	—	—	(1,609,737)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(3,615,933,693)	(370,673,936)	(233,404,106)	(15,872,064)	(434,910,664)	(60,576,379)
Net Assets	$51,241,922,853	$11,544,290,581	$878,374,486	$36,286,436	$6,780,480,569	$202,537,272

*Identified Cost:
Investments in Unaffiliated Securities	$50,922,557,384	$10,009,540,844	$991,258,900	$18,139,467	$6,813,739,943	$213,175,479
Investments in Affiliated Mutual Funds	70,059,642	1,450,400,000	—	9,076,577	50,000,000	—
Short Term Investments	563,956,900	260,694,277	47,713,735	11,240,802	208,714,230	4,639
Foreign Currency	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$44,623,759,588	$10,724,408,869	$755,647,750	$16,738,900	$5,296,794,909	$150,891,517
Shares Outstanding	4,265,803,472	1,009,599,256	85,572,176	2,153,069	556,879,315	17,880,841
Net Asset Value, Offering and Redemption Price per Share	$10.46	$10.62	$8.83	$7.77	$9.51	$8.44

Class N (unlimited shares authorized):
Net Assets	$6,552,760,129	$706,970,291	$122,726,736	$—	$1,483,316,333	$51,645,755
Shares Outstanding	626,689,841	66,605,705	13,893,939	—	156,078,008	6,108,457
Net Asset Value, Offering and Redemption Price per Share	$10.46	$10.61	$8.83	$—	$9.50	$8.45

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$19,547,536	$—	$—
Shares Outstanding	—	—	—	2,523,708	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$8.08	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$7.75	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$65,403,136	$112,911,421	$—	$—	$369,327	$—
Shares Outstanding	6,250,598	10,630,248	—	—	38,819	—
Net Asset Value, Offering and Redemption Price per Share	$10.46	$10.62	$—	$—	$9.51	$—

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$5,876,690,975	$948,290,971	$169,038,690	$102,326,385	$—	$1,127,038,581
Investments in Affiliated Mutual Funds, at Value *	195,175,073	105,830,380	—	—	—	—
Short Term Investments, at Value*	791,132,217	30,424,641	26,624,176	4,166,697	146,420,951	75,301,165
Foreign Currency, at Value *	—	—	—	—	—	9,260,089
Receivable for Fund Shares Sold	29,187,679	4,987,188	814,151	59,693	8,628,574	16,123
Interest and Dividends Receivable	31,162,999	8,701,562	2,385,697	249,291	21,140	7,968,352
Deposit at Broker for Futures	—	—	—	1,622,012	—	—
Prepaid Expenses and Other Assets	173,557	78,058	21,857	26,770	33,400	24,729
Receivable for Investments Sold	56,357,442	14,394,535	182,332	—	—	—
Cash	485,160	103,841	—	—	—	—
Cash Collateral for Swaps	—	—	—	—	16,075,000	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Due from Broker	3,125,268	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	880,425
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	6,983,490,370	1,112,811,176	199,066,903	108,450,848	171,179,065	1,220,489,464

LIABILITIES
Payable for Fund Shares Redeemed	20,122,625	3,308,745	1,108,865	60,562	3,715,625	48,189
Distribution Payable	4,745,675	1,536,514	150,150	123,999	—	—
Payable for Investments Purchased	20,653,689	2,127,566	—	—	—	—
Investment Advisory Fees Payable	2,559,883	669,131	75,763	42,792	172,159	522,378
Variation Margin Payable	—	—	—	476,591	—	—
Sub-Transfer Agent Expenses Payable	555,570	49,679	4,963	3,581	68,100	11,326
Distribution Fees Payable	381,652	133,475	6,059	4,491	9,734	587
Administration, Fund Accounting and Custodian Fees Payable	313,810	124,045	14,792	5,685	9,488	61,883
Accrued Expenses	183,579	46,544	20,497	6,378	17,757	26,996
Transfer Agent Expenses Payable	166,712	35,240	5,487	2,567	7,714	26,413
Trustees Fees Payable (See Note 8)	70,715	20,037	4,078	1,329	5,412	9,287
Professional Fees Payable	64,573	45,280	24,652	29,078	29,140	25,961
Net Unrealized Depreciation on Swaps	1,052,976,447	—	—	—	24,984,596	—
Loans Payable (See Note 12)	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	249,597
Due to Broker	—	—	—	—	—	—
Total Liabilities	1,102,794,930	8,096,256	1,415,306	757,053	29,019,725	982,617
Commitments and Contingencies (See Note 2)
Net Assets	$5,880,695,440	$1,104,714,920	$197,651,597	$107,693,795	$142,159,340	$1,219,506,847

NET ASSETS CONSIST OF:
Paid-in Capital	$7,563,144,659	$1,326,165,503	$209,334,192	$92,470,227	$166,066,046	$1,226,147,047
Undistributed (Accumulated) Net Investment Income (Loss)	769,532	307,250	138,449	310	112,119	(5,297,947)
Accumulated Net Realized Gain (Loss) on Investments	(242,973,257)	(39,794,801)	(120,931)	1,467,363	410,711	387,978
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(382,942,428)	(181,375,369)	(11,700,113)	12,273,458	—	(1,426,204)
Investments in Affiliated Mutual Funds	(4,326,619)	(587,663)	—	—	—	—
Short Term Investments	—	—	—	—	555,060	—
Foreign Currency	—	—	—	—	—	(447,865)
Forwards	—	—	—	—	—	630,828
Futures	—	—	—	1,482,437	—	—
Swaps	(1,052,976,447)	—	—	—	(24,984,596)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(486,990)
Total Distributable Earnings (Loss) (See Note 6)	(1,682,449,219)	(221,450,583)	(11,682,595)	15,223,568	(23,906,706)	(6,640,200)
Net Assets	$5,880,695,440	$1,104,714,920	$197,651,597	$107,693,795	$142,159,340	$1,219,506,847

*Identified Cost:
Investments in Unaffiliated Securities	$6,259,633,403	$1,129,666,340	$180,738,803	$90,052,927	$—	$1,128,464,785
Investments in Affiliated Mutual Funds	199,501,692	106,418,043	—	—	—	—
Short Term Investments	791,132,217	30,424,641	26,624,176	4,166,697	145,865,891	75,301,165
Foreign Currency	—	—	—	—	—	9,707,954

Class I (unlimited shares authorized):
Net Assets	$4,633,848,444	$874,593,524	$180,730,025	$87,468,639	$116,738,725	$1,217,100,255
Shares Outstanding	396,315,423	104,166,626	19,301,315	7,444,021	16,887,550	119,171,734
Net Asset Value, Offering and Redemption Price per Share	$11.69	$8.40	$9.36	$11.75	$6.91	$10.21

Class N (unlimited shares authorized):
Net Assets	$1,246,722,680	$230,032,679	$16,921,572	$20,225,156	$25,420,615	$2,406,592
Shares Outstanding	106,730,368	27,420,646	1,804,336	1,722,584	3,702,000	235,700
Net Asset Value, Offering and Redemption Price per Share	$11.68	$8.39	$9.38	$11.74	$6.87	$10.21

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$124,316	$88,717	$—	$—	$—	$—
Shares Outstanding	10,629	10,564	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$11.70	$8.40	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	103

Statements of Assets and Liabilities (Cont.)	March 31, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$463,154,687	$153,800,296	$37,046,833	$104,039,353	$7,786,174	$62,977,441
Investments in Affiliated Mutual Funds, at Value *	—	—	2,371,933	—	—	—
Short Term Investments, at Value*	47,850,445	81,016,617	9,162,254	14,040,691	750,904	7,217,796
Foreign Currency, at Value *	—	—	536,110	—	5,258	—
Receivable for Fund Shares Sold	414,759	2,797	56,169	78,394	—	70,000
Interest and Dividends Receivable	2,675,491	563,016	212,741	452,012	130,187	341,693
Deposit at Broker for Futures	—	—	—	—	—	—
Prepaid Expenses and Other Assets	15,142	11,977	16,514	1,389	552	823
Receivable for Investments Sold	—	—	21,267	2,726,183	—	—
Cash	—	—	—	6,357	214,307	—
Cash Collateral for Swaps	—	—	—	9,000,000	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Due from Broker	—	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	78,073	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	16,326	—
Total Assets	514,110,524	235,394,703	49,501,894	130,344,379	8,903,708	70,607,753

LIABILITIES
Payable for Fund Shares Redeemed	68,691	1,603	11,385	2,435,002	—	760
Distribution Payable	777,571	347,114	16,889	234,637	—	313,178
Payable for Investments Purchased	—	—	19,993	4,978,469	—	—
Investment Advisory Fees Payable	227,206	34,833	8,169	45,403	—	13,011
Variation Margin Payable	—	—	—	—	—	—
Sub-Transfer Agent Expenses Payable	1,710	6,329	2,511	15,401	697	4,318
Distribution Fees Payable	2,227	793	4,139	1,167	184	375
Administration, Fund Accounting and Custodian Fees Payable	28,948	15,448	22,397	31,191	19,284	10,182
Accrued Expenses	20,592	4,384	8,669	21,216	20,628	12,907
Transfer Agent Expenses Payable	12,702	5,665	6,044	2,742	701	2,273
Trustees Fees Payable (See Note 8)	9,155	3,109	1,608	2,840	556	534
Professional Fees Payable	31,983	23,991	53,057	70,440	110,663	77,875
Net Unrealized Depreciation on Swaps	—	—	7,643,472	17,343,289	—	—
Loans Payable (See Note 12)	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	1,136,822	—	—	—
Due to Broker	—	—	—	7,064,736	—	—
Total Liabilities	1,180,785	443,269	8,935,155	32,246,533	152,713	435,413
Commitments and Contingencies (See Note 2)
Net Assets	$512,929,739	$234,951,434	$40,566,739	$98,097,846	$8,750,995	$70,172,340

NET ASSETS CONSIST OF:
Paid-in Capital	$542,146,196	$240,480,765	$66,166,789	$121,452,856	$10,119,842	$86,906,201
Undistributed (Accumulated) Net Investment Income (Loss)	36,557	(16,115)	11,289	30,887	763	(279,121)
Accumulated Net Realized Gain (Loss) on Investments	(3,080,796)	(400,217)	(14,652,689)	(1,117,350)	(99,440)	(1,168,793)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(26,172,218)	(5,141,641)	(1,843,889)	(4,925,258)	(1,253,656)	(15,285,947)
Investments in Affiliated Mutual Funds	—	—	(410,311)	—	—	—
Short Term Investments	—	28,642	—	—	—	—
Foreign Currency	—	—	(2,229)	—	(1,213)	—
Forwards	—	—	(1,058,749)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	(7,643,472)	(17,343,289)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(15,301)	—
Total Distributable Earnings (Loss) (See Note 6)	(29,216,457)	(5,529,331)	(25,600,050)	(23,355,010)	(1,368,847)	(16,733,861)
Net Assets	$512,929,739	$234,951,434	$40,566,739	$98,097,846	$8,750,995	$70,172,340

*Identified Cost:
Investments in Unaffiliated Securities	$489,326,905	$158,941,937	$38,890,722	$108,964,611	$9,039,830	$78,263,388
Investments in Affiliated Mutual Funds	—	—	2,782,244	—	—	—
Short Term Investments	47,850,445	80,987,975	9,162,254	14,040,691	750,904	7,217,796
Foreign Currency	—	—	538,339	—	6,471	—

Class I (unlimited shares authorized):
Net Assets	$503,145,784	$232,158,684	$27,522,593	$94,288,538	$8,663,649	$69,580,268
Shares Outstanding	52,644,146	23,660,738	3,492,669	11,076,010	1,002,331	8,648,868
Net Asset Value, Offering and Redemption Price per Share	$9.56	$9.81	$7.88	$8.51	$8.64	$8.05

Class N (unlimited shares authorized):
Net Assets	$9,783,955	$2,792,750	$13,044,146	$3,809,308	$87,346	$592,072
Shares Outstanding	1,023,627	284,213	1,655,297	447,665	10,105	73,582
Net Asset Value, Offering and Redemption Price per Share	$9.56	$9.83	$7.88	$8.51	$8.64	$8.05

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Year Ended March 31, 2020

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$2,030,348,035	$434,140,586	$67,307,863	$2,292,420	$259,514,103	$18,596,452
Dividends from Affiliated Mutual Funds	1,895,428	26,644,368	—	1,346,398	1,965,707	—
Dividends from Unaffiliated Securities	—	114,675	193,109	1,112,309	75,494	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	2,032,243,463	460,899,629	67,500,972	4,751,127	261,555,304	18,596,452

Expenses:
Investment Advisory Fees	215,671,865	49,736,338	9,047,173	1,319,251	26,431,763	1,678,045
Sub-Transfer Agent Expenses - Class I	24,873,020	3,456,203	946,243	5,243	1,612,947	62,988
Sub-Transfer Agent Expenses - Class N	3,761,125	245,085	152,824	—	426,579	21,912
Sub-Transfer Agent Expenses - Class A	—	—	—	17,480	—	—
Distribution Fees - Class N	17,684,802	2,049,602	419,751	—	3,955,600	215,567
Distribution Fees - Class A	—	—	—	262,313	—	—
Administration, Fund Accounting and Custodian Fees	6,775,760	1,923,175	190,670	43,601	1,132,622	170,543
Transfer Agent Expenses	4,491,658	1,106,510	80,131	7,859	677,245	33,004
Shareholder Reporting Expenses	1,828,724	332,196	68,421	11,911	231,797	26,051
Registration Fees	1,518,285	460,914	150,955	54,920	433,004	80,453
Professional Fees	1,173,912	441,335	138,808	118,743	251,083	95,538
Trustees Fees	606,491	174,272	14,150	2,681	103,576	7,362
Insurance Expenses	469,800	117,658	13,410	3,948	74,822	8,159
Miscellaneous Expenses	394,087	91,055	46,419	13,733	61,904	178,123
Total Expenses	279,249,529	60,134,343	11,268,955	1,861,683	35,392,942	2,577,745
Less: Investment Advisory Fees (Waived)	(267,591)	(7,093,767)	—	(161,777)	(247,417)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(41,276)	(3)	—
Net Expenses	278,981,938	53,040,576	11,268,955	1,658,630	35,145,522	2,577,745

Net Investment Income (Loss)	1,753,261,525	407,859,053	56,232,017	3,092,497	226,409,782	16,018,707

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	15,214,488	26,527,956	(22,660,297)	(4,325,908)	(36,119,268)	(14,708,861)

Investments in Affiliated Mutual Funds	59,642	1,283,739	—	(1,291,738)	—	—

Foreign Currency	—	(158)	(124)	(49,827)	(42)	—

Forwards	—	—	—	(237,704)	—	—

Futures	36,443,581	—	—	(2,245,275)	—	—

Swaps	—	—	—	2,575,944	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(379,291,139)	(243,505,490)	(150,268,656)	1,171,571	(326,089,800)	(19,712,795)

Investments in Affiliated Mutual Funds	(13,434,828)	(24,271,236)	—	1,899,900	(2,200,000)	—

Short Term Investments	(211,638)	(165,092)	—	20,454	(62,531)	—

Foreign Currency	—	—	—	18,465	—	—

Forwards	—	—	—	51,280	—	—

Futures	100,579,104	—	—	311,502	—	—

Swaps	—	—	—	(4,303,876)	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(240,640,790)	(240,130,281)	(172,929,077)	(6,405,212)	(364,471,641)	(34,421,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,512,620,735	$167,728,772	$(116,697,060)	$(3,312,715)	$(138,061,859)	$(18,402,949)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	105

Statements of Operations (Cont.)	For the Year Ended March 31, 2020

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$233,473,628	$67,607,106	$8,631,314	$1,166,805	$8,766,991	$22,556,518
Dividends from Affiliated Mutual Funds	5,707,070	1,119,087	—	—	—	—
Dividends from Unaffiliated Securities	996	4,706	17,957	—	—	—
Non-Cash Interest	—	—	—	1,789,777	—	—
Total Investment Income	239,181,694	68,730,899	8,649,271	2,956,582	8,766,991	22,556,518

Expenses:
Investment Advisory Fees	33,207,861	8,866,577	1,129,165	461,547	3,752,572	5,967,117
Sub-Transfer Agent Expenses - Class I	3,142,942	456,589	91,347	18,548	343,402	7,055
Sub-Transfer Agent Expenses - Class N	813,533	98,812	8,797	4,488	46,557	335
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	3,790,777	644,333	50,995	39,941	124,399	21,550
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	1,211,884	454,447	50,851	18,440	54,853	277,011
Transfer Agent Expenses	651,382	124,177	1,726	1,998	49,255	111,995
Shareholder Reporting Expenses	343,891	65,325	34,908	2,813	42,459	18,005
Registration Fees	425,390	169,246	42,237	62,998	112,738	76,521
Professional Fees	236,823	95,399	45,226	53,527	102,476	76,372
Trustees Fees	92,687	17,452	2,603	1,047	7,604	13,061
Insurance Expenses	65,591	17,858	3,780	2,021	7,618	13,980
Miscellaneous Expenses	50,949	17,788	11,463	4,382	10,928	14,227
Total Expenses	44,033,710	11,028,003	1,473,098	671,750	4,654,861	6,597,229
Less: Investment Advisory Fees (Waived)	(395,489)	(505,948)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(91,791)	(31,792)	57,047	—
Net Expenses	43,638,221	10,522,055	1,381,307	639,958	4,711,908	6,597,229

Net Investment Income (Loss)	195,543,473	58,208,844	7,267,964	2,316,624	4,055,083	15,959,289

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(83,492,364)	(24,250,343)	2,432,805	2,915,974	687,789	(10,304,716)

Investments in Affiliated Mutual Funds	(375,404)	5,597	—	—	—	—

Foreign Currency	—	(6)	(13)	—	—	(343,889)

Forwards	—	—	—	—	—	5,898,506

Futures	—	—	—	2,732,686	—	—

Swaps	81,171,310	—	—	—	(90,603,568)	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(361,723,107)	(165,682,280)	(10,875,258)	11,343,545	—	(7,747,268)

Investments in Affiliated Mutual Funds	(4,376,618)	(919,440)	—	—	—	—

Short Term Investments	(124,161)	—	—	(5,990)	399,104	—

Foreign Currency	—	—	—	—	—	(197,991)

Forwards	—	—	—	—	—	630,828

Futures	—	—	—	1,271,528	—	—

Swaps	(1,281,219,595)	—	—	—	(27,469,186)	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(370,029)
Net Realized and Unrealized Gain (Loss) on Investments	(1,650,139,939)	(190,846,472)	(8,442,466)	18,257,743	(116,985,861)	(12,434,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,454,596,466)	$(132,637,628)	$(1,174,502)	$20,574,367	$(112,930,778)	$3,524,730

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year or Period Ended March 31, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund[1]	DoubleLine Income Fund[2]

INVESTMENT INCOME
Income:
Interest	$20,489,217	$7,182,851	$1,975,134	$3,896,817	$320,404	$2,285,185
Dividends from Affiliated Mutual Funds	—	—	178,949	86,733	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	20,489,217	7,182,851	2,154,083	3,983,550	320,404	2,285,185

Expenses:
Investment Advisory Fees	2,728,423	454,435	310,545	616,665	55,287	241,766
Sub-Transfer Agent Expenses - Class I	20,322	20,635	30,723	20,458	689	4,456
Sub-Transfer Agent Expenses - Class N	147	252	13,999	843	7	24
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	12,267	9,253	48,497	13,474	184	677
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	106,074	63,197	37,491	87,790	22,894	22,558
Transfer Agent Expenses	42,834	22,801	2,060	11,634	1,154	4,750
Shareholder Reporting Expenses	14,859	7,442	8,549	2,809	21,688	26,549
Registration Fees	62,187	57,878	50,335	58,032	15,844	9,175
Professional Fees	61,881	56,278	32,767	358,418	334,077	227,708
Trustees Fees	7,622	2,586	1,085	1,912	594	803
Insurance Expenses	8,573	4,436	2,044	2,228	—	82
Miscellaneous Expenses	10,512	6,484	7,351	11,756	7,156	6,276
Total Expenses	3,075,701	705,677	545,446	1,186,019	459,574	544,824
Less: Investment Advisory Fees (Waived)	—	—	(18,117)	(10,974)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(93,238)	(310,642)	(393,049)	(229,850)
Net Expenses	3,075,701	705,677	434,091	864,403	66,525	314,974

Net Investment Income (Loss)	17,413,516	6,477,174	1,719,992	3,119,147	253,879	1,970,211

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(510,106)	(374,682)	(345,083)	(2,025,149)	(229,446)	(1,181,804)

Investments in Affiliated Mutual Funds	—	—	(79,503)	56,192	—	—

Foreign Currency	—	—	2,293,724	—	(3,268)	—

Forwards	—	—	(3,286,136)	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	(276,308)	1,731,657	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(29,049,988)	(5,108,197)	(1,853,444)	(5,550,958)	(1,253,656)	(15,285,947)

Investments in Affiliated Mutual Funds	—	—	(257,236)	(16,745)	—	—

Short Term Investments	—	46,483	—	(8,543)	—	—

Foreign Currency	—	—	(2,229)	—	(1,213)	—

Forwards	—	—	421,037	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	(10,859,552)	(28,623,868)	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	(25,115)	—	(15,301)	—
Net Realized and Unrealized Gain (Loss) on Investments	(29,560,094)	(5,436,396)	(14,269,845)	(34,437,414)	(1,502,884)	(16,467,751)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,146,578)	$1,040,778	$(12,549,853)	$(31,318,267)	$(1,249,005)	$(14,497,540)

[1]	Commenced operations on June 28, 2019.
[2]	Commenced operations on September 3, 2019.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	107

Statements of Changes in Net Assets	March 31, 2020

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$1,753,261,525	$1,643,035,050	$407,859,053	$362,063,137
Net Realized Gain (Loss) on Investments	51,717,711	(151,551,012)	27,811,537	(89,308,613)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(292,358,501)	532,029,096	(267,941,818)	123,739,576
Net Increase (Decrease) in Net Assets Resulting from Operations	1,512,620,735	2,023,513,134	167,728,772	396,494,100

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,682,833,349)	(1,568,571,397)	(390,047,338)	(338,848,915)
Class N	(236,162,405)	(246,861,429)	(25,423,762)	(29,195,691)
Class R6	(292,522)	—	(1,420,636)	—

Total Distributions to Shareholders	(1,919,288,276)	(1,815,432,826)	(416,891,736)	(368,044,606)

NET SHARE TRANSACTIONS
Class I	1,305,860,834	500,888,099	282,562,989	1,260,677,792
Class N	(239,768,302)	(1,614,987,568)	(120,931,455)	(182,676,499)
Class R6	68,552,428	—	118,545,100	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,134,644,960	(1,114,099,469)	280,176,634	1,078,001,293

Total Increase (Decrease) in Net Assets	$727,977,419	$(906,019,161)	$31,013,670	$1,106,450,787

NET ASSETS
Beginning of Period	$50,513,945,434	$51,419,964,595	$11,513,276,911	$10,406,826,124
End of Period	$51,241,922,853	$50,513,945,434	$11,544,290,581	$11,513,276,911

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$56,232,017	$39,935,717	$3,092,497	$5,287,724
Net Realized Gain (Loss) on Investments	(22,660,421)	(15,160,511)	(5,574,508)	(3,963,413)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(150,268,656)	8,514,791	(830,704)	(874,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(116,697,060)	33,289,997	(3,312,715)	449,486

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(48,344,890)	(36,181,890)	(997,428)	(1,877,578)
Class N	(7,355,562)	(6,006,531)	—	—
Class A	—	—	(2,631,764)	(4,858,535)

Total Distributions to Shareholders	(55,700,452)	(42,188,421)	(3,629,192)	(6,736,113)

NET SHARE TRANSACTIONS
Class I	(39,817,950)	12,352,203	(24,124,621)	(17,113,193)
Class N	(16,878,662)	(31,526,623)	—	—
Class A	—	—	(154,741,437)	27,857,318
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(56,696,612)	(19,174,420)	(178,866,058)	10,744,125

Total Increase (Decrease) in Net Assets	$(229,094,124)	$(28,072,844)	$(185,807,965)	$4,457,498

NET ASSETS
Beginning of Period	$1,107,468,610	$1,135,541,454	$222,094,401	$217,636,903
End of Period	$878,374,486	$1,107,468,610	$36,286,436	$222,094,401

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	109

Statements of Changes in Net Assets (Cont.)	March 31, 2020

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$226,409,782	$185,616,948	$16,018,707	$30,695,387
Net Realized Gain (Loss) on Investments	(36,119,310)	(18,157,813)	(14,708,861)	(9,870,401)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(328,352,331)	26,996,492	(19,712,795)	(9,467,309)
Net Increase (Decrease) in Net Assets Resulting from Operations	(138,061,859)	194,455,627	(18,402,949)	11,357,677

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(184,148,149)	(146,238,970)	(12,290,737)	(23,730,667)
Class N	(45,083,925)	(41,061,794)	(4,099,480)	(6,968,852)
Class R6	(2,785)	—	—	—

Total Distributions to Shareholders	(229,234,859)	(187,300,764)	(16,390,217)	(30,699,519)

NET SHARE TRANSACTIONS
Class I	131,553,599	1,379,133,038	(180,591,747)	(55,512,629)
Class N	79,520,857	41,194,669	(56,514,141)	(24,377,357)
Class R6	374,370	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	211,448,826	1,420,327,707	(237,105,888)	(79,889,986)

Total Increase (Decrease) in Net Assets	$(155,847,892)	$1,427,482,570	$(271,899,054)	$(99,231,828)

NET ASSETS
Beginning of Period	$6,936,328,461	$5,508,845,891	$474,436,326	$573,668,154
End of Period	$6,780,480,569	$6,936,328,461	$202,537,272	$474,436,326

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$195,543,473	$159,694,872	$58,208,844	$53,506,204
Net Realized Gain (Loss) on Investments	(2,696,458)	283,685,683	(24,244,752)	(6,354,590)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,647,443,481)	96,022,901	(166,601,720)	(11,296,599)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,454,596,466)	539,403,456	(132,637,628)	35,855,015

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(321,927,614)	(548,723,592)	(50,225,540)	(48,388,448)
Class N	(77,510,294)	(143,615,446)	(10,505,272)	(8,833,685)
Class R6	(5,500)	—	(2,816)	—

Total Distributions to Shareholders	(399,443,408)	(692,339,038)	(60,733,628)	(57,222,133)

NET SHARE TRANSACTIONS
Class I	1,544,162,763	689,123,688	(59,045,455)	98,867,605
Class N	376,943,027	221,010,054	61,169,389	15,774,561
Class R6	168,109	—	102,816	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,921,273,899	910,133,742	2,226,750	114,642,166

Total Increase (Decrease) in Net Assets	$67,234,025	$757,198,160	$(191,144,506)	$93,275,048

NET ASSETS
Beginning of Period	$5,813,461,415	$5,056,263,255	$1,295,859,426	$1,202,584,378
End of Period	$5,880,695,440	$5,813,461,415	$1,104,714,920	$1,295,859,426

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	111

Statements of Changes in Net Assets (Cont.)	March 31, 2020

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$7,267,964	$5,491,494	$2,316,624	$2,233,152
Net Realized Gain (Loss) on Investments	2,432,792	(1,732,726)	5,648,660	(670,103)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,875,258)	4,442,364	12,609,083	2,135,991
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,174,502)	8,201,132	20,574,367	3,699,040

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(8,136,505)	(4,939,700)	(3,720,836)	(1,879,825)
Class N	(732,838)	(864,730)	(695,919)	(352,050)

Total Distributions to Shareholders	(8,869,343)	(5,804,430)	(4,416,755)	(2,231,875)

NET SHARE TRANSACTIONS
Class I	(7,593,692)	53,033,957	7,846,582	9,528,057
Class N	(6,370,488)	(33,801,178)	3,147,441	3,174,269
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(13,964,180)	19,232,779	10,994,023	12,702,326

Total Increase (Decrease) in Net Assets	$(24,008,025)	$21,629,481	$27,151,635	$14,169,491

NET ASSETS
Beginning of Period	$221,659,622	$200,030,141	$80,542,160	$66,372,669
End of Period	$197,651,597	$221,659,622	$107,693,795	$80,542,160

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$4,055,083	$5,462,268	$15,959,289	$10,095,568
Net Realized Gain (Loss) on Investments	(89,915,779)	(31,046,936)	(4,750,099)	992,561
Net Change in Unrealized Appreciation (Depreciation) on Investments	(27,070,082)	2,499,993	(7,684,460)	(30,055,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(112,930,778)	(23,084,675)	3,524,730	(18,967,400)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(3,449,253)	(4,969,784)	(13,232,198)	(9,558,847)
Class N	(354,426)	(611,399)	(60,110)	(267,873)

Total Distributions to Shareholders	(3,803,679)	(5,581,183)	(13,292,308)	(9,826,720)

NET SHARE TRANSACTIONS
Class I	(225,152,334)	255,573,863	173,886,471	417,362,128
Class N	(26,163,834)	1,711,831	(14,557,603)	(11,374,663)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(251,316,168)	257,285,694	159,328,868	405,987,465

Total Increase (Decrease) in Net Assets	$(368,050,625)	$228,619,836	$149,561,290	$377,193,345

NET ASSETS
Beginning of Period	$510,209,965	$281,590,129	$1,069,945,557	$692,752,212
End of Period	$142,159,340	$510,209,965	$1,219,506,847	$1,069,945,557

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	113

Statements of Changes in Net Assets (Cont.)	March 31, 2020

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$17,413,516	$17,804,433	$6,477,174	$5,911,425
Net Realized Gain (Loss) on Investments	(510,106)	(1,975,791)	(374,682)	110,903
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29,049,988)	7,430,751	(5,061,714)	(23,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,146,578)	23,259,393	1,040,778	5,998,551

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(17,600,022)	(17,370,012)	(6,503,652)	(5,942,421)
Class N	(165,333)	(319,001)	(71,361)	(34,746)

Total Distributions to Shareholders	(17,765,355)	(17,689,013)	(6,575,013)	(5,977,167)

NET SHARE TRANSACTIONS
Class I	(3,405,063)	(2,516,052)	2,558,721	68,801,863
Class N	7,953,615	(16,544,178)	332,444	2,239,031
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,548,552	(19,060,230)	2,891,165	71,040,894

Total Increase (Decrease) in Net Assets	$(25,363,381)	$(13,489,850)	$(2,643,070)	$71,062,278

NET ASSETS
Beginning of Period	$538,293,120	$551,782,970	$237,594,504	$166,532,226
End of Period	$512,929,739	$538,293,120	$234,951,434	$237,594,504

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2020

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Period Ended March 31, 2019[1]

OPERATIONS
Net Investment Income (Loss)	$1,719,992	$2,465,169	$3,119,147	$692,911
Net Realized Gain (Loss) on Investments	(1,693,306)	(8,895,047)	(237,300)	543,349
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,576,539)	4,466,563	(34,200,114)	11,931,567
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,549,853)	(1,963,315)	(31,318,267)	13,167,827

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,204,028)	(4,143,799)	(4,459,765)	(565,396)
Class N	(498,498)	(1,977,256)	(168,896)	(10,513)

Total Distributions to Shareholders	(1,702,526)	(6,121,055)	(4,628,661)	(575,909)

NET SHARE TRANSACTIONS
Class I	(4,716,661)	(30,024,572)	7,642,413	108,790,913
Class N	(3,037,887)	(6,638,864)	853,952	4,165,578
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(7,754,548)	(36,663,436)	8,496,365	112,956,491

Total Increase (Decrease) in Net Assets	$(22,006,927)	$(44,747,806)	$(27,450,563)	$125,548,409

NET ASSETS
Beginning of Period	$62,573,666	$107,321,472	$125,548,409	$—
End of Period	$40,566,739	$62,573,666	$98,097,846	$125,548,409

[1]	Commenced operations on December 17, 2018.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	115

Statements of Changes in Net Assets (Cont.)	March 31, 2020

	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund
	Period Ended March 31, 2020[1]	Period Ended March 31, 2020[2]

OPERATIONS
Net Investment Income (Loss)	$253,879	$1,970,211
Net Realized Gain (Loss) on Investments	(232,714)	(1,181,804)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,270,170)	(15,285,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,249,005)	(14,497,540)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(118,826)	(2,221,928)
Class N	(1,016)	(14,393)

Total Distributions to Shareholders	(119,842)	(2,236,321)

NET SHARE TRANSACTIONS
Class I	10,018,826	86,164,537
Class N	101,016	741,664
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	10,119,842	86,906,201

Total Increase (Decrease) in Net Assets	$8,750,995	$70,172,340

NET ASSETS
Beginning of Period	$—	$—
End of Period	$8,750,995	$70,172,340

[1]	Commenced operations on June 28, 2019.
[2]	Commenced operations on September 3, 2019.

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Total Return Bond Fund - Class I:
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)	$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%
3/31/2017		$10.87	0.27	(0.11)	0.16	(0.40)	—	(0.40)	$10.63	1.46%	$44,379,730	0.47%	0.47%	0.47%	2.45%
3/31/2016		$11.04	0.35	(0.09)	0.26	(0.43)	—	(0.43)	$10.87	2.45%	$46,082,294	0.47%	0.47%	0.47%	3.29%

DoubleLine Total Return Bond Fund - Class N:
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)	$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%
3/31/2017		$10.87	0.24	(0.11)	0.13	(0.37)	—	(0.37)	$10.63	1.21%	$9,974,264	0.72%	0.72%	0.72%	2.20%
3/31/2016		$11.04	0.33	(0.09)	0.24	(0.41)	—	(0.41)	$10.87	2.20%	$11,750,754	0.72%	0.72%	0.72%	3.04%

DoubleLine Total Return Bond Fund - Class R6:
3/31/2020	[2]	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]											31%	28%	22%	22%	15%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Core Fixed Income Fund - Class I:
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)	$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%
3/31/2017		$10.87	0.29	0.01	0.30	(0.31)	—	(0.31)	$10.86	2.80%	$7,034,665	0.47%	0.44%	0.44%	2.72%
3/31/2016		$11.10	0.36	(0.22)	0.14	(0.37)	—	(0.37)	$10.87	1.31%	$5,114,336	0.47%	0.46%	0.46%	3.17%

DoubleLine Core Fixed Income Fund - Class N:
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)	$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%
3/31/2017		$10.86	0.27	0.01	0.28	(0.29)	—	(0.29)	$10.85	2.54%	$1,074,854	0.72%	0.69%	0.69%	2.47%
3/31/2016		$11.10	0.32	(0.22)	0.10	(0.34)	—	(0.34)	$10.86	0.97%	$952,919	0.72%	0.71%	0.71%	2.92%

DoubleLine Core Fixed Income Fund - Class R6:
3/31/2020	[2]	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]											43%	66%	77%	81%	70%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	117

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
3/31/2020	$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019	$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018	$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%
3/31/2017	$9.68	0.45	0.81	1.26	(0.44)	—	(0.44)	$10.50	13.19%	$775,961	0.92%	0.92%	0.92%	4.28%
3/31/2016	$10.23	0.49	(0.54)	(0.05)	(0.50)	—	(0.50)	$9.68	(0.48)%	$548,221	0.90%	0.90%	0.90%	4.92%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
3/31/2020	$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019	$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018	$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%
3/31/2017	$9.68	0.42	0.81	1.23	(0.41)	—	(0.41)	$10.50	12.91%	$231,087	1.17%	1.17%	1.17%	4.03%
3/31/2016	$10.23	0.46	(0.54)	(0.08)	(0.47)	—	(0.47)	$9.68	(0.73)%	$201,290	1.15%	1.15%	1.15%	4.67%

										For the Year or Period Ended
										3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes										37%	66%	78%	108%	75%

[1] Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
3/31/2020	$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019	$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018	$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%
3/31/2017	$8.85	0.18	1.09	1.27	(0.28)	—	(0.28)	$9.84	14.63%	$49,380	1.21%	1.10%	1.09%	1.87%
3/31/2016	$9.81	0.24	(0.65)	(0.41)	(0.44)	(0.11)	(0.55)	$8.85	(4.29)%	$42,075	1.25%	1.12%	1.07%	2.72%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
3/31/2020	$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019	$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018	$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%
3/31/2017	$8.83	0.15	1.09	1.24	(0.26)	—	(0.26)	$9.81	14.27%	$119,435	1.46%	1.35%	1.34%	1.62%
3/31/2016	$9.78	0.22	(0.65)	(0.43)	(0.41)	(0.11)	(0.52)	$8.83	(4.42)%	$113,806	1.50%	1.37%	1.32%	2.47%

										For the Year or Period Ended
										3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes										13%	45%	83%	59%	56%

[1] Calculated based on average shares outstanding during the period. [2] Total return does not include the effects of sales charges for Class A.

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Low Duration Bond Fund - Class I:
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%
3/31/2017		$9.99	0.24	0.06	0.30	(0.25)	—	(0.25)	$10.04	2.99%	$2,756,498	0.43%	0.42%	0.42%	2.25%
3/31/2016		$10.14	0.22	(0.12)	0.10	(0.25)	—	(0.25)	$9.99	1.00%	$1,722,942	0.43%	0.42%	0.43%	2.30%

DoubleLine Low Duration Bond Fund - Class N:
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%
3/31/2017		$9.99	0.20	0.06	0.26	(0.22)	—	(0.22)	$10.03	2.64%	$1,540,448	0.68%	0.67%	0.67%	2.00%
3/31/2016		$10.13	0.21	(0.12)	0.09	(0.23)	—	(0.23)	$9.99	0.85%	$1,162,303	0.68%	0.67%	0.68%	2.05%

DoubleLine Low Duration Bond Fund - Class R6:
3/31/2020	[2]	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]											60%	54%	62%	69%	66%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Floating Rate Fund - Class I:
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%
3/31/2017		$9.77	0.35	0.13	0.48	(0.35)	—	(0.35)	$9.90	4.99%	$297,060	0.68%	0.68%	0.68%	3.60%
3/31/2016		$10.14	0.36	(0.36)	—	(0.37)	—	(0.37)	$9.77	0.02%	$229,612	0.65%	0.65%	0.65%	3.70%

DoubleLine Floating Rate Fund - Class N:
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%
3/31/2017		$9.79	0.33	0.13	0.46	(0.33)	—	(0.33)	$9.92	4.73%	$130,944	0.93%	0.93%	0.93%	3.35%
3/31/2016		$10.16	0.34	(0.36)	(0.02)	(0.35)	—	(0.35)	$9.79	(0.23)%	$72,281	0.90%	0.90%	0.90%	3.45%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes											58%	88%	77%	106%	70%

[1] Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	119

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced CAPE® - Class I:
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%
3/31/2017		$12.32	0.27	2.72	2.99	(0.28)	(0.27)	(0.55)	$14.76	24.75%	$2,432,725	0.55%	0.55%	0.60%	2.01%
3/31/2016		$12.13	0.32	0.40	0.72	(0.34)	(0.19)	(0.53)	$12.32	6.09%	$673,308	0.63%	0.63%	0.63%	2.66%

DoubleLine Shiller Enhanced CAPE® - Class N:
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%
3/31/2017		$12.31	0.24	2.72	2.96	(0.25)	(0.27)	(0.52)	$14.75	24.48%	$758,400	0.80%	0.80%	0.85%	1.76%
3/31/2016		$12.12	0.29	0.40	0.69	(0.31)	(0.19)	(0.50)	$12.31	5.84%	$186,985	0.88%	0.88%	0.88%	2.41%

DoubleLine Shiller Enhanced CAPE® - Class R6:
3/31/2020	[2]	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]											62%	55%	60%	68%	67%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Flexible Income Fund - Class I:
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%
3/31/2017		$9.55	0.32	0.29	0.61	(0.34)	—	(0.34)	$9.82	6.48%	$593,153	0.80%	0.76%	0.76%	3.36%
3/31/2016		$9.99	0.36	(0.40)	(0.04)	(0.40)	—	(0.40)	$9.55	(0.43)%	$160,590	0.87%	0.82%	0.77%	3.75%

DoubleLine Flexible Income Fund - Class N:
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%
3/31/2017		$9.55	0.30	0.29	0.59	(0.32)	—	(0.32)	$9.82	6.23%	$147,095	1.05%	1.01%	1.01%	3.11%
3/31/2016		$9.99	0.34	(0.40)	(0.06)	(0.38)	—	(0.38)	$9.55	(0.66)%	$62,880	1.12%	1.07%	1.02%	3.50%

DoubleLine Flexible Income Fund - Class R6:
3/31/2020	[4]	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

											For the Year or Period Ended
											3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]											41%	44%	41%	58%	42%

[1] Calculated based on average shares outstanding during the period.

[2] Not annualized for periods less than one year.

[3] Annualized for periods less than one year.

[4] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
3/31/2020	$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019	$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018	$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)	$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%
3/31/2017	$9.59	0.29	0.27	0.56	(0.29)	(0.01)	(0.30)	$9.85	5.95%	$133,047	0.74%	0.74%	0.59%	3.03%
3/31/2016	$9.83	0.33	(0.23)	0.10	(0.34)	—	(0.34)	$9.59	1.06%	$66,797	0.84%	0.84%	0.59%	3.44%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
3/31/2020	$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019	$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018	$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)	$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%
3/31/2017	$9.60	0.27	0.27	0.54	(0.27)	(0.01)	(0.28)	$9.86	5.69%	$216,718	0.99%	0.99%	0.84%	2.78%
3/31/2016	$9.84	0.31	(0.23)	0.08	(0.32)	—	(0.32)	$9.60	0.82%	$118,802	1.09%	1.09%	0.84%	3.19%

										For the Year or Period Ended
										3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes										65%	42%	37%	61%	39%

[1] Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Long Duration Total Return Bond Fund - Class I:
3/31/2020	$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019	$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018	$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%
3/31/2017	$10.40	0.32	(0.60)	(0.28)	(0.33)	—	(0.33)	$9.79	(2.82)%	$50,465	0.76%	0.76%	0.65%	3.13%
3/31/2016	$10.43	0.29	(0.02)	0.27	(0.29)	(0.01)	(0.30)	$10.40	2.76%	$56,843	0.84%	0.84%	0.65%	2.87%

DoubleLine Long Duration Total Return Bond Fund - Class N:
3/31/2020	$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019	$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018	$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%
3/31/2017	$10.39	0.29	(0.60)	(0.31)	(0.30)	—	(0.30)	$9.78	(3.08)%	$11,276	1.01%	1.01%	0.90%	2.79%
3/31/2016	$10.42	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$10.39	2.51%	$25,763	1.09%	1.09%	0.90%	2.62%

										For the Year or Period Ended
										3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes										40%	25%	33%	94%	52%

[1] Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	121

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Expenses After Investment Advisory Fees (Waived)[4]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Net Investment Income (Loss)[4]

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
3/31/2020		$9.72	0.07	(2.78)	(2.71)	(0.10)	—		(0.10)	$6.91	(28.25)%		$116,739		1.09%		1.09%		1.10%		1.00%
3/31/2019		$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)	$9.72	(2.59)%		$444,918		1.02%		1.02%		1.10%		1.14%
3/31/2018		$9.33	0.04	1.27	1.31	(0.53)	—	[5]	(0.53)	$10.11	14.03%		$213,752		1.16%		1.16%		1.10%		0.33%
3/31/2017		$8.69	(0.06)	0.75	0.69	(0.05)	—		(0.05)	$9.33	7.93%		$22,243		1.77%		1.77%		1.10%		(0.75)%
3/31/2016	[2]	$10.00	(0.07)	(1.24)	(1.31)	—	—	[5]	— [5]	$8.69	(13.07)%		$27,997		4.42%		4.42%		1.06%		(1.05)%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
3/31/2020		$9.65	0.07	(2.78)	(2.71)	(0.07)	—		(0.07)	$6.87	(28.28)%		$25,421		1.34%		1.34%		1.35%		0.75%
3/31/2019		$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)	$9.65	(2.97)%		$65,292		1.27%		1.27%		1.35%		0.87%
3/31/2018		$9.28	0.01	1.27	1.28	(0.52)	—	[5]	(0.52)	$10.04	13.79%		$67,838		1.41%		1.41%		1.35%		0.09%
3/31/2017		$8.67	(0.09)	0.75	0.66	(0.05)	—		(0.05)	$9.28	7.55%		$6,540		2.23%		2.23%		1.35%		(1.00)%
3/31/2016	[2]	$10.00	(0.09)	(1.24)	(1.33)	—	—	[5]	— [5]	$8.67	(13.27)%		$1,421		4.67%		4.67%		1.31%		(1.30)%

													For the Year or Period Ended
													3/31/2020		3/31/2019		3/31/2018		3/31/2017		3/31/2016
Portfolio turnover rate for all share classes[3]												0%		0%		0%		0%		0%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on May 18, 2015.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:										Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Expenses After Investment Advisory Fees (Waived)[4]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Net Investment Income (Loss)[4]

DoubleLine Global Bond Fund - Class I:
3/31/2020		$10.28	0.15	(0.10)	0.05	(0.12)	—	[5]	—	(0.12)	$10.21	0.43%		$1,217,100		0.55%		0.55%		0.55%		1.34%
3/31/2019		$10.71	0.12	(0.42)	(0.30)	(0.13)	—		—	(0.13)	$10.28	(2.80)%		$1,053,218		0.55%		0.55%		0.55%		1.22%
3/31/2018		$10.04	0.09	0.72	0.81	(0.14)	—		—	(0.14)	$10.71	7.96%		$663,208		0.56%		0.56%		0.56%		0.82%
3/31/2017		$10.49	0.05	(0.47)	(0.42)	(0.02)	—		(0.01)	(0.03)	$10.04	(4.00)%		$475,328		0.66%		0.66%		0.66%		0.52%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		—	(0.02)	$10.49	5.11%		$94,631		1.29%		1.29%		0.70%		0.83%

DoubleLine Global Bond Fund - Class N:
3/31/2020		$10.26	0.12	(0.10)	0.02	(0.07)	—	[5]	—	(0.07)	$10.21	0.23%		$2,407		0.80%		0.80%		0.80%		1.13%
3/31/2019		$10.69	0.09	(0.42)	(0.33)	(0.10)	—		—	(0.10)	$10.26	(3.08)%		$16,728		0.80%		0.80%		0.80%		0.89%
3/31/2018		$10.02	0.06	0.72	0.78	(0.11)	—		—	(0.11)	$10.69	7.77%		$29,544		0.81%		0.81%		0.81%		0.57%
3/31/2017		$10.49	0.02	(0.47)	(0.45)	(0.01)	—		(0.01)	(0.02)	$10.02	(4.31)%		$24,058		0.91%		0.91%		0.91%		0.20%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		—	(0.02)	$10.49	5.07%		$41,937		1.54%		1.54%		0.95%		0.58%

														For the Year or Period Ended
														3/31/2020		3/31/2019		3/31/2018		3/31/2017		3/31/2016
Portfolio turnover rate for all share classes[3]													21%		24%		16%		57%		13%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 17, 2015.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Infrastructure Income Fund - Class I:
3/31/2020		$10.11	0.33	(0.54)	(0.21)	(0.34)	—		(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019		$10.00	0.32	0.11	0.43	(0.32)	—	[5]	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018		$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)		(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%
3/31/2017	[2]	$10.00	0.29	0.01	0.30	(0.23)	—	[5]	(0.23)	$10.07	3.11%	$392,117	0.77%	0.77%	0.64%	2.78%

DoubleLine Infrastructure Income Fund - Class N:
3/31/2020		$10.11	0.30	(0.54)	(0.24)	(0.31)	—		(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019		$10.00	0.30	0.11	0.41	(0.30)	—	[5]	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018		$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)		(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%
3/31/2017	[2]	$10.00	0.26	0.01	0.27	(0.21)	—	[5]	(0.21)	$10.06	2.76%	$567	1.50%	1.50%	0.89%	2.53%

													For the Year or Period Ended
													3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]													10%	15%	29%	43%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on April 1, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Ultra Short Bond Fund - Class I:
3/31/2020		$10.03	0.22	(0.22)	—	(0.22)	—	[5]	(0.22)	$9.81	(0.04)%	$232,159	0.23%	0.23%	0.23%	2.14%
3/31/2019		$10.03	0.24	(0.01)	0.23	(0.23)	—	[5]	(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018		$10.01	0.13	—	0.13	(0.11)	—	[5]	(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%
3/31/2017	[2]	$10.00	0.03	0.01	0.04	(0.03)	—		(0.03)	$10.01	0.36%	$8,294	4.87%	4.87%	0.35%	0.42%

DoubleLine Ultra Short Bond Fund - Class N:
3/31/2020		$10.04	0.20	(0.22)	(0.02)	(0.19)	—	[5]	(0.19)	$9.83	(0.19)%	$2,793	0.48%	0.48%	0.48%	1.94%
3/31/2019		$10.03	0.22	(0.01)	0.21	(0.20)	—	[5]	(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018		$10.02	0.09	—	0.09	(0.08)	—	[5]	(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%
3/31/2017	[2]	$10.00	0.01	0.01	0.02	—	—		—	$10.02	0.20%	$125	5.42%	5.42%	0.60%	0.11%

													For the Year or Period Ended
													3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]													60%	128%	74%	79%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on June 30, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	123

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced International CAPE® - Class I:
3/31/2020		$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019		$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018		$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%
3/31/2017	[2]	$10.00	0.03	0.85	0.88	(0.02)	—	(0.02)	$10.86	8.76%	$19,384	7.10%	7.10%	0.64%	0.72%

DoubleLine Shiller Enhanced International CAPE® - Class N:
3/31/2020		$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019		$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018		$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%
3/31/2017	[2]	$10.00	0.02	0.85	0.87	(0.01)	—	(0.01)	$10.86	8.72%	$11,499	4.93%	4.93%	0.89%	0.58%

												For the Year or Period Ended
												3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]												48%	72%	69%	38%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 23, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Colony Real Estate and Income Fund - Class I:
3/31/2020		$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019	[2]	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Colony Real Estate and Income Fund - Class N:
3/31/2020		$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019	[2]	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

														For the Year or Period Ended
														3/31/2020	3/31/2019
Portfolio turnover rate for all share classes[3]														100%	70%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 17, 2018.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
3/31/2020	[2]	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
3/31/2020	[2]	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

															For the Year or Period Ended
															3/31/2020
Portfolio turnover rate for all share classes[3]															13%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on June 28, 2019.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Income Fund - Class I:
3/31/2020	[2]	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
3/31/2020	[2]	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

															For the Year or Period Ended
															3/31/2020
Portfolio turnover rate for all share classes[3]															33%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on September 3, 2019.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2020	125

Notes to Financial Statements	March 31, 2020

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 19 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report. Shares of the DoubleLine Emerging Markets Local Currency Bond Fund are currently only available for purchase by employees and officers of DoubleLine Capital LP (“DoubleLine Capital”) and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), their affiliates and their family members, and the Advisers and their affiliates.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified Funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

126	DoubleLine Funds Trust

March 31, 2020

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and

Annual Report	March 31, 2020	127

Notes to Financial Statements (Cont.)	March 31, 2020

reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2020:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$563,956,900	$256,582,852	$47,713,735	$6,761,586	$208,714,230	$4,639

Affiliated Mutual Funds	56,624,814	1,431,115,712	—	8,525,241	46,800,000	—

Exchange Traded Funds and Common Stocks	—	391,459	564,389	—	220,642	—

Total Level 1	620,581,714	1,688,090,023	48,278,124	15,286,827	255,734,872	4,639

Level 2

US Government and Agency Mortgage Backed Obligations	24,555,598,048	2,092,321,640	—	5,846,209	524,906,795	—

Non-Agency Residential Collateralized Mortgage Obligations	13,229,560,579	960,482,248	—	9,366,708	1,240,670,430	—

US Government and Agency Obligations	4,630,540,646	2,528,397,491	—	—	577,549,740	—

Non-Agency Commercial Mortgage Backed Obligations	3,901,674,990	606,172,885	—	—	1,056,567,816	—

Collateralized Loan Obligations	2,080,168,663	244,835,524	—	—	922,763,064	—

Asset Backed Obligations	1,801,461,818	282,267,697	—	—	562,100,432	—

US Corporate Bonds	—	1,411,631,571	—	—	391,090,799	18,470,291

Foreign Corporate Bonds	—	1,208,802,794	784,786,004	—	977,130,370	578,379

Bank Loans	—	360,936,086	—	—	156,321,045	166,721,854

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	44,019,443	11,194,072	—	64,277,265	—

Municipal Bonds	—	10,939,156	—	—	—	—

Other Short Term Investments	—	4,147,544	—	4,498,753	—	—

Warrants	—	—	—	—	—	—

Total Level 2	50,199,004,744	9,754,954,079	795,980,076	19,711,670	6,473,377,756	185,770,524

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	287,008,925	37,079,855	—	896,350	—	—

Collateralized Loan Obligations	1,262,832	—	—	72,621	—	—

Non-Agency Commercial Mortgage Backed Obligations	—	3,227,418	—	—	—	—

Foreign Corporate Bonds	—	51,002	82,503	—	—	—

Total Level 3	288,271,757	40,358,275	82,503	968,971	—	—

Total	$51,107,858,215	$11,483,402,377	$844,340,703	$35,967,468	$6,729,112,628	$185,775,163

Other Financial Instruments

Level 1

Futures Contracts	$100,579,104	$—	$—	$996,712	$—	$—

Total Level 1	$100,579,104	—	—	996,712	—	—

Level 2

Excess Return Swaps	—	—	—	(1,609,737)	—	—

Total Level 2	—	—	—	(1,609,737)	—	—

Level 3	—	—	—	—	—	—

Total	$100,579,104	$—	$—	$(613,025)	$—	$—

128	DoubleLine Funds Trust

March 31, 2020

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$791,132,217	$30,424,641	$26,624,176	$4,166,697	$33,496,177	$75,301,165

Affiliated Mutual Funds	195,175,073	105,830,380	—	—	—	—

Exchange Traded Funds and Common Stocks	—	25,517	52,482	—	—	—

Total Level 1	986,307,290	136,280,538	26,676,658	4,166,697	33,496,177	75,301,165

Level 2

US Government and Agency Obligations	1,465,911,918	38,051,300	—	37,502,989	—	327,544,626

Collateralized Loan Obligations	845,376,131	169,647,451	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	820,962,432	244,947,807	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	776,440,360	118,517,556	—	—	—	—

Foreign Corporate Bonds	562,597,491	167,109,127	152,620,134	—	—	—

Asset Backed Obligations	450,362,412	46,982,889	—	—	—	—

US Government and Agency Mortgage Backed Obligations	353,582,323	6,443,985	—	64,823,396	—	—

US Corporate Bonds	342,812,739	79,113,421	—	—	—	—

Bank Loans	246,023,526	54,546,251	—	—	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	10,511,436	1,761,644	16,361,580	—	—	799,493,955

Other Short Term Investments	—	—	—	—	112,924,774	—

Warrants	—	—	—	—	—	—

Total Level 2	5,874,580,768	927,121,431	168,981,714	102,326,385	112,924,774	1,127,038,581

Level 3

Non-Agency Commercial Mortgage Backed Obligations	2,108,709	444,116	—	—	—	—

Foreign Corporate Bonds	1,498	1,500	4,494	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	20,518,003	—	—	—	—

Collateralized Loan Obligations	—	180,404	—	—	—	—

Total Level 3	2,110,207	21,144,023	4,494	—	—	—

Total	$6,862,998,265	$1,084,545,992	$195,662,866	$106,493,082	$146,420,951	$1,202,339,746

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$1,482,437	$—	$—

Total Level 1	—	—	—	1,482,437	—	—

Level 2

Excess Return Swaps	(1,052,976,447)	—	—	—	(24,984,596)	—

Forward Currency Exchange Contracts	—	—	—	—	—	630,828

Total Level 2	(1,052,976,447)	—	—	—	(24,984,596)	630,828

Level 3	—	—	—	—	—	—

Total	$(1,052,976,447)	$—	$—	$1,482,437	$(24,984,596)	$630,828

Annual Report	March 31, 2020	129

Notes to Financial Statements (Cont.)	March 31, 2020

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$47,850,445	$26,100,901	$9,162,254	$14,040,691	$750,904	$7,217,796

Affiliated Mutual Funds	—	—	2,371,933	—	—	—

Total Level 1	47,850,445	26,100,901	11,534,187	14,040,691	750,904	7,217,796

Level 2

Asset Backed Obligations	204,496,921	—	1,190,968	7,754,199	—	10,187,712

US Corporate Bonds	161,079,001	87,294,792	2,659,316	6,039,632	—	—

Foreign Corporate Bonds	87,674,681	48,767,183	1,983,177	4,896,362	501,360	—

Commercial Paper	—	54,915,716	—	—	—	—

US Government and Agency Mortgage Backed Obligations	—	17,738,321	4,588,153	9,408,818	—	—

US Government and Agency Obligations	—	—	10,798,973	38,891,998	—	5,781,191

Non-Agency Residential Collateralized Mortgage Obligations	—	—	5,678,202	9,814,060	—	16,455,860

Collateralized Loan Obligations	—	—	5,354,034	12,907,362	—	9,126,209

Non-Agency Commercial Mortgage Backed Obligations	—	—	4,794,010	11,653,828	—	20,351,793

Bank Loans	—	—	—	2,415,473	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	—	257,621	7,284,814	—

Total Level 2	453,250,603	208,716,012	37,046,833	104,039,353	7,786,174	61,902,765

Level 3

Foreign Corporate Bonds	9,904,084	—	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	—	—	1,074,676

Total Level 3	9,904,084	—	—	—	—	1,074,676

Total	$511,005,132	$234,816,913	$48,581,020	$118,080,044	$8,537,078	$70,195,237

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Total Level 1	—	—	—	—	—	—

Level 2

Forward Currency Exchange Contracts	—	—	(1,058,749)	—	—	—

Excess Return Swaps	—	—	(7,643,472)	(17,343,289)	—	—

Total Level 2	—	—	(8,702,221)	(17,343,289)	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$(8,702,221)	$(17,343,289)	$—	$—

See the Schedules of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Multi-Asset Growth Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$1,042,150	$—	$(137,477)	$(8,323)	$—	$—	$—	$—	$896,350	$(137,477)
Collateralized Loan Obligations	—	—	—	—	—	—	72,621	—	72,621	—
Total	$1,042,150	$—	$(137,477)	$(8,323)	$—	$—	$72,621	$—	$968,971	$(137,477)

130	DoubleLine Funds Trust

March 31, 2020

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Backed Obgligations	$31,930,691	$35,215	$(6,302,208)	$423,233	$397,954	$(212,407)	$—	$(5,754,475)	$20,518,003	$(4,540,909)
Non-Agency Commercial Mortgage Backed Obgligations	502,275	—	(58,159)	—	—	—	—	—	444,116	(58,159)
Collateralized Loan Obligations	—	—	—	—	—	—	180,404	—	180,404	—
Foreign Corporate Bonds	—	—	(195,500)	—	197,000	—	—	—	1,500	—
Total	$32,432,966	$35,215	$(6,555,867)	$423,233	$594,954	$(212,407)	$180,404	$(5,754,475)	$21,144,023	$(4,599,068)

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020[3]
Investments in Securities
Foreign Corporate Bonds	$10,288,000	$(2,025)	$(79,683)	$(2,786)	$—	$(299,422)	$—	$—	$9,904,084	$(55,175)
Asset Backed Obligations	4,987,050	24,986	(14,992)	—	—	(4,997,044)	—	—	—	—
Total	$15,275,050	$22,961	$(94,675)	$(2,786)	$—	$(5,296,466)	$—	$—	$9,904,084	$(55,175)

DoubleLine Income Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020 [3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$—	$—	$(203,013)	$8,021	$1,269,668	$—	$—	$—	$1,074,676	$—

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Multi-Asset Growth Fund	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$896,350	Market Comparables		Market Quotes		$98.50 ($98.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$72,621	Market Comparables		Market Quotes		$7.26 ($7.26)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Annual Report	March 31, 2020	131

Notes to Financial Statements (Cont.)	March 31, 2020

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Backed Obgligations	$20,518,003	Market Comparables		Market Quotes		$69.02 - $98.50 ($88.01)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obgligations	$444,116	Market Comparables		Yields		33.00% (33.00% )	Increase in yields would have resulted in the decrease in the fair vale of the security

Collateralized Loan Obligations	$180,404	Market Comparables		Market Quotes		$72.16 ($72.16)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$1,500	Enterprise Values		EBITDA Multiples		5x - 6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security.

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Foreign Corporate Bonds	$9,904,084	Market Comparables		Market Quotes		$103.50 ($103.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$1,074,676	Market Comparables		Yields		12.02% (12.02%)	Increase in the yields would have resulted in the decrease in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2017-2019 (Federal) and 2016-2019 (CA) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2020, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2020. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial

132	DoubleLine Funds Trust

March 31, 2020

reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Multi-Asset Growth Fund as a result of this litigation is remote. As of March 31, 2020, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

Annual Report	March 31, 2020	133

Notes to Financial Statements (Cont.)	March 31, 2020

As of March 31, 2020, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015

Fund Net Assets	$36,286,436	$142,159,340

Subsidiary % of Fund Net Assets	22.94%	22.62%

Subsidiary Financial Statement Information

Net Assets	$8,323,929	$32,155,175

Total Income	197,387	2,056,596

Net Realized Gain/(Loss)	(876,378)	(90,350,924)

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Colony Real Estate and Income Fund, engaged DoubleLine Capital LP to serve as sub-adviser to the DoubleLine Colony Real Estate and Income Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Colony Real Estate and Income Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2020. DoubleLine Colony Real Estate and Income Fund’s expense limitation is expected to apply until at least December 11, 2020. DoubleLine Emerging Markets Local Currency Bond Fund’s expense limitation is expected to apply until at least June 26, 2021. DoubleLine Income Fund’s expense limitation is expected to apply until at least September 2, 2021. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A	N/A

134	DoubleLine Funds Trust

March 31, 2020

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2021	2022	2023

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$70,875

DoubleLine Low Duration Bond Fund	$—	$—	$3

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$613,726	$119,396	$91,791

DoubleLine Long Duration Total Return Bond Fund	$101,274	$36,189	$31,792

DoubleLine Strategic Commodity Fund (Consolidated)	$90,794	$18,303	$47,728

DoubleLine Ultra Short Bond Fund	$30,967	$—	$—

DoubleLine Shiller Enhanced International CAPE®	$389,095	$236,220	$93,238

DoubleLine Colony Real Estate and Income Fund	$—	$186,881	$310,642

DoubleLine Emerging Markets Local Currency Fund	$—	$—	$393,049

DoubleLine Income Fund	$—	$—	$229,850

For the year ended March 31, 2020, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Multi-Asset Growth Fund (Consolidated)	$38,244

DoubleLine Strategic Commodity Fund (Consolidated)	$104,775

The DoubleLine Multi-Asset Growth Fund reimbursed certain operating expenses of $8,645 during the current fiscal year and subsequently was able to recoup $8,645 within the current fiscal year.

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2020.

DoubleLine Total Return Bond Fund	$267,591

DoubleLine Core Fixed Income Fund	$7,093,767

DoubleLine Multi-Asset Growth Fund (Consolidated)	$161,777

DoubleLine Low Duration Bond Fund	$247,417

DoubleLine Shiller Enhanced CAPE®	$395,489

DoubleLine Flexible Income Fund	$505,948

DoubleLine Shiller Enhanced International CAPE®	$18,117

DoubleLine Colony Real Estate and Income Fund	$10,974

Annual Report	March 31, 2020	135

Notes to Financial Statements (Cont.)	March 31, 2020

As of March 31, 2020, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	77%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	85%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	55%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	9%	DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund	24%	DoubleLine Low Duration Bond Fund

DoubleLine Ultra Short Bond Fund	83%	DoubleLine Shiller Enhanced CAPE®

DoubleLine Income Fund	81%	DoubleLine Total Return Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2020:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	56%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ distributor.

136	DoubleLine Funds Trust

March 31, 2020

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended March 31, 2020 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$15,545,936,414	$13,685,950,475	$4,264,995,750	$2,370,342,695

DoubleLine Core Fixed Income Fund	$3,456,030,232	$3,076,952,658	$2,367,983,532	$1,988,732,765

DoubleLine Emerging Markets Fixed Income Fund	$423,814,047	$543,058,596	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$11,897,896	$137,524,452	$—	$—

DoubleLine Low Duration Bond Fund	$3,698,336,420	$3,672,626,470	$538,289,502	$456,359,000

DoubleLine Floating Rate Fund	$186,042,298	$427,298,929	$—	$—

Doubleline Shiller Enhanced CAPE®	$3,768,674,481	$3,164,875,704	$1,157,839,000	$535,869,121

DoubleLine Flexible Income Fund	$478,399,390	$445,141,750	$96,682,321	$102,571,144

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$132,611,539	$173,900,906	$—	$—

DoubleLine Selective Credit Fund	$556,104,861	$323,308,758	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$4,657,129	$10,836,908	$44,020,363	$24,788,445

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$199,009,298	$176,326,183	$150,185,635	$62,489,690

DoubleLine Infrastructure Income Fund	$48,962,165	$60,264,534	$5,512,246	$5,423,086

DoubleLine Ultra Short Bond Fund	$129,953,149	$85,872,836	$—	$—

Doubleline Shiller Enhanced International CAPE	$15,683,110	$39,915,744	$9,058,877	$5,100,561

Doubleline Colony Real Estate and Income Fund	$69,073,385	$80,283,989	$43,878,383	$23,741,665

DoubleLine Emerging Markets Local Currency Bond Fund	$9,479,002	$783,035	$—	$—

DoubleLine Income Fund	$106,881,334	$32,716,609	$20,377,477	$14,772,680

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2020		Period Ended March 31, 2019

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,919,288,276	$—	$1,815,432,826	$—

DoubleLine Core Fixed Income Fund	$416,891,736	$—	$368,044,606	$—

DoubleLine Emerging Markets Fixed Income Fund	$55,700,452	$—	$42,188,421	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$3,629,192	$—	$6,736,113	$—

DoubleLine Low Duration Bond Fund	$229,234,859	$—	$187,300,764	$—

DoubleLine Floating Rate Fund	$16,390,217	$—	$30,699,519	$—

Doubleline Shiller Enhanced CAPE®	$199,768,063	$199,675,345	$171,498,030	$520,841,008

DoubleLine Flexible Income Fund	$60,733,628	$—	$57,222,133	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$8,869,343	$—	$5,656,066	$148,364

DoubleLine Long Duration Total Return Bond Fund	$2,329,767	$2,086,988	$2,231,875	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$3,803,679	$—	$5,581,183	$—

DoubleLine Global Bond Fund	$13,226,966	$65,342	$9,826,720	$—

DoubleLine Infrastructure Income Fund	$17,765,355	$—	$17,600,337	$88,676

DoubleLine Ultra Short Bond Fund	$6,549,034	$25,979	$5,966,067	$11,100

Doubleline Shiller Enhanced International CAPE®	$1,702,526	$—	$3,041,578	$3,079,477

Doubleline Colony Real Estate and Income Fund	$4,628,661	$—	$575,909	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$119,842	$—	$—	$—

DoubleLine Income Fund	$2,236,321	$—	$—	$—

Annual Report	March 31, 2020	137

Notes to Financial Statements (Cont.)	March 31, 2020

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2020, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$51,927,248,855	$11,730,181,775	$1,039,677,874	$41,941,433	$7,072,803,289	$213,375,481

Gross Tax Unrealized Appreciation	2,595,712,488	468,603,687	2,697,521	5,789,904	32,447,946	169,716

Gross Tax Unrealized Depreciation	(3,314,524,024)	(715,383,085)	(198,034,692)	(12,376,894)	(376,138,607)	(27,770,034)

Net Tax Unrealized Appreciation (Depreciation)	(718,811,536)	(246,779,398)	(195,337,171)	(6,586,990)	(343,690,661)	(27,600,318)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$7,251,024,191	$1,271,488,136	$207,580,216	$97,739,677	$145,865,891	$1,206,881,196

Gross Tax Unrealized Appreciation	1,096,495,357	3,137,994	254,190	12,341,229	53,506,912	35,869,354

Gross Tax Unrealized Depreciation	(2,537,497,730)	(190,080,138)	(12,171,540)	(2,105,387)	(77,936,448)	(39,779,976)

Net Tax Unrealized Appreciation (Depreciation)	(1,441,002,373)	(186,942,144)	(11,917,350)	10,235,842	(24,429,536)	(3,910,622)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emering Markets Local Currency Bond Fund	DoubleLine Income Fund

Tax Cost of Investments	$537,482,329	$239,929,941	$49,779,619	$123,005,645	$9,790,734	$85,433,215

Gross Tax Unrealized Appreciation	5,525,260	30,283	2,100,836	826,029	10,404	721,979

Gross Tax Unrealized Depreciation	(32,002,457)	(5,143,311)	(12,001,656)	(23,094,919)	(1,264,060)	(15,959,957)

Net Tax Unrealized Appreciation (Depreciation)	(26,477,197)	(5,113,028)	(9,900,820)	(22,268,890)	(1,253,656)	(15,237,978)
As of March 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(718,811,536)	$(246,779,398)	$(195,337,171)	$(6,586,990)	$(343,690,661)	$(27,600,318)

Undistributed Ordinary Income	40,206,937	10,311,183	1,272,857	198,765	4,946,775	562,202

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	40,206,937	10,311,183	1,272,857	198,765	4,946,775	562,202

Other Accumulated Gains (Losses)	(2,937,329,094)	(134,205,721)	(39,339,792)	(9,483,839)	(96,166,778)	(33,538,263)

Total Accumulated Earnings (Losses)	(3,615,933,693)	(370,673,936)	(233,404,106)	(15,872,064)	(434,910,664)	(60,576,379)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$(1,441,002,373)	$(186,942,144)	$(11,917,350)	$10,235,842	$(24,429,536)	$(3,910,622)

Undistributed Ordinary Income	5,318,974	1,505,077	290,707	2,740,160	525,574	—

Undistributed Long Term Capital Gains	—	—	—	2,372,616	—	428,833

Total Distributable Earnings	5,318,974	1,505,077	290,707	5,112,776	525,574	428,833

Other Accumulated Gains (Losses)	(246,765,820)	(36,013,516)	(55,952)	(125,050)	(2,744)	(3,158,411)

Total Accumulated Earnings (Losses)	(1,682,449,219)	(221,450,583)	(11,682,595)	15,223,568	(23,906,706)	(6,640,200)

138	DoubleLine Funds Trust

March 31, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emering Markets Local Currency Bond Fund	DoubleLine Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$(26,477,197)	$(5,113,028)	$(9,900,820)	$(22,268,890)	$(1,253,656)	$(15,237,978)

Undistributed Ordinary Income	1,123,803	332,848	27,599	264,915	781	34,194

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	1,123,803	332,848	27,599	264,915	781	34,194

Other Accumulated Gains (Losses)	(3,863,063)	(749,151)	(15,726,829)	(1,351,035)	(115,972)	(1,530,077)

Total Accumulated Earnings (Losses)	(29,216,457)	(5,529,331)	(25,600,050)	(23,355,010)	(1,368,847)	(16,733,861)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2020, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$2,901,867,765	Indefinite

DoubleLine Core Fixed Income Fund	$124,722,744	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$39,735,267	Indefinite

DoubleLine Multi-Asset Growth Fund	$9,218,282	Indefinite

DoubleLine Low Duration Bond Fund	$92,930,384	Indefinite

DoubleLine Floating Rate Fund	$32,986,522	Indefinite

DoubleLine Flexible Income Fund	$34,900,596	Indefinite

DoubleLine Infrastructure Income Fund	$3,080,796	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$15,711,337	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$99,440	Indefinite

DoubleLine Income Fund	$1,216,762	Indefinite

As of March 31, 2020, the following funds deferred, on a tax basis, losses of:

	Post- October Loss	Late-Year Loss

DoubleLine Shiller Enhanced CAPE®	$242,461,710	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$108,432	$—

DoubleLine Global Bond Fund	$—	$2,215,468

DoubleLine Ultra Short Bond Fund	$400,188	$—

DoubleLine Colony Real Estate and Income Fund	$1,115,928	$—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2020, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Total Return Bond Fund	$176,332,203	$(176,332,203)	$—

DoubleLine Core Fixed Income Fund	$9,009,468	$(9,009,468)	$—

DoubleLine Emerging Markets Fixed Income Fund	$524,131	$(524,131)	$—

Annual Report	March 31, 2020	139

Notes to Financial Statements (Cont.)	March 31, 2020

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital

DoubleLine Multi-Asset Growth Fund (Consolidated)	$321,953	$473,009	$(794,962)

DoubleLine Low Duration Bond Fund	$2,508,679	$(2,508,679)	$—

DoubleLine Floating Rate Fund	$16,264	$(16,264)	$—

DoubleLine Shiller Enhanced CAPE®	$3,634,142	$(20,459,181)	$16,825,039

DoubleLine Flexible Income Fund	$2,372,225	$(2,372,225)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$117,647	$(117,647)	$—

DoubleLine Long Duration Total Return Bond Fund	$161	$(161)	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$(1,154,555)	$90,350,924	$(89,196,369)

DoubleLine Global Bond Fund	$(5,427,398)	$5,427,398	$—

DoubleLine Infrastructure Income Fund	$388,466	$(388,466)	$—

DoubleLine Ultra Short Bond Fund	$(23,318)	$23,318	$—

DoubleLine Shiller Enhanced International CAPE®	$(16,537)	$16,537	$—

DoubleLine Colony Real Estate and Income Fund	$111,740	$(111,740)	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$(133,274)	$133,274	$—

DoubleLine Income Fund	$(13,011)	$13,011	$—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,419,527,206	$15,174,230,767	1,490,179,137	$15,510,544,602	324,932,983	$3,595,489,519	464,583,673	$4,957,014,783

Class N	198,485,947	2,119,734,154	183,601,877	1,910,373,756	22,072,348	243,793,205	22,061,542	235,534,950

Class R6	6,657,384	72,854,434	—	—	10,510,242	117,224,464	—	—

Reinvested Dividends

Class I	122,654,917	1,310,680,892	116,927,597	1,216,005,602	23,384,493	258,441,781	21,266,340	227,044,296

Class N	19,439,883	207,646,224	20,756,543	215,731,862	2,138,592	23,618,740	2,534,350	27,030,113

Class R6	27,728	292,522	—	—	128,786	1,420,636	—	—

Shares Redeemed

Class I	(1,424,155,620)	(15,179,050,825)	(1,561,094,553)	(16,225,662,105)	(324,432,292)	(3,571,368,311)	(368,274,555)	(3,923,381,287)

Class N	(240,153,238)	(2,567,148,680)	(359,862,616)	(3,741,093,186)	(35,360,020)	(388,343,400)	(41,791,012)	(445,241,562)

Class R6	(434,514)	(4,594,528)	—	—	(8,780)	(100,000)	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	102,049,693	$1,134,644,960	(109,492,015)	$(1,114,099,469)	23,366,352	$280,176,634	100,380,338	$1,078,001,293

140	DoubleLine Funds Trust

March 31, 2020

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	47,202,020	$496,223,444	49,438,398	$504,827,778	1,645,387	$15,385,456	3,149,417	$28,788,520

Class N	10,123,471	106,118,057	8,624,137	88,009,516	—	—	—	—

Class A	—	—	—	—	4,424,651	40,672,511	10,395,458	94,432,779

Reinvested Dividends

Class I	3,198,800	33,170,752	2,558,655	26,044,732	68,490	612,445	108,061	986,751

Class N	462,629	4,799,019	399,647	4,071,656	—	—	—	—

Class A	—	—	—	—	18,062	162,839	42,502	385,282

Shares Redeemed

Class I	(56,059,511)	(569,212,146)	(50,744,106)	(518,520,307)	(4,415,047)	(40,122,522)	(5,152,073)	(46,888,464	)#

Class N	(12,560,686)	(127,795,738)	(12,102,876)	(123,607,795)	—	—	—	—

Class A	—	—	—	—	(21,374,834)	(195,576,787)	(7,371,729)	(66,960,743	)#

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(7,633,277)	$(56,696,612)	(1,826,145)	$(19,174,420)	(19,633,291)	$(178,866,058)	1,171,636	$10,744,125

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	413,299,047	$4,142,041,555	391,622,024	$3,891,548,519	4,897,503	$46,272,444	23,857,689	$235,473,395

Class N	68,201,797	683,148,009	53,547,553	531,783,254	2,844,946	27,251,918	6,681,284	65,821,008

Class R6	38,536	371,585	—	—	—	—	—	—

Reinvested Dividends

Class I	14,612,138	145,904,774	11,776,968	116,992,306	642,036	6,126,407	1,187,834	11,628,545

Class N	3,383,533	33,746,613	3,256,885	32,321,353	212,025	2,022,529	313,544	3,072,852

Class R6	283	2,785	—	—	—	—	—	—

Shares Redeemed

Class I	(418,140,806)	(4,156,392,730)	(264,585,052)	(2,629,407,787)	(24,754,479)	(232,990,598)^	(31,064,172)	(302,614,569	)~

Class N	(64,123,211)	(637,373,765)	(52,645,346)	(522,909,938)	(8,984,612)	(85,788,588)^	(9,558,966)	(93,271,217	)~

Class R6	—	—	—	—	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	17,271,317	$211,448,826	142,973,032	$1,420,327,707	(25,142,581)	$(237,105,888)	(8,582,787)	$(79,889,986)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	213,871,084	$3,255,382,681	151,929,898	$2,267,115,217	60,811,160	$587,177,744	59,682,054	$577,648,219

Class N	63,934,509	968,063,993	40,052,173	604,670,228	18,048,736	174,437,169	13,525,967	130,809,752

Class R6	10,276	162,682	—	—	10,267	100,000	—	—

Reinvested Dividends

Class I	16,977,686	261,778,092	31,787,951	450,246,732	3,760,894	36,060,759	3,775,328	36,469,886

Class N	3,632,280	56,263,787	8,856,673	124,462,493	934,670	8,941,661	855,875	8,260,527

Class R6	358	5,500	—	—	297	2,816	—	—

Shares Redeemed

Class I	(143,599,930)	(1,972,998,010)	(139,483,637)	(2,028,238,261)	(73,191,440)	(682,283,958)	(53,356,139)	(515,250,500)

Class N	(44,377,265)	(647,384,753)	(34,219,885)	(508,122,667)	(13,080,764)	(122,209,441)	(12,760,234)	(123,295,718)

Class R6	(5)	(73)	—	—	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	110,448,993	$1,921,273,899	58,923,173	$910,133,742	(2,706,180)	$2,226,750	11,722,851	$114,642,166

Annual Report	March 31, 2020	141

Notes to Financial Statements (Cont.)	March 31, 2020

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	6,511,312	$64,411,677	13,253,315	$127,800,155	2,475,975	$26,253,003	1,453,308	$13,757,195

Class N	950,189	9,409,964	1,624,940	15,708,751	1,624,424	17,424,363	1,787,097	17,180,959

Reinvested Dividends

Class I	474,868	4,692,687	268,895	2,596,179	93,786	994,938	31,489	298,458

Class N	70,197	694,641	82,239	794,132	61,399	649,692	34,051	323,273

Shares Redeemed

Class I	(7,843,036)	(76,698,056)	(8,026,631)	(77,362,377)	(1,825,854)	(19,401,359)	(476,449)	(4,527,596)

Class N	(1,668,978)	(16,475,093)	(5,214,706)	(50,304,061)	(1,412,741)	(14,926,614)	(1,505,170)	(14,329,963)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,505,448)	$(13,964,180)	1,988,052	$19,232,779	1,016,989	$10,994,023	1,324,326	$12,702,326

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	20,623,212	$183,631,088	51,965,097	$516,765,655	19,247,504	$200,229,741	41,896,109	$431,191,745

Class N	1,911,244	17,239,232	4,278,833	43,053,774	87,124	903,488	454,642	4,665,810

Reinvested Dividends

Class I	348,516	3,213,314	492,779	4,381,702	8,715	91,029	11,116	112,997

Class N	36,492	334,269	64,971	573,842	5,694	59,631	24,717	250,561

Shares Redeemed

Class I	(49,835,301)	(411,996,736)	(27,846,073)	(265,573,494)	(2,555,226)	(26,434,299)	(1,374,705)	(13,942,614)

Class N	(5,009,510)	(43,737,335)	(4,339,895)	(41,915,785)	(1,487,227)	(15,520,722)	(1,613,491)	(16,291,034)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(31,925,347)	$(251,316,168)	24,615,712	$257,285,694	15,306,584	$159,328,868	39,398,388	$405,987,465

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	2,567,017	$26,138,314	4,224,035	$41,902,955	13,315,273	$133,720,564	13,957,515	$140,002,062

Class N	920,832	9,590,935	302,384	3,006,495	373,762	3,749,983	310,286	3,115,733

Reinvested Dividends

Class I	49,970	517,158	82,364	816,483	67,680	678,943	53,340	534,792

Class N	9,293	95,470	27,897	276,193	7,040	70,733	3,341	33,526

Shares Redeemed

Class I	(2,940,267)	(30,060,535)	(4,570,223)	(45,235,490)	(13,157,246)	(131,840,786)	(7,159,074)	(71,734,991)

Class N	(170,711)	(1,732,790)	(2,004,820)	(19,826,866)	(347,238)	(3,488,272)	(90,656)	(910,228)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	436,134	$4,548,552	(1,938,363)	$(19,060,230)	259,271	$2,891,165	7,074,752	$71,040,894

142	DoubleLine Funds Trust

March 31, 2020

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020		Period Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,678,761	$17,835,556	1,839,855	$18,854,935	1,634,476	$19,520,897	10,736,749	$108,929,014

Class N	740,096	7,485,413	802,298	8,490,189	280,709	3,262,973	392,524	4,227,770

Reinvested Dividends

Class I	75,291	782,116	331,862	3,274,802	45,274	522,681	5,314	55,692

Class N	45,512	472,474	193,658	1,915,570	14,102	162,272	925	10,283

Shares Redeemed

Class I	(2,450,928)	(23,334,333)	(4,938,424)	(52,154,309)	(1,327,759)	(12,401,165)	(18,044)	(193,793)

Class N	(1,091,672)	(10,995,774)	(1,630,229)	(17,044,623)	(233,942)	(2,571,293)	(6,653)	(72,475)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,002,940)	$(7,754,548)	(3,400,980)	$(36,663,436)	412,860	$8,496,365	11,110,815	$112,956,491

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund

	Period Ended March 31, 2020		Period Ended March 31, 2020

	Shares	Amount	Shares	Amount

Shares Sold

Class I	990,000	$9,900,000	9,700,301	$96,648,583

Class N	10,000	100,000	112,263	1,111,380

Reinvested Dividends

Class I	12,331	118,826	27,151	260,324

Class N	105	1,016	1,435	13,697

Shares Redeemed

Class I	—	—	(1,078,584)	(10,744,370)

Class N	—	—	(40,116)	(383,413)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,012,436	$10,119,842	8,722,450	$86,906,201

^	Net of redemption fees of $13,891 and $4,763 for Class I and Class N, respectively.

#	Net of redemption fees of $731 and $1,737 for Class I and Class A, respectively.

~	Net of redemption fees of $135,897 and $43,503 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

Annual Report	March 31, 2020	143

Notes to Financial Statements (Cont.)	March 31, 2020

For the year ended March 31, 2020, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$558,473	$48,018	$606,491

DoubleLine Core Fixed Income Fund	163,175	11,097	174,272

DoubleLine Emerging Markets Fixed Income Fund	13,052	1,098	14,150

DoubleLine Multi-Asset Growth Fund (Consolidated)	2,572	109	2,681

DoubleLine Low Duration Bond Fund	96,852	6,724	103,576

DoubleLine Floating Rate Fund	7,068	294	7,362

DoubleLine Shiller Enhanced CAPE®	85,775	6,912	92,687

DoubleLine Flexible Income Fund	16,174	1,278	17,452

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,402	201	2,603

DoubleLine Long Duration Total Return Bond Fund	967	80	1,047

DoubleLine Strategic Commodity Fund (Consolidated)	7,238	366	7,604

DoubleLine Global Bond Fund	11,994	1,067	13,061

DoubleLine Infrastructure Income Fund	7,134	488	7,622

DoubleLine Ultra Short Bond Fund	2,311	275	2,586

DoubleLine Shiller Enhanced International CAPE®	1,027	58	1,085

DoubleLine Colony Real Estate and Income Fund	1,788	124	1,912

DoubleLine Emerging Markets Local Currency Bond Fund	587	7	594

DoubleLine Income Fund	753	50	803

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the year ended March 31, 2020 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Average Market Value

Futures Contracts - Long	$22,947,476	$492,449	$—	$860,035	$—	$—	$—	$—

Futures Contracts - Short	—	17,740	—	(626,914)	—	—	—	—

Average Notional Balance

Excess Return Swaps - Long	—	34,140,000	6,794,800,000	—	334,140,000	—	51,660,000	120,064,000

Excess Return Swaps - Short	—	3,576,000	—	—	47,860,000	—	—	—

Interest Rate Swaps	—	15,000,000	—	—	—	—	—	—

Forward Currency Exchange Contracts	—	27,799,154	—	—	—	45,068,550	69,615,525	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to

144	DoubleLine Funds Trust

March 31, 2020

determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Annual Report	March 31, 2020	145

Notes to Financial Statements (Cont.)	March 31, 2020

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$630,828	$—	$630,828
DoubleLine Shiller Enhanced International CAPE®	—	—	(1,058,749)	—	(1,058,749)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$100,579,104	$100,579,104
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	798,494	5,041	193,177	996,712
DoubleLine Long Duration Total Return Bond Fund	—	—	—	1,482,437	1,482,437
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$47,319	$(1,657,056)	$—	$—	$(1,609,737)
DoubleLine Shiller Enhanced CAPE®	—	(1,052,976,447)	—	—	(1,052,976,447)
DoubleLine Strategic Commodity Fund (Consolidated)	(24,984,596)	—	—	—	(24,984,596)
DoubleLine Shiller Enhanced International CAPE®	—	(7,643,472)	—	—	(7,643,472)
DoubleLine Colony Real Estate and Income Fund	—	(17,343,289)	—	—	(17,343,289)

146	DoubleLine Funds Trust

March 31, 2020

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(237,704)	$—	$(237,704)
DoubleLine Global Bond Fund	—	—	5,898,506	—	5,898,506
DoubleLine Shiller Enhanced International CAPE®	—	—	(3,286,136)	—	(3,286,136)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$36,443,581	$36,443,581
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(3,166,099)	(243,698)	1,164,522	(2,245,275)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	2,732,686	2,732,686
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(879,733)	$3,621,768	$—	$(166,091)	$2,575,944
DoubleLine Shiller Enhanced CAPE®	—	81,171,310	—	—	81,171,310
DoubleLine Strategic Commodity Fund (Consolidated)	(90,603,568)	—	—	—	(90,603,568)
DoubleLine Shiller Enhanced International CAPE®	—	(276,308)	—	—	(276,308)
DoubleLine Colony Real Estate and Income Fund	—	1,731,657	—	—	1,731,657
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$51,280	$—	$51,280
DoubleLine Global Bond Fund	—	—	630,828	—	630,828
DoubleLine Shiller Enhanced International CAPE®	—	—	421,037	—	421,037
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$100,579,104	$100,579,104
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	380,103	60,281	(128,882)	311,502
DoubleLine Long Duration Total Return Bond Fund	—	—	—	1,271,528	1,271,528
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(44,951)	$(4,258,925)	$—	$—	$(4,303,876)
DoubleLine Shiller Enhanced CAPE®	—	(1,281,219,595)	—	—	(1,281,219,595)
DoubleLine Strategic Commodity Fund (Consolidated)	(27,469,186)	—	—	—	(27,469,186)
DoubleLine Shiller Enhanced International CAPE®	—	(10,859,552)	—	—	(10,859,552)
DoubleLine Colony Real Estate and Income Fund	—	(28,623,868)	—	—	(28,623,868)

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Annual Report	March 31, 2020	147

Notes to Financial Statements (Cont.)	March 31, 2020

As of March 31, 2020 the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$106,833	$59,514	$47,319	$—	$—	$47,319

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,716,570	$59,514	$1,657,056	$—	$1,520,000	$137,056

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$1,501,932	$1,501,932	$—	$—	$—	$—
Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,054,478,379	$1,501,932	$1,052,976,447	$969,081,695	$—	$83,894,752

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$728,381	$728,381	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$25,712,977	$728,381	$24,984,596	$8,909,596	$16,075,000	$—

148	DoubleLine Funds Trust

March 31, 2020

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$880,425	$—	$880,425	$—	$400,208	$480,217

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$249,597	$—	$249,597	$—	$—	$249,597

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$113,308	$35,235	$78,073	$—	$—	$78,073

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$1,172,057	$35,235	$1,136,822	$1,026,529	$—	$110,293

Swap Contracts	7,643,472	—	7,643,472	7,643,472	—	—

	$8,815,529	$35,235	$8,780,294	$8,670,001	$—	$110,293

DoubleLine Colony Real Estate and Income Fund

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$17,343,289	$—	$17,343,289	$8,343,289	$9,000,000	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with

Annual Report	March 31, 2020	149

Notes to Financial Statements (Cont.)	March 31, 2020

shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Prior to February 9, 2020, the amount available was $100,000,000. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the year ended March 31, 2020, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$10,854,000	$27,305,000	$24,550	$—	4.14%

DoubleLine Multi-Asset Growth Fund (Consolidated)	15,224,400	18,901,000	9,490	—	4.15%

DoubleLine Low Duration Bond Fund	8,000	8,000	1	—	5.00%

DoubleLine Floating Rate Fund	7,642,667	37,222,000	21,269	112,722	4.08%

DoubleLine Flexible Income Fund	7,448,400	21,331,000	2,845	—	2.75%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	922,600	5,474,000	1,829	—	4.65%

DoubleLine Long Duration Total Return Bond Fund	383,714	2,280,000	223	—	4.21%

DoubleLine Global Bond Fund	318,333	319,000	133	—	5.00%

DoubleLine Shiller Enhanced International CAPE®	1,404,000	1,404,000	107	—	2.75%

13.  Significant Shareholder Holdings

As of March 31, 2020, a single beneficial shareholder unaffiliated with the Funds held 89% of the outstanding Class I shares of DoubleLine Colony Real Estate and Income Fund and 86% of DoubleLine Colony Real Estate and Income Fund’s total outstanding shares. That shareholder may be deemed to control the DoubleLine Colony Real Estate and Income Fund and a redemption of all or a substantial portion of that shareholder’s investment in DoubleLine Colony Real Estate and Income Fund may adversely affect its investment performance.

As of March 31, 2020, unaffiliated shareholders owned 5% or more of the following Funds’ share classes:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Colony Real Estate and Income Fund - Class I	9,855,511	89%	86%

As of March 31, 2020, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Low Duration Bond Fund - Class R6	10,174	26%	0%

DoubleLine Shiller Enhanced CAPE® - Class R6	7,928	75%	0%

DoubleLine Flexible Income Fund - Class R6	10,564	100%	0%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,002,331	100%	100%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,105	100%	100%

DoubleLine Income Fund - Class I	1,016,427	12%	12%

DoubleLine Income Fund - Class N	10,254	14%	12%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

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14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire

Annual Report	March 31, 2020	151

Notes to Financial Statements (Cont.)	March 31, 2020

amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the

152	DoubleLine Funds Trust

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financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the the Fund’s portfolio, and the risk of loss in excess of invested capital.

Annual Report	March 31, 2020	153

Notes to Financial Statements (Cont.)	March 31, 2020

•

LIBOR risk:  the terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, reduce the effectiveness of new hedges placed against existing LIBOR-based investments, increased costs for certain LIBOR-related instruments or financing transactions and cause prolonged adverse market conditions for the Funds. All of the aforementioned may adversely affect the Funds’ performance or NAV.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the Fund’s investments in loans may be subject to risks associated with collateral impairment or access and risks associated with investing in unsecured loans; (xi) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel

154	DoubleLine Funds Trust

March 31, 2020

coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Annual Report	March 31, 2020	155

Notes to Financial Statements (Cont.)	March 31, 2020

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Subsequent Events

Effective April 30, 2020, the DoubleLine Long Duration Total Return Bond Fund reduced its Advisory Fee rate to 0.35% and lowered its expense caps. Under the revised expense caps, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the DoubleLine Long Duration Total Return Bond Fund for other ordinary operating expenses to the extent necessary to limit the Fund’s ordinary operating expenses to amounts not to exceed 0.55% for Class I shares and 0.80% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until April 30, 2021, except that they may be terminated by the Board at any time.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

156	DoubleLine Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—summary for DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund, and schedules of investments for DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund (eighteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund
DoubleLine Total Return Bond Fund(1)
DoubleLine Core Fixed Income Fund(1)
DoubleLine Emerging Markets Fixed Income Fund(1)
DoubleLine Multi-Asset Growth Fund (Consolidated)(1)
DoubleLine Low Duration Bond Fund(1)
DoubleLine Floating Rate Fund(1)
DoubleLine Shiller Enhanced CAPE®(1)
DoubleLine Flexible Income Fund(1)
DoubleLine Low Duration Emerging Markets Fixed Income Fund(1)
DoubleLine Long Duration Total Return Bond Fund(1)
DoubleLine Strategic Commodity Fund (Consolidated)(1)
DoubleLine Global Bond Fund(1)
DoubleLine Infrastructure Income Fund(1)
DoubleLine Ultra Short Bond Fund(1)
DoubleLine Shiller Enhanced International CAPE®(1)
DoubleLine Colony Real Estate and Income Fund(2)
DoubleLine Emerging Markets Local Currency Bond Fund(3)
DoubleLine Income Fund(4)

(1)	Statement of operations for the year ended March 31, 2020 and statement of changes in net assets for each of the two years in the period ended March 31, 2020

(2)

Statement of operations for the year ended March 31, 2020 and statement of changes in net assets for the year ended March 31, 2020 and for the period December 17, 2018 (commencement of operations) through March 31, 2019

(3)	Statement of operations and statement of changes in net assets for the period June 28, 2019 (commencement of operations) through March 31, 2020

(4)	Statement of operations and statement of changes in net assets for the period September 3, 2019 (commencement of operations) through March 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting

Annual Report	March 31, 2020	157

Report of Independent Registered Public Accounting Firm (Cont.)	March 31, 2020

Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 21, 2020

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

158	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) March 31, 2020

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/19 through 3/31/20. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/20	Expenses Paid During Period*[1]	Ending Account Value 3/31/20	Expenses Paid During Period*[1]

DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$991	$2.39	$1,023	$2.43

	Class N	0.73%	$1,000	$989	$3.63	$1,021	$3.69

	Class R6	0.45%	$1,000	$991	$2.24	$1,023	$2.28

DoubleLine Core Fixed Income Fund	Class I	0.41%	$1,000	$970	$2.02	$1,023	$2.07

	Class N	0.66%	$1,000	$969	$3.25	$1,022	$3.34

	Class R6	0.39%	$1,000	$970	$1.92	$1,023	$1.97

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.90%	$1,000	$864	$4.19	$1,021	$4.55

	Class N	1.15%	$1,000	$863	$5.36	$1,019	$5.81

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.08%	$1,000	$856	$5.01	$1,020	$5.45

	Class A	1.31%	$1,000	$856	$6.08	$1,018	$6.61

DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$962	$2.01	$1,023	$2.07

	Class N	0.66%	$1,000	$961	$3.24	$1,022	$3.34

	Class R6	0.39%	$1,000	$963	$1.91	$1,023	$1.97

Annual Report	March 31, 2020	159

Shareholder Expenses (Cont.)	(Unaudited) March 31, 2020

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/20	Expenses Paid During Period*[1]	Ending Account Value 3/31/20	Expenses Paid During Period*[1]

DoubleLine Floating Rate Fund	Class I	0.73%	$1,000	$904	$3.48	$1,021	$3.69

	Class N	0.98%	$1,000	$903	$4.66	$1,020	$4.95

DoubleLine Shiller Enhanced CAPE®	Class I	0.54%	$1,000	$784	$2.41	$1,022	$2.73

	Class N	0.79%	$1,000	$783	$3.52	$1,021	$3.99

	Class R6	0.49%	$1,000	$785	$2.19	$1,023	$2.48

DoubleLine Flexible Income Fund	Class I	0.68%	$1,000	$885	$3.21	$1,022	$3.44

	Class N	0.93%	$1,000	$884	$4.38	$1,020	$4.70

	Class R6	0.65%	$1,000	$886	$3.06	$1,022	$3.29

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$964	$2.90	$1,022	$2.98

	Class N	0.84%	$1,000	$963	$4.12	$1,021	$4.24

DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,113	$3.43	$1,022	$3.29

	Class N	0.90%	$1,000	$1,111	$4.75	$1,021	$4.55

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$763	$4.85	$1,020	$5.55

	Class N	1.35%	$1,000	$763	$5.95	$1,018	$6.81

DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$993	$2.74	$1,022	$2.78

	Class N	0.79%	$1,000	$991	$3.93	$1,021	$3.99

DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$931	$2.70	$1,022	$2.83

	Class N	0.81%	$1,000	$930	$3.91	$1,021	$4.09

DoubleLine Ultra Short Bond Fund	Class I	0.23%	$1,000	$986	$1.14	$1,024	$1.16

	Class N	0.48%	$1,000	$986	$2.38	$1,023	$2.43

DoubleLine Shiller Enhanced International CAPE®	Class I	0.63%	$1,000	$763	$2.78	$1,022	$3.18

	Class N	0.88%	$1,000	$762	$3.88	$1,021	$4.45

DoubleLine Colony Real Estate and Income Fund	Class I	0.61%	$1,000	$710	$2.61	$1,022	$3.08

	Class N	0.86%	$1,000	$709	$3.67	$1,021	$4.34

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$904	$4.28	$1,021	$4.55

	Class N	1.15%	$1,000	$903	$5.47	$1,019	$5.81

DoubleLine Income Fund	Class I	0.65%	$1,000	$829	$2.97	$1,022	$3.29

	Class N	0.91%	$1,000	$827	$4.16	$1,020	$4.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

160	DoubleLine Funds Trust

Growth of Investment	(Unaudited) March 31, 2020

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (4/6/2010)

DoubleLine Total Return Bond Fund Class I	2.97%	2.67%	5.61%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.36%	3.95%

DoubleLine Total Return Bond Fund Class R6	3.00%	2.68%	5.61%

DoubleLine Total Return Bond Fund Class N	2.71%	2.42%	5.36%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Total Return Bond Fund was 4/6/2010, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	161

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (6/1/2010)

DoubleLine Core Fixed Income Fund Class I	1.42%	2.35%	4.67%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.36%	3.75%

DoubleLine Core Fixed Income Fund Class R6	1.44%	2.35%	4.67%

DoubleLine Core Fixed Income Fund Class N	1.17%	2.07%	4.41%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Core Fixed Income Fund was 6/1/2010, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

162	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (4/6/2010)

DoubleLine Emerging Markets Fixed Income Fund Class I	(10.43)%	1.53%	3.84%

JP Morgan Emerging Markets Bond Index Global Diversified	(6.84)%	2.82%	4.92%

DoubleLine Emerging Markets Fixed Income Fund Class N	(10.68)%	1.27%	3.59%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan Emerging Markets Bond Index Global Diversified—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	163

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (12/20/2010)

DoubleLine Multi-Asset Growth Fund Class I	(12.32)%	0.63%	2.08%

S&P 500® Index	(6.98)%	6.73%	10.45%

Blended Benchmark Unhedged	(4.94)%	2.99%	4.42%

Blended Benchmark USD Hedged	(4.02)%	3.35%	5.21%

DoubleLine Multi-Asset Growth Fund (with load) Class A	(16.14)%	(0.47)%	1.34%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark—The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) Hedged to USD. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Barclays Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars.

164	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (9/30/2011)

DoubleLine Low Duration Bond Fund Class I	(1.59)%	1.45%	1.87%

ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	5.42%	1.85%	1.33%

Bloomberg Barclays U.S. Aggregate 1-3 Year Index	4.63%	1.93%	1.56%

DoubleLine Low Duration Bond Fund Class R6	(1.58)%	1.46%	1.87%

DoubleLine Low Duration Bond Fund Class N	(1.84)%	1.20%	1.61%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Low Duration Bond Fund was 9/30/2011, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with the index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Annual Report	March 31, 2020	165

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (2/1/2013)

DoubleLine Floating Rate Fund Class I	(7.99)%	0.60%	1.42%

S&P/LSTA Leveraged Loan Index	(9.16)%	1.14%	1.90%

DoubleLine Floating Rate Fund Class N	(8.32)%	0.32%	1.19%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index—The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

166	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (10/31/2013)

DoubleLine Shiller Enhanced CAPE® Class I	(16.78)%	6.71%	9.07%

S&P 500® Index	(6.98)%	6.73%	8.42%

Shiller Barclays CAPE® U.S. Sector TR USD Index	(10.27)%	8.20%	9.69%

DoubleLine Shiller Enhanced CAPE® Class R6	(16.68)%	6.74%	9.09%

DoubleLine Shiller Enhanced CAPE® Class N	(17.00)%	6.46%	8.80%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Shiller Enhanced CAPE® was 10/31/2013, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® U.S. Sector TR USD Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	167

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (4/7/2014)

DoubleLine Flexible Income Fund Class I	(9.06)%	0.63%	1.16%

LIBOR USD 3 Month	2.14%	1.46%	1.27%

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	2.96%	2.02%	1.89%

DoubleLine Flexible Income Fund Class R6	(9.04)%	0.63%	1.17%

DoubleLine Flexible Income Fund Class N	(9.30)%	0.36%	0.90%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The inception date of Class I shares of DoubleLine Flexible Income Fund was 4/7/2014, while the inception date of Class R6 shares was 7/31/2019. The returns of Class R6 shares shown for periods prior to its inception date reflect the returns of Class I shares. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month —London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—The index is a subset of The BofA Merrill Lynch Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

168	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (4/7/2014)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	(0.62)%	2.37%	2.30%

JP Morgan CEMBI Broad Diversified 1-3 Year index	(2.81)%	2.45%	2.38%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	(0.77)%	2.13%	2.08%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	169

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	5 Year	Since Inception (12/15/2014)

DoubleLine Long Duration Total Return Bond Fund Class I	24.85%	6.06%	6.72%

Bloomberg Barclays U.S. Long Government/Credit Index	19.32%	5.99%	6.40%

DoubleLine Long Duration Total Return Bond Fund Class N	24.44%	5.80%	6.45%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Long Government/Credit Index—This index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

170	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (5/18/2015)

DoubleLine Strategic Commodity Fund Class I	(28.25)%	(5.79)%

Bloomberg Commodity Index Total Return	(22.31)%	(9.25)%

DoubleLine Strategic Commodity Fund Class N	(28.28)%	(6.03)%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Index Total Return—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	171

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (12/17/2015)

DoubleLine Global Bond Fund Class I	0.43%	1.44%

FTSE World Government Bond Index	6.17%	3.82%

DoubleLine Global Bond Fund Class N	0.23%	1.21%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

FTSE World Government Bond Index—This index measures the performance of fixed-rate, local currency and investment grade sovereign bonds. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

172	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (4/1/2016)

DoubleLine Infrastructure Income Fund Class I	(2.32)%	1.95%

Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.72%

DoubleLine Infrastructure Income Fund Class N	(2.55)%	1.70%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	173

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (6/30/2016)

DoubleLine Ultra Short Bond Fund Class I	(0.04)%	1.05%

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	2.25%	1.54%

DoubleLine Ultra Short Bond Fund Class N	(0.19)%	0.83%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

174	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (12/23/2016)

DoubleLine Shiller Enhanced International CAPE® Class I	(20.29)%	(1.81)%

MSCI Europe Net Return USD Index	(15.50)%	0.40%

DoubleLine Shiller Enhanced International CAPE® Class N	(20.50)%	(2.04)%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

MSCI Europe Net Return USD Index—This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 446 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	175

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Colony Real Estate and Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2020

	1 Year	Since Inception (12/17/2018)

DoubleLine Colony Real Estate and Income Fund Class I	(22.08)%	(9.00)%

Dow Jones U.S. Select REIT Total Return Index	(23.96)%	(11.55)%

DoubleLine Colony Real Estate and Income Fund Class N	(22.21)%	(9.21)%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Dow Jones U.S. Select REIT Total Return Index—This index is designed to measure the performance of publicly traded real estate securities. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Dow Jones U.S. Select Real Estate Securities Index (RESI) seeks to measure equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

176	DoubleLine Funds Trust

(Unaudited) March 31, 2020

DoubleLine Emerging Markets Local Currency Bond

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns1

As of March 31, 2020

Since Inception (6/28/2019)

DoubleLine Emerging Markets Local Currency Bond Fund Class I	(12.52)%

J.P. Morgan GBI-EM Global Diversified Total Return Index	(11.51)%

DoubleLine Emerging Markets Local Currency Bond Fund Class N	(12.69)%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

J.P. Morgan GBI-EM Global Diversified Total Return Index—This index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2020	177

Growth of Investment (Cont.)	(Unaudited) March 31, 2020

DoubleLine Income Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns1

As of March 31, 2020

Since Inception (9/3/2019)

DoubleLine Income Fund Class I	(17.35)%

Bloomberg Barclays U.S. Aggregate Bond Index	2.60%

DoubleLine Income Fund Class N	(17.46)%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

178	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2020

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2020, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2020 meeting with management and at meetings held in preparation for that February 2020 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares)

Annual Report	March 31, 2020	179

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2020

against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the one-year, three-year (where applicable) and five-year (where applicable) periods ended December 31, 2019 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Ultra Short Fund (“Ultra Short”), and DoubleLine Shiller Enhanced International CAPE (“International CAPE”), was in the first or second performance quartile relative to its respective Morningstar category for the longest period ended December 31, 2019 for which comparative performance information was presented by Strategic Insight. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to risk management and the overall positioning and strategy of the Funds. In respect of Low Duration EMFI and Ultra Short, the Trustees considered DoubleLine’s explanation that conservative credit and duration positioning contributed significantly to the relative performance of those Funds. In respect of Floating Rate, the Trustees considered DoubleLine’s representation that conservative credit positioning contributed to the relative underperformance of that Fund. The Trustees also considered information Strategic Insight and DoubleLine provided regarding peer group construction issues and differences in investment mandate in their evaluations of the relative performance of Low Duration EMFI, Global Bond and International CAPE.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Long Duration Total Return Fund (“Long Duration Total Return”), DoubleLine Strategic Commodity Fund (“Strategic Commodity”), and DoubleLine Infrastructure Income Fund (“Infrastructure Income”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that none of the Funds had a net total expense ratio that was in the fourth comparative quartile of its peer group and that EMFI and Infrastructure Income were within four basis points (or less) of its expense group median.

The Trustees considered each open-end Fund’s net management fee ratio relative to its expense peer group and, in respect of those Funds with a net management fee ratio above the median of its peer group, the Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of MAG, Long Duration Total Return, Strategic Commodity and Infrastructure Income, each of which had a net management fee that fell in the fourth quartile of its expense peer group, the Trustees considered the long-term relative performance of those Funds and that each had performed in either the first or second quartile of its Morningstar category over the longest-period of performance shown in the Strategic Insight report. The Trustees also considered information provided by DoubleLine that reflected differences in investment mandate, approach or flexibility between each of those Funds and the bulk of their peers generally, as well as DoubleLine’s undertaking to reduce the management fee of Long Duration Total Return to a level that would have been below the median of its expense peer group had it been in effect at the time the comparative information was compiled.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2019. They also noted its less favorable performance over the three- and one-year periods ended December 31, 2019. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its greater focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that, although DSL was shown in the Strategic Insight Reports to have performed in the fourth quartile of its peers over the one-year period ended December 31, 2019, it performed in the first quartile of its Morningstar peer group over the three- and five-year periods ended December 31, 2019. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group, though both were in the third quartile of the peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

180	DoubleLine Funds Trust

(Unaudited) March 31, 2020

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including those that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds, DoubleLine’s reported profitability and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the largest open-end Funds’ net management fees remained fairly priced, with all but two of the open-end Funds with $1 billion in assets under management or more having net management fees below the median of their peer groups. The Trustees noted that, although DoubleLine Total Return Bond Fund and EMFI had net management fees above their median, their net management fees were within 4 and 2 basis points, respectively, of their respective medians. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of other Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economics of scale more generally, the Trustees also noted DoubleLine’s continued growth and ongoing changes to the regulatory environment, each of which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

Annual Report	March 31, 2020	181

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2020

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

182	DoubleLine Funds Trust

Statement Regarding the Funds’ Liquidity Risk Management Program	(Unaudited) March 31, 2020

The Funds have adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting each Fund’s compliance with its limits on investments in illiquid assets. Since the program’s inception through the end of the period covered by this report, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of a Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

* * * * *

Annual Report	March 31, 2020	183

Federal Tax Information	(Unaudited) March 31, 2020

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.03%

DoubleLine Emerging Markets Fixed Income Fund	0.40%

DoubleLine Multi-Asset Growth Fund (Consolidated)	14.38%

DoubleLine Low Duration Bond Fund	0.04%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.01%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.23%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	4.91%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

184	DoubleLine Funds Trust

(Unaudited) March 31, 2020

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2020 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	19.39%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.09%

DoubleLine Colony Real Estate and Income Fund	28.33%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2020 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	85.90%

DoubleLine Emerging Markets Fixed Income Fund	4.04%

DoubleLine Multi-Asset Growth Fund (Consolidated)	49.65%

DoubleLine Low Duration Bond Fund	72.02%

DoubleLine Floating Rate Fund	96.41%

DoubleLine Shiller Enhanced CAPE®	79.15%

DoubleLine Flexible Income Fund	63.59%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	26.03%

DoubleLine Long Duration Total Return Bond Fund	56.74%

DoubleLine Strategic Commodity Fund (Consolidated)	95.52%

DoubleLine Global Bond Fund	23.49%

DoubleLine Infrastructure Income Fund	66.64%

DoubleLine Ultra Short Bond Fund	76.67%

DoubleLine Shiller Enhanced International CAPE®	72.08%

DoubleLine Colony Real Estate and Income Fund	68.76%

DoubleLine Emerging Markets Local Currency Bond Fund	9.38%

DoubleLine Income Fund	96.82%

Annual Report	March 31, 2020	185

Federal Tax Information (Cont.)	(Unaudited) March 31, 2020

For the year ended March 31, 2020, each fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Global Bond Fund	$23,771,337	$13,787

DoubleLine Emerging Markets Fixed Income Fund	$68,226,206	$34,078

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

186	DoubleLine Funds Trust

Trustees and Officers	(Unaudited) March 31, 2020

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open-end investment company with 39 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Advisers and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	None

Ronald R. Redell, 1970	President and Trustee	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and DoubleLine Yield Opportunities Fund.

Annual Report	March 31, 2020	187

Trustees and Officers (Cont.)	(Unaudited) March 31, 2020

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020;	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, Doubleline Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since Inception); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

188	DoubleLine Funds Trust

(Unaudited) March 31, 2020

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer and Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasuer	Indefinite/Since January 2020	Assistant Treasuer, DoubleLine Funds Trust (since January 2020); Assistant Treasuer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasuer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasuer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2020	189

Information About Proxy Voting	(Unaudited) March 31, 2020

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

190	DoubleLine Funds Trust

Privacy Policy	(Unaudited) March 31, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Annual Report	March 31, 2020	191

Privacy Policy (Cont.)	(Unaudited) March 31, 2020

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

192	DoubleLine Funds Trust

(Unaudited) March 31, 2020

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Annual Report	March 31, 2020	193

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

111 East Kilbourn Avenue

Suite 1250

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank National Association

1555 North Rivercenter Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DFT

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213)  633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$1,050,255	$1,004,260
Audit-Related Fees	$900	$900
Tax Fees	$243,003	$209,136
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	$243,003	$209,136
Registrant’s Investment Adviser	$1,093,738	$1,034,479

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE Fund, and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE Fund, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s, DoubleLine Core Fixed Income Fund’s, DoubleLine Shiller Enhanced CAPE Fund’s, and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2020

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.5%
38,574,028	AASET Ltd., Series 2019-2-A	3.38	% ^	10/16/2039	27,635,668
25,467,160	AASET Trust, Series 2020-1A-A	3.35	% ^	01/16/2040	18,174,308
14,250,000	Applebee’s Funding LLC, Series 2019-1A-A2I	4.19	% ^	06/07/2049	12,978,187
11,709,402	Aqua Finance Trust, Series 2017-A-A	3.72	% ^	11/15/2035	11,737,699
15,793,750	CAL Funding Ltd., Series 2018-1A-A	3.96	% ^	02/25/2043	15,681,390
20,408,644	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	15,583,285
37,051,449	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	28,143,873
9,079,983	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% ^	06/15/2043	6,531,422
29,917,005	CLI Funding LLC, Series 2018-1A-A	4.03	% ^	04/18/2043	28,655,144
30,319,524	CLI Funding LLC, Series 2019-1A-A	3.71	% ^	05/18/2044	28,444,249
12,443,138	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	11,799,017
3,088,336	Commonbond Student Loan Trust, Series 2015-A-A	3.20	% ^	06/25/2032	3,087,945
8,656,954	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% ^	05/25/2040	8,866,561
6,230,697	Consumer Installment Loan Trust, Series 2018-6-PT	8.67	% # ^	06/17/2041	5,679,828
10,983,808	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65	% ^	06/15/2026	10,931,513
36,383,528	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01	% ^	02/16/2027	36,425,139
7,940,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79	% ^	05/20/2049	7,799,297
32,046,593	Dividend SLR, Series 2019-1-A	3.67	% ^	08/22/2039	30,376,795
47,131,875	Domino’s Pizza Master Issuer LLC, Series 2019-1A-A2	3.67	% ^	10/25/2049	42,092,064
5,093,957	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02	% ^	05/25/2034	5,071,110
6,542,742	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72	% ^	01/25/2041	6,601,346
34,526,312	ECAF Ltd., Series 2015-1A-A2	4.95	% ^	06/15/2040	28,667,611
4,757,685	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% ^	02/15/2042	3,775,918
3,127,717	Foundation Finance Trust, Series 2016-1A-A	3.96	% ^	06/15/2035	3,145,787
9,392,404	Foundation Finance Trust, Series 2019-1A-A	3.86	% ^	11/15/2034	8,992,349
38,757,700	GAIA Aviation Ltd., Series 2019-1-A	3.97	% ^§	12/15/2044	26,060,716
23,140,605	Global SC Finance Ltd., Series 2018-1A-A	4.29	% ^	05/17/2038	22,553,146
23,283,384	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	19,525,912
5,838,156	HERO Funding Trust, Series 2016-3A-A2	3.91	% ^	09/20/2042	6,118,163
14,552,499	HERO Funding Trust, Series 2016-4A-A2	4.29	% ^	09/20/2047	15,473,814
12,446,535	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% ^	12/15/2038	8,473,950
27,038,460	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72	% ^	07/15/2039	18,440,744
47,880,000	JACK, Series 2019-1A-A23	4.97	% ^	08/25/2049	39,720,290
62,205,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	62,896,601
22,321,258	JOL Air Ltd., Series 2019-1-A	3.97	% ^	04/15/2044	16,096,506
12,000,000	Kabbage Funding LLC, Series 2019-1-A	3.83	% ^	03/15/2024	11,695,750
21,750,000	Kabbage Funding LLC, Series 2019-1-B	4.07	% ^	03/15/2024	21,085,490
7,673,185	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25	% ^	12/15/2038	5,515,624
75,395,833	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% ^	01/15/2042	56,963,135
23,331,999	LendingClub Receivables Trust, Series 2020-3-A	3.50	% ^	01/16/2046	22,712,768
31,098,000	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% ^	03/15/2046	28,364,330
30,500,000	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% ^	02/15/2045	20,420,451
5,218,661	Marlette Funding Trust, Series 2018-4A-A	3.71	% ^	12/15/2028	5,084,166
26,944,400	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% ^	06/22/2043	26,961,919
15,474,744	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% ^	06/22/2043	14,877,583
19,619,311	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% ^	02/22/2044	19,810,393
3,375,421	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37	% ^	12/21/2043	3,344,030
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% ^	12/16/2058	24,362,462
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% ^	12/15/2059	32,254,920
7,645,436	Newtek Small Business Loan Trust, Series 2018-1-A (1 Month LIBOR USD + 1.70%)	2.65	% ^	02/25/2044	7,414,102
45,909,737	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37	% ^	09/14/2032	45,167,344
5,143,473	Oxford Finance Funding LLC, Series 2016-1A-A	3.97	% ^	06/17/2024	5,133,628
12,500,000	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46	% ^	02/15/2027	12,664,907
49,687,502	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% ^	06/15/2044	34,090,992
11,221,875	Primose Funding LLC, Series 2019-1A-A2	4.48	% ^	07/30/2049	10,362,412
37,157,269	Prosper Trust, Series 2019-ST1-A	4.50	% ^	07/15/2025	36,682,064
20,776,806	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21	% ^	08/23/2044	14,448,876
15,059,008	Renew, Series 2017-2A-A	3.22	% ^	09/22/2053	14,378,220
1,192,958	Santander Drive Auto Receivables Trust 2018-1, Series 2018-1-B	2.63%		07/15/2022	1,192,580
52,000,000	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% ^	03/15/2040	32,765,928
18,000,000	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34	% ^	03/15/2040	10,088,046
12,952,835	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41	% ^	12/20/2023	12,885,767
28,374,910	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	22,646,271
9,041,144	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	1.03%		06/15/2039	8,728,401
6,934,017	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	1.01%		12/15/2039	6,630,227
35,102,564	SLVRR, Series 2019-1-A	3.97	% ^	07/15/2044	24,156,918
1,134,206	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	1,098,683
1,070,914	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	1,052,470
6,328,889	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	6,306,494
5,976,704	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	5,662,883
3,630,056	SoFi Consumer Loan Program Trust, Series 2018-4-A	3.54	% ^	11/26/2027	3,598,115
7,248,374	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	7,327,613
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49	% ^	11/26/2040	20,638,740
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16	% ^	11/26/2040	13,689,257
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61	% ^	02/25/2042	22,168,064
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83	% ^	08/25/2047	16,883,390
4,506,558	SoFi Professional Loan Program, Series 2019-A-A1FX	3.18	% ^	06/15/2048	4,505,744

1,417,850	Springleaf Funding Trust, Series 2016-AA-A	2.90	% ^	11/15/2029	1,406,295
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	68,888,438
24,889,632	Sprite Ltd., Series 2017-1-A	4.25	% ^	12/15/2037	17,460,401
1,293,114	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	1,275,761
23,429,090	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	16,920,606
53,312,605	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67	% ^	02/15/2045	32,596,766
14,182,498	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% ^	07/20/2048	12,869,511
17,784,285	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75	% ^	06/20/2046	17,810,680
48,500,000	Sunnova Sol LLC, Series 2020-1A-A	3.35	% ^	02/01/2055	35,983,023
987,500	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% ^	11/25/2048	964,057
3,058,000	TAL Advantage LLC, Series 2013-2A-A	3.55	% ^	11/20/2038	2,971,477
4,037,667	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	3,656,055
3,637,403	Triton Container Finance LLC, Series 2017-1A-A	3.52	% ^	06/20/2042	3,476,087
20,800,000	Triton Container Finance LLC, Series 2018-1A-A	3.95	% ^	03/20/2043	20,628,015
30,442,500	Triton Container Finance LLC, Series 2018-2A-A	4.19	% ^	06/22/2043	30,302,233
11,544,631	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90	% ^	09/15/2025	11,319,684
2,035,505	Upgrade Receivables Trust, Series 2018-1A-A	3.76	% ^	11/15/2024	2,016,345
1,125,182	Upstart Securitization Trust, Series 2019-1-A	3.45	% ^	04/20/2026	1,117,901
18,867,389	Upstart Securitization Trust, Series 2019-2-A	2.90	% ^	09/20/2029	17,516,012
17,722,917	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07	% ^	02/16/2043	17,678,414
18,640,625	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% ^	07/15/2044	18,038,425
18,390,820	Vivint Colar Financing LLC, Series 2018-1A-A	4.73	% ^	04/30/2048	15,227,858
48,817,959	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% # ^	09/14/2022	48,517,953
20,737,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08	% ^	06/15/2049	18,337,964
8,215,058	Westlake Automobile Receivables Trust, Series 2019-2A-A2A	2.57	% ^	02/15/2023	8,189,269
53,250,000	Willis Engine Structured Trust, Series 2020-A-A	3.23	% ^	03/15/2045	30,136,305
9,885,382	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% ^	10/15/2038	8,097,779

Total Asset Backed Obligations (Cost $2,081,617,206)					1,801,461,818

Collateralized Loan Obligations - 4.1%
12,000,000	522 Funding Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	0.01	% ^	01/15/2033	11,280,000
44,500,000	AIMCO, Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.68	% ^	01/15/2028	43,686,376
37,500,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.20	% ^	07/15/2032	35,575,008
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.03	% ^	10/15/2031	33,979,438
35,000,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.05	% ^	10/20/2031	32,025,422
20,000,000	Assurant Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.17	% ^	04/20/2030	19,013,313
7,500,000	Battalion Ltd., Series 2019-16A-A (3 Month LIBOR USD + 1.37%, 1.37% Floor)	3.27	% ^	12/19/2032	7,198,310
25,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	2.23	% ^	06/15/2031	22,567,526
31,500,000	Catamaran Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.04	% ^	10/25/2031	29,863,109
3,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.17	% ^	07/13/2029	2,882,639
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16	% ^	07/20/2030	91,984,964
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.01	% ^	01/20/2031	56,616,806
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	3.06	% ^	10/15/2029	33,983,704
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	2.95	% ^	07/15/2031	24,023,966
40,000,000	Elmwood Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.45%, 1.45% Floor)	3.27	% ^	04/20/2031	39,340,873
5,500,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	3.92	% ^	04/20/2031	5,030,332
32,000,000	Elmwood Ltd., Series 2019-3A-A1 (3 Month LIBOR USD + 1.37%, 1.37% Floor)	3.23	% ^	10/15/2032	30,127,683
20,250,000	Fort Washington, Series 2019-1A-A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.33	% ^	10/20/2032	18,185,022
49,300,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	2.82	% ^	04/26/2031	46,370,997
43,500,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.00	% ^	10/20/2031	40,129,998
17,500,000	Gulf Stream Meridian Ltd., Series 2020-IA-A1 (3 Month LIBOR USD + 1.37%, 1.37% Floor)	0.01	% ^	04/15/2033	16,444,136
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.80	% ^ Þ	04/28/2025	1,262,832
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.45	% ^	10/22/2025	4,162,080
74,105,117	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.72	% ^	10/18/2027	73,102,093
25,000,000	Halsey Point Ltd., Series 2019-1A-A1A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.26	% ^	01/20/2033	23,043,507
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.11	% ^	01/20/2033	11,315,730
31,000,000	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	2.95	% ^	07/18/2031	28,228,966
10,528,221	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.52	% ^	07/15/2026	10,062,435
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.94	% ^	04/25/2030	52,839,168
20,000,000	Jamestown Ltd., Series 2019-14A-A1 (3 Month LIBOR USD + 1.38%, 1.38% Floor)	3.29	% ^	10/20/2032	18,634,946
9,500,000	Jamestown Ltd., Series 2019-14A-A2 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.11	% ^	10/20/2032	8,336,142
13,600,000	Kayne Ltd., Series 2019-5A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.15	% ^	07/24/2032	12,886,210
12,950,000	Kayne Ltd., Series 2019-5A-B1 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	3.80	% ^	07/24/2032	11,532,703
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98	% ^	10/15/2031	28,230,643
25,000,000	LCM LP, Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.07	% ^	07/15/2027	24,504,043
2,181,000	Madison Park Funding Ltd.	3.29	% ^ ±	01/27/2026	2,088,308
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.97	% ^	07/23/2029	19,416,699
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.24	% ^	01/27/2026	5,070,015
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.23	% ^	01/27/2026	3,537,942
19,780,079	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.12	% ^	10/28/2025	19,749,084
25,000,000	Marble Point Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	3.15	% ^	01/20/2032	23,396,044
16,000,000	Marble Point Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.42%)	3.23	% ^	07/23/2032	15,225,562
54,500,000	Midocean Credit Partners, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.97	% ^	07/20/2031	49,845,731
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.07	% ^	10/20/2030	60,064,896
55,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.07	% ^	07/25/2029	53,225,457
25,553,247	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	2.71	% ^	10/28/2027	25,017,993
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	2.98	% ^	07/15/2031	27,367,326
19,500,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	2.96	% ^	11/15/2030	18,163,138
39,250,000	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	2.92	% ^	04/19/2031	36,710,373
20,000,000	Ocean Trails, Series 2019-7A-A1 (3 Month LIBOR USD + 1.40%, 1.40% Floor)	3.24	% ^	04/17/2030	18,183,572
50,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98	% ^	07/15/2031	47,309,921
38,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	2.88	% ^	08/23/2031	36,249,472
10,500,000	PPM Ltd., Series 2019-3A-A (3 Month LIBOR USD + 1.40%)	3.24	% ^	07/17/2030	9,642,479
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	2.98	% ^	07/15/2031	24,962,517
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	3.49	% ^	07/17/2031	2,208,407
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	2.98	% ^	10/25/2031	17,630,448
25,500,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	3.01	% ^	10/20/2030	23,239,314
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	2.79	% ^	05/20/2031	36,787,021
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.97	% ^	04/18/2031	47,336,627

36,500,000	Sound Point Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.39%, 1.39% Floor)	3.21	% ^	07/20/2032	34,973,535
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	2.97	% ^	10/26/2031	26,535,935
25,750,000	Sound Point Ltd., Series 2019-4A-A1A (3 Month LIBOR USD + 1.40%, 1.40% Floor)	3.23	% ^	01/15/2033	25,123,939
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	2.89	% ^	04/21/2031	27,992,900
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	2.96	% ^	05/21/2029	19,101,230
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.86	% ^	06/15/2031	31,019,414
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.03	% ^	04/15/2032	8,810,673
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.10	% ^	01/17/2032	9,570,275
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.06	% ^	07/17/2028	29,243,836
20,000,000	Venture Ltd., Series 2013-15A-A1R2 (3 Month LIBOR USD + 13.70%)	3.20	% ^	07/15/2032	18,964,933
25,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.09	% ^	01/15/2032	23,692,989
49,039,359	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	2.65	% ^	04/15/2027	47,889,397
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.02	% ^	10/20/2031	70,992,246
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.02	% ^	10/20/2031	43,667,038
2,370,409	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.66	% ^	05/01/2026	2,368,422
10,361,278	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	2.77	% ^	04/17/2027	10,257,869
4,000,000	Wind River Ltd., Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	3.05	% ^	10/18/2030	3,723,605
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.97	% ^	01/15/2031	37,762,426
30,000,000	York Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.35%)	3.15	% ^	07/22/2032	28,137,000
8,297,616	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.99	% ^	07/25/2026	8,289,700
2,500,000	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.36	% ^	10/15/2028	2,434,667

Total Collateralized Loan Obligations (Cost $2,209,340,503)					2,081,431,495

Non-Agency Commercial Mortgage Backed Obligations - 7.6%
10,139,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% # ^	05/15/2035	8,682,159
7,727,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% # ^	05/15/2035	6,508,688
2,837,533	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.60	% ^	04/15/2035	2,358,994
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	12/15/2036	8,819,863
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.65	% ^	06/15/2035	24,326,201
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	3.00	% ^	06/15/2035	21,021,442
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10	% ^	06/15/2035	10,339,866
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.18	% ^	01/15/2032	26,988,111
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.18	% ^	01/15/2032	5,476,729
12,461,017	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00	% # ^ I/O	02/10/2051	125
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36	% #	09/15/2048	4,037,096
56,446,613	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.81	% # I/O	09/15/2048	1,887,812
5,018,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.80	% ^	09/15/2035	3,871,780
6,530,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.20	% ^	03/15/2036	6,435,829
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	03/15/2036	930,290
39,339,551	BANK, Series 2017-BNK4-XA	1.42	% # I/O	05/15/2050	2,668,366
88,465,093	BANK, Series 2017-BNK5-XA	1.08	% # I/O	06/15/2060	4,624,822
1,750,000	BANK, Series 2018-BN10-AS	3.90	% #	02/15/2061	1,817,374
151,251,091	BANK, Series 2018-BN10-XA	0.74	% # I/O	02/15/2061	7,290,635
94,833,058	BANK, Series 2019-BN16-XA	0.97	% # I/O	02/15/2052	6,226,587
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	43,652,141
1,099,000	BANK, Series 2019-BN20-AS	3.24	% #	09/15/2062	1,070,102
3,495,000	BANK, Series 2020-BN25-ASB	2.61%		01/15/2063	3,610,424
10,035,000	BANK, Series 2020-BN26-AS	2.69%		03/15/2063	9,593,337
11,924,000	BANK, Series 2020-BN26-ASB	2.31%		03/15/2063	12,080,712
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.28	% # ^	09/10/2028	27,126,976
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.90	% ^	08/15/2036	9,271,084
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.40	% ^	08/15/2036	10,351,120
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.20	% ^	08/15/2036	21,022,029
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20	% ^	08/15/2036	18,617,686
187,238,635	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.60	% # I/O	08/15/2052	20,794,011
75,066,178	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	0.90	% # I/O	11/15/2052	4,556,224
13,279,071	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	10/15/2037	10,597,283
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	07/15/2037	60,350,261
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2037	19,025,845
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	1.43	% ^	03/15/2037	8,634,763
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.94	% ^	03/15/2037	4,354,290
12,992,000	BBCMS Mortgage Trust, Series 2020-C6-A4	2.64%		02/15/2053	12,968,069
7,466,000	BBCMS Mortgage Trust, Series 2020-C6-ASB	2.60%		02/15/2053	6,752,803
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.69	% # ^	02/15/2053	7,385,395
12,284,000	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.69	% # ^	02/15/2053	7,439,805
189,713,709	BBCMS Mortgage Trust, Series 2020-C6-XA	1.06	% # I/O	02/15/2053	14,479,519
37,631,705	Benchmark Mortgage Trust, Series 2018-B7-XA	0.45	% # I/O	05/15/2053	1,096,351
28,169,045	Benchmark Mortgage Trust, Series 2019-B13-A4	2.95%		08/15/2057	29,908,810
10,916,000	Benchmark Mortgage Trust, Series 2019-B15-A5	2.93%		12/15/2072	11,569,445
80,868,707	Benchmark Mortgage Trust, Series 2019-B9-XA	1.05	% # I/O	03/15/2052	6,027,193
8,753,000	Benchmark Mortgage Trust, Series 2020-B16-ASB	2.70%		02/15/2053	8,057,802
3,953,000	Benchmark Mortgage Trust, Series 2020-B16-B	3.18%		02/15/2053	2,427,960
75,397,607	Benchmark Mortgage Trust, Series 2020-B16-XA	0.93	% # I/O	02/15/2053	5,332,345
34,680,000	Benchmark Mortgage Trust, Series 2020-IG1-A3	2.69%		09/15/2043	35,653,225
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% # I/O	09/15/2043	10,848,482
6,223,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.94	% ^	10/15/2034	4,721,037
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.95	% ^	07/15/2035	64,962,662
14,591,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2035	10,564,307
27,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	1.52	% ^	06/15/2035	23,323,384
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.03	% ^	03/15/2037	5,762,272
35,415,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.66	% ^	03/15/2037	29,209,754
21,611,049	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	17,764,939
34,505,750	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75	% ^	07/15/2034	27,086,541
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	50,335,632
41,318,786	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.79	% ^	09/15/2037	37,113,120
2,447,000	BX Trust, Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	2.47	% ^	05/15/2035	2,068,432
4,437,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.67	% ^	05/15/2035	3,661,431
7,481,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	3.12	% ^	05/15/2035	6,185,443
2,014,000	BX Trust, Series 2019-ATL-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.94	% ^	10/15/2036	1,590,067

8,644,000	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30	% ^	08/15/2036	8,323,192
180,761,000	BX Trust, Series 2019-OC11-E	4.08	% # ^	12/09/2041	121,439,759
326,679,000	BX Trust, Series 2019-OC11-XB	0.32	% # ^ I/O	12/09/2041	6,498,952
49,266,980	CD Commercial Mortgage Trust, Series 2017-CD6-XA	0.96	% # I/O	11/13/2050	2,396,297
5,394,250	CF Trust, Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.05	% ^	08/21/2032	5,256,499
4,517,000	CFCRE Commercial Mortgage Trust 2016-C4, Series 2016-C4-AM	3.69%		05/10/2058	4,651,196
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.87	% #	05/10/2058	6,298,164
59,814,956	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.70	% # I/O	05/10/2058	4,665,746
43,826,952	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.61	% # I/O	06/15/2050	3,463,973
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-B	4.69	% ^	02/15/2033	3,005,712
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29	% ^	02/15/2033	2,991,101
1,877,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-D	6.10	% ^	02/15/2033	1,760,378
6,952,979	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	2.85	% ^	07/15/2032	5,998,655
43,737,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70	% ^	11/15/2036	34,805,454
21,782,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	4.45	% ^	11/15/2036	16,814,508
185,681,560	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.77	% # ^ I/O	09/10/2045	6,389,711
148,734,501	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.15	% # I/O	03/10/2047	5,545,640
79,317,973	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.18	% # I/O	05/10/2047	3,186,679
185,861,416	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% # I/O	10/10/2047	6,967,517
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,172,513
7,278,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.42	% #	02/10/2048	6,470,750
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% # ^	02/10/2048	3,087,172
203,731,909	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.35	% # I/O	02/10/2048	9,854,472
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57	% #	09/10/2058	12,588,518
171,316,333	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.89	% # I/O	09/10/2058	6,823,992
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50	% #	11/10/2048	18,037,117
105,194,245	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.88	% # I/O	05/10/2049	9,337,851
210,999,596	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.27	% # I/O	02/10/2049	11,927,280
43,107,960	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.75	% # I/O	04/10/2049	3,427,143
104,141,332	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% # I/O	04/15/2049	7,676,039
59,771,551	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.97	% # I/O	07/10/2049	5,199,940
37,342,605	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.52	% # I/O	10/10/2049	2,493,556
46,560,695	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.12	% # I/O	04/14/2050	2,713,078
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.62	% ^	12/10/2041	16,123,877
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62	% ^	12/10/2041	2,497,832
63,849,000	CLNC Ltd., Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.00	% ^	08/20/2035	57,944,181
1,384,509	Commercial Mortgage Pass Through Certificates, Series 2014-CR14-A2	3.15%		02/10/2047	1,383,458
31,251,456	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.63	% # I/O	08/15/2045	954,079
138,643,292	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.86	% # I/O	10/15/2045	5,087,169
105,527,026	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.10	% # ^ I/O	12/10/2044	2,948,784
144,311,657	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.66	% # I/O	08/10/2046	2,836,590
188,909,988	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.13	% # I/O	10/10/2046	6,345,373
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	4.89	% #	11/10/2046	784,863
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.73	% #	08/10/2047	6,951,762
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.51	% #	11/10/2047	27,317,759
95,440,768	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.08	% # I/O	06/10/2047	3,569,723
186,821,479	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.89	% # I/O	03/10/2048	6,053,838
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.48	% #	10/10/2048	8,734,953
84,199,587	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.95	% # I/O	10/10/2048	3,491,378
17,822,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% #	02/10/2048	15,814,706
339,334,560	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.03	% # I/O	02/10/2048	12,676,080
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65	% #	02/10/2049	23,604,234
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46	% # ^	08/10/2029	19,084,535
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	3.93	% # ^	10/10/2029	1,455,403
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	3.81	% # ^	10/10/2029	4,361,787
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	09/15/2033	17,565,538
833,000	Commercial Mortgage Trust, Series 2015-3BP-F	3.24	% # ^	02/10/2035	693,253
1,782,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	12/15/2031	1,395,355
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55	% # ^ I/O	09/15/2037	3,748,485
21,821,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.68	% ^	05/15/2036	20,858,563
21,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	05/15/2036	18,785,429
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.27	% #	04/15/2050	4,051,555
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% #	06/15/2057	13,853,049
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.10	% #	08/15/2048	9,080,035
12,154,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.35	% #	08/15/2048	10,596,365
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58	% #	11/15/2048	8,538,941
304,188,008	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.86	% # I/O	11/15/2048	11,221,921
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.39	% #	11/15/2049	1,883,193
186,437,863	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.24	% # I/O	06/15/2050	9,774,769
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.11	% #	11/15/2050	4,460,909
91,333,194	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.72	% # I/O	11/15/2050	3,795,698
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.89	% #	11/15/2051	1,399,030
4,393,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	4,457,677
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	15,021,744
27,678,000	CSAIL Commercial Mortgage Trust, Series 2019-C17-A5	3.02%		09/15/2052	29,069,096
12,500,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-A4	2.97%		12/15/2052	13,077,115
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/15/2052	7,267,964
255,915,630	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.09	% # I/O	12/15/2052	18,514,216
65,609,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-A3	2.56%		03/15/2053	63,763,681
7,050,000	CSMC Trust, Series 2017-CALI-E	3.78	% # ^	11/10/2032	6,279,473
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78	% # ^	11/10/2032	4,869,574
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2032	10,029,532
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	4.00	% ^	07/15/2032	18,281,990
3,818,000	CSMC Trust, Series 2017-MOON-D	3.20	% # ^	07/10/2034	3,661,162
4,673,000	CSMC Trust, Series 2017-MOON-E	3.20	% # ^	07/10/2034	4,339,920
38,345,659	CSWF Trust, Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	08/15/2035	34,659,364
99,847,220	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.02	% # ^ I/O	07/10/2044	711,262
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	4.93	% # ^	05/10/2044	3,027,524
121,091,427	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.45	% # I/O	05/10/2049	7,814,841

49,109,694	Exantas Capital Corporation Ltd., Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.80	% ^	04/15/2036	40,524,337
28,473,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.10	% ^	12/10/2036	22,233,768
9,232,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.10	% ^	12/10/2036	6,149,376
9,232,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.10	% # ^	12/10/2036	5,945,472
73,900,846	FREMF Mortgage Trust, Series 2010-K8-C	0.00	% ^ P/O	09/25/2043	72,009,649
86,165,686	FREMF Mortgage Trust, Series 2013-K713-D	0.00	% ^ P/O	04/25/2046	84,888,452
127,970,804	FREMF Mortgage Trust, Series 2013-K713-X2B	0.10	% ^ I/O	04/25/2046	1,280
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	3.44	% ^	12/15/2036	56,811,423
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84	% ^	12/15/2036	50,952,219
1,957,532	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.51	% #	07/10/2038	1,949,265
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.25	% # ^	02/10/2037	6,217,062
8,967,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-E	3.25	% # ^	02/10/2037	7,171,295
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.25	% # ^	02/10/2037	4,523,937
17,931,782	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.65	% # ^ I/O	03/10/2044	49,694
21,908,284	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.50	% # I/O	02/10/2046	758,443
218,790,127	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.01	% # I/O	02/10/2048	8,617,071
229,411,908	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.76	% # I/O	07/10/2048	7,323,264
164,552,916	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.27	% # I/O	10/10/2048	8,785,727
206,352,728	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.45	% # I/O	03/10/2051	6,038,954
16,399,000	GS Mortgage Securities Corporation, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	11/15/2032	13,200,308
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	1.60	% ^	07/15/2031	29,763,151
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	2.30	% ^	07/15/2031	3,040,453
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.80	% ^	07/15/2031	8,959,477
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	07/15/2031	8,407,052
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.63	% ^	07/15/2031	3,481,642
23,022,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	2.58	% ^	06/15/2036	22,198,188
91,390,356	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.93	% # ^ I/O	01/10/2045	2,113,758
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.32	% #	02/10/2048	3,097,410
67,153,191	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.78	% # I/O	11/10/2048	2,496,964
55,056,579	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.65	% # I/O	05/10/2049	3,751,170
306,186,096	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.25	% # I/O	10/10/2049	17,823,276
68,789,452	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.57	% # I/O	11/10/2049	1,716,022
189,912,211	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.13	% # I/O	08/10/2050	11,807,488
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.35	% # I/O	08/10/2050	2,261,533
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.74	% # ^	03/10/2033	3,093,966
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.74	% # ^	03/10/2033	5,799,103
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.74	% # ^	03/10/2033	7,599,560
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.74	% # ^	03/10/2033	7,155,421
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.74	% # ^	03/10/2033	8,807,358
61,017,213	GS Mortgage Securities Trust, Series 2019-GC38-XA	0.96	% # I/O	02/10/2052	4,129,791
17,211,490	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.14	% # I/O	05/10/2052	1,293,304
89,831,997	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.68	% # I/O	02/13/2053	4,550,718
7,037,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35	% ^	12/15/2034	5,415,172
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83	% ^	11/05/2035	5,492,802
35,738,186	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2036	21,409,461
8,420,221	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.65	% ^	06/15/2034	7,580,857
2,636,233	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%, 0.95% Floor)	1.80	% ^	06/15/2034	2,308,292
522,893	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	0.93	% # ^ I/O	01/12/2037	6,585
1,092,405	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% # I/O	05/15/2045	169
18,431,759	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.40	% # I/O	06/12/2047	184
47,503,432	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00	% # ^ I/O	02/12/2051	475
131,482,148	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.57	% # I/O	05/15/2045	3,345,103
260,839,799	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.78	% # I/O	10/15/2045	9,319,154
106,370,443	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.48	% # I/O	06/15/2045	1,925,837
77,269,458	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.08	% # I/O	01/15/2049	2,660,310
1,130,205	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	06/15/2032	1,054,086
63,195,557	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.70	% ^	06/15/2032	60,444,276
9,343,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.16	% ^	11/15/2035	7,853,527
103,312,500	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2019-EMBS-AB (1 Month LIBOR USD + 2.32%, 2.32% Floor)	3.32	% ^	02/07/2024	98,204,213
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% # ^	10/05/2031	4,054,504
428,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5-AS	3.86	% #	03/15/2050	446,403
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	1.80	% ^	02/15/2035	6,524,928
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	2.00	% ^	02/15/2035	827,339
1,145,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% # ^	01/05/2031	1,054,816
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/05/2033	4,976,809
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54	% ^	07/05/2033	4,697,776
27,547,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5-A4	3.39%		06/13/2052	29,301,997
20,257,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-A4	3.06%		11/13/2052	21,517,188
13,604,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41%		11/13/2052	13,621,840
10,822,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.69	% # ^	01/10/2037	9,228,904
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	33,887,641
81,128,480	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.82	% # I/O	02/15/2047	2,096,360
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.66	% #	08/15/2047	3,086,421
184,578,926	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.85	% # I/O	11/15/2047	5,886,351
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% #	01/15/2048	5,774,067
190,336,348	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.97	% # I/O	01/15/2048	6,970,441
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.31	% #	02/15/2048	10,623,035
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.81	% # ^	02/15/2048	8,444,388
305,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	301,000
20,569,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.20	% #	10/15/2048	18,493,661
37,642,179	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.06	% # I/O	10/15/2048	1,315,436
46,186,919	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.74	% # I/O	05/15/2048	1,182,667
148,607,070	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.51	% # I/O	07/15/2048	3,394,275
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.66	% #	11/15/2048	20,994,024
86,874,407	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.33	% # I/O	11/15/2048	2,879,044
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62	% #	12/15/2048	15,454,962
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74	% #	03/15/2049	28,326,111
145,794,526	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.67	% # I/O	06/15/2049	8,896,192
160,751,731	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	0.94	% # I/O	03/15/2050	8,286,141

93,112,297	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.50	% # I/O	06/13/2052	9,310,485
8,363,193	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.60	% # ^ I/O	11/15/2038	2,026
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.20	% ^	05/15/2036	38,599,961
20,592,964	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.00	% # ^ I/O	03/10/2050	774,143
11,794,177	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	1.14	% # I/O	11/15/2026	52,335
12,625,000	MFT Trust, Series 2020-ABC-A	3.36	% ^	02/06/2030	12,479,055
5,326,000	MFT Trust, Series 2020-ABC-B	3.48	% # ^	02/06/2030	4,945,841
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% # ^	02/12/2040	536,081
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% ^	10/15/2030	9,075,834
143,437,202	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.60	% # I/O	10/15/2046	2,445,834
31,035,939	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.34	% # I/O	02/15/2046	957,738
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% #	10/15/2047	12,094,344
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	33,066,146
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,131,126
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46	% #	02/15/2048	4,853,712
226,739,016	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.31	% # I/O	02/15/2048	10,226,859
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.16	% #	07/15/2050	9,194,709
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% #	10/15/2048	7,416,134
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53	% #	12/15/2047	16,950,156
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	1,106,766
152,988,364	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.20	% # I/O	01/15/2049	7,811,662
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.31	% #	11/15/2049	1,942,794
51,564,063	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.42	% # I/O	05/15/2050	3,229,849
19,975,066	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.36	% # ^ I/O	11/12/2041	200
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32	% #	12/15/2048	7,061,402
26,646,952	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	0.88	% # I/O	12/15/2048	1,073,632
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90	% ^	11/15/2034	8,026,616
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2034	9,702,351
13,586,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05	% ^	11/15/2034	7,315,898
146,740,882	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.43	% # I/O	06/15/2050	9,989,371
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.28	% # ^	07/11/2040	5,424,054
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.35	% ^	07/15/2035	8,744,709
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	07/15/2035	15,436,496
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	07/15/2035	8,081,242
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	5,244,176
79,239,215	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.03	% # I/O	03/15/2052	5,863,987
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/15/2052	3,813,095
157,564,327	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.65	% # I/O	11/15/2052	7,935,050
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	2.00	% ^	05/15/2036	1,110,446
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	05/15/2036	4,822,437
220,000	Morgan Stanley Capital Trust, Series 2020-L4-ASB	2.62%		02/15/2053	227,516
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/15/2053	21,252,926
288,536,792	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.08	% # I/O	02/15/2053	24,513,163
1,606,672	Motel 6 Trust, Series 2017-MTL6-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	1.62	% ^	08/15/2034	1,508,910
54,253,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72	% ^	12/15/2036	45,065,607
14,563,084	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.61	% ^	06/15/2035	13,757,934
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75	% ^	12/15/2038	10,031,831
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30	% ^	02/15/2036	13,738,928
3,453,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	2,859,433
14,159,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94	% ^	06/15/2033	12,780,211
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24	% ^	06/15/2033	14,073,598
21,159,000	STRU BAML-1563 A	2.08%		05/25/2030	21,211,898
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.19	% ^	11/11/2034	6,397,290
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	2.25	% ^	09/15/2034	25,440,413
76,425,990	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.56	% # I/O	06/15/2050	6,223,002
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30	% #	08/15/2050	943,149
12,654,848	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.11	% # I/O	08/15/2050	726,946
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45	% #	12/15/2050	2,669,099
2,137,000	UBS Commercial Mortgage Trust, Series 2018-C12-B	4.79	% #	08/15/2051	2,157,518
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% #	02/15/2051	7,112,970
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.89	% #	03/15/2051	1,267,682
43,631,029	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.89	% # I/O	03/15/2051	2,521,023
5,213,000	UBS Commercial Mortgage Trust, Series 2019-C16-AS	3.89%		04/15/2052	5,561,975
6,114,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32	% #	04/15/2052	6,373,797
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/15/2052	8,037,004
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38%		12/15/2052	14,480,325
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68%		12/15/2052	8,834,721
73,279,226	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.82	% # ^ I/O	08/10/2049	2,619,307
3,193,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-B	3.84	% #	06/15/2052	3,093,704
50,675,220	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-XA	1.38	% # I/O	06/15/2052	4,667,390
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,615,259
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% #	02/15/2048	9,965,067
386,867,935	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.21	% # I/O	02/15/2048	18,245,117
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	4,687,778
225,169,706	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.89	% # I/O	02/15/2048	7,772,723
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61	% #	11/15/2048	8,506,699
135,415,489	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.01	% # I/O	11/15/2048	6,167,350
250,163,943	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.33	% # I/O	04/15/2050	11,057,421
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.53	% #	09/15/2058	10,524,415
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.67	% #	12/15/2048	1,579,882
127,367,164	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.98	% # I/O	12/15/2048	4,751,088
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.73	% #	01/15/2059	10,068,611
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.03	% #	06/15/2049	7,704,180
157,708,473	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.13	% # I/O	09/15/2050	9,606,197
50,438,760	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.89	% # I/O	12/15/2050	2,814,599
167,099,267	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.70	% # I/O	03/15/2051	7,323,710
137,762,140	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.42	% # I/O	05/15/2052	13,147,220
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	23,934,691
82,413,801	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.62	% # I/O	08/15/2052	8,623,244

5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58	% #	10/15/2052	3,623,609
16,265,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-A4	3.15%		12/15/2052	17,328,575
143,894,579	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.84	% # I/O	12/15/2052	9,187,007
63,513,500	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-A5	2.73%		02/15/2053	63,862,380
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/15/2053	29,224,665
1,999,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-ASB	2.65%		02/15/2053	2,009,767
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.82	% # I/O	02/15/2053	3,486,425
56,014,534	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.32	% # ^ I/O	06/15/2044	171,528
77,422,097	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.06	% # ^ I/O	04/15/2045	1,956,998
90,098,519	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.81	% # ^ I/O	08/15/2045	2,836,391
35,563,152	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.89	% # ^ I/O	11/15/2045	1,353,096
134,464,735	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.73	% # I/O	12/15/2046	2,685,194
158,483,035	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.03	% # I/O	03/15/2047	4,594,819
25,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	26,302,100
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.31	% #	11/15/2047	7,104,365
181,937,185	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.82	% # I/O	11/15/2047	5,556,125
135,770,816	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.63	% # I/O	11/15/2049	9,079,225

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,728,312,372)					3,901,674,990

Non-Agency Residential Collateralized Mortgage Obligations - 26.4%
119,652,547	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.20%		06/25/2037	87,015,975
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	1.35%		12/25/2035	9,468,993
12,086,643	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	1.07%		01/25/2037	8,437,446
83,976,359	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		11/25/2036	34,031,058
2,348,648	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.55	% #	01/25/2036	2,032,236
29,556,495	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.83	% #	02/25/2036	19,876,181
3,995,385	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	1.93%		06/25/2035	3,685,093
3,421,215	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	4.13	% #	08/25/2035	3,037,439
724,518	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	4.15	% #	10/25/2035	600,686
7,438,282	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	4.13	% #	11/25/2035	5,942,631
15,114,884	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	4.17	% #	03/25/2036	10,202,164
9,669,935	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	4.27	% #	05/25/2036	8,168,536
13,868,427	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.68	% #	05/25/2036	6,710,703
11,086,810	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.25	% #	03/25/2037	8,830,127
1,702,310	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.92	% # ^	11/25/2037	1,466,973
219,455	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	3.50%		11/25/2033	196,850
1,463,886	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	2.98%		04/25/2034	1,111,555
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	2.90%		06/25/2034	512,126
10,083,405	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	1.95%		03/25/2035	9,274,898
61,041,176	Ajax Master Trust, Series 2016-1-PC	4.17	% # ^	01/01/2057	54,164,930
67,110,502	Ajax Master Trust, Series 2016-2-PC	3.10	% # ^	10/25/2056	54,687,463
77,593,435	Ajax Master Trust, Series 2017-1-PC	3.45	% # ^	06/25/2057	68,687,059
51,237,888	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75	% ^ §	07/25/2060	51,405,369
90,957,466	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36	% # ^	09/25/2065	90,204,093
7,309,551	Ajax Mortgage Loan Trust, Series 2018-E-A	4.38	% # ^	06/25/2058	7,378,658
12,848,723	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% # ^	10/25/2058	12,571,203
47,130,532	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	39,517,009
4,243,561	Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	2,679,097
13,444,931	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	9,324,173
3,876,711	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	2,975,648
2,653,771	Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	1,848,741
9,772,761	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45	% I/F I/O	01/25/2037	2,032,582
9,772,761	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		01/25/2037	4,324,764
4,991,534	Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		01/25/2047	1,998,543
4,991,534	Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 54.00%)	4.45	% I/F I/O	01/25/2047	1,604,625
7,820,013	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	6,200,073
9,381,183	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	7,437,841
20,591,379	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	14,810,306
7,328,391	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	4,830,772
6,662,773	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	5,087,278
54,269,214	Alternative Loan Trust, Series 2007-HY4-4A1	3.98	% #	06/25/2037	45,968,168
5,092,847	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14%		09/25/2046	4,066,681
84,019	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.00%, 2.00% Floor, 11.00% Cap)	3.67%		06/25/2045	84,009
5,306,816	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	1.25%		11/25/2045	4,192,286
20,243,152	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.28%		11/25/2045	13,215,189
2,226,572	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	654,650
7,714,866	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% ^	01/25/2037	3,028,254
138,362,819	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.12%		10/25/2036	86,032,590
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.29%		05/25/2034	6,588,839
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	1.97%		09/25/2034	15,574,436
8,045,416	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	2.15%		10/25/2032	6,467,436
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47	% # ^	01/19/2039	31,518,984
13,367,230	Angel Oak Mortgage Trust LLC, Series 2018-1-A1	3.26	% # ^	04/27/2048	13,178,611
1,502,318	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.92%		11/25/2033	1,442,492
567,970	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	2.63%		06/25/2034	525,143
30,237,959	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.08%		11/25/2036	24,893,502
1,429,249	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,303,441
5,088,383	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	4,669,210
1,763,298	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	1,638,917
1,126,735	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,088,640
5,539,804	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	5,288,980
2,921,789	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	2,813,726
3,963,332	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	3,642,099
2,882,801	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	2,634,926
917,627	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	819,768
2,000,503	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,781,499
10,463,978	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00	% ß	10/25/2036	4,484,960
2,884,298	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.55	% I/F I/O	11/25/2036	483,189
1,027,947	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		11/25/2036	736,538

4,933,650	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	4,376,738
840,496	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	772,590
5,267,220	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	5,002,011
162,129	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	19.96	% I/F	03/25/2036	241,728
416,315	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	364,999
1,368,620	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	1,246,724
621,761	Banc of America Funding Corporation, Series 2006-3-6A1	6.21	% #	03/25/2036	600,986
3,459,410	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	3,156,161
1,029,972	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04%		10/25/2036	927,997
4,854,570	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91%		10/25/2036	4,374,441
1,123,575	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%		10/25/2036	1,050,559
505,649	Banc of America Funding Corporation, Series 2006-B-7A1	3.75	% #	03/20/2036	424,250
6,603,102	Banc of America Funding Corporation, Series 2006-D-6A1	3.57	% #	05/20/2036	5,756,132
219,654	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor, 10.50% Cap)	1.21%		07/20/2036	213,468
242,963	Banc of America Funding Corporation, Series 2006-H-3A1	4.17	% #	09/20/2046	190,915
37,452,178	Banc of America Funding Corporation, Series 2006-H-5A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.95%		10/20/2036	18,019,767
835,871	Banc of America Funding Corporation, Series 2007-1-TA10	5.84	% ß	01/25/2037	785,251
1,119,056	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% #	04/25/2037	1,022,192
2,115,762	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	1,874,098
1,788,872	Banc of America Funding Corporation, Series 2009-R14A-3A (- 2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	12.46	% ^ I/F	06/26/2035	2,236,757
3,277,209	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% # ^	12/26/2036	3,021,903
1,084,835	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	11.76	% ^ I/F	07/26/2036	1,331,322
2,403,916	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	2,213,422
243,483	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	218,467
5,870,713	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	5,418,014
14,223,506	BankUnited Trust, Series 2005-1-2A1	3.86	% #	09/25/2045	11,987,656
1,444,302	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	1.24	% ^	07/25/2037	1,125,259
23,958,244	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% ^ §	06/28/2034	23,792,441
4,872,332	BCAP LLC Trust, Series 2006-AA2-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		01/25/2037	4,426,836
55,678,931	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 1.90%, 0.19% Floor)	1.14	% ^	05/25/2047	48,812,483
2,770,513	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	2,004,051
2,999,422	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	2,148,124
10,913,105	BCAP LLC Trust, Series 2008-RR3-A1B	6.67	% # ^	10/25/2036	6,308,707
2,774,823	BCAP LLC Trust, Series 2009-RR13-18A2	5.75	% # ^	07/26/2037	2,258,455
3,622,691	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% # ^	02/26/2036	2,569,022
1,654,594	BCAP LLC Trust, Series 2010-RR10-5A1	7.00	% # ^	04/27/2037	1,715,419
2,743,179	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	4.19	% #	02/25/2036	2,498,650
4,592,876	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.95	% #	10/25/2046	3,662,094
4,568,305	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	4.14	% #	02/25/2047	3,894,587
2,114,141	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.85	% #	02/25/2047	1,796,066
24,041,717	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	3.92%		12/25/2046	18,904,870
1,723,557	Bear Stearns Alt-A Trust, Series 2004-11-2A3	3.78	% #	11/25/2034	1,491,141
8,702,116	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	1.43%		02/25/2036	7,931,076
19,155,643	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.64	% #	05/25/2036	15,132,070
7,272,667	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	1.29%		08/25/2036	5,542,458
9,399,031	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.97	% #	11/25/2036	7,499,507
4,658,435	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.65	% #	08/25/2046	4,092,884
9,142,757	Bear Stearns Alt-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.16% Floor, 11.50% Cap)	1.27%		01/25/2047	7,032,090
4,556,778	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	4,714,864
13,796,879	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	12,472,700
3,604,379	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	3,520,401
46,232,055	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.36	% #	09/25/2035	40,605,854
7,084,156	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	5,843,836
11,198,792	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	7,482,725
4,395,339	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25	% ß	12/25/2036	3,817,298
18,370,748	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		02/25/2037	18,033,652
43,832,730	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	1.17%		05/25/2037	37,533,191
18,643,837	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.00%		08/25/2037	14,793,022
15,000,000	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7-1A2 (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.55%		10/25/2037	12,751,083
1,445,647	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	968,898
1,325,530	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	898,059
2,242,775	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	4.14	% #	10/25/2036	1,978,486
14,685,513	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	1.15%		11/25/2036	12,946,699
5,464,355	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	1.13%		12/25/2037	4,212,084
12,199,496	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	1.11%		04/25/2037	11,347,156
33,990,400	Bellemeade Ltd., Series 2019-2A-M1B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	2.40	% ^	04/25/2029	33,861,495
19,637,957	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		11/25/2036	17,808,272
12,792,830	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		03/25/2037	11,529,741
33,785,574	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00	% ^	08/27/2037	24,881,359
5,850,719	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	1.07%		10/25/2036	4,447,888
28,211,437	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	1.11%		10/25/2036	21,545,455
8,683,266	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	1.20%		10/25/2036	6,699,601
97,705,646	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	1.11%		10/25/2036	87,389,600
30,594,417	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	1.09%		12/25/2036	25,340,006
24,840,677	Cascade MH Asset Trust, Series 2019-MH1-A	4.00	% # ^	11/25/2044	24,756,862
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,547,656
605,032	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	1.85%		03/25/2033	591,055
5,024,512	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.80	% #	12/25/2035	4,421,005
9,019,610	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	6,363,692
9,931,472	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	6,703,201
5,817,673	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	3,821,724
15,999,300	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	10,265,498
5,224,252	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.11	% #	07/25/2037	4,523,503
5,152,017	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	3,210,724
2,964,753	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	2,024,406
1,372,948	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	326,260
2,999,111	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	2,137,708
3,549,432	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	3,316,169
500,543	ChaseFlex Trust, Series 2006-1-A5	6.16	% #	06/25/2036	449,607

4,211,954	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	1.15%		09/25/2036	3,124,654
3,935,100	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	2,059,369
8,515,197	ChaseFlex Trust, Series 2007-M1-2F4	4.17	% ß	08/25/2037	7,541,890
8,856,562	ChaseFlex Trust, Series 2007-M1-2F5	4.17	% ß	08/25/2037	7,843,500
3,978,542	CHL Mortgage Pass Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	3,265,469
21,009,310	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	15,789,081
4,138,697	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	3,188,079
7,355,581	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	5,515,040
32,829,379	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	26,842,177
2,219,004	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	1,800,636
47,372,070	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	34,733,396
2,312,022	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	1,738,396
2,968,110	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	2,185,439
5,391,827	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	3,779,163
14,735,840	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.29	% #	03/25/2037	12,062,094
65,959,595	CIM Trust, Series 2016-1RR-B2	6.96	% # ^ Þ	07/26/2055	60,407,301
75,440,246	CIM Trust, Series 2016-2RR-B2	7.57	% # ^ Þ	02/25/2056	69,828,239
73,074,681	CIM Trust, Series 2016-3RR-B2	7.97	% # ^ Þ	02/27/2056	67,218,505
54,248,672	CIM Trust, Series 2017-3RR-B2	10.50	% # ^ Þ	01/27/2057	53,434,942
45,122,597	CIM Trust, Series 2017-6-A1	3.02	% # ^	06/25/2057	42,557,495
10,444,110	CIM Trust, Series 2017-8-A1	3.00	% # ^	12/25/2065	10,122,835
4,921,529	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	5,059,421
1,026,234	CitiCorporationMortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	910,733
4,057,011	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.29%		09/25/2036	4,074,656
2,970,946	CitiCorporationResidential Mortgage Securities, Inc., Series 2007-1-A4	5.26	% ß	03/25/2037	2,976,882
1,733,983	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,309,429
883,459	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	798,904
2,425,610	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	2,327,593
31,462,149	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.09	% ^	09/25/2036	28,479,818
8,025,131	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	4.62	% #	06/25/2036	6,755,896
3,169,093	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% ß	10/25/2036	2,367,245
1,705,513	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.86	% ß	03/25/2036	1,034,322
11,411,361	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16	% ß	05/25/2036	5,575,569
1,957,094	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	1.24%		10/25/2036	1,952,557
3,904,682	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.53	% #	04/25/2037	3,756,804
730,531	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% ^	10/25/2036	561,209
112,924	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	112,545
20,843,710	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% ^	04/25/2047	16,727,238
1,140,113	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% # ^ Þ	05/25/2037	1,073,734
70,504,981	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09	% ^	01/25/2037	57,967,081
1,599,800	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	3.99	% #	04/25/2037	1,347,666
4,114,592	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.84	% #	08/25/2047	3,366,284
4,673,691	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% ß	01/25/2037	2,474,047
10,302,497	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% ß	01/25/2037	5,455,471
5,829,745	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% # ^	10/25/2037	5,256,579
41,268,405	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% # ^	06/25/2037	40,069,191
21,682,848	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50	% # ^	11/25/2044	22,025,095
182,617,278	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.93	% # ^	07/25/2067	185,829,059
15,808,179	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% # ^	01/25/2068	14,801,962
22,564,088	Citigroup Mortgage Loan Trust, Inc., Series 2018-C-A1	4.13	% ^ §	03/25/2059	20,977,124
4,748,105	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 2.00%, 0.20% Floor)	1.15%		01/25/2037	2,463,287
178,091,086	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% ^	10/25/2058	170,849,938
34,757,568	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% # ^	04/25/2066	34,512,670
89,031,412	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% ^ §	09/25/2059	88,436,932
263,772,011	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.34	% ^	04/25/2064	245,626,633
3,204,700	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	2,961,115
3,363,725	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	3,024,009
3,349,806	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	3,057,180
2,307,030	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	2,000,032
621,204	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	602,759
2,569,006	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	2,171,890
7,262,665	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	6,724,285
3,893,533	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	3,596,473
1,898,355	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	1,753,519
5,147,444	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		01/25/2037	3,837,898
4,857,185	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45	% I/F I/O	01/25/2037	850,426
4,067,693	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1 (4.00% Floor, 6.00% Cap)	6.00%		03/25/2037	3,896,542
9,361,065	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45	% I/F I/O	03/25/2037	1,940,939
3,668,401	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	3,382,041
6,457,733	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	1.28%		04/25/2037	4,548,169
6,457,733	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	5.72	% I/F I/O	04/25/2037	1,269,364
6,839,109	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	6,143,543
939,314	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	747,754
12,384,169	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	9,858,601
411,454	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	368,390
5,355,795	Colony American Finance Ltd., Series 2016-1-A	2.54	% ^	06/15/2048	5,334,550
80,000,000	Connecticut Avenue Securities Trust, Series 2020-R02-2M2 (1 Month LIBOR USD + 20.00%)	2.95	% ^	01/25/2040	53,006,032
41,985,047	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	37,169,236
4,704,200	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	4,308,475
3,442,095	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	1.45%		07/25/2035	2,297,752
7,027,610	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	07/25/2035	998,915
102,282	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	102,235
2,551,756	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	11.33	% I/F	07/25/2035	2,728,972
3,563,173	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.70%		08/25/2035	2,718,387
1,423,841	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	916,488
1,818,282	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,354,342
6,045,814	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	4,737,614
2,194,617	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,699,014
19,673,793	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	16,486,843

489,312	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	28.99	% I/F	12/25/2035	955,814
643,327	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	595,113
9,337,093	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	8,637,315
1,663,852	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	1.75%		01/25/2036	1,286,699
4,185,906	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	3.75	% I/F I/O	01/25/2036	682,980
40,444,326	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	27,252,398
786,871	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	636,598
26,707,954	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	17,890,966
2,072,269	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	18.16	% I/F	02/25/2036	2,898,695
1,314,188	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,048,825
2,350,624	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	2,024,605
534,947	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.65%		10/25/2035	379,423
250,593	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	215,837
590,107	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	446,616
948,281	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	872,513
738,688	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	1.43%		11/25/2035	408,857
1,477,377	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	4.07	% I/F I/O	11/25/2035	199,817
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,719,900
19,924	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	17,874
769,201	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	1.45%		04/25/2035	600,783
2,366,772	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	04/25/2035	231,775
6,393,934	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	1.25%		05/25/2035	5,152,316
6,393,934	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	4.25	% I/F I/O	05/25/2035	763,401
3,443,124	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	2,125,755
37,074,360	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	24,393,617
1,058,787	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		07/25/2036	501,832
1,058,787	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	4.55	% I/F I/O	07/25/2036	220,631
5,180,070	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	1.35%		08/25/2036	2,758,566
7,024,485	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.65	% I/F I/O	08/25/2036	1,201,769
1,081,362	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	858,570
1,868,922	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,285,865
5,470,105	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	6.20	% I/F I/O	08/25/2036	1,539,789
4,386,312	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	3,075,816
4,707,830	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	1.55%		08/25/2036	2,305,390
1,744,723	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,208,139
2,239,500	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,589,165
4,198,396	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	3,169,929
569,510	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	40.00	% I/F	10/25/2036	1,391,876
348,837	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	29.26	% I/F	10/25/2036	655,126
3,837,326	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	3,101,641
2,866,776	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	1.62%		11/25/2036	1,313,194
4,781,783	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	4.38	% I/F I/O	11/25/2036	1,101,219
5,132,032	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,256,820
1,354,524	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,282,120
14,455,753	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.60	% I/F I/O	01/25/2037	3,593,404
4,922,866	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		01/25/2037	363,724
1,958,447	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,630,266
3,333,229	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.50	% I/F I/O	01/25/2037	544,499
3,995,933	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	2,923,286
4,207,803	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	3,078,283
4,138,879	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		02/25/2037	951,240
4,138,879	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45	% I/F I/O	02/25/2037	852,294
1,086,147	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,005,992
3,265,905	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	2,698,977
6,626,395	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	5,476,121
1,316,032	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	929,077
811,931	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	34.22	% I/F	05/25/2037	1,799,153
13,120,783	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	10,736,220
9,452,443	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		08/25/2037	3,489,732
2,737,191	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	46.69	% I/F	08/25/2037	7,215,588
4,442,717	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	4,001,571
7,157,384	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	25.55	% I/F	08/25/2037	13,588,476
1,127,079	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	956,128
791,341	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	33.32	% I/F	08/25/2037	1,917,376
11,631,020	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	8,210,047
31,559,953	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	19,442,869
3,732,228	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	24.61	% I/F	09/25/2037	4,702,801
21,420,232	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	12,535,356
9,300,861	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.45%		09/25/2037	3,681,258
13,199,851	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.55	% I/F I/O	09/25/2037	4,294,214
15,421,376	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	3,037,097
5,169,843	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.70	% I/F I/O	04/25/2037	1,369,993
5,169,843	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	1.50%		04/25/2037	2,306,318
4,396,999	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	3,357,274
348,869	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	34.52	% I/F	05/25/2037	830,236
372,412	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	34.40	% I/F	05/25/2037	883,372
532,345	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	1.45%		05/25/2037	172,745
532,345	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	4.55	% I/F I/O	05/25/2037	127,848
1,591,794	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	754,517
34,354,889	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.61	% #	03/25/2047	29,533,586
2,512,322	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	1.77%		11/25/2033	2,335,989
12,622,883	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	5.15%		10/25/2035	12,936,591
32,747,932	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		06/25/2047	27,560,404
9,082,067	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		06/25/2037	7,426,748
17,960,776	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		05/25/2037	14,591,751
4,110,264	Countrywide Asset Backed Certificates, Series 2007-BC3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		11/25/2047	3,674,932
333,165	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43	% #	02/25/2033	284,472
1,020,281	Countrywide Home Loans, Series 2003-60-4A1	3.89	% #	02/25/2034	988,164
1,786,295	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.00	% ^	11/25/2034	1,544,412

1,738,061	Countrywide Home Loans, Series 2004-R2-1AS	4.51	% # ^ I/O	11/25/2034	141,872
4,005,953	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	3,245,607
2,963,644	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	2,432,844
9,590,362	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	7,134,886
2,564,786	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	1,983,615
760,465	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	551,173
1,487,412	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,140,789
13,483,698	Countrywide Home Loans, Series 2005-HYB1-4A1	3.70	% #	03/25/2035	12,503,918
1,190,438	Countrywide Home Loans, Series 2005-HYB8-1A1	3.77	% #	12/20/2035	947,130
2,063,908	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	1,865,161
1,322,131	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	1,208,558
571,325	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	1.31	%^	03/25/2035	497,265
559,409	Countrywide Home Loans, Series 2005-R1-1AS	4.57	% # ^ I/O	03/25/2035	74,899
4,840,524	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	2,965,013
4,871,973	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	3,664,922
1,997,658	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,488,677
1,320,050	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,264,124
5,783,583	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	4,262,305
17,426,957	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	12,479,852
10,571,800	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	8,305,335
4,261,849	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	3,174,665
6,983,274	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	5,201,864
5,516,374	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	4,484,947
770,512	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	626,445
2,710,666	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	2,203,685
6,020,706	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	5,096,093
748,946	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	565,035
5,609,791	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	4,190,366
2,160,529	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	1,613,858
4,526,332	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	3,151,849
1,917,418	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,415,291
6,604,410	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	5,034,333
1,979,777	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,483,474
6,338,990	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	4,443,036
3,326,679	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	2,186,573
7,723,848	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	5,368,301
1,287,946	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	965,142
7,523,031	Countrywide Home Loans, Series 2007-HY1-1A1	3.73	% #	04/25/2037	6,421,829
19,398,922	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	11,904,422
489,612	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	1.45%		07/25/2037	184,840
2,448,061	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	4.55	% I/F I/O	07/25/2037	554,320
4,490,940	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.61%		11/25/2036	1,236,918
2,721,445	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%		12/25/2036	898,013
9,755,344	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% #	05/25/2037	3,543,297
37,145	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	3.99	% #	09/25/2034	36,813
3,217,127	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	2,719,369
677,238	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	572,454
9,045,460	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	8,468,711
9,721,832	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	2,197,223
4,673,925	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	4,387,203
4,263,679	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	2,942,816
1,581,525	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% ^	12/26/2035	1,387,769
13,955,156	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	7,837,768
2,478,572	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,110,022
2,936,005	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	1.65%		03/25/2036	1,013,816
16,410,916	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.35	% I/F I/O	03/25/2036	3,996,911
3,418,371	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,303,257
9,251,479	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	6,074,167
2,512,578	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	2,066,318
1,518,917	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,251,130
3,387,595	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	2,429,002
20,313,066	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	6,078,522
8,781,247	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	6,445,822
10,177,031	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,016,377
175,950	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	115,969
2,550,140	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	2,265,011
5,399,600	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	4,683,593
18,992,340	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	16,337,507
5,582,021	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	4,068,329
3,563,854	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	3,270,397
579,052	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	30.14	% I/F	11/25/2036	1,247,960
10,187,637	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13	% #	02/25/2037	4,007,347
4,718,730	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	3,660,269
7,131,949	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	4,596,150
5,120,185	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	4,239,278
41,131,181	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	32,395,202
18,233,056	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	14,357,106
6,409,482	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% ^	07/25/2037	5,911,100
962,934	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	4.28	% # ^	07/20/2035	889,275
3,002,715	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50	% # ^	12/26/2035	2,903,110
57,889,836	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.72	% # ^	06/26/2037	55,981,764
1,566,839	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00	% # ^	03/26/2037	1,564,729
9,067,835	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00	% # ^	06/26/2037	8,877,200
10,754,544	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.65	% # ^	08/26/2046	8,906,136
20,156,341	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50	% # ^	07/25/2028	19,932,765
36,661,753	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00	% # ^	05/27/2043	33,388,712
17,629,265	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00	% # ^	07/25/2043	17,329,481
3,172,106	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00	% # ^	09/25/2044	3,122,460
51,426,676	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50	% # ^	01/25/2045	49,990,998

16,695,012	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A2	4.52	% ^§	02/25/2024	16,532,722
11,686,855	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		05/25/2036	9,049,026
4,586,519	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83	% ^ß	12/25/2036	4,623,751
10,681,196	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	6,544,482
5,710,005	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	1,818,677
64,604	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	58,967
12,106,994	CSMC Mortgage-Backed Trust, Series 2019-RPL6-CERT	4.10	% ^	11/25/2058	10,602,015
287,917,744	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	3.98	% # ^	11/25/2058	268,635,979
24,437,671	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32	% # ^	10/25/2058	25,541,122
9,043,610	CSMC Trust, Series 2009-12R-5A1	6.00	% ^	06/27/2036	8,351,057
18,365,632	CSMC Trust, Series 2010-4R-3A17	6.00	%# ^	06/26/2037	17,660,759
52,217,823	CSMC Trust, Series 2018-RPL2-A1	4.03	% ^§	08/25/2062	48,572,215
167,697,593	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	08/26/2058	174,877,549
74,911,300	CSMC Trust, Series 2018-RPL8-A1	4.13	% # ^	07/25/2058	69,968,997
58,244,384	CSMC Trust, Series 2019-6R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	2.76	% ^	10/25/2046	54,697,481
130,324,607	CSMC Trust, Series 2019-JR1-A1	4.10	% # ^	09/27/2066	129,960,897
66,851,881	CSMC Trust, Series 2019-RPL2-A1	3.88	% # ^	11/25/2058	69,066,985
4,227,000	CSMC Trust, Series 2020-AFC1-B1	3.45	% # ^	02/25/2050	2,979,620
14,864,824	CSMC Trust, Series 2020-RPL1-CERT	3.23	% ^	01/25/2046	13,754,659
284,411,669	CSMC Trust, Series 2020-RPL1-PT1	3.47	% ^	10/25/2069	244,671,680
102,104,276	CSMCM Trust, Series 2017-RPL2-CERT	0.01	% ^	02/25/2056	86,130,542
11,576,068	CSMCM Trust, Series 2018-RPL7-A1	3.90	% ^ I/O	09/25/2048	11,563,798
20,130,158	CSMCM Trust, Series 2018-RPL8-A1	4.07	% ^ I/O	07/25/2058	19,572,726
5,752,134	CSMLT Trust, Series 2015-3-1A2	3.50	% # ^	11/25/2045	5,815,836
4,049,762	Deephaven Residential Mortgage Trust, Series 2018-3A-A2	3.89	% # ^	08/25/2058	3,992,608
3,942,204	Deephaven Residential Mortgage Trust, Series 2018-3A-A3	3.96	% # ^	08/25/2058	3,884,682
27,216,736	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 2.50%, 0.25% Floor)	1.20%		07/25/2047	20,424,293
12,817,772	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% #	09/25/2035	11,798,273
726,827	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	24.00	% I/F	11/25/2035	1,234,853
866,251	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	1.15%		11/25/2035	437,128
2,614,439	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.35	% I/F I/O	11/25/2035	330,370
21,084,052	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.25%		09/25/2047	16,496,630
13,842,373	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	1.17%		08/25/2047	10,741,018
5,310,899	Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB1-A1C	5.67	% #	02/25/2036	4,871,278
714,468	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.15	% #	06/25/2036	636,107
18,216,364	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% #	10/25/2036	15,930,946
1,297,697	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% #	10/25/2036	1,134,626
1,903,536	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% #	10/25/2036	1,663,858
3,778,937	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87	% ß	10/25/2036	3,302,879
6,398,791	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14	% ^I/F	04/15/2036	5,948,992
4,170,616	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	11.12	% ^I/F	04/15/2036	4,112,992
6,779,854	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	13.26	% ^I/F	04/15/2036	6,973,523
486,802	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	17.24	% ^I/F	04/15/2036	591,193
4,261,461	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	11.58	% ^I/F	04/15/2036	4,234,192
70,580,840	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14	% ^I/F	04/15/2036	69,755,087
7,981,495	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	7,136,225
1,304,507	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	1,140,470
39,393,038	Eagle Ltd., Series 2019-1-M1B (1 Month LIBOR USD + 1.80%)	2.75	% ^	04/25/2029	39,264,703
16,856,062	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14%		04/25/2037	14,832,239
76,931,937	Figure Line of Credit Trust, Series 2020-1-A	4.04	% # ^	09/25/2049	73,313,443
4,118,224	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		02/25/2036	4,072,562
5,887,401	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	3.61	% #	05/25/2035	4,189,881
5,931,013	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	4,317,873
321,099	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		11/25/2020	326,045
2,565,204	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	3.77	% #	06/25/2036	2,117,719
2,562,506	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,732,170
8,598,804	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	5,681,342
1,928,172	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	1,299,481
2,620,541	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	1,713,419
5,186,256	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	4,386,328
14,918,868	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	9,522,229
767,652	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	489,967
877,597	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	586,252
2,709,208	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	1,809,803
1,272,939	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	850,348
1,599,995	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	1,181,755
4,165,885	First Horizon Mortgage Pass-Through Trust, Series 2007-1-A3	6.00%		03/25/2037	3,012,808
2,815,716	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	2,015,906
72,500,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% # ^	05/25/2024	73,580,308
75,700,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23	% # ^	09/25/2024	47,644,051
153,548,077	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		11/25/2036	90,288,434
55,423,892	GCAT LLC, Series 2019-2-A1	3.47	% ^§	06/25/2024	55,244,679
2,751,000	GCAT LLC, Series 2019-NQM3-M1	3.45	% # ^	11/25/2059	2,363,500
24,792,419	GCAT LLC, Series 2020-1-A1	2.98	% ^§	01/26/2060	24,808,259
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.32%, 0.32% Floor)	1.27%		12/25/2035	39,749,502
40,698,887	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		08/25/2036	20,436,909
3,606,362	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.98	% #	09/19/2035	3,008,136
29,056,771	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	1.21%		08/25/2045	17,168,728
18,131,173	GreenPoint Mortgage Funding Trust, Series 2006-AR7-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		12/25/2046	15,494,763
29,734,795	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	1.19%		04/25/2047	23,694,267
1,139,228	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50	% # ^	09/25/2036	783,510
175,342	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% #	09/25/2035	140,281
9,443,331	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% #	06/25/2036	3,761,907
6,758,754	GSAA Home Equity Trust, Series 2006-10-AF4	6.30	% ß	06/25/2036	2,690,685
12,835,516	GSAA Home Equity Trust, Series 2006-15-AF4	5.96	% ß	09/25/2036	4,987,510
2,129,558	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% #	11/25/2036	865,371
4,749,100	GSAA Home Equity Trust, Series 2006-18-AF6	5.68	% ß	11/25/2036	1,706,590
8,845,965	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.09%, 0.09% Floor)	1.04%		12/25/2036	3,415,638
5,315,149	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	4,031,695

2,948,864	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,806,520
23,182,925	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		08/25/2036	19,279,095
10,207,496	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	1.30	% ^	03/25/2035	8,664,288
10,207,496	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	3.01	% # ^ I/O	03/25/2035	1,459,270
6,148,416	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	1.30	% ^	09/25/2035	4,939,939
6,148,416	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	2.83	% # ^ I/O	09/25/2035	888,467
23,395,135	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	1.30	% ^	01/25/2036	18,003,862
23,395,135	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	2.73	% # ^ I/O	01/25/2036	2,778,465
24,456,830	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.81	% ^	09/26/2036	16,301,884
1,488,593	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,458,729
2,746,036	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	2,704,334
440,919	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	444,418
4,447,250	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	5.95	% I/F I/O	07/25/2035	472,893
357,082	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	1.45%		07/25/2035	310,074
233,742	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	1.45%		09/25/2035	213,041
9,082,397	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	5,817,583
2,553,796	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	1,737,380
667,888	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	751,859
592,514	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	544,797
2,547,066	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	1,803,821
3,059,007	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	2,166,429
23,763,503	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	16,765,893
9,323,455	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	7,298,890
4,631,947	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	2,476,403
1,168,762	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	1,079,152
14,665,119	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	10,568,317
803,548	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	948,314
1,502,905	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,705,260
19,880,387	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	16,134,742
924,580	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	4.26	% #	12/19/2035	796,354
27,685,152	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.31% Floor, 11.00% Cap)	1.37%		09/19/2035	17,051,761
52,315,560	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	3.52%		09/19/2035	32,978,353
5,938,176	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.93%		11/19/2036	5,046,837
11,058,709	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.92%		12/19/2036	9,054,987
51,964,199	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.93%		01/25/2047	40,880,277
84,830,669	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	1.12%		07/21/2036	48,836,812
16,581,788	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	0.96%		02/19/2046	13,316,983
14,303,296	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	0.97%		07/19/2047	12,358,069
22,430,727	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.95%		10/25/2037	17,701,829
12,941,374	HMIR, Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	2.60	% ^	05/25/2029	12,893,611
888,304	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	2.24%		08/25/2033	839,588
1,001,644	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	1.94%		01/25/2035	966,131
12,182,000	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	1.23%		06/25/2036	9,409,613
9,545,425	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	1.19%		11/25/2036	7,052,774
3,987,912	Home Partners of America Trust, Series 2019-2-C	3.02	% ^	10/19/2039	3,667,232
4,242,460	Home Partners of America Trust, Series 2019-2-D	3.12	% ^	10/19/2039	3,796,815
7,985,807	Home Partners of America Trust, Series 2019-2-E	3.32	% ^	10/19/2039	6,716,455
837,121	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	1.44%		03/25/2035	671,138
5,725,733	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	1.19%		07/25/2035	5,621,866
23,803,997	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	13,738,517
1,389,225	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	4.14	% #	01/25/2037	1,208,294
16,761,850	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.87	% ß	12/25/2036	8,132,335
33,273,974	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 1.40%, 0.14% Floor)	1.09%		10/25/2036	13,229,453
10,212,490	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	1.11%		03/25/2037	9,389,761
463,997	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	459,926
4,861,486	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		07/25/2047	3,573,592
9,284,857	IndyMac Mortgage Loan Trust , Series 2007-AR21-8A1	3.78	% #	09/25/2037	8,086,191
1,531,093	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.96	% #	09/25/2036	1,142,688
1,987,173	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	3.95	% #	09/25/2036	1,628,912
14,889,317	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.83	% #	12/25/2036	12,289,233
4,606,292	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.64	% #	05/25/2036	3,783,351
3,970,251	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	2,408,309
2,906,534	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,763,071
12,638,399	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	10,210,431
13,761,305	IndyMac Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	10,685,740
20,051,350	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	9,948,772
20,146,630	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	13,073,980
6,194,516	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.86	% #	07/25/2037	4,500,649
5,047,551	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.12	% #	03/25/2037	4,325,306
3,437,185	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.55	% #	07/25/2037	2,948,055
32,149,381	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	11,644,567
397,933	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	341,489
25,616,776	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	12,685,876
8,947,445	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	7,704,302
2,868,360	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	2,469,835
5,362,301	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 11.50% Cap)	1.13%		05/25/2036	4,423,572
3,146,954	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	2,263,119
12,902,380	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	12,428,768
20,738,481	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96	% ß	12/25/2036	19,473,658
8,978,626	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46	% ß	09/25/2029	6,898,212
15,766,949	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		11/25/2036	13,118,420
28,346,928	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	1.07%		08/25/2036	13,562,472
26,199,495	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		08/25/2036	12,778,989
3,660,880	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.41	% ß	07/25/2036	1,627,628
5,693,881	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 1.30%, 0.13% Floor)	1.08%		12/25/2036	3,639,981
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.89	% ß	11/25/2036	22,822,339
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	1.27%		03/25/2037	6,553,480
954,777	JP Morgan Mortgage Trust, Series 2005-A6-5A1	4.04	% #	08/25/2035	816,986
6,435,906	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	6,691,947

658,697	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	598,651
1,325,639	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	824,066
4,390,447	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	2,902,907
3,092,453	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	2,230,682
8,192,009	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	1.33%		08/25/2036	1,672,156
8,192,009	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	6.17	% I/F I/O	08/25/2036	2,913,746
1,440,997	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,039,439
7,748,057	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	5,207,983
3,225,794	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	2,218,518
7,131,041	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	1.33%		01/25/2037	2,440,108
7,131,041	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	5.67	% I/F I/O	01/25/2037	2,353,477
1,412,543	JP Morgan Mortgage Trust, Series 2007-A2-2A1	4.02	% #	04/25/2037	1,169,431
8,416,280	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	5,463,115
2,729,752	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	1,940,309
5,565,670	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	3,990,217
2,014,648	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	1,236,104
937,919	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	669,948
5,131,816	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	3,674,551
5,848,834	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	4,189,270
380,968	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	367,848
7,345,104	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% ^	02/26/2037	5,493,070
16,566,666	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% # ^ Þ	09/27/2037	10,208,612
13,578,419	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% ^	02/26/2037	10,678,287
6,272,411	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.10	% ^	01/26/2037	4,435,615
51,877,610	Legacy Mortgage Asset Trust, Series 2018-GS3-A1	4.00	% ^§	06/25/2058	50,485,017
16,861,768	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00	% # ^	02/25/2058	16,942,816
45,519,184	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00	% ^§	01/25/2059	41,757,060
42,804,780	Legacy Mortgage Asset Trust, Series 2019-GS2-A1	3.75	% ^§	01/25/2059	36,225,686
27,407,287	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% ^§	05/25/2059	27,452,893
194,840,441	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30	% ^	06/25/2058	173,116,706
54,716,112	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00	% # ^	12/28/2054	54,986,289
123,516,228	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47	% ^§	11/25/2061	122,085,206
2,325,415	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	1,748,948
2,049,638	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	1,813,066
2,736,218	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	2,712,575
232,999	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	224,944
1,251,425	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,239,984
1,383,747	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.70%		02/25/2036	702,342
4,151,240	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	3.80	% I/F I/O	02/25/2036	884,333
4,635,283	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.70%		02/25/2036	3,709,848
4,635,283	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	3.80	% I/F I/O	02/25/2036	582,735
2,986,473	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	2,758,103
3,117,019	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45	% I/F I/O	08/25/2036	589,471
1,981,110	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	1,750,229
6,175,621	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	1.30%		09/25/2036	645,432
12,863,751	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	6.20	% I/F I/O	09/25/2036	3,779,540
8,754,976	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	6,649,538
1,993,719	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	1,824,832
3,383,040	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		11/25/2036	749,546
12,032,506	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.60	% I/F I/O	11/25/2036	3,906,336
2,481,058	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	26.33	% I/F	01/25/2037	4,337,069
2,718,816	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	1.55%		01/25/2037	1,616,373
8,108,065	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	4.20	% I/F I/O	01/25/2037	1,461,205
4,094,711	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	1.33%		01/25/2037	734,581
7,576,833	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	5.67	% I/F I/O	01/25/2037	2,308,459
7,421,323	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	4,138,271
2,133,600	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	1,699,781
2,603,788	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	1.28%		05/25/2037	623,982
12,528,585	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	5.72	% I/F I/O	05/25/2037	3,904,093
878,795	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	1.28%		05/25/2037	252,652
10,157,093	Lehman Mortgage Trust, Series 2007-5-11A1	5.11	% #	06/25/2037	7,231,291
800,066	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	726,624
1,117,670	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	34.40	% I/F	08/25/2036	1,761,818
801,639	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	547,791
272,537	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	234,312
7,105,417	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	3,867,162
4,403,438	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	2,691,918
17,881	Lehman Trust, Series 2005-10-2A3B	5.23	% ß	01/25/2036	34,455
5,574,068	Lehman Trust, Series 2005-4-2A3A	5.00	% ß	10/25/2035	5,747,769
11,508,187	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	3.03%		02/25/2036	9,452,873
4,678,430	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		08/25/2046	4,810,527
11,109,171	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	1.16%		04/25/2036	9,135,773
235,505	Lehman Trust, Series 2006-5-2A4A	5.89%		04/25/2036	225,615
12,278,387	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		06/25/2046	10,038,071
11,165,672	Lehman Trust, Series 2007-1-2A1	7.00	% #	02/25/2037	9,978,162
18,509,573	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		07/25/2047	15,426,029
7,808,522	Lehman XS Trust, Series 2005-2-2A3B	4.74%		08/25/2035	7,183,244
19,200,000	LHOME Mortgage Trust 2019-RTL3, Series 2019-RTL3-A1	3.87	% ^	07/25/2024	17,675,349
86,200,000	LHOME Mortgage Trust, Series 2019-RTL2-A1	3.84	% ^	03/25/2024	80,209,746
19,200,000	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23	% ^	10/25/2024	17,416,500
34,396,474	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		05/25/2046	12,585,546
5,602,024	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	1.22%		05/25/2046	2,134,642
37,250,577	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.09%		07/25/2036	25,979,860
5,908,811	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	1.21%		11/25/2035	5,036,765
3,636,844	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.43	% #	03/25/2035	2,581,493
1,465,513	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.36	% #	07/25/2035	1,259,843
9,477,049	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.87	% #	11/25/2036	9,929,142
1,543,444	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,409,319
262,623	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	254,157

8,967,203	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	6,481,838
2,712,384	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	2,340,076
1,796,701	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,311,811
2,837,738	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	2,581,361
4,639,584	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	2,440,172
3,930,660	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	5.07%		12/25/2032	3,684,752
10,186,546	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		06/25/2036	9,010,448
21,650,911	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	1.16%		05/25/2037	19,605,953
3,237,413	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	2,771,682
2,315,314	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	2,022,444
3,259,904	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,238,448
22,292,725	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% # ^	09/27/2037	20,516,296
12,742,537	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% # ^	06/27/2036	11,155,005
2,367,672	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00	%Δ	10/25/2032	2,325,086
892,787	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	1.35%		10/25/2032	764,012
17,055,189	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	1.27%		03/25/2037	4,937,099
17,055,189	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	5.73	% I/F I/O	03/25/2037	5,349,926
2,290,495	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.78	% #	10/25/2036	1,932,964
1,304,842	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	937,869
110,474,116	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	1.20%		02/25/2037	60,387,063
24,825,423	MFA LLC, Series 2017-NPL1-A1	3.35	% ^§	11/25/2047	25,310,794
59,754,874	MFA LLC, Series 2018-NPL1-A1	3.88	% ^§	05/25/2048	61,638,628
64,218,368	MFA LLC, Series 2018-NPL2-A1	4.16	% ^§	07/25/2048	64,013,029
13,065,321	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 3.60%, 0.36% Floor)	1.31%		02/25/2036	9,479,338
32,379,633	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	1.17%		12/25/2036	16,745,212
1,072,331	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	1.65%		12/25/2035	774,426
2,686,683	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	2,369,461
3,860,861	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.49	% #	12/25/2035	3,637,383
5,340,953	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23%		08/25/2036	1,688,702
9,358,854	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	6,450,879
6,323,997	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65	% ß	10/25/2046	2,553,989
2,090,100	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58	% ß	10/25/2046	730,261
3,996,650	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	3,805,464
23,247,310	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.03	% #	06/25/2036	17,988,555
2,398,292	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	1,839,237
2,427,856	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	1,861,901
3,343,174	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,359,431
7,805,594	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	3.67	% #	10/25/2037	5,963,005
3,450,684	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% ß	09/25/2046	1,270,789
2,400,090	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% ß	09/25/2046	1,033,793
793,397	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% ß	01/25/2047	700,760
6,584,218	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% ß	01/25/2047	3,266,121
3,851,146	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% ß	01/25/2047	1,910,030
7,880,172	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	3.90	% ^	06/26/2036	6,981,923
12,884,462	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	3.08	% ^	01/26/2037	10,904,098
18,799,083	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% # ^	11/26/2036	18,272,406
2,769,873	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% # ^ Þ	02/26/2037	2,843,949
13,748,132	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	3.39	% # ^	10/26/2036	11,600,775
12,620,614	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% #	07/25/2036	5,346,859
14,990,567	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	5.05%		10/25/2036	5,536,583
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	1.23%		05/25/2036	7,910,341
8,674,168	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75	% # ^	05/25/2054	8,963,343
27,828,600	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75	% # ^	08/25/2055	28,867,375
61,254,589	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61	% ^	05/25/2023	60,404,810
20,652,272	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79	% ^	07/25/2054	20,628,388
458,648	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	1.61%		08/25/2035	397,948
127,407	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%		02/25/2035	125,509
14,640,331	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% #	05/25/2036	4,900,966
2,975,177	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% #	05/25/2036	996,812
16,813,069	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	7,236,041
2,841,763	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% #	01/25/2036	1,222,859
1,428,981	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% #	06/25/2036	582,808
16,878,094	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ß	10/25/2036	6,573,991
2,966,705	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ß	02/25/2037	1,166,562
14,786,743	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% ß	02/25/2037	5,815,237
5,787,624	Nomura Resecuritization Trust, Series 2014-2R-4A9	4.31	% ^	07/26/2036	4,969,971
51,410,001	Nomura Resecuritization Trust, Series 2015-4R-1A14 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.84	% ^	03/26/2047	39,523,129
9,470,059	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		10/25/2036	6,082,404
21,237,601	NRPL Trust, Series 2018-2A-A1	4.25	% ^§	07/25/2067	21,903,115
37,733,756	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27	% ^	02/25/2023	37,626,249
36,176,839	OBX Trust, Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	1.60	% ^	06/25/2057	34,138,987
830,701	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.92%		11/25/2034	754,104
7,595,148	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		01/25/2037	4,871,433
81,644,707	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14%		07/25/2037	65,456,333
103,651,873	OSAT Trust, Series 2020-RPL1-A1	3.07	% ^§	12/26/2059	104,617,992
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	1.44%		09/25/2035	11,848,352
5,382,820	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	1.11%		02/25/2037	3,848,654
15,155,724	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	13,727,609
7,071,907	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	6,405,526
554,303	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	476,446
130,938,829	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.36	% ^	05/27/2023	123,896,559
13,741,218	PMT Credit Risk Transfer Trust, Series 2019-1R-A (1 Month LIBOR USD + 2.00%, 2.00% Floor)	3.61	% ^	03/27/2024	13,220,813
49,815,930	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.66	% ^	10/27/2022	48,307,583
150,102,379	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.00	% ^	02/27/2023	141,905,589
189,235,615	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	188,252,725
27,433,318	Pretium Mortgage Credit Partners LLC, Series 2019-1A-A1	4.50	% ^§	01/25/2024	27,862,710
74,012,129	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72	% ^§	01/25/2059	64,869,899
105,086,565	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84	% ^§	12/25/2058	91,243,743
60,101,664	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10	% ^§	07/27/2059	53,071,163

71,070,864	Pretium Mortgage Credit Partners LLC, Series 2020-CFL1-A1	3.10	% ^§	02/27/2060	66,364,977
75,779,435	Pretium Mortgage Credit Partners LLC, Series 2020-NPL1-A1	2.86	% ^§	05/27/2059	57,284,857
8,802,969	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% ^	05/25/2035	5,096,741
4,263,834	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% ^	05/25/2035	2,441,390
129,162,409	PRPM LLC, Series 2019-2A-A1	3.97	% ^§	04/25/2024	115,693,276
59,223,233	PRPM LLC, Series 2019-3A-A1	3.35	% ^§	07/25/2024	58,853,905
119,946,302	PRPM LLC, Series 2019-4A-A1	3.35	% ^§	11/25/2024	118,987,391
91,568,452	PRPM LLC, Series 2019-GS1-A1	3.50	% # ^	10/25/2024	91,159,755
119,709,584	PRPM LLC, Series 2020-1A-A1	2.98	% ^§	02/25/2025	96,497,262
36,710,939	RALI Trust, Series 2007-QA5-1A1	5.61	% #	09/25/2037	27,842,945
18,529,615	RALI Trust, Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.25%		08/25/2037	14,560,401
42,103,539	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	37,795,552
21,179,961	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	1.25%		05/25/2036	18,401,330
22,263,570	RBSGC Structured Trust, Series 2008-B-A1	6.00	% ^	06/25/2037	21,057,847
29,557,303	RBSSP Resecuritization Trust , Series 2009-12-20A2	3.93	% # ^	12/25/2035	26,304,765
8,402,251	RBSSP Resecuritization Trust, Series 2009-12-17A2	4.10	% # ^	10/25/2035	7,150,037
4,396,442	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% ^	07/26/2037	3,324,134
80,488,169	Redwood Funding Trust, Series 2019-1-PT	4.21	% ^§	09/27/2024	73,966,374
1,135,143	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% ß	05/25/2036	700,899
10,340,045	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% ß	01/25/2037	4,715,842
20,361,654	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% ß	01/25/2037	9,646,415
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% ß	04/25/2037	2,073,822
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% ß	04/25/2037	1,384,599
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% ß	04/25/2037	847,799
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% ß	04/25/2037	1,255,286
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% ß	04/25/2037	2,143,699
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% ß	06/25/2037	5,026,935
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% ß	06/25/2037	2,985,176
24,122,243	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.42	% #	10/25/2035	17,987,749
13,296,478	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.56	% #	12/25/2035	10,715,592
10,511,817	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	4.09	% #	03/25/2035	5,437,501
390,322	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	40.74	% I/F	08/25/2035	922,109
1,419,654	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,265,820
2,923,912	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	1.65%		09/25/2035	2,201,177
11,988,037	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	4.10	% I/F I/O	09/25/2035	1,700,569
6,712,982	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	3,840,169
2,424,750	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,979,011
2,858,896	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	2,611,545
2,918,563	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.65%		11/25/2035	2,151,687
2,918,058	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	3.85	% I/F I/O	11/25/2035	400,449
1,510,999	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,367,861
1,047,045	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	947,857
4,379,195	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	3,964,351
3,112,594	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	1.80%		12/25/2035	2,245,887
3,112,594	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	4.20	% I/F I/O	12/25/2035	467,203
2,504,489	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,267,237
1,225,110	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,167,663
1,178,719	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,044,913
7,799,370	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	6,663,214
1,638,011	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,114,836
3,310,740	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	2,901,567
4,993,775	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	4,149,764
2,299,808	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,021,324
1,037,118	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	893,796
3,687,829	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	3,208,628
1,076,518	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	927,751
1,163,305	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	988,377
460,342	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	391,119
2,069,133	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	1,805,025
11,495,208	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	10,027,937
1,273,047	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	35.60	% I/F	01/25/2036	2,672,566
7,951,299	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	7,251,861
1,902,227	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5143.00%, 0.10% Floor, 8.00% Cap)	8.00	% I/F	04/25/2036	1,746,760
5,100,057	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	4,509,327
15,200,088	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	13,439,492
2,082,958	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,832,051
3,426,032	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	3,013,342
6,917,161	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	6,107,057
11,995,367	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	4.60	% I/F I/O	08/25/2036	1,952,559
4,383,592	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.35	% I/F I/O	07/25/2036	783,294
29,176,444	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	1.18%		06/25/2037	13,383,915
4,118,700	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	3,426,276
13,701,589	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.50	% I/F I/O	01/25/2037	2,062,092
1,379,210	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,201,038
3,380,476	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	2,859,581
5,047,234	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	4,300,503
23,103,406	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	19,977,451
3,683,982	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	3,138,874
6,118,334	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	5,149,190
2,640,948	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,211,867
1,089,499	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	1.25%		03/25/2037	722,253
3,618,474	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	5.75	% I/F I/O	03/25/2037	744,780
2,858,465	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	2,453,449
919,080	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	47.11	% I/F	04/25/2037	2,192,244
4,093,098	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	3,513,119
6,523,134	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	5,762,666
450,532	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	47.94	% I/F	04/25/2037	1,086,881
6,905,761	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	4,107,272
23,141,224	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	20,818,998

2,659,572	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	4.40	% #	07/25/2034	2,282,219
2,025,499	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	2,024,438
20,553,720	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	1.25%		03/25/2036	19,084,818
1,645,929	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	1.24%		08/25/2036	1,644,176
6,422,441	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	1.20%		08/25/2046	6,293,795
2,334,355	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	1.11%		07/25/2036	2,267,804
26,217,759	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	1.15%		01/25/2037	22,532,889
12,428,115	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	1.20%		04/25/2037	12,165,149
5,330,352	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	3,580,190
2,445,940	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	11/25/2035	484,608
2,207,823	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	1.50%		11/25/2035	1,198,387
19,266,337	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	12,080,658
3,199,139	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	3,064,799
9,007,436	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	5,477,374
9,519,871	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	5,755,276
1,658,830	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,216,459
4,198,604	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	3,426,244
4,219,216	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	07/25/2035	682,411
5,315,137	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	3,153,884
774,257	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	507,592
7,681,993	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	4,223,678
7,693,484	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	4,029,792
12,971,248	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	9,063,645
14,508,660	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		12/25/2036	1,553,815
32,018,437	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.60	% I/F I/O	12/25/2036	9,804,292
6,516,151	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	4,101,488
4,515,488	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	2,787,279
455,368	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	423,437
3,467,783	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	3,224,616
3,313,421	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	2,590,580
5,487,094	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	24.61	% I/F Þ	01/25/2046	6,931,611
27,390,244	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	21,532,073
898,528	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	39.13	% I/F	04/25/2037	2,424,877
22,832,104	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15	% I/F I/O	05/25/2037	4,923,823
5,877,291	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	1.35%		05/25/2037	343,961
5,526,894	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	3,982,550
2,422,155	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,745,348
10,128,799	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	7,753,500
8,321,530	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	4,364,975
36,603,436	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	19,397,226
16,218,210	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	8,594,502
7,481,258	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	6,567,031
13,006,527	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	12,121,882
2,432,780	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	2,212,670
166,558	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	151,489
4,173,465	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	3,722,157
5,641,113	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	5,088,245
2,855,948	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	2,482,506
3,217,539	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	2,796,817
6,006,778	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	5,221,337
938,659	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	815,921
2,594,746	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	2,204,545
3,253,348	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	2,903,802
1,821,971	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	1,626,128
19,667,088	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	18,531,595
5,699,600	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	5,372,019
2,946,590	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	2,654,526
15,346,591	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	13,713,186
7,674,249	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	6,411,018
643,786	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.31	% #	02/25/2037	565,168
5,500,096	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.37	% #	04/25/2037	4,558,042
12,486,591	RMAT LLC, Series 2015-PR2-A1	9.85	% ^	11/25/2035	12,288,424
38,961,000	RSFR, Series 2020-1-PT	4.21	% ^§	02/17/2025	39,112,636
29,297,103	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	1.12%		10/25/2046	27,769,218
278,474,393	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.92	% # ^	02/25/2054	228,594,283
53,878,331	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	3.38	% # ^	12/26/2059	47,249,702
70,116,380	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.63	% # ^	10/25/2044	62,530,222
132,644	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	1.12%		07/20/2033	113,215
6,978,597	Sequoia Mortgage Trust, Series 2013-2-A	1.87	% #	02/25/2043	6,678,227
11,891,173	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		02/25/2036	11,008,514
20,097,778	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		01/25/2037	19,073,396
4,689,552	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		06/25/2037	3,339,539
8,687,760	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		08/25/2037	6,905,593
25,970,903	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.95%		09/25/2037	18,105,903
46,597,881	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 1.80%, 0.18% Floor)	1.84%		02/25/2037	33,118,936
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22	% # ^	01/28/2050	8,926,724
110,285,632	Stanwich Mortgage Loan Company, Series 2019-NPB1-A1	3.38	% ^§	08/15/2024	110,178,158
72,567,894	Stanwich Mortgage Loan Company, Series 2019-RPL1-A	3.72	% ^§	03/15/2049	71,634,620
5,820,737	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.69	% #	04/25/2037	3,435,798
2,448,125	STARM Mortgage Loan Trust, Series 2007-3-1A1	4.70	% #	06/25/2037	1,956,931
1,788,667	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.84	% #	09/25/2034	1,547,198
3,617,189	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.04	% #	12/25/2035	3,156,672
3,789,054	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	4.02	% #	01/25/2037	3,043,434
1,886,700	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.80	% #	02/25/2036	1,261,614
7,109,818	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	4.51	% #	09/25/2036	6,101,969
12,283,135	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.25%		08/25/2037	10,584,601
100,495,050	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		06/25/2036	66,972,946
15,709,383	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	1.15%		05/25/2036	13,825,391
98,029,599	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		12/25/2036	64,889,477

1,968,045	Structured Asset Securities Corporation, Series 2003-24A-1A3	3.73	% #	07/25/2033	1,760,602
11,226,346	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	8,537,724
33,873,156	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		12/25/2036	31,500,904
80,129,082	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.31	% ^ I/F I/O Þ	03/28/2045	15,062,032
21,579,677	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14	% ^	03/25/2037	16,590,445
502,179	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	469,442
776,487	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	620,731
320,835	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	1.45%		12/25/2033	279,209
4,375,402	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.46	% #	12/25/2044	3,733,161
12,829,403	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	2.24%		03/25/2037	11,084,151
2,722,634	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	2.24%		03/25/2037	2,199,005
65,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46	% ^§	03/25/2022	56,810,390
70,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	%§	09/25/2022	63,444,122
1,807,018	Towd Point Mortgage Trust, Series 2015-1-AES	3.00	% # ^	10/25/2053	1,817,902
2,761,642	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75	% # ^	11/25/2060	2,766,374
100,424,282	Towd Point Mortgage Trust, Series 2019-1-A1	3.75	% # ^	03/25/2058	103,220,475
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40	% ^	03/17/2038	4,207,120
20,800,000	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47	% ^	09/25/2024	16,843,794
35,054,319	VCAT LLC, Series 2019-NPL2-A1	3.57	% ^§	11/25/2049	34,623,400
26,097,700	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% # ^	11/25/2047	25,422,255
28,901,351	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% # ^	10/26/2048	29,239,387
73,170,401	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76	% # ^	03/25/2049	73,126,923
4,961,588	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61	% # ^	03/25/2049	4,064,077
26,415,928	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13	% # ^	07/25/2049	24,760,027
9,213,245	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26	% # ^	07/25/2049	7,820,170
3,231,611	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54	% # ^	02/25/2050	2,764,617
15,600,798	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35	% ^§	08/25/2049	14,539,179
48,437,471	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35	% ^§	09/25/2049	42,028,191
44,183,746	Vericrest Opportunity Loan Trust, Series 2019-NPL8-A1A	3.28	% ^§	11/25/2049	40,418,420
97,261,104	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% ^§	02/25/2050	86,252,314
32,157,808	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98	% ^§	03/25/2050	29,239,107
26,759,070	VOLT LLC, Series 2019-NP10-A1A	3.43	% ^§	12/27/2049	25,276,034
185,295,477	VOLT LLC, Series 2019-NPL6-A1A	3.23	% ^§	10/25/2049	174,247,604
108,066,497	VOLT LLC, Series 2019-NPL9-A1A	3.33	% ^§	11/26/2049	98,301,003
44,517,891	VOLT LLC, Series 2020-NPL1-A1A	3.23	% ^§	01/25/2050	40,331,108
87,875,402	VOLT LLC, Series 2020-NPL3-A1A	2.98	% ^§	02/25/2050	64,457,749
10,229,057	WaMu Asset-Backed Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 1.10%, 0.11% Floor)	1.06%		01/25/2037	5,451,901
16,397,273	WaMu Asset-Backed Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.12%		07/25/2047	11,669,413
5,686,506	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	5,281,395
1,824,492	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	1,490,785
752,526	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	40.19	% I/F	07/25/2035	1,704,161
2,436,863	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	1.55%		07/25/2035	1,980,488
631,591	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	583,904
9,329,703	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	2.40%		08/25/2035	7,988,679
848,155	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	39.64	% I/F	08/25/2035	1,727,589
3,431,400	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	2,970,649
9,522,274	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	8,805,591
8,141,177	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	7,521,525
2,098,439	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50	% I/O	11/25/2035	390,424
2,871,045	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	2,504,640
1,453,609	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,259,602
1,234,699	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,072,314
3,367,593	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	2,967,222
1,971,126	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	1,692,632
3,697,118	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	3,046,954
6,715,522	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	5,534,551
15,623,149	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22	% ß	07/25/2036	5,675,601
6,510,547	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45	% ß	07/25/2036	2,363,907
9,652,807	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A4	4.31	% ß	10/25/2036	4,895,032
3,441,670	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.60%		10/25/2036	1,209,227
6,770,208	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.73	% #	09/25/2036	5,798,969
6,076,658	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	1.05%		12/25/2036	3,669,538
11,128,705	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	2.81%		11/25/2046	8,941,287
7,897,483	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	2.92%		06/25/2046	5,877,170
6,870,217	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	2.96%		06/25/2046	5,061,087
895,205	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.84	% #	08/25/2036	719,691
10,947,961	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	8,425,212
5,102,933	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	4,576,085
6,935,952	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	6,220,359
5,269,076	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	5,065,681
318,533	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	33.80	% I/F	06/25/2037	689,841
7,963,316	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	7,591,449
10,088,394	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.98	% #	03/25/2037	9,092,685
12,243,676	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.64	% #	05/25/2037	10,387,406
9,002,248	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	1.07%		01/25/2047	7,263,354
1,151,840	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,072,931
5,057,476	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	4,711,003
4,360,650	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	4,061,915
7,146,887	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	6,657,275
27,380,931	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	26,372,935
4,350,344	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	1.30%		06/25/2037	3,474,330
6,408,730	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70	% I/F I/O	06/25/2037	954,619
416,096	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	362,817
9,123,838	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	8,604,955
3,624,959	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	3,418,804
8,047,852	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	7,442,614
51,030,346	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	47,905,089
9,691,759	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	4.48	% #	12/28/2037	8,730,871
4,266,882	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.71	% #	09/25/2036	3,897,736

1,524,556	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.81	% #	09/25/2036	1,393,504
2,230,683	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	4.09	% #	04/25/2036	2,177,073
3,279,394	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	3,179,357
228,075	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	221,414
7,384,953	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	7,171,555
2,000,205	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	1,942,407
680,238	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.45%		06/25/2037	548,606
1,858,396	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	1,651,047
786,747	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.45%		06/25/2037	671,730
354,915	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	33.32	% I/F	06/25/2037	628,112
27,846,948	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	4.40	% #	12/28/2037	26,110,841
6,738,999	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50	% # ^	06/20/2045	6,725,054

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,798,366,614)					13,516,569,504

US Government and Agency Mortgage Backed Obligations - 47.9%
5,736,193	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	6,288,977
37,189,160	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	40,080,785
19,591,469	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	21,108,943
19,109,602	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	20,587,388
9,615,317	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	10,362,248
40,240,800	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	43,379,111
46,361,079	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	49,453,643
13,672,742	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	14,583,927
7,209,598	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	7,771,766
19,155,544	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	20,636,720
18,024,721	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	19,227,097
14,629,768	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	16,251,799
2,972,538	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	3,313,589
14,975,900	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	16,248,122
28,665,561	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	31,126,509
33,709,970	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	36,537,558
61,189,980	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	64,826,437
19,791,121	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	20,966,409
46,150,834	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	48,846,667
54,862,383	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	58,076,640
73,351,868	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	77,645,337
139,202,431	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	147,380,405
75,795,986	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	80,280,295
195,602,395	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	207,159,161
57,803,270	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	61,221,447
302,079,306	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	319,924,626
58,182,696	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	61,666,017
32,170,072	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	34,059,755
38,685,410	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	40,953,945
459,133,785	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	486,100,361
193,021,162	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	204,364,720
78,387,257	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	83,008,048
180,347,480	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	190,947,396
59,787,469	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	63,290,087
66,945,678	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	70,780,114
6,125,722	Federal Home Loan Mortgage Corporation, Pool G08741	3.00%		01/01/2047	6,476,557
5,078,594	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	5,397,003
27,262,868	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	28,843,005
56,033,384	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	60,169,160
168,457,631	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	180,287,632
25,368,688	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	26,401,688
53,879,015	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	57,079,973
52,979,068	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	56,125,829
84,045,112	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	89,034,569
4,975,023	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	5,445,593
6,831,926	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	7,478,218
5,313,621	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	5,815,717
4,698,561	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	5,142,609
35,873,743	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	38,317,464
13,532,988	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	14,467,820
36,124,865	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	38,589,098
23,882,292	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	25,560,650
78,174,044	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	82,649,838
9,516,810	Federal Home Loan Mortgage Corporation, Pool QA2310	3.00%		09/01/2044	10,079,252
86,723,354	Federal Home Loan Mortgage Corporation, Pool QA4681	2.50%		11/01/2049	90,039,711
25,992,394	Federal Home Loan Mortgage Corporation, Pool QA5100	3.00%		12/01/2044	27,528,548
13,963,212	Federal Home Loan Mortgage Corporation, Pool QA5290	2.50%		12/01/2049	14,497,185
45,671,016	Federal Home Loan Mortgage Corporation, Pool RB5011	3.00%		10/01/2039	48,311,583
153,271,475	Federal Home Loan Mortgage Corporation, Pool RB5022	3.00%		11/01/2039	161,076,235
65,374,096	Federal Home Loan Mortgage Corporation, Pool RB5026	2.50%		11/01/2039	68,153,652
14,273,767	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	14,874,410
100,671,233	Federal Home Loan Mortgage Corporation, Pool SB8031	2.50%		02/01/2035	104,693,117
53,370,271	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	56,273,055
107,816,859	Federal Home Loan Mortgage Corporation, Pool SD0184	2.50%		12/01/2049	111,531,110
5,544,263	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	5,981,741
5,044,859	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	5,458,984
17,675,459	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	18,752,382
28,446,419	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	30,180,280
22,437,756	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	23,808,487
2,708,818	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	2,875,324
47,249,446	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	49,142,541
3,114,179	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	3,366,812
22,373,333	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	24,050,476
515,188	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	566,210

3,083,689	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	3,287,899
53,597,808	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	57,377,173
118,222,396	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	125,240,139
32,457,113	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	34,377,973
35,103,377	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	37,564,848
13,327,438	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	14,312,633
190,234,977	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	201,102,007
27,040,374	Federal Home Loan Mortgage Corporation, Pool ZS4750	3.00%		01/01/2048	28,589,231
43,338,725	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	45,797,287
53,599,892	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	53,534,039
33,172,409	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	33,075,098
65,800,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-M2 (1 Month LIBOR USD + 18.50%, 1.85% Floor)	2.80	% ^	02/25/2050	42,806,605
947,080	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,079,391
554,639	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	615,455
34,927,576	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	37,905,347
342,927	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	378,112
64,936,839	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	69,006,048
25,015,502	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	26,574,112
2,228,838	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	2,450,995
81,535,456	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	88,347,603
5,754,939	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	6,710,225
18,887,823	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	20,290,632
3,596,814	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	4,089,737
8,312,368	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	9,470,329
5,868,069	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	6,702,434
9,860,286	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	11,286,536
669,751	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.95	% I/F I/O	03/15/2035	57,846
3,664,961	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80	% I/F I/O	07/15/2035	745,822
2,424,830	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.40	% I/F I/O	09/15/2035	368,840
766,543	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.03	% I/F I/O	10/15/2035	136,372
5,780,378	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	6,623,396
1,109,890	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,184,795
2,987,417	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	3,419,181
744,213	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	845,090
1,989,279	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,275,745
3,191,605	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80	% I/F I/O	08/15/2036	649,222
4,404,878	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	5,037,819
6,979,560	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	7,982,459
4,035,220	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	5.73	% I/F I/O	01/15/2037	896,226
15,265,441	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	16,523,793
4,608,121	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.38	% I/F I/O	02/15/2037	730,358
1,220,267	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,388,259
3,417,253	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.95	% I/F I/O	06/15/2037	516,404
740,525	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	865,611
8,434,570	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35	% I/F I/O	08/15/2037	1,590,324
341,089	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	389,216
905,188	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	1,010,911
1,767,362	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.48	% I/F I/O	02/15/2038	260,383
2,181,143	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95	% I/F I/O	03/15/2038	237,077
358,167	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95	% I/F I/O	03/15/2038	42,616
565,241	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.33	% I/F I/O	02/15/2037	71,957
446,015	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	5.36	% I/F I/O	06/15/2038	60,808
263,349	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	5.37	% I/F I/O	07/15/2038	35,303
3,630,452	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.15	% I/F I/O	08/15/2038	669,507
4,332,827	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	4.85	% I/F I/O	02/15/2038	802,042
1,424,646	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.59	% I/O	06/15/2038	1,526,080
75,436	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50	% >	05/15/2039	80,714
5,295,304	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.05	% I/F I/O	06/15/2039	1,119,349
605,059	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.45	% I/F I/O	06/15/2039	86,897
251,703	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.10	% I/F I/O	07/15/2039	33,225
5,739,870	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	6.50	% I/F I/O	08/15/2035	1,106,791
1,241,615	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30	% I/F I/O	10/15/2049	224,009
33,240,011	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	35,807,963
1,827,462	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	1,971,761
3,495,742	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.65	% I/F I/O	03/15/2032	575,909
4,867,552	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	5,628,776
6,890,091	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	7,977,989
6,715,505	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	7,598,189
15,562,548	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	17,822,762
771,992	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.75	% I/F I/O	05/15/2040	75,513
6,236,102	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35	% I/F I/O	08/15/2032	948,752
1,552,817	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% I/O	12/15/2036	412,751
2,866,662	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	18.22	% I/F	08/15/2040	4,306,131
3,949,624	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	4,628,967
13,174,096	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35	% I/F I/O	09/15/2040	2,348,482
2,464,710	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	8.59	% I/F	10/15/2040	3,283,586
16,274,498	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	7.29	% I/F	11/15/2040	20,332,374
19,038,167	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00	% >	12/15/2040	22,989,806
4,864,255	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	5,304,615
13,638,937	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	14,690,770
26,636,366	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% >	12/15/2040	28,501,572
14,144,055	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	15,515,074
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,800,613
12,127,960	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	13,387,453
8,689,698	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.09	% I/F	01/15/2041	11,354,353
10,520,820	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	11,339,184
3,804,680	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	4,138,732
11,771,662	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	13,053,212
11,092,713	Federal Home Loan Mortgage Corporation, Series 3798-FG (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	1.21%		01/15/2041	11,043,569

419,734	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	8.19	% I/F	12/15/2040	565,594
23,356,794	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50	% >	02/15/2041	27,301,388
5,218,375	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	5,639,946
33,593,167	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	38,854,099
14,631,867	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	15,684,510
12,244,970	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	13,185,027
4,975,655	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	5,620,718
6,702,579	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	5.77	% I/F I/O	06/15/2040	619,669
7,932,164	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	9,221,511
28,802,467	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	31,081,906
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	11.09	% I/F	02/15/2041	5,769,371
11,614,237	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	13,096,597
7,801,726	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00	% >	04/15/2041	9,419,874
22,554,069	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	25,645,700
8,185,535	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	9,017,774
36,122,322	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	42,029,608
10,984,112	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	11,808,039
8,654,556	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	9,348,182
4,888,994	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	5,509,103
17,906,062	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	19,779,219
23,614,461	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50	% >	06/15/2041	27,926,677
4,755,285	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.27	% I/F I/O	07/15/2041	737,003
25,989,191	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	28,793,898
27,106,423	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	31,996,692
4,968,461	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	5,681,009
7,894,037	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	8,863,170
30,233,837	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	33,663,540
2,230,563	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	2,393,645
8,732,582	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	9,491,705
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	12.59	% I/F	10/15/2041	5,110,068
5,276,977	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	5,728,476
22,846,167	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	24,803,010
10,533,734	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	11,431,712
66,840,450	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50	% >	01/15/2042	74,473,189
12,298,635	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	13,432,571
58,001,290	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00	% >	02/15/2042	64,491,292
32,886,633	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00	% >	03/15/2042	37,023,218
10,597,439	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	10,820,289
5,965,895	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	6,147,193
81,763,345	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00	% >	06/15/2042	93,310,897
81,464,542	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00	% >	07/15/2042	91,663,846
3,916,325	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	3,994,986
44,898,857	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50	% >	08/15/2042	48,637,536
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	108,131,142
619,562	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	620,447
33,765,665	Federal Home Loan Mortgage Corporation, Series 4116-AP	1.35%		08/15/2042	33,758,794
4,506,906	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,853,985
33,042,429	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	34,592,324
31,456,648	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00	% >	02/15/2033	33,709,960
6,624,200	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00	% >	02/15/2043	6,697,272
46,048,909	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50	% >	03/15/2043	49,810,856
116,779,918	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00	% >	01/15/2041	132,849,477
33,282,303	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00	% >	03/15/2043	34,222,405
16,600,249	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	17,893,840
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	14,052,737
153,292,200	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.77	% I/F	06/15/2043	170,214,218
2,982,476	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	3,011,887
67,879,621	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	3.79	% I/F	07/15/2043	76,272,773
26,100,526	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00	% >	07/15/2043	29,425,566
31,193,433	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00	% >	06/15/2043	33,184,566
32,625,658	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00	% >	07/15/2043	36,703,924
20,666,461	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	3.63	% I/F	09/15/2043	22,958,770
23,191,731	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00	% >	09/15/2033	25,096,722
24,124,863	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00	% >	10/15/2040	26,992,470
22,913,013	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00	% >	08/15/2033	25,149,680
38,280,653	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	39,418,534
20,129,899	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00	% >	05/15/2044	22,750,693
18,515,313	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	19,486,478
27,705,856	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	28,717,890
15,958,325	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00	% >	08/15/2044	16,512,548
50,735,374	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00	% >	08/15/2044	52,499,565
53,082,786	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	52,598,416
3,632,018	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	3,877,987
15,176,246	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	15,927,280
27,732,798	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00	% >	09/15/2044	28,698,887
1,544,242	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14%, 8.14% Cap)	5.76	% I/F	09/15/2044	1,600,976
127,494,137	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	133,566,147
140,554,716	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00	% >	09/15/2044	145,777,673
32,948,335	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	34,518,079
48,041,747	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	50,557,837
57,868,832	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	60,992,395
40,243,828	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	42,620,025
24,747,295	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.90	% I/F I/O	07/15/2044	3,573,477
32,834,570	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	35,534,264
26,783,979	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00	% >	02/15/2045	27,694,425
7,429,008	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	7,824,614
10,014,879	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00	% >	02/15/2045	10,354,367
36,024,623	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	37,345,163
29,113,021	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00	% >	02/15/2045	30,799,136

34,800,913	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	36,617,639
28,082,922	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00	% >	08/15/2043	31,580,790
8,712,126	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00	% >	03/15/2045	8,871,265
7,576,366	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00	% >	03/15/2045	7,983,232
8,936,048	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00	% >	04/15/2045	9,237,631
52,142,399	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00	% >	04/15/2045	53,897,700
28,968,000	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00	% >	04/15/2045	29,935,907
116,147,471	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	122,873,827
100,996,668	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	106,845,608
94,713,556	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	101,204,806
42,051,822	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	45,239,119
166,769,743	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	177,698,948
70,701,252	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	73,481,182
17,294,221	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00	% >	06/15/2045	17,887,973
9,417,194	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50	% >	07/15/2045	10,591,137
26,445,540	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	27,438,015
23,678,463	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	25,378,377
38,450,066	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	41,037,701
35,701,376	Federal Home Loan Mortgage Corporation, Series 4510-HB	2.00%		03/15/2040	36,146,751
18,363,409	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	18,984,562
18,686,978	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	19,403,666
113,240,699	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	120,971,913
50,213,671	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	53,427,406
107,951,348	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	116,554,962
100,169,507	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	105,437,842
156,479,275	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	171,968,626
48,614,706	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	53,430,333
109,657,522	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	117,695,934
63,799,783	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	66,076,249
58,306,276	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	60,780,468
44,190,794	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	45,558,225
35,972,345	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	37,943,719
47,777,365	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	51,047,391
72,775,096	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	76,787,798
52,970,730	Federal Home Loan Mortgage Corporation, Series 4763-QA	3.00%		06/15/2043	55,009,192
55,377,032	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	57,485,324
30,749,264	Federal Home Loan Mortgage Corporation, Series 4778-NA	4.50%		06/15/2044	31,809,237
24,961,080	Federal Home Loan Mortgage Corporation, Series 4791-IO	3.00	% I/O	05/15/2048	1,819,433
203,269,409	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	213,580,128
25,851,025	Federal Home Loan Mortgage Corporation, Series 4791-LI	3.00	% I/O	05/15/2048	1,932,421
25,851,025	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00	% P/O	05/15/2048	25,484,207
80,519,613	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00	% P/O	05/15/2048	76,218,827
79,153,470	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	82,900,437
36,137,146	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	37,971,677
39,232,815	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00	% P/O	05/15/2048	38,601,379
27,599,041	Federal Home Loan Mortgage Corporation, Series 4800-MZ	4.00	% >	06/15/2048	30,943,096
42,633,549	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00	% P/O	06/15/2048	42,054,867
47,694,792	Federal Home Loan Mortgage Corporation, Series 4827-KA	4.00%		06/15/2044	49,410,808
4,000,609	Federal Home Loan Mortgage Corporation, Series 4868-Z	4.00	% >	03/15/2049	4,452,964
26,843,655	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	28,504,389
51,011,349	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	60,809,987
7,252,408	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	8,054,453
5,430,719	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	6,042,625
8,946,467	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	9,953,689
6,288,374	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	7,001,420
2,473,873	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	2,747,557
2,034,091	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	2,269,654
5,057,638	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	5,644,195
197,160	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	219,628
1,174,287	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,305,417
10,252,441	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	11,216,043
12,970,705	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	13,738,752
644,455	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	713,595
163,743	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	182,518
1,359,880	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,660,015
1,031,928	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,271,835
9,757,583	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	10,837,239
16,226,537	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	18,023,323
14,495,812	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	15,849,614
199,949	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	212,654
1,372,249	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	1,500,573
8,002,017	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	8,615,661
3,499,119	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	3,725,267
5,111,005	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	5,448,310
27,206,294	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	29,330,556
26,109,624	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	28,148,254
4,796,793	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	5,170,027
8,718,086	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	9,397,874
15,819,488	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	17,054,898
7,573,364	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	8,076,316
23,599,778	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	25,158,812
7,136,481	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	7,606,361
10,123,029	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	10,795,765
29,939,240	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	31,922,522
14,888,720	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	15,821,664
96,502,886	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	102,219,793
67,830,440	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	71,848,943
50,825,481	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	54,203,399
25,696,482	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	27,398,981

29,789,016	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%	02/01/2043	31,749,896
13,046,107	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%	02/01/2033	13,913,352
18,329,546	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%	02/01/2033	19,547,985
23,910,980	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%	03/01/2038	25,326,326
10,662,392	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%	04/01/2033	11,371,062
21,133,444	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%	04/01/2038	22,384,378
16,365,603	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%	05/01/2033	17,453,674
51,862,554	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%	05/01/2033	55,310,715
9,831,695	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%	05/01/2033	10,485,339
785,431	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%	06/01/2030	856,593
810,897	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%	06/01/2040	895,707
610,620	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%	06/01/2040	674,395
7,292,663	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%	12/01/2040	7,905,147
769,934	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%	12/01/2040	826,598
6,990,127	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%	01/01/2041	7,452,802
1,514,209	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%	02/01/2031	1,655,688
5,407,337	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%	04/01/2026	5,715,061
3,380,728	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%	09/01/2041	3,597,035
885,239	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%	09/01/2041	944,175
1,620,003	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%	09/01/2041	1,724,812
3,515,507	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%	10/01/2041	3,741,838
3,334,749	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%	10/01/2041	3,554,173
1,798,263	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%	10/01/2041	1,917,996
17,465,737	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%	11/01/2041	18,595,374
4,312,087	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%	10/01/2041	4,596,556
1,167,120	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%	11/01/2041	1,244,811
24,457,798	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%	11/01/2041	26,517,716
14,562,384	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%	12/01/2041	15,449,918
2,232,940	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%	12/01/2041	2,380,217
25,347,857	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%	01/01/2032	27,313,710
6,179,664	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%	02/01/2042	6,590,063
5,224,628	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%	02/01/2042	5,572,494
5,401,928	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%	03/01/2042	5,760,643
6,062,775	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%	03/01/2042	6,466,028
599,570	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%	03/01/2042	638,985
102,815,259	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%	06/01/2043	109,624,975
51,036,165	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%	07/01/2043	54,413,150
2,326,667	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%	04/01/2026	2,480,239
8,098,687	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%	10/01/2043	8,861,313
20,031,826	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%	09/01/2053	20,932,486
27,812,041	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%	06/01/2053	28,781,880
67,539,579	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%	04/01/2042	73,226,552
52,246,992	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%	10/01/2044	55,334,562
19,233,779	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%	02/01/2045	21,002,788
56,215,729	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%	06/01/2044	61,701,053
51,138,862	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%	03/01/2046	54,900,447
22,612,393	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%	05/01/2042	24,118,649
55,093,230	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%	09/01/2042	58,444,262
51,755,285	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%	09/01/2042	54,860,714
14,390,700	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%	12/01/2042	15,242,897
16,149,713	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%	04/01/2043	17,101,973
19,611,000	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%	03/01/2044	21,422,725
18,687,086	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%	03/01/2044	20,399,739
16,936,344	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%	05/01/2044	18,499,506
8,389,484	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%	06/01/2044	9,166,190
6,060,882	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%	07/01/2044	6,586,352
28,085,556	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%	08/01/2034	29,934,160
13,439,085	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%	10/01/2034	14,324,599
26,579,194	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%	10/01/2034	28,333,947
120,719,791	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%	12/01/2044	127,794,039
39,088,777	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%	12/01/2044	41,383,774
22,020,477	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%	01/01/2035	23,473,907
34,277,251	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%	01/01/2035	36,539,448
24,426,578	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%	01/01/2045	26,224,328
25,937,929	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%	01/01/2035	27,647,303
242,430,108	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%	03/01/2045	256,721,496
100,793,076	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%	03/01/2045	106,738,946
34,137,695	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%	04/01/2035	36,268,579
31,385,554	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%	04/01/2035	33,346,976
42,905,140	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%	04/01/2035	45,586,726
21,524,916	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%	05/01/2035	22,949,266
23,178,625	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%	05/01/2035	24,626,229
48,898,833	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%	07/01/2045	51,528,401
58,538,875	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%	03/01/2045	61,987,545
17,842,027	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%	02/01/2045	18,794,174
9,992,202	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%	01/01/2045	10,526,465
11,583,860	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%	03/01/2045	12,203,353
18,505,784	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%	04/01/2046	19,865,585
44,705,690	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%	11/01/2046	47,256,768
1,848,743	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%	12/01/2029	2,016,041
6,788,470	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%	03/01/2030	7,407,686
1,464,813	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%	05/01/2030	1,598,510
98,289	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%	06/01/2040	104,378
14,575	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%	07/01/2020	15,346
172,529	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%	07/01/2040	182,943
63,032	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%	08/01/2020	66,366
42,298	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%	09/01/2020	44,536
2,152,957	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%	10/01/2030	2,354,321
290,441	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%	10/01/2020	305,804

464,220	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%	11/01/2020	488,774
473,245	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%	12/01/2030	517,549
11,698,053	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%	01/01/2031	12,793,731
4,580,618	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%	11/01/2041	4,883,700
90,777,044	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%	12/01/2031	97,841,586
38,976,488	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%	01/01/2032	42,008,497
46,941,934	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%	02/01/2032	50,587,244
23,350,708	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%	03/01/2032	25,167,517
7,436,921	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%	04/01/2042	7,887,742
31,923,020	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%	05/01/2032	34,404,700
4,738,325	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%	05/01/2042	5,024,934
67,594,229	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%	06/01/2032	72,818,393
10,473,643	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%	06/01/2042	11,110,653
7,219,760	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%	06/01/2042	7,699,233
41,002,228	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%	07/01/2032	44,185,203
104,454,350	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%	07/01/2042	110,812,112
121,470,188	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%	08/01/2042	128,876,742
27,610,119	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%	08/01/2032	29,762,813
32,046,769	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%	09/01/2042	33,997,418
5,317,255	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%	10/01/2032	5,731,638
68,908,141	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%	10/01/2042	73,086,263
35,517,601	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%	11/01/2032	38,129,095
4,623,542	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%	11/01/2042	4,907,461
19,671,470	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%	02/01/2033	20,978,614
76,839,967	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%	03/01/2033	81,947,802
46,895,264	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%	04/01/2033	49,850,917
81,346,265	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%	06/01/2033	86,451,648
10,343,132	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%	07/01/2033	11,030,519
57,216,829	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%	09/01/2034	60,609,261
22,471,712	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%	12/01/2044	23,819,448
17,992,548	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%	01/01/2045	19,072,022
33,965,385	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%	02/01/2035	36,604,507
70,323,947	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%	02/01/2045	74,536,293
78,100,956	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%	04/01/2045	82,284,593
79,365,050	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%	05/01/2045	83,612,164
87,715,370	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%	06/01/2046	92,674,072
38,500,324	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%	12/01/2046	40,683,845
6,220,253	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%	09/01/2031	6,801,338
26,900,334	Federal National Mortgage Association, Pool AL9220	3.00%	06/01/2045	28,491,808
42,379,414	Federal National Mortgage Association, Pool AL9445	3.00%	07/01/2031	44,870,827
14,617,105	Federal National Mortgage Association, Pool AN1210	2.85%	05/01/2031	16,396,626
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%	11/01/2032	11,486,849
63,074,529	Federal National Mortgage Association, Pool AS7473	3.00%	07/01/2046	65,632,416
141,589,691	Federal National Mortgage Association, Pool AS7661	3.00%	08/01/2046	148,798,221
60,605,374	Federal National Mortgage Association, Pool AS8056	3.00%	10/01/2046	64,062,820
79,592,249	Federal National Mortgage Association, Pool AS8111	3.00%	10/01/2041	84,303,268
51,056,809	Federal National Mortgage Association, Pool AS8269	3.00%	11/01/2046	54,153,302
53,260,379	Federal National Mortgage Association, Pool AS8306	3.00%	11/01/2041	56,411,939
79,230,027	Federal National Mortgage Association, Pool AS8356	3.00%	11/01/2046	82,665,403
16,287,633	Federal National Mortgage Association, Pool AZ0576	3.50%	04/01/2042	17,528,180
14,268,765	Federal National Mortgage Association, Pool BC9081	3.00%	12/01/2046	15,113,912
123,108,926	Federal National Mortgage Association, Pool BF0314	3.00%	01/01/2053	130,765,253
106,271,502	Federal National Mortgage Association, Pool BF0353	3.00%	05/01/2053	112,881,188
59,272,417	Federal National Mortgage Association, Pool BF0391	3.00%	09/01/2053	62,958,799
28,551,000	Federal National Mortgage Association, Pool BL1781	3.40%	04/01/2031	33,399,788
21,708,000	Federal National Mortgage Association, Pool BL2087	3.40%	04/01/2031	25,308,831
8,250,000	Federal National Mortgage Association, Pool BL2998	2.97%	07/01/2029	9,047,345
9,964,500	Federal National Mortgage Association, Pool BL3358	2.64%	08/01/2029	10,923,943
41,755,800	Federal National Mortgage Association, Pool BL3480	2.75%	08/01/2029	45,189,471
10,600,000	Federal National Mortgage Association, Pool BL3538	2.69%	08/01/2029	11,667,282
31,140,176	Federal National Mortgage Association, Pool BL3647	2.69%	08/01/2030	34,107,257
12,937,500	Federal National Mortgage Association, Pool BL3671	2.59%	08/01/2029	14,104,508
50,173,000	Federal National Mortgage Association, Pool BL4008	2.37%	10/01/2031	53,997,521
27,690,000	Federal National Mortgage Association, Pool BL4098	2.27%	09/01/2029	29,589,227
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%	10/01/2031	13,976,981
25,800,000	Federal National Mortgage Association, Pool BL4214	2.37%	10/01/2031	27,766,429
3,206,000	Federal National Mortgage Association, Pool BL4339	2.29%	10/01/2031	3,416,243
6,496,000	Federal National Mortgage Association, Pool BL4354	2.37%	10/01/2031	6,980,515
107,000,000	Federal National Mortgage Association, Pool BL4468	2.41%	10/01/2029	115,221,975
24,380,000	Federal National Mortgage Association, Pool BL4656	2.29%	10/01/2029	26,082,523
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%	11/01/2039	70,028,360
75,725,000	Federal National Mortgage Association, Pool BL4881	2.31%	12/01/2029	81,194,837
73,850,000	Federal National Mortgage Association, Pool BL4937	2.32%	12/01/2029	79,288,849
34,160,000	Federal National Mortgage Association, Pool BL4938	2.32%	12/01/2029	36,675,790
14,220,000	Federal National Mortgage Association, Pool BL4939	2.32%	12/01/2029	15,267,264
65,121,000	Federal National Mortgage Association, Pool BL4969	2.35%	11/01/2029	70,101,627
21,686,000	Federal National Mortgage Association, Pool BL5111	2.41%	01/01/2030	23,354,532
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%	02/01/2032	18,266,518
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%	01/01/2032	32,588,854
46,800,000	Federal National Mortgage Association, Pool BL5400	2.54%	02/01/2030	49,769,424
103,889,000	Federal National Mortgage Association, Pool BL5401	2.54%	02/01/2030	110,480,678
24,557,000	Federal National Mortgage Association, Pool BL5833	2.60%	03/01/2030	26,323,136
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%	02/01/2035	8,960,093
22,828,000	Federal National Mortgage Association, Pool BL5870	2.30%	02/01/2032	24,389,441
60,000,000	Federal National Mortgage Association, Pool BL5953	2.15%	03/01/2030	63,570,689
89,226,569	Federal National Mortgage Association, Pool BM5112	3.00%	11/01/2033	93,659,713
52,312,229	Federal National Mortgage Association, Pool BM5299	3.00%	12/01/2046	55,285,279
79,507,740	Federal National Mortgage Association, Pool BM5633	3.00%	07/01/2047	84,002,995
22,146,737	Federal National Mortgage Association, Pool BM5834	3.00%	04/01/2048	23,031,932

162,564,864	Federal National Mortgage Association, Pool BO4657	2.50%		11/01/2049	168,781,348
87,506,315	Federal National Mortgage Association, Pool BO6208	2.50%		12/01/2049	90,851,099
36,110,986	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	38,361,189
14,531,454	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	15,371,330
9,599,086	Federal National Mortgage Association, Pool CA4413	3.00%		10/01/2049	10,100,038
139,677,869	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	146,911,237
93,315,015	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	99,142,588
85,511,787	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	90,353,625
88,626,749	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	92,211,341
31,900,842	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	33,188,674
96,046,642	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	99,924,026
8,958,993	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	9,320,218
126,367,465	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	133,558,239
44,959,026	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	47,272,412
13,832,633	Federal National Mortgage Association, Pool MA3830	2.50%		11/01/2039	14,399,882
34,912,511	Federal National Mortgage Association, Pool MA3889	2.50%		01/01/2040	36,393,148
81,052,774	Federal National Mortgage Association, Pool MA3930	2.50%		02/01/2035	84,286,795
629,677	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	717,823
926,137	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,031,632
13,024,245	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	14,707,512
2,540,504	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	2,890,618
1,288,811	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,475,241
10,001,372	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	11,466,287
8,787,506	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	9,899,121
2,394,531	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	03/25/2034	263,903
2,437,460	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	6.75	% I/F I/O	07/25/2034	512,702
3,878,454	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	4,446,638
76,517	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	76,778
174,201	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	185,941
645,777	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	709,801
4,424,656	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	5.75	% I/F I/O	10/25/2035	892,208
3,795,690	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	5.63	% I/F I/O	10/25/2036	825,609
1,545,514	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	5.37	% I/F I/O	01/25/2037	328,318
928,773	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,071,020
6,288,583	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80	% I/F I/O	07/25/2036	1,074,580
835,154	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	5.65	% I/F I/O	10/25/2036	126,844
8,944,140	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	10,197,952
886,879	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	05/25/2037	122,785
6,034,588	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	5.86	% I/F I/O	03/25/2037	1,163,921
2,905,308	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	5.49	% I/F I/O	04/25/2037	625,648
391,231	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	5.16	% I/F I/O	04/25/2037	57,596
2,851,136	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15	% I/F I/O	04/25/2037	509,272
2,452,178	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	5.67	% I/F I/O	10/25/2036	464,352
3,525,104	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	4,092,334
2,022,112	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	2,178,289
3,061,295	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	4.92	% I/F I/O	08/25/2037	655,318
807,056	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70	% I/F I/O	03/25/2037	164,086
494,060	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	563,385
3,598,527	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	3,917,284
6,975,946	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	8,046,078
675,185	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	06/25/2037	91,391
1,030,577	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.20	% I/F I/O	07/25/2038	126,764
662,785	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	02/25/2037	90,287
1,139,359	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	02/25/2038	221,758
686,390	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	07/25/2038	88,059
622,401	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	07/25/2038	88,439
1,696,411	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	08/25/2038	331,597
552,292	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	620,700
5,541,893	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	6,021,728
761,003	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	01/25/2040	109,675
503,024	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	544,577
1,710,011	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	06/25/2039	275,705
1,054,663	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	06/25/2039	140,679
726,959	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15	% I/F I/O	07/25/2039	69,805
484,701	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.00	% I/F I/O	07/25/2039	70,143
4,543,466	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80	% I/F I/O	07/25/2039	823,859
594,312	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	645,580
1,643,560	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	1,820,146
707,474	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	4.85	% I/F I/O	09/25/2039	97,539
3,705,791	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	4,202,466
2,738,890	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	2,984,732
10,559,937	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	6.28	% I/F I/O	01/25/2036	2,265,958
13,950,104	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80	% I/F I/O	10/25/2039	3,291,636
1,101,929	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	4.77	% I/F I/O	04/25/2037	159,200
1,146,274	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,213,766
13,221,776	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	3.53	% I/F I/O	09/25/2040	2,301,348
7,157,115	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	8,081,000
16,577,230	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	18,445,103
3,745,803	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.40	% I/F I/O	02/25/2040	752,161
1,859,140	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	1,950,222
1,129,174	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.00	% I/F I/O	10/25/2050	154,714
3,372,526	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	3,721,940
789,593	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	3.55	% I/F I/O	10/25/2040	73,521
2,632,812	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	2,922,263
22,035,548	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	3.55	% I/F I/O	10/25/2040	2,642,380
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	37.61	% I/F	11/25/2040	1,067,575
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.26	% I/F	11/25/2040	333,016
5,245,299	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	5,717,252
3,002,614	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	3,207,938

88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.26	% I/F	12/25/2040	141,469
9,784,308	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	10,615,082
7,940,819	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70	% I/F I/O	01/25/2026	800,815
10,148,172	Federal National Mortgage Association, Series 2010-150-FD (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	1.46%		01/25/2041	10,051,732
23,616,812	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	26,063,818
8,392,374	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.50	% I/F I/O	03/25/2040	1,402,450
2,490,803	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	2,867,057
1,227,918	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.00	% I/F I/O	03/25/2040	125,783
419,708	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	12/25/2049	30,739
1,821,557	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	02/25/2050	347,320
1,437,395	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	04/25/2040	109,007
4,775,856	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	5,044,903
3,506,849	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	3.98	% I/F I/O	04/25/2040	388,474
615,742	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	04/25/2040	89,805
602,368	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	04/25/2040	80,275
1,229,412	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.00	% I/F I/O	05/25/2040	105,652
8,570,743	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	9,460,660
2,065,110	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	5.28	% I/F I/O	02/25/2040	378,926
793,078	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	10.04	% I/F	06/25/2040	1,004,837
5,882,216	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	4.82	% I/F I/O	06/25/2040	1,235,935
2,833,115	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	03/25/2039	77,189
6,042,109	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	01/25/2040	961,099
745,954	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	844,582
537,212	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	609,593
6,496,362	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	7,449,972
14,173,334	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.45%		06/25/2040	14,092,091
26,730,043	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	29,957,412
4,887,863	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	5,257,027
19,224,184	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	21,497,218
2,890,774	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	3,268,169
5,781,535	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	6,536,323
7,390,379	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	8,196,603
532,357	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	4.90	% I/F I/O	08/25/2040	70,585
1,673,654	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	1,806,226
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	17.09	% I/F	09/25/2040	15,948,165
1,277,149	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	4.35	% I/F I/O	02/25/2040	183,199
38,477,687	Federal National Mortgage Association, Series 2011-106-LZ	3.50	% >	10/25/2041	42,007,569
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	6.94	% I/F	11/25/2041	788,681
7,323,941	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	8,003,889
9,745,641	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	11,238,707
3,728,687	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	4,129,909
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	35,994,582
24,264,409	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	26,143,658
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	42,104,681
702,986	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	5.52	% I/F I/O	03/25/2041	107,236
6,816,075	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	7,092,719
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	5.84	% I/F	04/25/2041	5,544,391
48,072,361	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	51,369,548
9,284,816	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	10,163,470
27,519,212	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	30,211,361
4,807,957	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	5,153,940
11,175,070	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	12,666,262
9,008,851	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	9,829,870
6,350,825	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	6,608,512
13,457,114	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	14,763,883
3,346,125	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	3,590,392
7,330,195	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	8,313,476
21,378,568	Federal National Mortgage Association, Series 2011-45-ZA	4.00	% >	05/25/2031	23,518,904
10,364,790	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	11,655,924
2,092,693	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20%, 9.20% Cap)	7.31	% I/F	06/25/2041	2,601,121
20,625,770	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		06/25/2041	20,469,410
1,300,160	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,445,054
11,079,367	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	11,529,393
13,971,093	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	15,531,259
5,672,205	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	6,363,941
21,754,173	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	23,569,815
29,297,930	Federal National Mortgage Association, Series 2011-99-CZ	4.50	% >	10/25/2041	34,350,270
73,738,941	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	84,056,516
13,427,538	Federal National Mortgage Association, Series 2012-104-Z	3.50	% >	09/25/2042	14,466,425
9,431,877	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	9,981,421
33,279,976	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	37,250,214
6,687,611	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	6,736,163
46,367,996	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	47,307,875
48,149,253	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	51,274,496
53,604,683	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	57,090,584
28,978,325	Federal National Mortgage Association, Series 2012-132-KH	1.75%		12/25/2032	29,498,358
28,524,720	Federal National Mortgage Association, Series 2012-144-PT	4.21	% #	11/25/2049	31,475,323
11,738,356	Federal National Mortgage Association, Series 2012-14-BZ	4.00	% >	03/25/2042	13,137,007
26,826,739	Federal National Mortgage Association, Series 2012-15-PZ	4.00	% >	03/25/2042	31,244,620
19,896,724	Federal National Mortgage Association, Series 2012-20-ZT	3.50	% >	03/25/2042	22,072,930
61,937,780	Federal National Mortgage Association, Series 2012-30-DZ	4.00	% >	04/25/2042	67,029,501
50,926,619	Federal National Mortgage Association, Series 2012-31-Z	4.00	% >	04/25/2042	56,625,532
5,365,831	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	5,436,272
21,615,712	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		07/25/2042	21,386,717
36,588,390	Federal National Mortgage Association, Series 2012-74-Z	4.00	% >	07/25/2042	41,016,434
6,543,162	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	6,614,965
26,417,359	Federal National Mortgage Association, Series 2012-86-ZC	3.50	% >	08/25/2042	30,171,990
36,806,302	Federal National Mortgage Association, Series 2012-96-VZ	3.50	% >	09/25/2042	39,508,393
23,212,128	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	26,030,721

39,696,103	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	42,819,754
19,840,884	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	21,073,670
27,063,886	Federal National Mortgage Association, Series 2013-130-ZE	3.00	% >	01/25/2044	27,836,825
24,316,736	Federal National Mortgage Association, Series 2013-133-ZT	3.00	% >	01/25/2039	26,257,601
12,950,225	Federal National Mortgage Association, Series 2013-36-Z	3.00	% >	04/25/2043	13,475,272
20,050,428	Federal National Mortgage Association, Series 2013-41-ZH	3.00	% >	05/25/2033	21,613,467
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.26	% I/F	04/25/2043	20,002,878
3,250,814	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	3,295,918
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.58	% I/F	06/25/2043	7,352,368
122,055,567	Federal National Mortgage Association, Series 2013-81-ZQ	3.00	% >	08/25/2043	129,919,315
19,943,395	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.10	% I/F I/O	12/25/2042	2,548,086
27,842,456	Federal National Mortgage Association, Series 2013-8-Z	3.00	% >	02/25/2043	27,804,426
24,737,963	Federal National Mortgage Association, Series 2014-12-GZ	3.50	% >	03/25/2044	26,715,358
26,332,866	Federal National Mortgage Association, Series 2014-21-GZ	3.00	% >	04/25/2044	27,082,837
30,808,081	Federal National Mortgage Association, Series 2014-37-ZY	2.50	% >	07/25/2044	31,364,980
49,896,674	Federal National Mortgage Association, Series 2014-39-ZA	3.00	% >	07/25/2044	51,343,718
12,907,198	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	13,658,583
32,308,562	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	33,539,234
880,302	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	884,360
59,802,965	Federal National Mortgage Association, Series 2014-60-EZ	3.00	% >	10/25/2044	62,341,074
42,214,072	Federal National Mortgage Association, Series 2014-61-ZV	3.00	% >	10/25/2044	44,205,323
35,599,137	Federal National Mortgage Association, Series 2014-64-NZ	3.00	% >	10/25/2044	37,275,387
72,424,113	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	75,640,062
12,535,107	Federal National Mortgage Association, Series 2014-67-DZ	3.00	% >	10/25/2044	13,127,662
66,036,661	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	69,086,030
40,072,733	Federal National Mortgage Association, Series 2014-68-MZ	3.00	% >	11/25/2044	41,981,153
27,995,958	Federal National Mortgage Association, Series 2014-6-Z	2.50	% >	02/25/2044	28,484,901
27,545,393	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	28,739,409
22,621,478	Federal National Mortgage Association, Series 2014-77-VZ	3.00	% >	11/25/2044	23,695,362
17,170,681	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	18,101,816
29,051,917	Federal National Mortgage Association, Series 2014-84-KZ	3.00	% >	12/25/2044	30,430,660
75,353,827	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	79,036,572
135,549,428	Federal National Mortgage Association, Series 2014-M11-1A	3.11	% #	08/25/2024	145,702,514
26,287,547	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	27,749,944
72,176,222	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	75,899,635
15,294,365	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	16,410,425
48,777,833	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	53,607,404
9,315,034	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	9,572,000
44,987,476	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	48,735,175
129,166,320	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	146,780,305
35,372,512	Federal National Mortgage Association, Series 2015-8-AP	2.00%		03/25/2045	36,149,420
16,365,826	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	17,317,645
50,965,672	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	54,277,900
32,379,885	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	33,720,166
80,808,612	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	88,700,979
13,304,426	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	13,279,178
86,883,282	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	89,900,599
67,971,806	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	72,327,032
31,905,449	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	33,277,071
82,423,681	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	88,427,439
44,636,312	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	46,591,712
45,503,323	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	47,582,697
21,301,037	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	22,084,975
12,281,993	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	12,460,660
15,630,311	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	16,715,927
24,033,082	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	24,954,568
49,716,144	Federal National Mortgage Association, Series 2018-21-IO	3.00	% I/O	04/25/2048	4,363,233
82,114,373	Federal National Mortgage Association, Series 2018-21-PO	0.00	% P/O	04/25/2048	76,261,179
7,792,777	Federal National Mortgage Association, Series 2018-23-CG	2.75%		12/25/2043	7,960,900
105,656,573	Federal National Mortgage Association, Series 2018-27-AO	0.00	% P/O	05/25/2048	103,019,575
45,332,792	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	48,094,158
54,676,334	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	57,950,571
23,306,851	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	24,608,185
157,056,999	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	165,206,718
54,915,358	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	58,212,827
171,760,471	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	182,143,598
39,493,419	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	41,433,043
87,418,545	Federal National Mortgage Association, Series 2018-85-PO	0.00	% P/O	12/25/2048	83,562,583
62,466,572	Federal National Mortgage Association, Series 2019-12-BA	3.00%		04/25/2049	66,499,338
25,881,409	Federal National Mortgage Association, Series 2019-64-D	2.50%		11/25/2049	27,058,699
7,332,736	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.50	% I/F I/O	11/25/2039	1,201,284
77,778,727	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	84,061,404
3,280,240	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	3,443,603
10,414,200	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.33	% I/F I/O	08/20/2033	1,869,065
4,291,208	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	4,842,033
2,280,854	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	2,628,099
4,707,012	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.31	% I/F I/O	10/20/2034	926,851
1,169,472	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,337,418
12,745,595	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	14,471,111
887,956	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	34.30	% I/F	05/20/2036	1,670,477
5,446,233	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	3.92	% I/F I/O	04/20/2037	581,635
3,988,806	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80	% I/F I/O	01/16/2038	912,530
6,968,648	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	6.99	% I/F I/O	05/16/2038	1,945,853
2,798,926	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	5.56	% I/F I/O	05/20/2038	363,847
3,171,538	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.48	% I/F I/O	06/20/2038	620,314
2,300,345	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.55	% I/F I/O	06/16/2038	509,792
1,004,028	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.28	% I/F I/O	09/20/2038	126,283
2,213,552	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	5.86	% I/F I/O	11/16/2036	426,951
8,340,599	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	9,270,234

4,818,163	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.95	% I/F I/O	02/16/2039	905,828
1,602,422	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.33	% I/F I/O	09/20/2038	224,680
4,572,969	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	5,141,000
26,263,335	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	29,530,704
7,937	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% >	06/16/2039	9,979
2,823,200	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	3,237,604
569,637	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	622,625
2,237,898	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.50	% I/F I/O	04/16/2039	311,862
3,893,012	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	4,327,047
2,781,697	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	5.97	% I/F I/O	03/20/2037	289,291
19,398,788	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.28	% I/F I/O	03/20/2040	2,339,946
6,112,739	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.05	% I/F I/O	01/16/2040	1,234,245
4,035,644	Government National Mortgage Association, Series 2010-25-ZB	4.50	% >	02/16/2040	4,583,878
53,921,860	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.48	% I/F I/O	02/20/2040	10,447,096
4,521,453	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	5,179,622
4,573,754	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	4.91	% I/F I/O	04/20/2040	801,981
1,370,863	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.78	% I/F I/O	09/20/2039	244,517
13,881,141	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	4.98	% I/F I/O	05/20/2040	2,605,562
10,859,064	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	12,722,745
7,276,376	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	7.95	% I/F	12/20/2040	8,205,778
7,285,142	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	7.95	% I/F	12/20/2040	8,161,096
3,203,578	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	3,565,522
2,068,014	Government National Mortgage Association, Series 2011-69-OC	0.00	% P/O	05/20/2041	2,023,531
20,036,627	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	4.58	% I/F I/O	05/20/2041	3,461,031
18,991,175	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	21,124,766
7,315,599	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	4.61	% I/F I/O	05/20/2041	1,270,114
5,536,857	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.38	% I/F I/O	05/20/2041	1,106,959
2,968,740	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.43	% I/F I/O	01/20/2041	124,305
5,510,540	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	5,599,955
19,471,974	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.38	% I/F I/O	08/20/2043	3,702,269
20,997,673	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.50	% I/F I/O	09/16/2043	3,938,000
19,871,783	Government National Mortgage Association, Series 2013-182-WZ	2.50	% >	12/20/2043	20,587,905
61,255,805	Government National Mortgage Association, Series 2013-182-ZW	2.50	% >	12/20/2043	63,463,286
13,620,135	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.55	% I/F I/O	02/16/2043	2,007,695
13,325,040	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.48	% I/F I/O	02/20/2043	2,639,717
27,885,496	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	29,556,891
25,142,933	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.83	% I/F I/O	11/20/2044	3,949,726
26,401,083	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.83	% I/F I/O	11/20/2044	4,658,709
40,647,026	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	4.78	% I/F I/O	02/20/2044	7,311,636
22,691,228	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.43	% I/F I/O	03/20/2044	4,648,278
21,126,237	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.55	% I/F I/O	04/16/2044	4,464,255
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	9,045,901

Total US Government and Agency Mortgage Backed Obligations (Cost $22,997,540,432)					24,555,598,048

US Government and Agency Obligations - 9.0%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	95,387,800
400,000,000	United States Treasury Notes	1.13%		02/28/2025	415,000,000
500,000,000	United States Treasury Notes	2.25%		02/15/2027	557,988,280
470,000,000	United States Treasury Notes	2.88%		05/15/2028	554,489,841
300,000,000	United States Treasury Notes	2.88%		08/15/2028	354,937,500
500,000,000	United States Treasury Notes	3.13%		11/15/2028	603,945,310
310,800,000	United States Treasury Notes	2.63%		02/15/2029	363,490,313
608,200,000	United States Treasury Notes	2.38%		05/15/2029	700,047,700
700,000,000	United States Treasury Notes	1.75%		11/15/2029	769,617,184
200,000,000	United States Treasury Notes	1.50%		02/15/2030	215,636,718

Total US Government and Agency Obligations (Cost $4,107,380,257)					4,630,540,646

Affiliated Mutual Funds - 0.1%
7,034,138	Doubleline Income Fund (Class I)				56,624,814

Total Affiliated Mutual Funds (Cost $70,059,642)					56,624,814

Short Term Investments - 1.1%
187,856,750	First American Government Obligations Fund - Class U	0.47	%◆		187,856,750
188,050,075	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36	%◆		188,050,075
188,050,075	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26	%◆		188,050,075

Total Short Term Investments (Cost $563,956,900)					563,956,900

Total Investments - 99.7% (Cost $51,556,573,926)					51,107,858,215
Other Assets in Excess of Liabilities - 0.3%					134,064,638

NET ASSETS - 100.0%					$51,241,922,853

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

Þ	Value determined using significant unobservable inputs.
I/O	Interest only security
P/O	Principal only security
I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

◆	Seven-day yield as of March 31, 2020

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2020

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.5%
6,268,280	AASET Ltd., Series 2019-2-A	3.38	% ^	10/16/2039	4,490,796
7,000,000	Applebee’s Funding LLC, Series 2019-1A-A2I	4.19	% ^	06/07/2049	6,375,250
3,958,333	CAL Funding Ltd., Series 2018-1A-A	3.96	% ^	02/25/2043	3,930,173
5,591,968	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	4,269,820
3,900,153	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	2,962,513
4,127,265	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% ^	06/15/2043	2,968,828
6,943,677	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97	% ^	04/15/2039	4,924,380
4,194,221	CLI Funding LLC, Series 2017-1A-A	3.62	% ^	05/18/2042	4,106,276
10,371,228	CLI Funding LLC, Series 2018-1A-A	4.03	% ^	04/18/2043	9,933,783
7,809,574	CLI Funding LLC, Series 2019-1A-A	3.71	% ^	05/18/2044	7,326,549
3,896,517	CLUB Credit Trust, Series 2018-P3-A	3.82	% ^	01/15/2026	3,790,998
9,396,526	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	2.15	% ^	12/26/2047	8,989,683
1,488,750	DB Master Finance LLC, Series 2019-1A-A2I	3.79	% ^	05/20/2049	1,462,368
5,300,000	Element Rail Leasing LLC, Series 2014-1A-A2	3.67	% ^	04/19/2044	5,278,520
4,282,619	GAIA Aviation Ltd., Series 2019-1-A	3.97	% ^§	12/15/2044	2,879,637
14,538,600	Global SC Finance Ltd., Series 2018-1A-A	4.29	% ^	05/17/2038	14,169,516
5,250,000	GLS Auto Receivables Trust, Series 2018-2A-B	3.71	% ^	03/15/2023	5,045,274
7,761,128	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	6,508,637
8,604,822	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	8,136,868
3,688,409	HERO Funding Trust, Series 2016-1A-A	4.05	% ^	09/20/2041	3,859,685
13,813,096	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% ^	11/15/2039	9,139,614
4,875,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	4,929,201
2,733,215	JOL Air Ltd., Series 2019-1-A	3.97	% ^	04/15/2044	1,971,001
16,881,966	MACH 1 Cayman 2019-1 Ltd., Series 2019-1-A	3.47	% ^	10/15/2039	11,279,466
1,975,499	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% ^	06/22/2043	1,899,266
3,000,000	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28	% ^	09/20/2040	2,584,428
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% ^	02/18/2042	7,755,447
9,364,134	NP SPE LLC, Series 2016-1A-A1	4.16	% ^	04/20/2046	9,529,312
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24	% ^	09/20/2049	4,733,805
4,732,143	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% ^	06/15/2044	3,246,761
19,950,000	Primose Funding LLC, Series 2019-1A-A2	4.48	% ^	07/30/2049	18,422,065
5,000,000	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% ^	03/15/2040	3,150,570
6,000,000	SBA Tower Trust	3.17	% ^	04/11/2022	5,971,504
2,493,750	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88	% ^	10/25/2049	2,351,211
5,249,266	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	4,189,487
194,712	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	191,358
320,884	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	315,337
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% # ^	01/26/2026	479,361
119,979	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	119,554
2,988,352	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	2,831,441
2,588,705	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	2,617,005
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70	% # ^	05/25/2040	5,248,030
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21	% # ^	07/25/2040	2,093,424
431,038	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	425,254
3,000,000	Stack Infrastructure Issuer LLC, Series 2019-2A-A2	3.08	% ^	10/25/2044	2,852,643
3,714,286	START Ireland, Series 2019-1-A	4.09	% ^	03/15/2044	2,532,470
3,660,795	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	2,643,845
7,808,000	Start Ltd., Series 2019-2-A	3.54	% ^	11/15/2044	5,050,246
4,727,499	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% ^	07/20/2048	4,289,837
5,500,000	Sunnova Sol LLC, Series 2020-1A-A	3.35	% ^	02/01/2055	4,080,549
4,968,911	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61	% ^	02/01/2055	4,372,930
2,214,443	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	2,005,149
9,266,667	Textainer Marine Containers Ltd., Series 2019-1A-A	3.96	% ^	04/20/2044	8,728,630
3,354,043	USQ Rail LLC, Series 2018-1-A1	3.78	% ^	04/25/2048	3,383,767
12,729,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07	% ^	02/16/2043	12,697,204
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41	% ^	02/15/2048	4,386,818
13,018,050	Wave LLC, Series 2019-1-A	3.60	% ^	09/15/2044	8,360,153

Total Asset Backed Obligations (Cost $325,697,729)					282,267,697

Bank Loans - 3.1%
3,024,091	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.67%		11/19/2026	2,804,845
1,300,249	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.53%		02/27/2025	1,071,080
1,579,404	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.00%		10/13/2025	1,401,721
1,938,216	Acrisure, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.21%		02/16/2027	1,734,703
523,230	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.23%		07/31/2026	489,220
2,731,128	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.44%		01/05/2026	2,635,539
1,666,243	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.93%		04/28/2022	1,557,937
1,569,359	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		04/22/2024	1,121,221
1,790,000	Aldevron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		10/13/2026	1,691,550
2,268,681	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		08/01/2025	1,996,439
1,595,627	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		02/27/2023	1,446,037
1,249,470	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.50%		04/04/2024	1,202,614
1,768,130	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		05/09/2025	1,624,027
2,716,451	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	2,526,300
1,648,245	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%		06/13/2024	1,424,356
680,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%		06/16/2025	522,240
1,963,034	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.75%		07/31/2024	1,796,176
330,000	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		02/01/2027	308,550
335,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.69%		01/29/2027	278,259
697,806	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.70%		12/15/2023	564,874
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
805,345	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	543,608
101,633	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%		09/02/2024	68,602
2,730,405	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.70%		09/19/2024	2,543,823
1,645,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/11/2025	1,551,786
730,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/15/2027	682,550
810,000	Arconic Corporation, Senior Secured First Lien Term Loan	4.66	% ±	02/04/2027	741,150
653,175	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		03/20/2024	538,870
2,744,712	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	2,490,826
2,482,364	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		02/12/2027	2,190,686
3,187,176	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		11/03/2023	3,075,625
1,575,095	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	1,459,916
2,750,532	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.28%		02/11/2026	2,585,500
1,501,944	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		02/27/2026	1,152,742
728,534	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.25%		11/21/2024	693,928
1,890,927	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	1,630,925
2,754,834	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		07/24/2026	2,555,108
462,879	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		09/25/2024	391,133
1,423,750	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.36%		11/27/2025	1,359,681
486,750	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.61%		06/02/2025	465,861
900,250	BellRing Brands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/21/2024	848,486
235,867	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%		10/03/2022	227,512
2,317,488	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%		07/01/2026	2,215,136
1,635,199	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.05%		02/02/2024	1,578,989
1,883,740	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		06/16/2025	1,559,463
1,646,004	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.62%		09/30/2024	1,314,334
1,859,987	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.85%		10/02/2025	1,564,017
837,846	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%		06/21/2024	679,569
1,657,743	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.92%		05/21/2025	874,459
1,137,360	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%		06/28/2024	430,775
1,174,570	Brookfield WEC Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.99%		08/01/2025	1,120,246
1,840,000	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.77%		11/02/2026	1,702,920
2,591,743	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		12/23/2024	2,125,229
218,900	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.99%		08/12/2026	209,050
3,221,884	Calpine Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.24%		04/06/2026	3,084,954
2,743,125	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		10/30/2026	2,619,684
2,332,233	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		11/01/2024	2,023,212
2,840,000	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.20%		01/27/2027	2,314,614
960,668	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		05/18/2026	936,651
1,961,014	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	1,608,031
2,310,000	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/15/2027	2,169,968
2,525,512	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		10/04/2024	2,083,547
2,710,000	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	2,588,050
977,445	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		05/16/2024	861,779
817,032	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	736,689

2,301,063	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		03/31/2025	2,082,462
802,772	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	776,051
318,400	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		08/21/2026	270,640
1,011,411	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.20%		09/18/2024	647,808
2,152,182	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,958,485
800,000	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	645,000
764,278	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	5.39%		06/02/2025	361,744
832,821	CPM Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	4.84%		11/17/2025	690,408
1,176,081	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%		07/17/2025	1,131,002
524,700	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%		01/15/2026	506,335
1,436,400	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.11%		04/15/2027	1,390,909
1,335,280	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%		07/03/2020	1,104,944
1,634,021	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/29/2024	1,190,115
487,458	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		03/17/2025	419,217
1,332,443	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	890,738
194,513	Dealer Tire, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		12/12/2025	161,769
1,710,000	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan	4.75	% ±	02/25/2027	1,470,600
1,303,170	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/13/2025	1,286,880
3,060,231	Dell International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	2.99%		09/19/2025	2,940,698
2,286,489	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	1,817,759
2,136,559	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		09/06/2024	1,630,910
358,200	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%		08/24/2026	281,187
704,217	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.87%		05/27/2024	557,652
1,220,000	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%		10/16/2026	1,096,987
2,735,947	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	4.96%		02/06/2026	2,486,292
339,466	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	275,392
631,407	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	512,229
530,450	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.24%		08/22/2025	503,928
2,741,880	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		05/01/2026	2,618,495
2,305,507	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	5.74%		11/15/2024	1,885,328
826,735	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	615,091
790,000	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan	3.55	% ±	02/26/2027	756,425
1,528,267	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		10/10/2025	818,899
981,512	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	729,082
848,751	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		09/18/2026	763,876
1,874,846	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		12/02/2024	1,640,490
331,965	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.62%		11/29/2024	301,258
1,904,575	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		03/31/2025	1,683,168
4,587,760	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.24%		10/01/2025	4,429,092
820,000	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.43%		12/29/2023	754,400
835,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.68%		06/30/2025	768,200
783,282	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	562,984
1,310,029	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.50%		02/26/2025	1,195,401
222,699	Foresight Energy LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00	% &	09/10/2020	216,018
2,394,784	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36	% Ω	03/28/2022	407,113
1,584,938	Forest City Enterprises L.P., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		12/08/2025	1,378,896
2,378,258	Formula One Management Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	2,147,234
1,016,558	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	850,519
975,000	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		01/29/2027	936,000
657,471	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.50%		08/18/2025	634,460
801,484	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		05/02/2025	597,106
2,195,000	Garda World Security Corporation, Senior Secured First Lien Term Loan	6.39	% ±	10/23/2026	2,096,225
555,000	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	525,169
495,000	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/01/2024	436,095
535,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%		03/01/2024	64,200
1,160,000	Genesee & Wyoming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		12/30/2026	1,119,406
2,743,545	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/01/2023	2,592,650
2,749,012	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.25%		07/02/2025	2,597,816
1,389,408	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%		02/19/2026	1,128,894
1,795,508	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.35%		02/15/2024	1,728,176
2,760,397	GOBP Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%		10/22/2025	2,594,773
	Golden Nugget, Inc., Senior Secured First Lien Term Loan
851,770	(3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	668,640
997,864	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.10%		10/04/2023	783,323
1,631,745	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%		10/10/2025	1,541,999
1,474,316	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	1,290,027
2,420,332	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		01/02/2026	2,277,533
54,863	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.50%		11/15/2027	52,348

992,703	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/02/2025	722,192
	Gulf Finance LLC, Senior Secured First Lien Term Loan
587,513	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%		08/25/2023	306,094
976,118	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	508,558
801,951	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.49%		08/18/2023	736,191
482,050	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		08/05/2024	385,640
1,810,463	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	5.49%		08/06/2026	1,529,841
664,875	HD Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/17/2023	627,200
774,150	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.94%		07/01/2026	657,304
1,159,922	H-Food Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.68%		05/23/2025	984,002
3,148,995	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.70%		06/22/2026	2,999,417
830,772	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		07/21/2025	702,002
2,287,128	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.85%		07/01/2024	2,147,041
488,254	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%		07/07/2025	447,973
440,213	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.25%		06/29/2026	422,604
1,586,025	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		05/01/2026	1,350,603
1,795,000	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		02/25/2027	1,573,623
2,739,533	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.68%		11/27/2023	2,539,204
1,421,128	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	1,184,275
1,821,646	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.74%		01/17/2025	1,681,989
2,081,435	IRB Holding Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,629,701
784,849	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.11%		12/01/2025	628,860
2,571,878	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/02/2026	2,456,144
1,839,961	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	1,772,278
2,460,150	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%		05/01/2026	2,321,324
640,958	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	250,890
581,815	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%		09/19/2026	541,088
972,429	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/05/2027	872,346
1,426,425	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,122,119
1,247,051	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	1,059,994
1,296,866	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	918,259
1,676,199	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/15/2023	1,516,264
2,286,651	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%		11/01/2023	2,106,932
499,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	470,851
1,841,582	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.36%		06/10/2022	1,385,790
458,830	Lineage Logistics, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	435,315
445,013	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/24/2025	406,074
1,568,395	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		05/22/2026	956,721
1,628,397	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	943,111
994,969	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.35%		08/29/2025	885,522
1,858,618	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		03/20/2025	1,507,804
553,890	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00	% Ω	05/12/2025	170,473
275,372	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24	% &	08/31/2026	231,313
1,099,791	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		08/31/2026	923,830
642,865	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.95%		03/02/2026	575,364
2,288,655	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%		03/27/2026	1,941,534
19,201	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.19	% ±	05/14/2026	16,115
1,586,002	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.86%		05/14/2026	1,331,108
1,483,733	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		11/29/2024	1,246,336
335,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%		12/01/2025	263,533
809,899	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	579,078
58,515	Motion Finco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.70%		11/04/2026	48,372
445,223	Motion Finco, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	368,050
1,372,840	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.20%		06/07/2023	1,235,556
769,048	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.67%		10/19/2026	684,453
537,300	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		08/28/2026	491,630
2,673,219	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%		09/18/2026	2,520,845
2,274,622	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.70%		08/14/2026	2,177,951
532,325	ON Semiconductor Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		09/18/2026	503,713
395,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.11%		10/24/2025	325,875
644,994	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%		04/30/2026	593,394
2,119,628	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		09/27/2024	1,830,828
500,613	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.49%		05/29/2026	415,009
1,289,418	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.24%		10/15/2025	989,048
2,758,428	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.00%		03/11/2022	2,652,587
493,740	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	407,336
1,364,172	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		07/24/2026	1,280,050
808,363	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.56%		04/12/2025	693,172

824,512	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	573,861
2,769,206	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	2,478,439
959,380	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		03/06/2025	807,476
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%		03/11/2026	352,129
1,622,125	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%		07/31/2026	1,427,470
285,000	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.28%		01/22/2027	267,900
2,053,925	Prime Security Services Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.27%		09/23/2026	1,865,991
971,498	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.68%		03/07/2025	782,056
2,103,449	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%		04/26/2024	1,914,138
493,763	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		02/12/2027	429,573
2,284,406	Radiate Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.99%		02/01/2024	2,135,920
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,058,714	(2 Month LIBOR USD + 4.25%)	5.98%		07/09/2025	887,203
1,234,797	(12 Month LIBOR USD + 4.25%)	5.99%		07/09/2025	1,034,760
1,533,035	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%		11/14/2025	1,431,479
2,079,524	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		05/30/2025	1,762,396
1,629,122	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00	% Ω	12/17/2021	1,248,111
282,896	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	270,166
630,000	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.50%		02/04/2027	598,185
2,289,257	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/06/2023	2,180,517
55,000	Rockwood Service Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		01/23/2027	47,575
872,813	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	816,080
864,063	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	811,139
1,629,375	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.86%		10/31/2025	1,538,749
1,000,000	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/12/2027	947,500
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
1,525,312	(2 Month LIBOR USD + 2.75%)	4.37%		08/14/2024	1,238,043
370,776	(1 Month LIBOR USD + 2.75%)	3.74%		08/14/2024	300,946
1,476,939	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,174,167
1,923,410	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/31/2025	1,720,654
503,738	ServiceMaster Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/05/2026	485,099
2,784,585	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.74%		08/01/2025	2,445,799
2,557,150	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.21%		09/30/2026	2,442,078
596,962	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	537,266
1,553,263	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		04/17/2026	1,378,132
1,439,802	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.13%		01/23/2025	1,241,829
2,738,667	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/05/2024	2,569,787
1,496,732	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%		06/26/2025	1,207,369
80,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%		06/26/2026	55,600
1,963,236	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.36%		03/03/2023	1,855,258
2,746,313	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		09/30/2022	2,636,460
2,745,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	2,425,043
2,763,107	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/27/2025	2,477,595
750,463	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		12/30/2022	403,374
923,521	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.00	% Ω	05/15/2025	233,189
4,495,930	Sprint Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.49%		02/02/2024	4,479,070
1,634,272	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.74%		04/16/2025	1,545,923
975,719	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	6.02%		04/16/2026	779,600
782,341	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		10/01/2025	709,975
1,878,021	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		07/10/2025	1,809,942
340,000	STG-Fairway Holdings, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.57%		02/01/2027	294,100
458,850	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.32%		10/01/2026	417,554
2,305,000	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%		03/05/2027	2,068,738
260,348	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	225,201
465,705	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%		04/01/2025	314,351
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
955,179	(1 Month LIBOR USD + 3.25%)	4.24%		05/29/2026	902,645
185,305	(1 Month LIBOR USD + 3.25%)	4.25%		05/29/2026	175,113
811,754	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	523,581
1,790,513	Telesat LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%		12/07/2026	1,718,892
2,752,430	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%		05/01/2024	2,499,206
1,603,625	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		12/17/2026	1,455,290
1,640,341	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%		07/21/2025	1,412,744
2,309,373	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		06/30/2026	2,193,905
155,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%		03/03/2028	148,025
1,163,382	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.45%		03/28/2025	968,178

1,916,269	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,566,071
461,650	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/13/2026	445,031
1,909	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		05/30/2025	1,760
2,539,273	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		12/09/2025	2,340,359
781,025	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%		01/25/2024	600,089
1,054,384	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%		05/29/2026	691,676
825,776	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.32%		10/17/2024	693,652
2,009,545	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		04/04/2025	1,890,640
64,499	Uber Technologies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.49%		07/13/2023	60,951
2,546,239	UFC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.25%		04/29/2026	2,269,336
793,614	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		08/13/2026	686,476
2,275,750	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		05/04/2026	2,142,994
773,048	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		10/22/2025	669,653
827,400	United Rentals North America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/31/2025	779,824
334,163	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		07/01/2026	297,248
622,125	Universal Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/31/2025	597,240
486,747	Univision Communications Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		03/15/2024	418,907
680,000	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/20/2026	567,800
2,557,150	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%, 0.75% Floor)	3.07%		09/14/2026	2,357,692
1,248,266	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	1,064,147
952,635	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan				726,679
455,617	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%		10/28/2024	347,549
497,018	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		10/28/2024	379,130
2,729,902	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		08/27/2025	2,593,407
1,330,668	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		07/02/2025	1,187,096
2,569,644	VICI Properties LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.67%		12/20/2024	2,391,375
598,255	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.94%		07/01/2026	529,455
500,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		01/31/2028	466,250
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
605,583	(1 Month LIBOR USD + 1.75%)	2.55%		12/31/2025	578,710
2,530,177	(1 Month LIBOR USD + 1.75%)	2.74%		12/31/2025	2,417,901
2,300,000	VS Buyer, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.86%		02/26/2027	2,219,500
	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan
194,897	(3 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	176,382
1,234,795	(6 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	1,117,489
821,356	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.95%		10/10/2025	681,726
1,288,533	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%		07/31/2026	1,080,087
2,767,982	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.45%		12/02/2024	2,363,857
1,945,908	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.36%		04/30/2025	1,483,755
2,285,000	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		03/09/2027	2,170,750
483,788	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		09/30/2026	449,922
230,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		04/28/2028	219,650

Total Bank Loans (Cost $408,888,740)					360,936,086

Collateralized Loan Obligations - 2.1%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.33	% ^	07/15/2026	787,616
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	4.39	% ^	04/17/2031	732,021
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	5.87	% ^	10/15/2028	2,530,241
7,500,000	Anchorage Capital Ltd, Series 2019-13A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	3.83	% ^	04/15/2032	6,923,117
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.43	% ^	04/15/2031	754,410
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	4.79	% ^	07/16/2031	1,159,940
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.21	% ^	05/28/2030	3,998,551
4,500,000	Avery Point Ltd., Series 2015-7A-DR (3 Month LIBOR USD + 3.60%)	5.43	% ^	01/15/2028	3,544,841
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.77	% ^	10/20/2030	3,883,717
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.42	% ^	01/20/2031	2,652,000
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.42	% ^	07/18/2029	2,678,083
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	4.43	% ^	04/15/2031	1,401,498
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	4.72	% ^	07/20/2029	4,171,900
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.73	% ^	10/15/2030	1,506,459
3,000,000	Barings Ltd., Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68	% ^	04/15/2031	2,354,859
2,250,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68	% ^	04/15/2031	1,757,979
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%, 4.15% Floor)	5.97	% ^	01/20/2029	2,545,110
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	4.42	% ^	04/20/2031	2,794,369
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	4.79	% ^	11/15/2030	1,377,629
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	4.83	% ^	07/15/2030	3,481,314
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.52	% ^	01/30/2031	2,047,879
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.48	% ^	04/15/2029	1,232,160

3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	4.63	% ^	07/15/2031	2,313,919
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.43	% ^	07/15/2030	1,222,573
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.73	% ^	07/15/2031	3,083,783
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	4.62	% ^	10/20/2027	1,997,181
5,000,000	CBAM Ltd., Series 2019-10A-A1A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.24	% ^	04/20/2032	4,710,050
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	4.44	% ^	04/17/2030	2,404,434
2,150,000	CRMN Mortgage Trust, Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	5.67	% ^	01/18/2029	1,815,056
10,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16	% ^	07/20/2030	9,386,221
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68	% ^	04/15/2029	8,629,589
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	4.79	% ^	08/15/2031	2,286,722
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DRR (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.37	% ^	07/20/2029	1,741,818
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	4.24	% ^	05/15/2031	1,461,959
5,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	3.92	% ^	04/20/2031	4,573,029
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	4.73	% ^	07/15/2030	1,701,159
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	4.78	% ^	10/15/2030	1,504,174
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.23	% ^	10/15/2030	2,642,452
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	4.67	% ^	04/20/2030	3,772,341
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	4.22	% ^	01/18/2031	2,570,815
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	5.12	% ^	01/20/2030	1,656,627
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.46	% ^	08/01/2025	712,600
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.45	% ^	10/22/2025	1,248,624
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	3.60	% ^	04/28/2031	4,476,165
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	3.30	% ^	01/28/2030	1,311,827
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.72	% ^	07/20/2030	1,791,778
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.83	% ^	10/15/2030	1,121,322
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	4.57	% ^	07/20/2031	2,704,451
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	5.28	% ^	07/15/2027	1,716,240
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	4.62	% ^	10/20/2027	1,650,259
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	4.77	% ^	10/20/2030	2,319,310
4,000,000	LCM Ltd., Series 30A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	5.57	% ^	04/20/2031	2,852,600
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	4.75	% ^	10/22/2030	2,983,532
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.24	% ^	01/27/2026	1,843,642
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.23	% ^	01/27/2026	884,485
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.32	% ^	04/20/2026	751,966
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	4.77	% ^	10/21/2030	3,826,000
3,750,000	Madison Park Funding Ltd., Series 2019-34A-D (3 Month LIBOR USD + 3.70%, 3.70% Floor)	5.49	% ^	04/25/2031	2,957,709
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	4.67	% ^	10/18/2031	3,000,714
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	4.39	% ^	11/15/2028	1,108,280
2,500,000	Marble Point Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.80%)	3.63	% ^	10/15/2030	2,256,577
2,000,000	MDPK, Series 2018-32A-D (3 Month LIBOR USD + 4.10%, 4.10% Floor)	5.90	% ^	01/22/2031	1,606,927
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.87	% ^	10/20/2030	758,329
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.74	% ^	10/17/2027	2,862,867
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	4.92	% ^	10/19/2031	1,792,366
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.67	% ^	01/19/2032	1,535,800
2,000,000	Newark BSL Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	5.44	% ^	07/25/2030	1,625,886
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	4.98	% ^	12/12/2030	4,586,690
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.83	% ^	07/15/2029	4,431,305
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.84	% ^	07/17/2030	1,467,859
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	5.52	% ^	07/19/2030	5,613,643
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.65	% ^	02/14/2031	1,715,310
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	7.25	% ^	01/22/2030	1,476,034
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	4.78	% ^	07/15/2030	7,503,283
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.32	% ^	03/17/2030	3,464,031
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.02	% ^	03/17/2030	1,110,568
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	4.64	% ^	07/25/2030	1,772,573
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.87	% ^	10/20/2030	1,518,471
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.43	% ^	01/15/2030	7,446,670
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.88	% ^	10/15/2031	2,170,336
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	4.48	% ^	04/15/2028	2,143,575
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.22	% ^	10/20/2026	1,717,685
1,000,000	VERDE, Series 2019-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	5.63	% ^	04/15/2032	721,105
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	4.62	% ^	04/18/2031	2,134,293
2,000,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.37	% ^	07/20/2030	1,605,924
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.58	% ^	07/15/2031	2,950,772
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.82	% ^	07/18/2031	1,560,793
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58	% ^	01/15/2031	576,978
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	4.68	% ^	07/15/2028	2,149,398
3,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	5.57	% ^	04/18/2029	2,254,854

3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	4.98	% ^	10/15/2030	2,050,843
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	4.73	% ^	07/15/2030	2,789,835
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	4.83	% ^	07/15/2030	1,723,631
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	4.77	% ^	01/20/2031	1,961,406
10,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	3.93	% ^	04/15/2031	8,727,808

Total Collateralized Loan Obligations (Cost $310,937,608)					244,835,524

Foreign Corporate Bonds - 10.5%
3,900,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,607,422
500,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	430,175
437,000	Adecoagro S.A.	6.00%		09/21/2027	341,100
16,915,000	AerCap Global Aviation Trust	3.50%		01/15/2025	14,398,260
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	205,002
6,200,000	AES Andres B.V.	7.95	% ^	05/11/2026	5,806,300
5,850,000	AES Dominicana	7.95%		05/11/2026	5,478,525
1,700,000	AES Gener S.A.	5.00%		07/14/2025	1,579,814
2,600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35	% ^	10/07/2079	1,987,700
4,200,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,210,900
3,900,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	3,073,695
9,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% ^	03/26/2079	7,329,580
1,050,000	AI Candelaria Spain SLU	7.50	% ^	12/15/2028	785,970
3,450,000	AI Candelaria Spain SLU	7.50%		12/15/2028	2,582,472
1,700,000	AJE Corporation B.V.	6.50%		05/14/2022	1,350,966
1,170,000	Aker BP ASA	4.75	% ^	06/15/2024	984,364
1,750,000	Alcoa Nederland Holding B.V.	6.13	% ^	05/15/2028	1,602,212
800,000	Altice Financing S.A.	5.00	% ^	01/15/2028	714,000
1,305,000	Altice France Holding S.A.	6.00	% ^	02/15/2028	1,157,770
2,275,000	Altice France S.A.	7.38	% ^	05/01/2026	2,310,376
15,120,000	Anglo American Capital PLC	4.50	% ^	03/15/2028	15,025,107
540,000	ARD Finance S.A. (PIK 9.13%)	6.50	% ^	06/30/2027	466,803
1,445,000	Ardagh Packaging Finance, Inc.	6.00	% ^	02/15/2025	1,459,883
490,000	Ardagh Packaging Finance, Inc.	4.13	% ^	08/15/2026	490,305
975,000	Ardagh Packaging Finance, Inc.	5.25	% ^	08/15/2027	1,004,786
11,249,000	AstraZeneca PLC	6.45%		09/15/2037	16,170,049
1,775,000	Avation Capital S.A.	6.50	% ^	05/15/2021	1,630,692
12,170,000	Avolon Holdings Funding Ltd.	3.25	% ^	02/15/2027	9,593,794
9,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	9,015,435
4,300,000	Banco Bradesco S.A.	5.75%		03/01/2022	4,363,150
15,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% ^	02/15/2029	13,330,000
3,000,000	Banco de Bogota S.A.	5.38%		02/19/2023	2,936,265
1,000,000	Banco de Reservas de la Republica Dominicana	7.00	% ^	02/01/2023	957,500
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,925,750
17,500,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25	% †	04/15/2024	13,829,375
2,660,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,704,003
3,500,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	3,430,000
10,203,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,223,932
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75	% ^	11/04/2026	1,370,692
13,423,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% †	01/10/2028	10,306,515
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% ^†	06/27/2029	1,925,439
1,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% †	06/27/2029	763,760
1,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	1,287,814
6,100,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	4,912,361
4,500,000	Banco Nacional de Desenvolvimento Economico e Social	4.75%		05/09/2024	4,338,023
13,400,000	Banco Santander (3 Month LIBOR USD + 1.09%)	2.77%		02/23/2023	12,699,689
3,000,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95	% ^	10/01/2028	2,794,372
2,700,000	Bancolombia S.A.	3.00%		01/29/2025	2,429,352
5,842,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	5,319,492
8,400,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	7,413,000
2,500,000	Banistmo S.A.	3.65	% ^	09/19/2022	2,316,410
1,500,000	Banistmo S.A.	3.65%		09/19/2022	1,389,846
3,850,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	3,742,662
16,320,000	Bank of New Zealand	3.50	% ^	02/20/2024	17,152,442
9,675,000	Bank of Nova Scotia	3.40%		02/11/2024	10,142,213
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,225,000
17,510,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	3.07%		05/16/2024	15,429,441
1,100,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,098,291
21,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	17,964,863
1,200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,102,251

700,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88	% ^	09/13/2034	588,035
8,150,000	BBVA Colombia S.A.	4.88%		04/21/2025	7,758,841
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	798,023
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	16,773,250
9,680,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 15.07%)	3.05	% ^	01/13/2031	9,207,144
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	2.36	% ^	09/26/2023	13,365,790
1,010,000	Bombardier, Inc.	6.00	% ^	10/15/2022	765,075
1,120,000	Bombardier, Inc.	7.88	% ^	04/15/2027	781,284
7,000,000	Braskem Idesa SAPI	7.45	% ^	11/15/2029	4,964,680
2,000,000	C&W Senior Financing DAC	7.50	% ^	10/15/2026	1,846,065
2,450,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,261,430
15,500,000	C&W Senior Financing DAC	6.88%		09/15/2027	13,476,746
1,000,000	Cable Onda S.A.	4.50	% ^	01/30/2030	885,550
400,000	Camelot Finance S.A.	4.50	% ^	11/01/2026	390,249
11,400,000	Canacol Energy Ltd.	7.25%		05/03/2025	9,903,807
1,200,000	Canacol Energy Ltd.	7.25	% ^	05/03/2025	1,042,506
2,100,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	1,876,865
3,300,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	2,971,848
1,185,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	2.66%		10/09/2024	1,135,200
15,800,000	CNOOC Finance Ltd.	3.75%		05/02/2023	16,531,290
6,000,000	CNOOC Finance Ltd.	3.00%		05/09/2023	6,127,188
900,000	CNPC General Capital Ltd.	3.95%		04/19/2022	931,371
2,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,071,629
4,100,000	Comcel Trust	6.88%		02/06/2024	4,002,686
18,701,700	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	17,462,712
14,755,000	Commonwealth Bank of Australia	4.32	% ^	01/10/2048	14,545,247
2,475,000	Connect Finco LLC	6.75	% ^	10/01/2026	2,054,250
4,000,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	3,814,170
6,610,000	Cosan Overseas Ltd.	8.25	% †	05/05/2020	5,960,997
15,665,000	Credit Agricole S.A.	3.75	% ^	04/24/2023	15,984,477
15,120,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	2.02	% ^	06/12/2024	13,365,658
8,800,000	Credito Real S.A.B. de C.V.	9.50	% ^	02/07/2026	7,258,966
6,550,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% †	11/29/2022	5,045,563
6,793,000	CSN Islands Corporation	7.00	% †	06/23/2020	4,077,872
2,600,000	CSN Resources S.A.	7.63%		02/13/2023	1,823,263
500,000	CSN Resources S.A.	7.63%		04/17/2026	328,378
6,800,000	CSN Resources S.A.	7.63	% ^	04/17/2026	4,465,934
3,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.41%		07/25/2022	2,993,128
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,081,819
12,650,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	09/07/2021	11,726,676
785,000	Delek & Avner Tamar Bond Ltd.	5.08	% ^	12/30/2023	769,852
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41	% ^	12/30/2025	1,685,515
11,157,526	Digicel Group Ltd. (PIK 9.13%)	9.13	% ^	04/01/2024	1,209,699
5,400,000	Docuformas SAPI de C.V.	10.25	% ^	07/24/2024	3,719,277
2,060,000	eG Global Finance PLC	8.50	% ^	10/30/2025	1,846,285
3,000,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	2,942,265
1,844,000	Embotelladora Andina S.A.	5.00%		10/01/2023	1,869,346
3,500,000	Empresa de Transmision Electrica S.A.	5.13	% ^	05/02/2049	3,571,067
3,001,684	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,892,250
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,039,973
2,141,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	2,065,199
5,101,937	ENA Norte Trust	4.95%		04/25/2023	5,095,585
2,450,000	Energuate Trust	5.88%		05/03/2027	2,450,024
2,400,000	Engie Energia Chile S.A.	4.50%		01/29/2025	2,375,458
8,200,000	ENTEL Chile S.A.	4.75%		08/01/2026	7,799,282
1,682,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	2.59%		11/20/2023	1,669,965
1,600,000	Export-Import Bank of India	4.00%		01/14/2023	1,580,951
2,100,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,047,500
10,248,000	Freeport-McMoRan, Inc.	5.40%		11/14/2034	9,550,803
12,252,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	11,061,106
1,500,000	Fresnillo PLC	5.50%		11/13/2023	1,498,118
2,136,000	Garda World Security Corporation	8.75	% ^	05/15/2025	1,981,076
2,050,000	Garda World Security Corporation	4.63	% ^	02/15/2027	1,850,125
15,175,000	Geopark Ltd.	6.50%		09/21/2024	8,744,518
1,535,000	GFL Environmental, Inc.	5.13	% ^	12/15/2026	1,508,137
558,000	GFL Environmental, Inc.	8.50	% ^	05/01/2027	563,719
1,600,000	Gilex Holding Sarl	8.50	% ^	05/02/2023	1,374,792
4,250,000	Gilex Holding Sarl	8.50%		05/02/2023	3,651,791

2,900,000	Global Bank Corporation	4.50%		10/20/2021	2,842,000
1,500,000	Global Bank Corporation	4.50	% ^	10/20/2021	1,470,000
8,000,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25	% ^	04/16/2029	7,800,000
2,600,000	Globo Comunicacao e Participacoes S.A.	4.84%		06/08/2025	2,379,663
3,800,000	Globo Comunicacao e Participacoes S.A.	4.88	% ^	01/22/2030	3,267,050
2,565,000	GNL Quintero S.A.	4.63%		07/31/2029	2,458,662
10,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	8,300,730
300,000	Gran Tierra Energy International Holdings Ltd.	6.25	% ^	02/15/2025	77,625
10,498,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,716,358
3,500,000	Gran Tierra Energy, Inc.	7.75	% ^	05/23/2027	914,375
2,900,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,752,286
3,400,000	Grupo Aval Ltd.	4.38	% ^	02/04/2030	2,741,250
200,000	Grupo Aval Ltd.	4.38%		02/04/2030	161,250
5,000,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95	% †	04/17/2023	4,711,000
3,600,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,658,700
2,490,000	Grupo Idesa S.A. de C.V.	7.88	% ^	12/18/2020	1,147,267
600,000	Guatemala Energuate Trust	5.88	% ^	05/03/2027	600,006
21,080,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	2.16%		09/12/2026	20,084,346
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,029,953
8,000,000	Imperial Brands Finance PLC	3.50	% ^	07/26/2026	7,401,805
3,108,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,135,008
12,867,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	12,654,233
5,084,000	Industrial Senior Trust	5.50%		11/01/2022	4,955,629
6,000,000	Inkia Energy Ltd.	5.88%		11/09/2027	5,310,000
1,585,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	984,689
1,260,000	Intelsat Jackson Holdings S.A.	8.50	% ^	10/15/2024	801,303
3,732,775	Interoceanica Finance Ltd.			11/30/2025	3,387,494
1,192,690	Invepar Holdings		Ω Þ	12/30/2028	51,002
3,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,920,557
5,000,000	Inversiones CMPC S.A.	4.75%		09/15/2024	4,853,337
1,200,000	Israel Electric Corporation Ltd.	5.00	% ^	11/12/2024	1,260,006
2,500,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	2,546,750
9,500,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50	% †	03/19/2023	9,073,545
1,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 32.22%)	4.63	% ^†	02/27/2025	1,476,900
7,000,000	JBS Investments GMBH	7.00	% ^	01/15/2026	7,014,280
2,500,000	JBS Investments GMBH	5.75	% ^	01/15/2028	2,440,125
12,190,000	JSL Europe S.A.	7.75%		07/26/2024	8,868,774
1,655,000	Kronos Acquisition Holdings, Inc.	9.00	% ^	08/15/2023	1,371,573
3,049,000	Latam Finance Ltd.	6.88%		04/11/2024	1,374,504
8,000,000	Latam Finance Ltd.	7.00	% ^	03/01/2026	3,688,200
2,177,307	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,342,897
15,040,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	14,955,632
7,690,400	LLPL Capital Pte Ltd.	6.88	% ^	02/04/2039	7,567,777
7,150,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19	% ^	11/28/2023	7,337,808
7,884,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15	% ^	03/27/2024	8,259,891
1,300,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	2.49%		08/16/2024	1,242,007
15,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	15,255,000
400,000	MARB BondCo PLC	7.00%		03/15/2024	359,498
15,910,000	MARB BondCo PLC	6.88%		01/19/2025	14,438,405
1,340,000	Mattamy Group Corporation	4.63	% ^	03/01/2030	1,159,937
2,400,000	Medco Bell Pte Ltd.	6.38	% ^	01/30/2027	1,421,986
634,000	MEG Energy Corporation	7.00	% ^	03/31/2024	296,398
2,050,000	MEG Energy Corporation	7.13	% ^	02/01/2027	1,035,250
4,429,728	Mexico Generadora de Energia	5.50%		12/06/2032	4,273,768
3,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	2,925,015
1,300,000	Millicom International Cellular S.A.	6.63	% ^	10/15/2026	1,240,785
1,900,000	Millicom International Cellular S.A.	6.63%		10/15/2026	1,813,455
4,500,000	Millicom International Cellular S.A.	5.13%		01/15/2028	3,953,441
7,250,000	Millicom International Cellular S.A.	6.25	% ^	03/25/2029	6,528,987
8,715,000	Minejesa Capital B.V.	4.63%		08/10/2030	7,856,202
5,000,000	Minejesa Capital B.V.	5.63%		08/10/2037	4,451,525
7,000,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	6,432,703
8,311,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	7,346,508
16,165,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	2.32%		03/02/2023	15,373,974
2,210,000	Multibank, Inc.	4.38%		11/09/2022	2,051,866
1,000,000	NBM US Holdings, Inc.	7.00	% ^	05/14/2026	914,617
5,200,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65	% ^†	01/15/2025	4,209,400
10,969,000	Nutrien Ltd.	4.20%		04/01/2029	11,643,358

7,465,000	NXP Funding LLC	3.88	% ^	06/18/2026	7,276,419
13,300,000	ONGC Videsh Ltd.	3.75%		07/27/2026	11,996,562
4,800,000	Operadora de Servicios Mega S.A.	8.25	% ^	02/11/2025	3,306,000
4,000,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	3,554,170
3,000,000	Orbia Advance Corporation S.A.B. de C.V.	4.88%		09/19/2022	2,890,308
500,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	515,593
11,600,000	Pampa Energia S.A.	7.50%		01/24/2027	7,826,108
150,000	Pampa Energia S.A.	9.13%		04/15/2029	101,033
5,072,968	Panama Metro Line SP	0.00	% ^	12/05/2022	4,709,926
7,129,423	Panama Metro Line SP	0.00%		12/05/2022	6,619,213
1,160,000	Parkland Fuel Corporation	5.88	% ^	07/15/2027	1,093,822
1,500,000	Pertamina Persero PT	4.30%		05/20/2023	1,499,942
11,000,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	10,434,050
7,850,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	7,694,766
4,600,000	Petronas Capital Ltd.	3.50%		03/18/2025	4,688,299
8,100,000	Radiant Access Ltd.	4.60	% †	05/18/2020	7,607,925
12,400,000	Reliance Holdings, Inc.	5.40%		02/14/2022	12,649,358
9,230,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	9,121,010
5,300,000	SACI Falabella	3.75%		04/30/2023	5,068,341
2,290,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	2,172,185
13,839,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	14,145,674
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	868,730
11,490,800	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	10,447,481
184,000	Star Energy Geothermal Wayang Windu Ltd.	6.75	% ^	04/24/2033	167,294
530,000	Starfruit Finco B.V.	8.00	% ^	10/01/2026	507,064
2,165,000	Stars Group Holdings B.V.	7.00	% ^	07/15/2026	2,047,549
9,829,971	Stoneway Capital Corporation	10.00	% Ω	03/01/2027	1,474,594
3,000,000	SUAM Finance B.V.	4.88%		04/17/2024	2,958,735
22,810,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	2.58%		01/17/2023	20,477,849
2,805,000	Superior Plus LP	7.00	% ^	07/15/2026	2,758,837
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% ^	04/28/2026	375,940
550,000	Syngenta Finance N.V.	4.38%		03/28/2042	413,627
500,000	Syngenta Finance N.V.	5.68	% ^	04/24/2048	403,640
15,967,000	Syngenta Finance N.V.	5.68%		04/24/2048	12,889,840
2,335,000	Takeda Pharmaceutical Ltd.	4.40%		11/26/2023	2,462,016
1,200,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,018,051
4,150,000	Telefonica Celular del Paragu	5.88	% ^	04/15/2027	3,778,399
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	3,883,784
1,230,000	Telesat LLC	4.88	% ^	06/01/2027	1,183,629
934,000	Telesat LLC	6.50	% ^	10/15/2027	901,824
3,350,000	Tervita Escrow Corporation	7.63	% ^	12/01/2021	2,367,612
500,000	Titan Acquisition Ltd.	7.75	% ^	04/15/2026	420,984
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,117,715
4,330,000	Transelec S.A.	4.63%		07/26/2023	4,412,292
600,000	Transelec S.A.	4.25%		01/14/2025	575,247
500,000	Transelec S.A.	3.88%		01/12/2029	454,651
650,000	Transportadora de Gas del Sur S.A.	6.75%		05/02/2025	473,369
1,120,000	Trivium Packaging Finance BV	5.50	% ^	08/15/2026	1,120,697
4,500,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	2,738,486
13,900,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% †	01/29/2025	8,472,328
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,407,006
9,083,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% †	10/19/2023	8,662,451
8,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	8,016,400
9,500,000	UPL Corporation	3.25%		10/13/2021	8,787,253
5,600,000	Vedanta Resources Finance PLC	9.25	% ^	04/23/2026	2,380,000
2,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	971,863
15,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	5,688,936
14,829,000	VTR Finance B.V.	6.88%		01/15/2024	13,865,115
1,813,000	VTR Finance B.V.	6.88	% ^	01/15/2024	1,695,155
8,900,000	YPF S.A.	8.50%		07/28/2025	4,670,231
4,200,000	YPF S.A.	6.95%		07/21/2027	2,200,139
1,000,000	YPF S.A.	8.50	% ^	06/27/2029	528,542
1,010,000	Ziggo B.V.	4.88	% ^	01/15/2030	990,712

Total Foreign Corporate Bonds (Cost $1,376,267,079)					1,208,853,796

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.4%
4,150,000	Dominican Republic International Bond	4.50	% ^	01/30/2030	3,629,175
8,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	8,372,492

500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	521,940
7,121,000	Mexico Government International Bond	4.15%		03/28/2027	7,309,706
14,415,000	Mexico Government International Bond	3.75%		01/11/2028	14,404,333
6,000,000	Panama Government International Bond	4.00%		09/22/2024	6,246,000
200,000	Perusahaan Penerbit	3.40%		03/29/2022	199,602
720,000	Perusahaan Penerbit	3.75%		03/01/2023	721,141
2,600,000	Perusahaan Penerbit	4.15%		03/29/2027	2,615,054

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $43,749,526)					44,019,443

Municipal Bonds - 0.1%
3,290,000	Missouri Highway & Transportation Commission	5.06%		05/01/2024	3,733,229
4,430,000	State of California	7.55%		04/01/2039	7,205,927

Total Municipal Bonds (Cost $9,940,675)					10,939,156

Non-Agency Commercial Mortgage Backed Obligations - 5.3%
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	3.00	% ^	06/15/2035	8,787,264
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.61	% # ^	08/14/2034	2,380,858
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	03/15/2036	3,748,445
4,986,541	BANK, Series 2017-BNK8-XA	0.74	% # I/O	11/15/2050	228,204
1,821,000	BANK, Series 2018-BN10-B	4.08	% #	02/15/2061	1,765,251
405,000	BANK, Series 2018-BN13-B	4.55	% #	08/15/2061	406,227
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.90	% ^	08/15/2036	1,156,489
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.40	% ^	08/15/2036	1,291,542
1,355,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.20	% ^	08/15/2036	996,496
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20	% ^	08/15/2036	2,126,837
13,951,000	Barclays Commercial Mortgage Trust, Series 2019-C3-B	4.10%		05/15/2052	13,209,718
3,318,000	Benchmark Mortgage Trust, Series 2019-B10-C	3.75%		03/15/2062	2,485,307
14,713,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.94	% ^	10/15/2034	11,161,919
11,000,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2035	7,964,319
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.03	% ^	03/15/2037	2,839,192
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.66	% ^	03/15/2037	6,769,009
3,163,700	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75	% ^	07/15/2034	2,483,461
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	4,218,096
12,349,000	BX Trust, Series 2019-OC11-E	4.08	% # ^	12/09/2041	8,296,367
72,320,504	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.02	% # I/O	01/10/2048	3,511,001
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20	% #	06/15/2050	3,215,878
7,196,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70	% ^	11/15/2036	5,726,503
3,401,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	4.45	% ^	11/15/2036	2,625,385
7,235,552	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.77	% # ^ I/O	09/10/2045	248,991
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% # ^	02/10/2048	1,590,501
3,888,377	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.35	% # I/O	02/10/2048	188,080
7,840,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50	% #	11/10/2048	6,823,208
71,881,936	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	0.85	% # I/O	11/10/2048	2,188,855
6,030,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85	% ^	02/10/2049	4,285,549
41,807,129	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% # I/O	04/15/2049	3,081,516
44,206,063	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.97	% # I/O	07/10/2049	3,845,790
81,982,985	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.52	% # I/O	10/10/2049	5,474,422
9,490,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10	% #	10/12/2050	9,133,396
321,000	Citigroup Commercial Mortgage Trust, Series 2018-B2-B	4.28	% #	03/10/2051	311,385
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.72	% #	06/10/2051	1,648,928
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62	% ^	12/10/2041	5,072,243
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.62	% ^	12/10/2041	3,892,800
21,731,264	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.86	% # I/O	10/15/2045	797,374
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.59	% # ^ Þ	10/15/2045	3,227,418
3,239,728	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.10	% # ^ I/O	12/10/2044	90,529
56,600,762	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.95	% # I/O	10/10/2048	2,346,979
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.36	% #	07/10/2048	3,772,781
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.65	% #	10/10/2048	4,896,786
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65	% #	02/10/2049	5,256,390
57,459,607	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.00	% # I/O	02/10/2049	2,586,188
9,383,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46	% # ^	08/10/2029	8,797,356
2,808,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-F	3.46	% # ^	08/10/2029	2,504,833
12,424,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.40	% ^	09/15/2033	11,517,703
8,464,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	12/15/2031	6,627,545
2,064,000	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	12/15/2031	1,537,853
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58	% #	11/15/2048	4,897,269
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	4.92	% # ^	01/15/2049	2,418,498
44,607,162	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.90	% # I/O	01/15/2049	3,542,991

11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.89	% #	11/15/2051	9,583,812
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.77	% #	08/15/2051	3,166,758
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	9,405,466
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	8,760,321
798,000	CSMC Trust, Series 2017-CALI-D	3.78	% # ^	11/10/2032	735,079
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2032	4,076,456
4,944,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	4.00	% ^	07/15/2032	4,239,302
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.35%, 1.35% Floor)	2.05	% ^	06/15/2033	4,245,756
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.15	% ^	06/15/2033	138,435
2,891,906	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.02	% # ^ I/O	07/10/2044	20,600
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.35	% #	05/10/2049	3,624,769
59,970,978	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.45	% # I/O	05/10/2049	3,870,329
8,242,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.10	% ^	12/10/2036	6,435,947
8,242,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.10	% ^	12/10/2036	5,489,943
8,242,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.10	% # ^	12/10/2036	5,307,905
1,163,839	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.57	% ^	07/25/2023	1,015,327
4,000,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84	% ^	12/15/2036	2,715,714
2,762,767	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.33	% # ^ I/O	08/10/2044	33,319
4,619,172	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.93	% # ^ I/O	01/10/2045	106,836
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.51	% #	11/10/2047	3,355,483
9,506,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% # ^	11/10/2047	7,185,307
559,000	GS Mortgage Securities Trust, Series 2015-GC34-D	2.98%		10/10/2048	389,829
96,155,662	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.78	% # I/O	11/10/2048	3,575,366
61,017,900	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.65	% # I/O	05/10/2049	4,157,333
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/10/2050	5,524,596
10,779,000	GS Mortgage Securities Trust, Series 2019-GC39-B	3.97%		05/10/2052	10,321,837
9,879,000	GSCG Trust, Series 2019-600C-D	3.76	% ^	09/06/2034	8,872,464
791,000	GSCG Trust, Series 2019-600C-E	4.12	% # ^	09/06/2034	647,229
11,793,030	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2036	7,064,780
300,162	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% # I/O	05/15/2045	47
843,871	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.18	% # ^ I/O	07/15/2046	7,484
18,380,169	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.78	% # I/O	10/15/2045	656,677
4,716,161	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.48	% # I/O	06/15/2045	85,386
76,395,531	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.08	% # I/O	01/15/2049	2,630,222
3,166,373	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	2.80	% ^	06/15/2032	2,618,768
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,539,522
592,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3-C	3.46	% #	08/15/2049	472,285
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94	% #	03/10/2052	829,630
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.86	% ^	12/05/2038	6,382,970
44,352,700	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.82	% # I/O	02/15/2047	1,146,074
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.66	% #	08/15/2047	2,726,521
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% #	09/15/2047	2,484,546
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.45	% #	11/15/2047	3,365,083
48,638,902	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.85	% # I/O	11/15/2047	1,551,129
37,584,785	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.97	% # I/O	01/15/2048	1,376,419
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.81	% # ^	02/15/2048	9,826,359
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,821,792
9,974,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.18	% #	05/15/2048	8,671,473
48,151,775	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.88	% # I/O	08/15/2048	1,690,763
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.66	% #	11/15/2048	3,640,196
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62	% #	12/15/2048	5,671,787
5,023,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74	% #	03/15/2049	4,398,889
62,055,409	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.67	% # I/O	06/15/2049	3,786,540
1,638,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-B	4.44	% #	03/10/2052	1,608,530
501,187	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.60	% # ^ I/O	11/15/2038	121
404,200	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.60	% # ^ I/O	11/15/2038	98
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.56	% # ^	03/10/2049	4,485,520
13,184,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	11/15/2036	10,676,232
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% # ^	02/12/2040	2,412,364
1,893,409	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.43	% # ^ I/O	08/15/2045	48,329
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% #	10/15/2047	2,697,623
1,508,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	1,314,368
35,895,984	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.31	% # I/O	02/15/2048	1,619,056
2,957,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% #	10/15/2048	2,592,140
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53	% #	12/15/2047	4,079,139
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	4,895,452
48,301,582	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.42	% # I/O	09/15/2049	3,293,897
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	7,435,405

565,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-AS	3.99	% #	12/15/2049	590,572
3,322,240	Morgan Stanley Capital Trust, Series 2011-C1-XA	0.34	% # ^ I/O	09/15/2047	5,343
30,369,298	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.61	% # I/O	08/15/2049	2,093,529
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90	% ^	11/15/2034	1,998,059
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2034	2,452,231
3,434,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05	% ^	11/15/2034	1,849,168
7,831,050	MSCG Trust, Series 2016-SNR-C	5.21	% ^	11/15/2034	7,707,102
11,179,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	10/15/2037	8,417,871
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.86	% ^	06/15/2035	1,869,817
53,172,515	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	1.97	% # I/O	10/10/2048	4,299,561
1,374,000	UBS Commercial Mortgage Trust, Series 2013-C5-D	4.10	% # ^	03/10/2046	1,186,935
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15	% #	12/15/2050	2,417,630
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.58	% #	12/15/2050	5,754,943
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	4.90	% #	06/15/2051	6,137,915
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	4.96	% #	08/15/2051	2,446,745
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% #	02/15/2051	4,751,431
9,992,622	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.82	% # ^ I/O	08/10/2049	357,178
418,710	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.12	% # I/O	11/15/2048	4
9,344,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-B	3.84	% #	06/15/2052	9,053,421
2,031,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/15/2050	1,259,058
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.11	% #	05/15/2048	1,905,409
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61	% #	11/15/2048	4,288,864
21,025,429	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.01	% # I/O	11/15/2048	957,580
43,358,931	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.11	% # I/O	05/15/2048	1,893,493
6,848,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.67	% #	12/15/2048	6,030,675
76,606,205	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.98	% # I/O	12/15/2048	2,857,588
8,252,000	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1-AS	4.05%		09/15/2048	8,642,396
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.73	% #	01/15/2059	4,082,225
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	3,731,396
5,040,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-AS	3.95	% #	12/15/2059	5,329,827
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.42	% #	12/15/2059	2,586,691
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,175,691
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	4.98	% #	08/15/2051	6,076,974
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.94	% #	09/15/2061	10,363,827
2,871,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.12	% #	01/15/2052	2,426,902
2,558,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-B	4.55%		03/15/2052	2,509,194
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-B	4.19%		05/15/2052	10,285,490
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	9,310,950
12,814,627	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.89	% # ^ I/O	11/15/2045	487,567
70,424,735	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.04	% # I/O	08/15/2047	2,486,958
49,401,403	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.81	% # I/O	09/15/2057	1,390,605
79,681,368	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.63	% # I/O	11/15/2049	5,328,429

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $750,297,532)					609,400,303

Non-Agency Residential Collateralized Mortgage Obligations - 8.6%
9,001,115	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.92	% #	03/25/2037	6,646,030
38,277	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.92	% # ^	11/25/2037	32,986
12,937,599	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	10,683,181
8,567,441	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	6,319,948
9,324,284	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		06/25/2047	6,368,825
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47	% # ^	01/19/2039	2,349,448
4,941,574	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65	% # ^	09/25/2048	4,870,289
5,380,792	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75	% # ^	09/25/2048	5,303,889
5,119,991	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85	% # ^	09/25/2048	5,048,136
603,800	Banc of America Funding Corporation, Series 2005-G-A3	3.64	% #	10/20/2035	497,017
272,458	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	238,874
226,228	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	206,397
2,053,564	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% ^§	06/28/2034	2,039,352
256,554	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	173,818
2,326,670	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.11	% #	07/25/2037	2,014,585
1,015,898	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	241,413
20,000,000	CIM Trust, Series 2016-2RR-B2	7.57	% # ^ Þ	02/25/2056	18,512,198
20,000,000	CIM Trust, Series 2016-3RR-B2	7.97	% # ^ Þ	02/27/2056	18,397,208
59,459	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	61,125
1,107,464	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.29%		09/25/2036	1,112,281
245,502	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85	% ß	05/25/2036	120,016
1,221,108	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	4.26	% # ^	11/25/2038	1,207,796
5,361,793	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	1.02%		01/25/2037	2,826,530

11,046,916	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00	% # ^	02/25/2037	9,819,380
42,184,855	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% ^	10/25/2058	40,469,628
4,771,244	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% ^§	09/25/2059	4,739,385
110,162	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	99,036
58,316	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	49,302
426,161	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	393,647
6,451,479	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	5,058,029
1,191,467	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,227,155
135,094	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	117,152
187,133	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	120,453
791,141	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	581,210
133,737	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.65%		10/25/2035	94,856
306,513	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	217,504
8,445,558	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	6,461,951
1,265,360	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	759,978
1,318,946	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	1.40%		08/25/2037	486,939
381,934	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	46.69	% I/F	08/25/2037	1,006,826
81,334	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	25.55	% I/F	08/25/2037	154,414
393,111	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	333,486
1,821,050	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	1.45%		09/25/2037	720,767
1,788,872	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.55	% I/F I/O	09/25/2037	581,961
722,076	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	142,206
21,266	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43	% #	02/25/2033	18,158
281,323	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	215,764
612,750	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	451,576
252,444	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	205,243
674,963	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	504,179
91,958	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	77,730
1,046,387	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	974,722
4,458,151	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00	% ^	01/27/2038	3,257,264
9,139,432	Credit-Based Asset Servicing & Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	2.02	% ^	05/25/2046	7,584,963
3,560,399	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	2,181,494
36,023	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		05/25/2021	30,315
64,666	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	20,597
25,429	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	23,210
6,867,435	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32	% # ^	10/25/2058	7,177,525
1,885,589	CSMC Trust, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	1,813,220
6,448,540	CSMC Trust, Series 2013-IVR1-A1	2.50	% # ^	03/25/2043	6,182,489
19,610,543	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	08/26/2058	20,450,166
39,846,436	CSMC Trust, Series 2018-RPL8-A1	4.13	% # ^	07/25/2058	37,217,552
26,659,037	CSMC Trust, Series 2019-JR1-A1	4.10	% # ^	09/27/2066	26,584,637
49,124,373	CSMC Trust, Series 2020-RPL1-PT1	3.47	% ^	10/25/2069	42,260,371
591,193	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14	% ^I/F	04/15/2036	549,635
118,057	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	13.26	% ^I/F	04/15/2036	121,430
1,150,328	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.14	% ^I/F	04/15/2036	1,136,870
7,506,873	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	6,711,867
314,292	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	211,815
3,584,983	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	2,392,296
66,451	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	56,201
19,200,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23	% # ^	09/25/2024	12,084,092
4,876,843	GCAT LLC, Series 2019-2-A1	3.47	% ^§	06/25/2024	4,861,074
2,960,422	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	2,753,204
45,716	GSAA Home Equity Trust, Series 2005-7-AF5	4.61%		05/25/2035	45,112
1,270,830	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	963,962
1,107,555	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	678,505
2,582,974	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	2,468,709
333,472	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	393,550
19,200,000	Headlands Residential LLC, Series 2019-RPL1-NOTE	3.97	% ^§	06/25/2024	16,927,523
26,619,179	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	1.09%		10/25/2036	10,583,562
35,000,192	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	1.22%		02/25/2037	29,148,251
330,830	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	318,686
7,130,724	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31	% ß	08/25/2036	6,306,360
200,287	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12	% ß	08/25/2036	184,084
199,754	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71	% ß	12/25/2036	190,655
4,376,768	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	4,493,836
228,683	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	163,346
35,063,334	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00	% ^§	04/25/2058	32,012,000
38,091,344	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00	% # ^	02/25/2058	38,274,434

1,431,044	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% ^§	05/25/2059	1,433,426
37,021,102	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30	% ^	06/25/2058	32,893,434
5,830,777	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47	% ^§	11/25/2061	5,763,224
518,500	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	358,446
37,521	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	26.33	% I/F	01/25/2037	65,589
645,332	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	359,850
134,222	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	106,931
5,303,886	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	1.22%		02/25/2036	4,563,533
102,415	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	93,516
6,485,160	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	4,517,305
40,527	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	21,315
1,624,782	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,419,259
14,577,301	Merrill Lynch Alternative Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	1.20%		08/25/2037	11,578,502
2,163,700	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	1,337,368
17,557,749	MFA LLC, Series 2018-NPL1-A1	3.88	% ^§	05/25/2048	18,111,252
20,239	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2018	19,106
813,472	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	798,634
2,479,713	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.03	% #	06/25/2036	1,918,779
758,563	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	%# ^	05/26/2037	724,227
193,708	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	83,368
570,179	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ß	10/25/2036	222,084
988,902	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ß	02/25/2037	388,854
49,386	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.92%		11/25/2034	44,832
26,815,647	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14%		07/25/2037	21,498,686
23,235,662	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.00	% ^	02/27/2023	21,966,809
8,592,586	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	8,547,956
3,494,054	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72	% ^§	01/25/2059	3,062,456
6,766,858	PRPM LLC, Series 2019-2A-A1	3.97	% ^§	04/25/2024	6,061,206
10,340,763	PRPM LLC, Series 2019-3A-A1	3.35	% ^§	07/25/2024	10,276,276
15,355,037	PRPM LLC, Series 2019-GS1-A1	3.50	% # ^	10/25/2024	15,286,503
8,558,826	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	5,667,895
29,634,092	Redwood Funding Trust, Series 2019-1-PT	4.21	% ^§	09/27/2024	27,232,901
264,505	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	236,496
311,556	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	276,189
3,399,690	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	3,120,383
3,352,718	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	2,990,167
666,216	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	585,965
45,517	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	44,572
1,096,423	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	934,189
3,889,281	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	3,498,991
147,553	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	147,476
213,722	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	157,401
266,518	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	179,009
51,304	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	37,622
1,609,111	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	643,342
134,929	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	24.61	% I/F Þ	01/25/2046	170,449
79,753	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	70,007
405,111	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	377,557
804,385	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	699,204
518,949	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	440,909
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24	% # ^	02/25/2024	4,666,038
8,745,833	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00	% #	11/25/2057	9,173,634
26,016,199	Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	28,188,105
34,923,949	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.92	% # ^	02/25/2054	28,668,399
6,326,112	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	3.38	% # ^	12/26/2059	5,547,813
7,739,605	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.63	% # ^	10/25/2044	6,902,228
7,096,250	Sequoia Mortgage Trust, Series 2007-3-2AA1	3.98	% #	07/20/2037	5,832,751
17,080,867	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50	% # ^	11/25/2046	17,213,267
9,183,641	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.95%		09/25/2037	6,402,477
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73	% # ^	02/25/2050	5,003,929
4,326,825	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		09/25/2036	2,947,257
1,149,196	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	1.30	%^	03/25/2035	940,053
1,149,196	Structured Asset Securities Corporation, Series 2005-RF1-AIO	3.26	% # ^ I/O	03/25/2035	199,507
14,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% §	09/25/2022	12,688,824
25,625,922	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59	% ^	04/25/2048	25,992,747
3,751,365	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91	% ^	04/25/2048	3,646,469
1,492,240	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26	% ^	04/25/2048	1,310,725
998,019	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41	% ^	04/25/2048	837,102

14,051,951	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% # ^	10/26/2048	14,216,306
4,852,861	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94	% # ^	03/25/2049	4,608,509
1,309,464	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01	% # ^	03/25/2049	1,132,314
1,478,948	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12	% # ^	03/25/2049	1,232,939
2,681,121	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35	% ^§	09/25/2049	2,326,353
12,517,191	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98	% ^§	03/25/2050	11,381,108
2,658,754	VOLT LLC, Series 2019-NP10-A1A	3.43	% ^§	12/27/2049	2,511,401
16,511,069	VOLT LLC, Series 2019-NPL6-A1A	3.23	% ^§	10/25/2049	15,526,630
24,000,132	VOLT LLC, Series 2020-NPL1-A1A	3.23	% ^§	01/25/2050	21,742,987
13,542,548	VOLT LLC, Series 2020-NPL3-A1A	2.98	% ^§	02/25/2050	9,933,635
8,957,367	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A5	4.31	% ß	10/25/2036	4,543,641
112,901	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	104,858
738,333	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	644,106
1,902,083	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	1,814,206
3,980,734	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.31	% ß	10/25/2036	2,018,461
2,522,125	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	2.23%		01/25/2047	2,123,702
7,504,414	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		04/25/2037	5,763,850
1,490,891	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,347,975
102,514	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	33.80	% I/F	06/25/2037	222,014
8,724,475	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	5,653,349
755,096	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	708,852
25,043	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.84	% #	08/25/2035	25,019
586,896	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	564,260
53,649	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	52,012

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,072,146,764)					997,562,103

US Corporate Bonds - 12.2%
14,766,000	AbbVie, Inc.	4.70%		05/14/2045	16,664,136
1,720,000	Acrisure LLC	8.13	% ^	02/15/2024	1,685,041
1,235,000	Advanced Drainage Systems, Inc.	5.00	% ^	09/30/2027	1,109,700
3,315,000	AECOM	5.13%		03/15/2027	3,011,818
12,868,000	Air Lease Corporation	3.75%		02/01/2022	11,915,087
1,620,000	Air Lease Corporation	2.30%		02/01/2025	1,239,585
1,495,000	Air Medical Merger Sub Corporation	6.38	% ^	05/15/2023	1,339,886
1,285,000	Albertsons LLC	4.63	% ^	01/15/2027	1,285,707
12,430,000	Alexandria Real Estate Equities, Inc.	4.00%		01/15/2024	12,723,256
1,235,000	Alliant Holdings Intermediate LLC	6.75	% ^	10/15/2027	1,163,308
1,750,000	Allied Universal Holding Company	6.63	% ^	07/15/2026	1,722,661
1,460,000	Allied Universal Holding Company	9.75	% ^	07/15/2027	1,386,077
2,985,000	Allison Transmission, Inc.	5.00	% ^	10/01/2024	2,917,748
14,655,000	Altria Group, Inc.	4.80%		02/14/2029	15,366,397
1,541,000	AMC Merger, Inc.	8.00	% ^	05/15/2025	899,551
1,085,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	844,719
15,490,000	American Express Credit Corporation	2.50%		08/01/2022	15,778,349
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,444,087
14,172,000	American Tower Corporation	3.60%		01/15/2028	14,196,513
6,100,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	6,688,104
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	8,733,349
989,000	Antero Midstream Partners LP	5.75	% ^	03/01/2027	640,452
2,000,000	Arconic Corporation	6.13	% ^	02/15/2028	2,060,000
1,875,000	Argos Merger Sub, Inc.	7.13	% ^	03/15/2023	1,780,312
7,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	7,034,502
340,000	Asbury Automotive Group, Inc.	4.50	% ^	03/01/2028	291,550
340,000	Asbury Automotive Group, Inc.	4.75	% ^	03/01/2030	291,550
2,655,000	Ascend Learning LLC	6.88	% ^	08/01/2025	2,598,568
690,000	Ascend Learning LLC	6.88	% ^	08/01/2025	675,334
1,000,000	ASGN, Inc.	4.63	% ^	05/15/2028	943,050
2,980,000	AssuredPartners, Inc.	7.00	% ^	08/15/2025	2,704,261
20,665,000	AT&T, Inc.	5.25%		03/01/2037	24,141,142
15,884,000	Athene Global Funding	3.00	% ^	07/01/2022	15,650,035
2,740,000	Avantor, Inc.	9.00	% ^	10/01/2025	2,901,537
15,208,000	AXA Equitable Holdings, Inc.	3.90%		04/20/2023	15,173,011
990,000	B&G Foods, Inc.	5.25%		04/01/2025	972,096
785,000	B&G Foods, Inc.	5.25%		09/15/2027	768,319
865,000	Banff Merger Sub, Inc.	9.75	% ^	09/01/2026	767,752
14,305,000	Bank of America Corporation (3 Month LIBOR USD + 1.21%)	3.97%		02/07/2030	15,475,344
25,525,000	BAT Capital Corporation	3.46%		09/06/2029	23,777,804
1,090,000	Bausch Health Companies, Inc.	7.00	% ^	03/15/2024	1,124,068

2,355,000	Bausch Health Companies, Inc.	7.00	% ^	01/15/2028	2,455,205
1,285,000	Bausch Health Companies, Inc.	5.00	% ^	01/30/2028	1,226,147
1,315,000	Bausch Health Companies, Inc.	5.25	% ^	01/30/2030	1,239,387
2,045,000	Beacon Roofing Supply, Inc.	4.88	% ^	11/01/2025	1,858,404
820,000	Beacon Roofing Supply, Inc.	4.50	% ^	11/15/2026	759,771
23,535,000	Becton Dickinson and Company	2.89%		06/06/2022	23,573,407
15,215,000	Boston Properties LP	3.40%		06/21/2029	15,833,283
2,065,000	Boyd Gaming Corporation	4.75	% ^	12/01/2027	1,715,086
3,465,000	Boyne USA, Inc.	7.25	% ^	05/01/2025	3,339,376
14,005,000	Bristol-Myers Squibb Company	4.35	% ^	11/15/2047	17,667,167
13,630,000	Brooklyn Union Gas Company	4.49	% ^	03/04/2049	14,530,702
599,000	Builders FirstSource, Inc.	6.75	% ^	06/01/2027	592,137
1,300,000	Builders FirstSource, Inc.	5.00	% ^	03/01/2030	1,177,312
1,200,000	Calpine Corporation	5.75%		01/15/2025	1,119,000
1,185,000	Calpine Corporation	5.25	% ^	06/01/2026	1,134,006
890,000	Calpine Corporation	4.50	% ^	02/15/2028	865,970
555,000	Calpine Corporation	5.13	% ^	03/15/2028	514,762
4,050,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	2.49%		01/30/2023	3,786,911
9,920,000	Carrier Global Corporation	3.38	% ^	04/05/2040	8,799,286
705,000	Carvana Company	8.88	% ^	10/01/2023	671,491
580,000	Castle US Holding Corporation	9.50	% ^	02/15/2028	554,262
2,165,000	Catalent Pharma Solutions, Inc.	5.00	% ^	07/15/2027	2,112,066
4,771,000	CCO Holdings LLC	5.75	% ^	02/15/2026	4,847,097
1,255,000	CCO Holdings LLC	5.00	% ^	02/01/2028	1,266,998
2,520,000	CCO Holdings LLC	4.75	% ^	03/01/2030	2,527,686
1,275,000	CCO Holdings LLC	4.50	% ^	08/15/2030	1,256,672
860,000	CDK Global, Inc.	5.88%		06/15/2026	913,363
202,000	CDK Global, Inc.	5.25	% ^	05/15/2029	206,797
1,830,000	Cedar Fair LP	5.25	% ^	07/15/2029	1,556,506
1,165,000	Cengage Learning, Inc.	9.50	% ^	06/15/2024	872,288
1,580,000	Centene Corporation	4.25	% ^	12/15/2027	1,591,771
1,195,000	Centene Corporation	3.38	% ^	02/15/2030	1,115,831
1,165,000	Century Communities, Inc.	6.75%		06/01/2027	951,033
1,305,000	CenturyLink, Inc.	5.13	% ^	12/15/2026	1,308,262
1,170,000	CenturyLink, Inc.	4.00	% ^	02/15/2027	1,126,125
1,645,000	CFX Escrow Corporation	6.38	% ^	02/15/2026	1,626,494
1,230,000	Charles River Laboratories International, Inc.	4.25	% ^	05/01/2028	1,192,423
14,165,000	Charles Schwab Corporation	3.55%		02/01/2024	14,903,367
14,746,000	Charter Communications Operating LLC	4.91%		07/23/2025	15,914,143
2,670,000	Cheniere Energy Partners LP	5.25%		10/01/2025	2,503,045
390,000	Cheniere Energy Partners LP	5.63%		10/01/2026	364,893
825,000	Cheniere Energy Partners LP	4.50	% ^	10/01/2029	738,829
7,380,000	Cigna Corporation	4.90%		12/15/2048	8,964,310
7,655,000	Cigna Corporation (3 Month LIBOR USD + 0.89%)	2.72%		07/15/2023	7,122,156
1,765,000	Cincinnati Bell, Inc.	7.00	% ^	07/15/2024	1,789,216
23,400,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	2.79%		05/17/2024	22,364,927
2,140,000	Clean Harbors, Inc.	4.88	% ^	07/15/2027	2,106,723
460,000	Clean Harbors, Inc.	5.13	% ^	07/15/2029	431,730
1,284,000	Clear Channel Worldwide Holdings, Inc.	9.25	% ^	02/15/2024	1,112,271
1,265,000	Clearway Energy Operating LLC	4.75	% ^	03/15/2028	1,178,031
1,710,000	CNX Midstream Partners LP	6.50	% ^	03/15/2026	1,194,508
13,505,000	Comcast Corporation	3.95%		10/15/2025	14,897,945
1,320,000	CommScope Finance LLC	5.50	% ^	03/01/2024	1,344,097
625,000	CommScope Finance LLC	6.00	% ^	03/01/2026	627,576
3,895,000	Constellation Brands, Inc.	3.15%		08/01/2029	3,653,195
1,380,000	Constellation Merger Sub, Inc.	8.50	% ^	09/15/2025	840,068
7,722,000	Corning, Inc.	4.38%		11/15/2057	8,065,431
3,130,000	Cott Holdings, Inc.	5.50	% ^	04/01/2025	3,055,678
1,810,000	CRC Issuer LLC	5.25	% ^	10/15/2025	1,320,757
2,255,000	Credit Acceptance Corporation	6.63%		03/15/2026	2,142,250
1,940,000	Crown Americas LLC	4.50%		01/15/2023	2,001,071
2,820,000	Crown Americas LLC	4.75%		02/01/2026	2,913,744
12,420,000	Crown Castle International Corporation	3.65%		09/01/2027	12,402,123
815,000	Crown Castle International Corporation	3.80%		02/15/2028	818,262
1,988,000	CSC Holdings LLC	5.25%		06/01/2024	2,005,385
2,940,000	CSC Holdings LLC	5.75	% ^	01/15/2030	2,975,897
2,325,000	CSI Compressco LP	7.50	% ^	04/01/2025	1,578,105
15,465,000	CSX Corporation	3.80%		11/01/2046	15,619,904

5,420,000	CVS Health Corporation	5.05%		03/25/2048	6,179,042
2,200,000	Dana Financing Ltd.	5.75	% ^	04/15/2025	1,933,239
410,000	Dana, Inc.	5.38%		11/15/2027	335,175
575,000	Dealer Tire LLC	8.00	% ^	02/01/2028	464,312
16,060,000	Delta Air Lines, Inc.	3.80%		04/19/2023	15,124,398
1,565,000	Diamond Sports Group LLC	5.38	% ^	08/15/2026	1,280,392
3,690,000	Diamondback Energy, Inc.	2.88%		12/01/2024	2,585,805
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,389,861
3,000,000	Digital Realty Trust	3.60%		07/01/2029	2,934,075
17,835,000	Discover Financial Services	4.10%		02/09/2027	17,196,670
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,303,513
890,000	Dollar Tree, Inc.	4.00%		05/15/2025	913,287
4,400,000	DTE Energy Company	2.95%		03/01/2030	4,243,286
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,482,540
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	7,383,966
11,590,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	13,134,142
940,000	Dun & Bradstreet Corporation	6.88	% ^	08/15/2026	982,887
670,000	Dun & Bradstreet Corporation	10.25	% ^	02/15/2027	713,918
6,505,000	DuPont de Nemours, Inc.	5.42%		11/15/2048	7,192,974
1,180,000	EES Finance Corporation	8.13%		05/01/2025	784,700
1,710,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	1,549,696
1,256,000	Embarq Corporation	8.00%		06/01/2036	1,250,128
7,425,000	Enable Midstream Partners LP	4.40%		03/15/2027	3,607,711
620,000	Encompass Health Corporation	4.50%		02/01/2028	611,506
215,000	Encompass Health Corporation	4.75%		02/01/2030	212,968
2,310,000	Energizer Holdings, Inc.	7.75	% ^	01/15/2027	2,400,667
13,325,000	Energy Transfer Operating LP	4.75%		01/15/2026	11,800,205
1,250,000	Energy Transfer Operating LP	4.20%		04/15/2027	1,014,803
880,000	Envision Healthcare Corporation	8.75	% ^	10/15/2026	220,917
1,125,000	EP Energy LLC		^ Ω	05/15/2026	163,125
2,551,000	ESH Hospitality, Inc.	5.25	% ^	05/01/2025	2,158,797
825,000	ESH Hospitality, Inc.	4.63	% ^	10/01/2027	648,079
3,954,000	Exelon Corporation	3.40%		04/15/2026	3,841,886
7,820,000	Expedia Group, Inc.	3.80%		02/15/2028	6,781,299
755,000	Extraction Oil & Gas, Inc.	5.63	% ^	02/01/2026	131,025
7,447,000	FedEx Corporation	4.75%		11/15/2045	7,181,003
1,520,000	Financial & Risk US Holdings, Inc.	6.25	% ^	05/15/2026	1,577,836
1,560,000	Financial & Risk US Holdings, Inc.	8.25	% ^	11/15/2026	1,649,700
2,125,000	Flex Acquisition Company, Inc.	6.88	% ^	01/15/2025	2,002,749
1,015,000	Ford Motor Company	7.45%		07/16/2031	735,875
2,220,000	Foresight Energy LLC	11.50	% ^ Ω	04/01/2023	8,325
1,535,000	Front Range BidCo, Inc.	4.00	% ^	03/01/2027	1,477,438
720,000	Front Range BidCo, Inc.	6.13	% ^	03/01/2028	688,050
2,535,000	Frontdoor, Inc.	6.75	% ^	08/15/2026	2,448,918
525,000	Frontier Communications Corporation	8.50	% Ω	04/15/2020	141,750
945,000	Frontier Communications Corporation	7.13	% Ω	01/15/2023	226,800
765,000	Frontier Communications Corporation	8.50	% ^	04/01/2026	703,379
1,335,000	Frontier Communications Corporation	8.00	% ^	04/01/2027	1,324,093
1,068,000	FTS International, Inc.	6.25%		05/01/2022	380,140
1,685,000	Gates Global LLC	6.25	% ^	01/15/2026	1,500,501
6,426,000	General Electric Company	5.88%		01/14/2038	7,564,752
6,205,000	General Motors Financial Company	3.95%		04/13/2024	5,633,961
4,265,000	General Motors Financial Company (3 Month LIBOR USD + 0.80%)	2.54%		08/07/2020	4,191,953
13,645,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	2.89%		01/05/2023	11,050,909
3,440,000	Genesys Telecommunications Laboratories, Inc.	10.00	% ^	11/30/2024	3,539,915
16,260,000	Georgia Power Company	2.20%		09/15/2024	15,283,758
2,250,000	Global Aircraft Leasing Company (PIK 7.25%)	6.50	% ^	09/15/2024	1,465,875
1,035,000	Golden Entertainment, Inc.	7.63	% ^	04/15/2026	690,467
3,290,000	Golden Nugget, Inc.	6.75	% ^	10/15/2024	2,096,914
500,000	Golden Nugget, Inc.	8.75	% ^	10/01/2025	261,860
19,888,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	2.86%		05/15/2026	18,296,989
860,000	Gray Television, Inc.	5.13	% ^	10/15/2024	836,354
1,510,000	Gray Television, Inc.	7.00	% ^	05/15/2027	1,510,830
1,295,000	Griffon Corporation	5.75	% ^	03/01/2028	1,224,584
740,000	GrubHub Holdings, Inc.	5.50	% ^	07/01/2027	659,007
1,315,000	GTT Communications, Inc.	7.88	% ^	12/31/2024	858,037
1,695,000	Gulfport Energy Corporation	6.38%		05/15/2025	425,860
8,305,000	Halliburton Company	2.92%		03/01/2030	6,518,045

15,892,000	Hasbro, Inc.	3.50%		09/15/2027	14,662,623
3,225,000	HCA, Inc.	5.38%		09/01/2026	3,346,179
2,755,000	HCA, Inc.	4.13%		06/15/2029	2,783,985
2,035,000	HCA, Inc.	3.50%		09/01/2030	1,854,641
1,540,000	Hess Midstream Operations LP	5.63	% ^	02/15/2026	1,098,070
1,975,000	Hess Midstream Operations LP	5.13	% ^	06/15/2028	1,395,436
985,000	Hexion, Inc.	7.88	% ^	07/15/2027	844,711
1,797,000	HilCorporationEnergy LP	6.25	% ^	11/01/2028	806,031
440,000	Hillman Group, Inc.	6.38	% ^	07/15/2022	345,262
975,000	Hill-Rom Holdings, Inc.	4.38	% ^	09/15/2027	968,704
7,260,000	Home Depot, Inc.	3.90%		06/15/2047	8,199,916
2,410,000	Horizon Pharma USA, Inc.	5.50	% ^	08/01/2027	2,432,774
15,475,000	Hyundai Capital America	2.65	% ^	02/10/2025	14,795,798
1,890,000	IAA, Inc.	5.50	% ^	06/15/2027	1,839,064
2,405,000	Icahn Enterprises LP	6.25%		05/15/2026	2,286,246
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,210,625
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	197,098
1,000,000	iHeartCommunications, Inc.	5.25	% ^	08/15/2027	876,950
875,000	Indigo Natural Resources LLC	6.88	% ^	02/15/2026	584,128
1,435,000	Installed Building Products, Inc.	5.75	% ^	02/01/2028	1,379,096
2,045,000	IQVIA, Inc.	5.00	% ^	05/15/2027	2,105,261
2,314,000	IRB Holding Corporation	6.75	% ^	02/15/2026	1,843,003
1,740,000	Iron Mountain, Inc.	4.88	% ^	09/15/2029	1,646,645
1,000,000	iStar, Inc.	4.75%		10/01/2024	846,255
430,000	JBS Finance, Inc.	5.88	% ^	07/15/2024	436,988
275,000	JBS Finance, Inc.	5.75	% ^	06/15/2025	280,155
1,140,000	JBS Finance, Inc.	6.50	% ^	04/15/2029	1,229,205
600,000	JBS Finance, Inc.	5.50	% ^	01/15/2030	622,830
2,795,000	JELD-WEN, Inc.	4.63	% ^	12/15/2025	2,484,042
8,015,000	John Deere Capital Corporation	3.45%		01/10/2024	8,468,970
2,465,000	KAR Auction Services, Inc.	5.13	% ^	06/01/2025	2,369,494
11,824,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	12,340,159
1,955,000	Kraft Heinz Foods Company	3.95%		07/15/2025	1,925,715
1,445,000	Kraft Heinz Foods Company	5.00%		07/15/2035	1,446,304
4,000,000	Kraft Heinz Foods Company	5.20%		07/15/2045	3,868,483
1,525,000	Kraton Polymers LLC	7.00	% ^	04/15/2025	1,362,481
1,475,000	Kratos Defense & Security Solutions, Inc.	6.50	% ^	11/30/2025	1,362,524
15,245,000	Kroger Company	3.40%		04/15/2022	15,614,109
1,525,000	Level 3 Financing, Inc.	4.63	% ^	09/15/2027	1,524,161
21,364,000	Liberty Mutual Group, Inc.	3.95	% ^	10/15/2050	19,917,726
1,320,000	LifePoint Health, Inc.	4.38	% ^	02/15/2027	1,253,340
1,690,000	Lions Gate Capital Holdings LLC	6.38	% ^	02/01/2024	1,499,824
2,990,000	Live Nation Entertainment, Inc.	5.63	% ^	03/15/2026	2,686,642
13,037,000	Lockheed Martin Corporation	4.70%		05/15/2046	16,124,069
2,835,000	LTF Merger Sub, Inc.	8.50	% ^	06/15/2023	2,349,492
1,235,000	M/I Homes, Inc.	4.95	% ^	02/01/2028	1,057,469
13,619,000	Marathon Petroleum Corporation	5.13%		12/15/2026	13,516,449
1,925,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	1,685,572
15,510,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	15,883,595
2,250,000	Masonite International Corporation	5.75	% ^	09/15/2026	2,224,221
2,535,000	Match Group, Inc.	5.00	% ^	12/15/2027	2,442,580
1,520,000	Matterhorn Merger Sub LLC	8.50	% ^	06/01/2026	1,215,490
7,020,000	McDonald’s Corporation	4.45%		03/01/2047	7,633,061
50,000	Metropolitan Edison Company	4.00	% ^	04/15/2025	54,152
1,710,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	1,494,113
755,000	MGM Resorts International	5.75%		06/15/2025	681,365
6,255,000	Monongahela Power Company	5.40	% ^	12/15/2043	7,009,255
14,609,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	15,340,940
1,272,000	Moss Creek Resources Holdings, Inc.	7.50	% ^	01/15/2026	379,746
1,735,000	MPH Acquisition Holdings LLC	7.13	% ^	06/01/2024	1,522,515
1,250,000	MPLX LP	4.00%		03/15/2028	1,066,650
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,636,579
380,000	MSCI, Inc.	3.63	% ^	09/01/2030	362,663
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	886,467
1,020,000	Nabors Industries Ltd.	7.25	% ^	01/15/2026	354,450
3,675,000	National Retail Properties, Inc.	2.50%		04/15/2030	3,286,313
235,000	Nationstar Mortgage Holdings, Inc.	6.00	% ^	01/15/2027	201,072
2,795,000	Navient Corporation	6.50%		06/15/2022	2,732,727

955,000	Navient Corporation	5.00%		03/15/2027	828,176
2,060,000	NCL Corporation	3.63	% ^	12/15/2024	1,329,318
860,000	Netflix, Inc.	5.88%		02/15/2025	913,539
765,000	Netflix, Inc.	5.38	% ^	11/15/2029	803,671
550,000	Netflix, Inc.	4.88	% ^	06/15/2030	561,385
1,025,000	Nexstar Broadcasting, Inc.	5.63	% ^	07/15/2027	1,007,626
7,092,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	7,335,705
3,207,000	NFP Corporation	6.88	% ^	07/15/2025	3,182,851
840,000	NGL Energy Partners LP	7.50%		04/15/2026	299,979
775,000	Novelis Corporation	4.75	% ^	01/30/2030	694,109
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,230,276
1,610,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	330,050
1,055,000	Oasis Petroleum, Inc.	6.25	% ^	05/01/2026	176,792
1,050,000	Occidental Petroleum Corporation	2.70%		08/15/2022	749,646
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	150,831
15,668,000	Oncor Electric Delivery Company LLC	3.10%		09/15/2049	15,292,722
4,060,000	ONEOK, Inc.	3.40%		09/01/2029	3,051,249
265,000	OPE KAG Finance Sub, Inc.	7.88	% ^	07/31/2023	224,752
9,455,000	ORACLE Corporation	3.85%		04/01/2060	9,560,743
1,275,000	Ortho-Clinical Diagnostics Inc.	7.25	% ^	02/01/2028	1,105,935
8,405,000	Owens Corning	4.40%		01/30/2048	7,212,064
6,235,000	Packaging Corporation of America	3.40%		12/15/2027	6,271,187
1,445,000	Panther BF Aggregator LP	6.25	% ^	05/15/2026	1,373,649
745,000	Panther BF Aggregator LP	8.50	% ^	05/15/2027	654,073
2,520,000	Par Petroleum Finance Corporation	7.75	% ^	12/15/2025	1,603,337
1,985,000	Parsley Energy LLC	5.63	% ^	10/15/2027	1,410,442
775,000	PBF Holding LLC	6.00	% ^	02/15/2028	527,000
1,260,000	Peabody Securities Finance Corporation	6.00	% ^	03/31/2022	866,250
2,085,000	Penn National Gaming, Inc.	5.63	% ^	01/15/2027	1,564,610
6,620,000	Penske Truck Leasing Company	4.20	% ^	04/01/2027	6,819,046
1,915,000	Performance Food Group, Inc.	5.50	% ^	10/15/2027	1,790,669
1,018,000	PetSmart, Inc.	5.88	% ^	06/01/2025	1,010,365
2,095,000	Pilgrim’s Pride Corporation	5.88	% ^	09/30/2027	2,099,085
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50	% ^	12/01/2022	1,306,742
1,785,000	Polaris Intermediate Corporation (PIK 9.25%)	9.88	% ^	05/01/2024	1,421,315
430,000	Post Holdings, Inc.	5.50	% ^	12/15/2029	448,426
1,785,000	Post Holdings, Inc.	4.63	% ^	04/15/2030	1,722,525
1,095,000	Prime Security Services Borrower LLC	6.25	% ^	01/15/2028	952,650
7,705,000	Prudential Financial, Inc.	3.91%		12/07/2047	7,481,886
11,955,000	PSEG Power LLC	3.85%		06/01/2023	12,176,180
14,460,000	Public Storage	3.39%		05/01/2029	14,543,338
1,280,000	QEP Resources, Inc.	5.25%		05/01/2023	483,200
1,175,000	QEP Resources, Inc.	5.63%		03/01/2026	437,776
380,000	Radiate Finance, Inc.	6.88	% ^	02/15/2023	349,123
1,695,000	Radiate Finance, Inc.	6.63	% ^	02/15/2025	1,455,573
1,520,000	Radiology Partners, Inc.	9.25	% ^	02/01/2028	1,327,339
2,150,000	Resideo Funding, Inc.	6.13	% ^	11/01/2026	1,892,161
1,073,000	Riverbed Technology, Inc.	8.88	% ^	03/01/2023	686,720
3,300,000	Royal Caribbean Cruises Ltd.	3.70%		03/15/2028	2,082,962
14,675,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	12,507,115
1,580,000	Schweitzer-Mauduit International, Inc.	6.88	% ^	10/01/2026	1,585,597
590,000	Science Applications International Corporation	4.88	% ^	04/01/2028	569,719
1,820,000	Scientific Games International, Inc.	5.00	% ^	10/15/2025	1,597,050
735,000	Scientific Games International, Inc.	8.25	% ^	03/15/2026	474,613
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,392,109
1,145,000	Scripps Escrow, Inc.	5.88	% ^	07/15/2027	1,013,955
2,895,000	Select Medical Corporation	6.25	% ^	08/15/2026	2,910,937
767,000	Silgan Holdings, Inc.	4.13	% ^	02/01/2028	713,310
1,722,000	Simon Property Group LP	2.45%		09/13/2029	1,594,095
2,195,000	Sirius XM Radio, Inc.	5.38	% ^	07/15/2026	2,238,406
1,100,000	Sirius XM Radio, Inc.	5.50	% ^	07/01/2029	1,128,105
3,020,000	Six Flags Entertainment Corporation	4.88	% ^	07/31/2024	2,578,340
15,691,000	Smithfield Foods, Inc.	4.25	% ^	02/01/2027	14,642,382
1,230,000	Spectrum Brands, Inc.	5.00	% ^	10/01/2029	1,056,007
850,000	Springleaf Finance Corporation	6.88%		03/15/2025	862,402
280,000	Springleaf Finance Corporation	7.13%		03/15/2026	275,625
390,000	Springleaf Finance Corporation	6.63%		01/15/2028	367,361
825,000	Springleaf Finance Corporation	5.38%		11/15/2029	759,883

3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	4,550,829
3,815,000	Sprint Corporation	7.13%		06/15/2024	4,215,518
1,175,000	Staples, Inc.	7.50	% ^	04/15/2026	1,034,738
500,000	Staples, Inc.	10.75	% ^	04/15/2027	386,425
1,745,000	Stevens Holding Company, Inc.	6.13	% ^	10/01/2026	1,738,818
2,908,000	SunCoke Energy Partners Finance Corporation	7.50	% ^	06/15/2025	2,115,483
1,910,000	Sunoco LP	5.50%		02/15/2026	1,669,001
1,010,000	Sunoco LP	6.00%		04/15/2027	875,637
15,110,000	Synchrony Financial	3.95%		12/01/2027	13,468,684
8,910,000	Sysco Corporation	3.30%		02/15/2050	6,543,249
1,095,000	Talen Energy Supply LLC	6.63	% ^	01/15/2028	926,871
925,000	Tapstone Energy Finance Corporation	9.75	% ^ Ω	06/01/2022	10,638
1,990,000	Targa Resources Partners Finance Corporation	5.88%		04/15/2026	1,667,863
800,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	688,000
825,000	Targa Resources Partners Finance Corporation	5.50	% ^	03/01/2030	644,531
3,600,000	Tempo Acquisition LLC	6.75	% ^	06/01/2025	3,321,108
3,115,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	2,743,381
1,760,000	Tenet Healthcare Corporation	7.00%		08/01/2025	1,533,409
1,800,000	Tenet Healthcare Corporation	4.88	% ^	01/01/2026	1,721,250
1,930,000	Tenet Healthcare Corporation	6.25	% ^	02/01/2027	1,888,988
750,000	Tenet Healthcare Corporation	5.13	% ^	11/01/2027	719,063
1,940,000	TerraForm Power Operating LLC	4.25	% ^	01/31/2023	1,939,942
520,000	Terrier Media Buyer, Inc.	8.88	% ^	12/15/2027	440,700
12,150,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	12,818,097
2,525,000	The ServiceMaster Company LLC	5.13	% ^	11/15/2024	2,509,231
1,600,000	The William Carter Company	5.63	% ^	03/15/2027	1,544,852
2,205,000	TransDigm, Inc.	6.25	% ^	03/15/2026	2,206,372
1,365,000	TransDigm, Inc.	6.38%		06/15/2026	1,314,563
1,190,000	TransDigm, Inc.	5.50	% ^	11/15/2027	1,074,630
818,300	Transocean Guardian Ltd.	5.88	% ^	01/15/2024	660,753
2,120,000	Transocean Poseidon Ltd.	6.88	% ^	02/01/2027	1,731,971
1,498,000	Transocean Proteus Ltd.	6.25	% ^	12/01/2024	1,211,500
1,045,000	Transocean, Inc.	8.00	% ^	02/01/2027	500,294
1,320,000	Trident TPI Holdings, Inc.	6.63	% ^	11/01/2025	1,070,857
495,000	Triumph Group, Inc.	6.25	% ^	09/15/2024	444,295
1,332,000	Triumph Group, Inc.	7.75%		08/15/2025	957,368
2,240,000	Twin River Worldwide Holdings, Inc.	6.75	% ^	06/01/2027	1,699,135
1,265,000	Uber Technologies, Inc.	8.00	% ^	11/01/2026	1,256,186
700,000	Uber Technologies, Inc.	7.50	% ^	09/15/2027	696,343
1,185,000	United Rentals North America, Inc.	6.50%		12/15/2026	1,209,352
300,000	United Rentals North America, Inc.	5.25%		01/15/2030	301,575
1,270,000	United Rentals North America, Inc.	4.00%		07/15/2030	1,141,413
510,000	Univision Communications, Inc.	5.13	% ^	05/15/2023	455,175
3,040,000	USA Compression Partners LP	6.88%		09/01/2027	1,901,672
14,757,000	Verizon Communications, Inc.	4.40%		11/01/2034	17,332,721
2,365,000	Verscend Escrow Corporation	9.75	% ^	08/15/2026	2,378,469
220,000	VICI Properties LP	3.75	% ^	02/15/2027	208,588
260,000	VICI Properties LP	4.13	% ^	08/15/2030	247,813
3,450,000	Viking Cruises Ltd.	5.88	% ^	09/15/2027	2,037,777
600,000	Vine Oil & Gas Finance Corporation	8.75	% ^	04/15/2023	147,000
1,215,000	Viper Energy Partners LP	5.38	% ^	11/01/2027	1,027,343
1,320,000	Vizient, Inc.	6.25	% ^	05/15/2027	1,328,524
18,495,000	Volkswagen Group of America Finance LLC	4.25	% ^	11/13/2023	18,306,929
1,990,000	Wand Merger Corporation	8.13	% ^	07/15/2023	1,958,269
14,740,000	Waste Management, Inc.	4.00%		07/15/2039	16,088,276
1,255,000	Waste Pro, Inc.	5.50	% ^	02/15/2026	1,173,133
68,000	Weatherford International Ltd.	11.00	% ^	12/01/2024	41,514
6,905,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	7,124,114
5,900,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	2.88%		10/30/2030	5,862,781
15,115,000	Welltower, Inc.	3.95%		09/01/2023	14,997,875
1,625,000	West Street Merger Sub, Inc.	6.38	% ^	09/01/2025	1,428,651
725,000	WeWork Cos, Inc.	7.88	% ^	05/01/2025	273,666
2,430,000	Whiting Petroleum Corporation	6.63%		01/15/2026	182,432
13,740,000	Willis North America, Inc.	4.50%		09/15/2028	15,115,965
1,250,000	Wolverine Escrow LLC	9.00	% ^	11/15/2026	1,022,506
1,430,000	WPX Energy, Inc.	5.25%		10/15/2027	794,437
1,590,000	WPX Energy, Inc.	4.50%		01/15/2030	869,333
15,140,000	WRKCo, Inc.	3.75%		03/15/2025	15,248,942

610,000	Yum! Brands, Inc.	7.75	% ^	04/01/2025	642,025
1,245,000	Yum! Brands, Inc.	4.75	% ^	01/15/2030	1,166,503

Total US Corporate Bonds (Cost $1,470,479,996)					1,411,631,571

US Government and Agency Mortgage Backed Obligations - 18.1%
547,715	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	608,442
294,459	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	328,244
13,020,474	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	13,793,690
9,611,624	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	10,174,217
8,922,127	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	9,448,071
38,065,331	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	40,304,413
2,093,606	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	2,209,696
47,980,457	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	51,277,316
1,813,019	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	2,058,782
8,314,813	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	8,929,349
48,477,687	Federal Home Loan Mortgage Corporation, Pool RB5022	3.00%		11/01/2039	50,946,226
9,314,238	Federal Home Loan Mortgage Corporation, Pool RC1060	2.50%		09/01/2034	9,743,390
16,956,524	Federal Home Loan Mortgage Corporation, Pool SB0048	3.00%		08/01/2034	17,822,441
3,940,166	Federal Home Loan Mortgage Corporation, Pool SB8031	2.50%		02/01/2035	4,097,578
50,020,924	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	52,741,538
2,800,518	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	2,971,603
530,024	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	582,515
13,043,473	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	14,012,747
32,504,044	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	34,347,965
57,826	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	11.88	% I/F	07/15/2033	78,869
1,679,068	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	9.11	% I/F	12/15/2033	2,175,037
76,857	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	84,517
166,589	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80	% I/F I/O	07/15/2035	33,901
75,313	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.03	% I/F I/O	10/15/2035	13,399
260,117	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	298,053
23,879	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	25,491
310,203	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	354,776
94,043	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.38	% I/F I/O	02/15/2037	14,905
267,277	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30	% I/F I/O	11/15/2037	36,549
299,644	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	5.69	% I/F I/O	11/15/2037	45,535
379,983	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.48	% I/F I/O	02/15/2038	44,222
36,735	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95	% I/F I/O	03/15/2038	3,993
36,735	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95	% I/F I/O	03/15/2038	4,371
117,413	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.59	% I/O P/O	06/15/2038	125,772
16,356,007	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	16,377,503
114,608	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.25	% I/F I/O	08/15/2039	14,178
161,950	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30	% I/F I/O	10/15/2049	29,219
53,612,921	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	57,754,780
213,480	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.65	% I/F I/O	03/15/2032	35,170
876,159	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,013,180
315,959	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.07	% I/F I/O	05/15/2040	60,865
224,416	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	257,009
2,394,177	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% >	12/15/2040	2,561,828
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,520,245
473,984	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.09	% I/F	01/15/2041	619,328
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	8.45	% I/F	01/15/2041	7,178,621
2,354,332	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	2,610,642
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	8.19	% I/F	12/15/2040	70,699
884,031	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,022,476
940,207	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,007,847
1,809,329	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,043,897
984,066	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,144,023
3,031,790	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,271,727
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	11.09	% I/F	02/15/2041	432,703
1,455,101	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,654,561
8,601,954	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	9,313,863
3,273,218	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,863,739
23,808,260	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00	% >	09/15/2041	27,706,377
3,987,443	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	4,326,926
9,738,582	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50	% >	08/15/2042	10,532,125
30,250,511	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00	% >	02/15/2043	30,584,211
4,785,145	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.20	% I/F I/O	01/15/2054	856,851
19,615,349	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00	% >	05/15/2044	20,190,875

9,432,795	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	9,804,511
7,665,523	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	8,030,729
14,458,777	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50	% >	11/15/2044	15,522,937
12,013,940	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50	% >	12/15/2044	13,269,942
11,268,272	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	11,933,607
18,120,974	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	19,170,399
27,061,016	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	28,915,659
16,173,778	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	17,399,661
7,345,363	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	7,593,825
43,115,788	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	45,259,923
71,728,112	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	76,637,399
54,020,588	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	56,999,197
2,881,368	Federal Home Loan Mortgage Corporation, Series 4951-EA	2.50%		09/15/2044	3,012,923
352,045	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	419,669
106,340	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	118,100
90,512	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	100,710
740,952	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	824,077
372,769	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	414,737
535,136	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	595,815
107,409	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	118,932
626,203	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	695,491
598,933	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	654,869
38,603	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	41,055
22,183	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	24,193
908,526	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	993,413
23,611,284	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	25,004,134
10,824,029	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	11,619,377
443,698	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	483,850
308,386	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	336,516
11,042	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	11,709
10,290,545	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	10,907,933
7,810,096	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	8,228,459
12,817,821	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	13,571,387
2,548,756	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	2,698,592
38,869,054	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	40,847,932
7,856,063	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	8,195,263
20,353,974	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	21,559,552
19,378,761	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	20,215,462
4,800,000	Federal National Mortgage Association, Pool BL3973	2.32%		10/01/2031	5,127,771
3,060,000	Federal National Mortgage Association, Pool BL4357	2.31%		10/01/2029	3,270,833
12,425,000	Federal National Mortgage Association, Pool BL4409	2.39%		10/01/2031	13,369,806
15,640,000	Federal National Mortgage Association, Pool BL4419	2.14%		10/01/2029	16,525,163
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	42,211,015
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	27,441,914
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	30,331,705
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	35,240,197
49,345,000	Federal National Mortgage Association, Pool BL5156	2.37%		12/01/2029	53,226,382
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	19,337,766
6,275,100	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	6,644,903
29,402,294	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	31,468,262
14,801,981	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	15,446,699
24,823,343	Federal National Mortgage Association, Pool CA3903	3.00%		07/01/2034	26,083,180
14,325,702	Federal National Mortgage Association, Pool CA4508	2.50%		11/01/2034	14,968,848
31,626,868	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	33,264,700
10,686,337	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	11,291,417
21,546,159	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	22,417,614
8,351,091	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	8,688,223
31,666,650	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	33,468,598
14,136,931	Federal National Mortgage Association, Pool MA3681	3.00%		06/01/2034	14,803,198
42,953,525	Federal National Mortgage Association, Pool MA3867	2.50%		12/01/2039	44,925,047
225,321	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	253,824
1,750,269	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	2,000,729
316,516	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	5.63	% I/F I/O	10/25/2036	68,846
134,276	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80	% I/F I/O	07/25/2036	22,945
95,506	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	05/25/2037	13,222
1,280,892	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	25.44	% I/F	04/25/2037	2,220,575
498,053	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	5.49	% I/F I/O	04/25/2037	107,254
87,464	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	95,212

41,493	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	07/25/2038	5,896
470,620	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	535,814
13,429	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30	% I/F I/O	01/25/2040	1,935
57,869	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	62,649
57,024	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.00	% I/F I/O	07/25/2039	8,252
171,628	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15	% I/F I/O	08/25/2039	20,501
945,938	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,029,521
243,457	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	265,310
89,919	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	100,050
391,150	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	411,950
221,579	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	3.55	% I/F I/O	10/25/2040	26,570
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.26	% I/F	12/25/2040	47,156
42,276	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	04/25/2040	3,206
67,874	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	3.98	% I/F I/O	04/25/2040	7,519
157,084	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.40	% I/F I/O	04/25/2050	24,740
27,746	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	04/25/2040	3,698
1,690,680	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	1,888,283
43,945	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.50	% I/F I/O	03/25/2039	1,197
202,755	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05	% I/F I/O	01/25/2040	32,252
666,881	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	755,054
179,020	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	205,299
287,187	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	326,998
101,759	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05	% I/F I/O	08/25/2040	13,686
57,791	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	17.09	% I/F	09/25/2040	106,321
4,833,495	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	5,318,337
11,114,811	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	12,210,708
950,482	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	989,059
858,435	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	917,313
901,745	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,002,239
26,388,822	Federal National Mortgage Association, Series 2013-45-LZ	3.00	% >	05/25/2043	27,470,666
33,884,922	Federal National Mortgage Association, Series 2013-6-ZB	3.00	% >	02/25/2043	35,981,270
6,801,803	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	7,060,891
27,150,450	Federal National Mortgage Association, Series 2014-70-VZ	3.00	% >	11/25/2044	28,420,190
9,088,260	Federal National Mortgage Association, Series 2014-73-CZ	3.00	% >	11/25/2044	10,091,139
17,786,677	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	18,942,623
7,688,377	Federal National Mortgage Association, Series 2016-55-EA	1.75%		07/25/2043	7,807,097
5,180,395	Federal National Mortgage Association, Series 2017-46-ZL	3.50	% >	06/25/2057	5,935,197
2,921,278	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	3,114,548
49,716,144	Federal National Mortgage Association, Series 2018-21-IO	3.00	% I/O	04/25/2048	4,363,233
78,220,028	Federal National Mortgage Association, Series 2018-21-PO	0.00	% P/O	04/25/2048	72,644,426
47,828,397	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	50,741,778
24,532,865	Federal National Mortgage Association, Series 2018-35-IO	3.00	% I/O	05/25/2048	1,497,832
141,325,797	Federal National Mortgage Association, Series 2018-35-PO	0.00	% P/O	05/25/2048	133,614,355
45,689,309	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	48,060,136
28,426,773	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	30,145,206
11,990,616	Federal National Mortgage Association, Series 2019-67-GA	3.00%		02/25/2045	12,637,393
249,980	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.50	% I/F I/O	11/25/2039	40,953
165,383	Government National Mortgage Association, Pool 752494, Pool 752494	5.50%		09/20/2039	179,270
192,610	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.33	% I/F I/O	08/20/2033	34,568
100,403	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.28	% I/F I/O	09/20/2038	12,628
1,455,036	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	1,635,773
1,671,303	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	1,879,227
1,703,193	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,893,083
2,042,991	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	2,350,005
5,324,725	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.28	% I/F I/O	09/20/2040	1,060,784
139,508	Government National Mortgage Association, Series 2010-25-ZB	4.50	% >	02/16/2040	158,459
3,647,798	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	4,040,435
9,101,058	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	10,123,529
9,473,475	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.38	% I/F I/O	02/20/2043	1,290,454
4,914,074	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.40	% I/F I/O	08/16/2043	938,445
21,830,439	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35	% I/F I/O	11/16/2043	4,232,132
7,573,587	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	4.83	% I/F I/O	07/20/2044	1,364,145
5,998,260	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.43	% I/F I/O	08/20/2044	1,001,274
5,248,477	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.43	% I/F I/O	08/20/2044	876,115

Total US Government and Agency Mortgage Backed Obligations (Cost $1,951,095,824)					2,092,321,640

US Government and Agency Obligations - 21.9%
24,519,840	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	26,671,312

15,400,000	United States Treasury Notes	2.88%		10/15/2021	16,029,535
201,350,000	United States Treasury Notes	1.75%		11/30/2021	206,517,458
82,100,000	United States Treasury Notes	1.38%		01/31/2022	83,836,607
114,950,000	United States Treasury Notes	2.63%		02/28/2023	122,789,949
120,200,000	United States Treasury Notes	2.50%		03/31/2023	128,163,250
110,800,000	United States Treasury Notes	2.75%		04/30/2023	119,196,563
72,900,000	United States Treasury Notes	1.63%		05/31/2023	75,938,449
124,100,000	United States Treasury Notes	2.13%		09/30/2024	133,892,266
105,273,756	United States Treasury Notes	0.13%		10/15/2024	106,577,169
135,400,000	United States Treasury Notes	2.25%		10/31/2024	146,993,625
71,700,000	United States Treasury Notes	2.75%		02/28/2025	79,956,703
46,200,000	United States Treasury Notes	0.50%		03/31/2025	46,490,552
124,450,000	United States Treasury Notes	3.00%		09/30/2025	141,629,934
23,950,000	United States Treasury Notes	2.63%		01/31/2026	26,912,877
121,500,000	United States Treasury Notes	1.63%		10/31/2026	130,095,176
139,550,000	United States Treasury Notes	2.25%		08/15/2027	156,677,583
121,100,000	United States Treasury Notes	2.25%		11/15/2027	136,261,152
106,400,000	United States Treasury Notes	2.38%		05/15/2029	122,468,062
13,500,000	United States Treasury Notes	2.75%		11/15/2042	17,444,004
74,350,000	United States Treasury Notes	3.13%		02/15/2043	101,708,477
59,250,000	United States Treasury Notes	3.63%		08/15/2043	87,384,492
58,600,000	United States Treasury Notes	3.75%		11/15/2043	88,128,906
166,100,000	United States Treasury Notes	2.75%		11/15/2047	219,907,316
5,800,000	United States Treasury Notes	2.00%		02/15/2050	6,726,074

Total US Government and Agency Obligations (Cost $2,277,415,885)					2,528,397,491

Affiliated Mutual Funds - 12.4%
91,647,117	DoubleLine Global Bond Fund (Class I)				935,717,064
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				436,648,648
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				58,750,000

Total Affiliated Mutual Funds (Cost $1,450,400,000)					1,431,115,712

Exchange Traded Funds and Common Stocks - 0.0%
135,690	Frontera Energy Corporation				335,154
9,463	Weatherford International PLC				56,305

Total Exchange Traded Funds and Common Stocks (Cost $12,623,486)					391,459

Warrants - 0.0%
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

Total Warrants (Cost $–)					0

Short Term Investments - 2.3%
85,527,617	First American Government Obligations Fund - Class U	0.47	% ♦		85,527,617
85,527,618	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36	% ♦		85,527,618
85,527,617	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26	% ♦		85,527,617
4,150,000	United States Treasury Bills	0.00%		11/05/2020	4,147,544

Total Short Term Investments (Cost $260,694,277)					260,730,396

Total Investments - 99.5% (Cost $11,720,635,121)					11,483,402,377
Other Assets in Excess of Liabilities - 0.5%					60,888,204

NET ASSETS - 100.0%					$11,544,290,581

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

†	Perpetual Maturity

&	Unfunded or partially unfunded loan commitment. At March 31, 2020, the value of these securities amounted to $447,331 or 0.0% of net assets.
Þ	Value determined using significant unobservable inputs.
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
I/O	Interest only security
ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

P/O	Principal only security
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real
♦	Seven-day yield as of March 31, 2020
*	Non-income producing security
~	Represents less than 0.05% of net assets

DoubleLine Shiller Enhanced CAPE ®

Schedule of Investments

March 31, 2020

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 7.6%
3,359,344	AASET Ltd., Series 2018-1A-A	3.84	% ^	01/16/2038	2,747,460
10,607,858	AASET Ltd., Series 2019-2-A	3.38	% ^	10/16/2039	7,599,809
628,676	Avant Loans Funding Trust, Series 2018-B-A	3.42	% ^	01/18/2022	619,324
2,243,613	Avant Loans Funding Trust, Series 2019-A-A	3.48	% ^	07/15/2022	2,184,602
9,893,571	Avant Loans Funding Trust, Series 2019-B-A	2.72	% ^	10/15/2026	9,639,563
4,339,798	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97	% ^	04/15/2039	3,077,737
5,512,641	CLI Funding LLC, Series 2019-1A-A	3.71	% ^	05/18/2044	5,171,682
2,250,000	College Ave Student Loans LLC, Series 2017-A-B	4.50	% ^	11/26/2046	2,344,277
2,229,435	CPS Auto Receivables Trust, Series 2019-B-A	2.89	% ^	05/16/2022	2,221,079
1,653,316	DRB Prime Student Loan Trust, Series 2017-A-B	3.10	% # ^	05/27/2042	1,676,741
2,246,035	DT Auto Owner Trust, Series 2019-2A-A	2.85	% ^	09/15/2022	2,240,747
3,041,377	Earnest Student Loan Program, Series 2017-A-A2	2.65	% ^	01/25/2041	3,039,433
6,707,897	Flagship Credit Auto Trust, Series 2016-4-C	2.71	% ^	11/15/2022	6,670,359
6,850,000	Flagship Credit Auto Trust, Series 2017-1-C	3.22	% ^	05/15/2023	6,829,300
6,650,000	Flagship Credit Auto Trust, Series 2017-4-B	2.66	% ^	10/17/2022	6,608,433
6,830,839	Foundation Finance Trust, Series 2019-1A-A	3.86	% ^	11/15/2034	6,539,890
3,042,605	Freed Trust, Series 2019-1-A	3.42	% ^	06/18/2026	2,990,045
17,130,475	GAIA Aviation Ltd., Series 2019-1-A	3.97	% ^ §	12/15/2044	11,518,549
4,038,500	Global SC Finance Ltd., Series 2018-1A-A	4.29	% ^	05/17/2038	3,935,977
5,775,904	GLS Auto Receivables Issuer Trust, Series 2019-2A-A	3.06	% ^	04/17/2023	5,653,901
9,850,000	Hardee’s Funding LLC, Series 2018-1A-A2I	4.25	% ^	06/20/2048	9,466,244
4,947,773	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	4,678,699
2,213,045	HERO Funding Trust, Series 2016-1A-A	4.05	% ^	09/20/2041	2,315,811
4,445,191	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% ^	12/15/2038	3,026,411
20,500,001	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% ^	11/15/2039	13,564,092
18,573,750	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	18,780,255
12,000,000	Kabbage Funding LLC, Series 2019-1-A	3.83	% ^	03/15/2024	11,695,750
574,548	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61	% ^	08/25/2042	554,110
18,651,061	LendingClub Receivables Trust, Series 2020-3-A	3.50	% ^	01/16/2046	18,156,062
15,000,000	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% ^	03/15/2046	13,681,425
7,170,265	Lendingpoint Asset Securitization Trust, Series 2019-1-A	3.15	% ^	08/15/2025	7,035,909
10,000,000	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% ^	02/15/2045	6,695,230
3,131,197	Marlette Funding Trust, Series 2018-4A-A	3.71	% ^	12/15/2028	3,050,500
3,967,012	Marlette Funding Trust, Series 2019-2A-A	3.13	% ^	07/16/2029	3,814,031
4,324,166	Marlette Funding Trust, Series 2019-3A-A	2.69	% ^	09/17/2029	4,189,842
1,594,096	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45	% ^	06/20/2042	1,571,034
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% ^	02/18/2042	4,653,268
2,363,036	Navient Private Education Refinance Loan Trust, Series 2019-CA-A1	2.82	% ^	02/15/2068	2,367,062
16,000,000	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10	% ^	02/15/2028	15,450,224
7,571,286	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93	% ^	09/15/2026	7,055,119
12,547,790	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82	% ^	11/16/2026	11,688,781
22,500,000	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% ^	03/15/2040	14,177,565
20,000,000	SBA Tower Trust	3.17	% ^	04/11/2022	19,905,014
1,402,341	SCF Equipment Leasing LLC, Series 2017-1A-A	3.77	% ^	01/20/2023	1,406,199
1,796,773	Sierra Timeshare Receivables Funding LLC, Series 2016-3A-A	2.43	% ^	10/20/2033	1,773,936
5,991,921	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	1.03%		06/15/2039	5,784,654
523,480	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	507,084
177,253	SoFi Consumer Loan Program LLC, Series 2016-3-A	3.05	% ^	12/26/2025	175,618
97,356	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	95,679
1,069,612	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	1,051,123
599,895	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	597,772
354,721	SoFi Consumer Loan Program Trust, Series 2017-3-A	2.77	% ^	05/25/2026	352,227
298,835	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	283,144
3,547,445	SoFi Consumer Loan Program Trust, Series 2019-1-A	3.24	% ^	02/25/2028	3,442,968
9,645,272	SoFi Consumer Loan Program Trust, Series 2019-F-PT1	1.87	% # ^	02/15/2045	9,575,502
3,664,034	SoFi Professional Loan Program, Series 2017-A-A2B	2.40	% ^	03/26/2040	3,587,229
911,475	Springleaf Funding Trust, Series 2016-AA-A	2.90	% ^	11/15/2029	904,047
20,000,000	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	19,202,352
517,245	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	510,305
2,553,571	START Ireland, Series 2019-1-A	4.09	% ^	03/15/2044	1,741,073
3,660,795	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	2,643,845
16,954,564	TAL Advantage LLC, Series 2017-1A-A	4.50	% ^	04/20/2042	16,471,805
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37	% ^	01/20/2023	3,134,675
12,723,214	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15	% ^ §	09/15/2038	8,919,851
1,339,286	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07	% ^ §	09/15/2038	838,039
6,547,325	Triton Container Finance LLC, Series 2017-1A-A	3.52	% ^	06/20/2042	6,256,956

437,743	Upgrade Receivables Trust, Series 2018-1A-A	3.76	% ^	11/15/2024	433,623
1,765,056	Upgrade Receivables Trust, Series 2019-1A-A	3.48	% ^	03/15/2025	1,751,664
14,214,425	Upstart Pass-Through Trust Series, Series 2020-ST2-A	3.50	% ^	03/20/2028	11,094,359
4,000,000	Upstart Securitization Trust, Series 2019-1-B	4.19	% ^	04/20/2026	3,747,740
6,987,922	Upstart Securitization Trust, Series 2019-2-A	2.90	% ^	09/20/2029	6,487,412
13,000,000	Upstart Securitization Trust, Series 2020-1-A	2.32	% ^	04/22/2030	12,281,203
5,250,000	Upstart Securitization Trust, Series 2020-1-B	3.09	% ^	04/22/2030	4,408,891
7,953,333	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% ^	07/15/2044	7,696,394
17,357,400	Wave LLC, Series 2019-1-A	3.60	% ^	09/15/2044	11,146,870
6,939,567	Westlake Automobile Receivables Trust, Series 2017-2A-C	2.59	% ^	12/15/2022	6,932,277
7,500,000	Willis Engine Structured Trust, Series 2020-A-A	3.23	% ^	03/15/2045	4,244,550

Total Asset Backed Obligations (Cost $510,093,987)					450,362,412

Bank Loans - 4.2%
3,045,621	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.67%		11/19/2026	2,824,813
816,371	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.70%		02/16/2023	756,980
1,318,279	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.53%		02/27/2025	1,085,932
872,077	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.00%		10/13/2025	773,968
490,818	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.23%		07/31/2026	458,915
996,334	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.44%		01/05/2026	961,462
1,510,974	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		04/22/2024	1,079,508
1,890,000	Aldevron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		10/13/2026	1,786,050
1,642,239	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		08/01/2025	1,445,170
1,566,714	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		02/27/2023	1,419,835
1,202,150	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.50%		04/04/2024	1,157,069
1,807,793	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		05/09/2025	1,660,458
1,361,895	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	1,266,562
705,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%		06/16/2025	541,440
1,979,215	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.75%		07/31/2024	1,810,982
345,000	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		02/01/2027	322,575
350,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.69%		01/29/2027	290,719
1,460,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.94%		04/28/2023	1,211,800
554,286	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.70%		12/15/2023	448,694
870,620	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	587,668
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/11/2025	1,627,253
745,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/15/2027	696,575
855,000	Arconic Corporation, Senior Secured First Lien Term Loan	4.66	% ±	02/04/2027	782,325
539,033	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		03/20/2024	444,702
411,397	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	381,313
1,370,665	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.28%		02/11/2026	1,288,425
1,603,278	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		02/27/2026	1,230,516
743,571	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.25%		11/21/2024	708,251
1,201,570	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	1,036,354
2,124,275	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		07/24/2026	1,970,265
413,636	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		09/25/2024	349,523
1,287,750	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.36%		11/27/2025	1,229,801
383,625	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.61%		06/02/2025	367,162
189,225	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%		10/03/2022	182,523
1,666,252	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		06/16/2025	1,379,415
1,750,341	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.62%		09/30/2024	1,397,647
877,744	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%		06/21/2024	711,929
1,472,222	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.92%		05/21/2025	776,597
1,027,850	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%		06/28/2024	389,298
1,070,000	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.77%		11/02/2026	990,285
159,200	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.99%		08/12/2026	152,036
2,114,700	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		10/30/2026	2,019,538
1,766,908	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		11/01/2024	1,532,793
991,308	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		05/18/2026	966,526
1,390,572	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	1,140,269
1,057,350	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/15/2027	993,253
2,497,607	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		10/04/2024	2,060,526
1,038,587	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		05/16/2024	915,686
831,612	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	749,835
1,798,498	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		03/31/2025	1,627,641
736,347	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	711,838
318,400	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		08/21/2026	270,640
894,702	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.20%		09/18/2024	573,057
1,612,097	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,467,008
750,000	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	604,687
669,953	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	5.39%		06/02/2025	317,099
853,018	CPM Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	4.84%		11/17/2025	707,152
1,175,713	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%		07/17/2025	1,130,648

460,350	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%		01/15/2026	444,238
1,157,100	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.11%		04/15/2027	1,120,455
1,363,003	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%		07/03/2020	1,127,885
1,807,709	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/29/2024	1,316,617
512,329	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		03/17/2025	440,605
1,192,942	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	797,482
209,475	Dealer Tire, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		12/12/2025	174,213
1,315,000	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan	4.75	% ±	02/25/2027	1,130,900
1,347,197	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/13/2025	1,330,357
1,761,435	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	1,400,341
1,193,893	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		09/06/2024	911,340
328,350	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%		08/24/2026	257,755
625,407	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.87%		05/27/2024	495,244
1,752,423	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	4.96%		02/06/2026	1,592,514
276,796	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	224,551
514,840	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	417,664
452,556	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.24%		08/22/2025	429,928
1,661,523	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	5.74%		11/15/2024	1,358,710
842,301	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	626,672
845,000	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan	3.55	% ±	02/26/2027	809,087
1,611,583	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		10/10/2025	863,543
1,034,174	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	768,200
1,750,173	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		09/18/2026	1,575,156
1,645,669	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		12/02/2024	1,439,960
661,835	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.62%		11/29/2024	600,615
1,599,704	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		03/31/2025	1,413,739
1,419,968	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.24%		10/01/2025	1,370,859
925,000	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.43%		12/29/2023	851,000
785,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.68%		06/30/2025	722,200
813,682	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	584,834
1,397,203	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.50%		02/26/2025	1,274,948
181,636	Foresight Energy LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00	% &	09/10/2020	176,186
2,202,827	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36	% Ω	03/28/2022	374,481
1,417,063	Forest City Enterprises L.P., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		12/08/2025	1,232,844
919,062	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	768,947
1,040,000	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		01/29/2027	998,400
684,649	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.50%		08/18/2025	660,687
590,000	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	558,287
530,000	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/01/2024	466,930
480,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%		03/01/2024	57,600
1,170,000	Genesee & Wyoming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		12/30/2026	1,129,056
2,103,908	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/01/2023	1,988,193
1,185,172	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%		02/19/2026	962,952
2,131,552	GOBP Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%		10/22/2025	2,003,659
1,878,842	Golden Nugget, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%		10/04/2023	1,474,891
1,741,092	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%		10/10/2025	1,645,332
1,522,830	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	1,332,476
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		01/02/2026	2,237,767
2,124,675	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.50%		11/15/2027	2,027,291
958,654	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/02/2025	697,421
1,427,865	Gulf Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%		08/25/2023	743,917
702,077	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.49%		08/18/2023	644,507
543,820	Harsco Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		12/06/2024	500,315
463,927	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		08/05/2024	371,142
1,880,288	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	5.49%		08/06/2026	1,588,843
674,900	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.94%		07/01/2026	573,034
1,204,745	H-Food Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.68%		05/23/2025	1,022,027
2,840,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.70%		06/22/2026	2,705,944
850,671	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		07/21/2025	718,817
1,570,767	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.85%		07/01/2024	1,474,558
512,560	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%		07/07/2025	470,274
454,725	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.25%		06/29/2026	436,536
1,216,950	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		05/01/2026	1,036,312
665,000	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		02/25/2027	582,986
1,060,545	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.68%		11/27/2023	982,993
698,917	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	582,432
1,792,025	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.74%		01/17/2025	1,654,640
1,481,368	IRB Holding Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,159,867
709,280	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.11%		12/01/2025	568,310
2,611,675	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/02/2026	2,494,150
2,394,761	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	2,306,670
2,618,550	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%		05/01/2026	2,470,785
614,727	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	240,623

553,024	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%		09/19/2026	514,312
903,084	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/05/2027	810,138
1,291,763	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,016,184
1,201,078	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	1,020,916
793,797	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	562,056
1,514,806	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/15/2023	1,370,271
1,723,279	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%		11/01/2023	1,587,838
2,639,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	2,489,138
1,713,961	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.36%		06/10/2022	1,289,755
473,791	Lineage Logistics, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	449,510
445,473	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/24/2025	406,494
1,414,938	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		05/22/2026	863,112
1,471,989	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	852,524
846,466	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.35%		08/29/2025	753,355
1,222,309	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		03/20/2025	991,598
547,133	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00	% Ω	05/12/2025	168,394
210,470	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24	% &	08/31/2026	176,796
840,584	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		08/31/2026	706,095
621,802	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.95%		03/02/2026	556,513
2,086,823	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%		03/27/2026	1,770,315
48,345	Mission Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.23%		01/17/2024	45,686
19,439	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.19	% ±	05/14/2026	16,315
1,605,619	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.86%		05/14/2026	1,347,572
360,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%		12/01/2025	283,199
716,392	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	512,220
57,356	Motion Finco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.70%		11/04/2026	47,414
436,406	Motion Finco, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	360,762
1,394,205	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.20%		06/07/2023	1,254,785
693,559	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.67%		10/19/2026	617,267
482,575	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%		08/28/2026	441,556
187,448	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%		01/17/2024	177,139
904,148	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.70%		08/14/2026	865,722
502,475	ON Semiconductor Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		09/18/2026	475,467
350,563	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.11%		10/24/2025	289,214
660,475	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%		04/30/2026	607,637
1,428,129	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		09/27/2024	1,233,546
522,570	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.49%		05/29/2026	433,211
1,156,155	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.24%		10/15/2025	886,828
528,651	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	436,137
1,118,172	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		07/24/2026	1,049,220
738,770	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.56%		04/12/2025	633,495
752,922	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	524,033
2,134,399	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	1,910,287
915,869	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		03/06/2025	770,855
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%		03/11/2026	370,862
1,253,488	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%		07/31/2026	1,103,069
295,000	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.28%		01/22/2027	277,300
1,579,275	Prime Security Services Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.27%		09/23/2026	1,434,771
877,957	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.68%		03/07/2025	706,756
518,700	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		02/12/2027	451,269
1,760,916	Radiate Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.99%		02/01/2024	1,646,456
1,309,636	Radiology Partners, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.98%		07/09/2025	1,097,475
563,174	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%		11/14/2025	525,867
1,999,292	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		05/30/2025	1,694,400
1,737,730	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00	% Ω	12/17/2021	1,331,319
301,756	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	288,177
680,000	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.50%		02/04/2027	645,660
55,000	Rockwood Service Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		01/23/2027	47,575
937,650	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	876,703
928,250	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	871,395
1,436,813	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.86%		10/31/2025	1,356,897
770,000	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/12/2027	729,575
1,569,571	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	1,247,809
1,664,961	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/31/2025	1,489,449
1,079,034	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	3.43%		03/06/2025	1,030,477
488,775	ServiceMaster Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/05/2026	470,690
1,734,701	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.74%		08/01/2025	1,523,648
2,616,850	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.21%		09/30/2026	2,499,092
606,911	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	546,220
1,538,375	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		04/17/2026	1,364,923
1,431,774	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.13%		01/23/2025	1,234,905
1,566,685	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%		06/26/2025	1,263,798
85,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%		06/26/2026	59,075

1,576,736	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		09/30/2022	1,513,666
1,710,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	1,510,682
1,936,769	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/27/2025	1,736,643
678,655	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		12/30/2022	364,777
795,714	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.00	% Ω	05/15/2025	200,918
1,610,219	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.74%		04/16/2025	1,523,171
863,067	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	6.02%		04/16/2026	689,591
818,871	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		10/01/2025	743,125
1,286,120	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		07/10/2025	1,239,498
360,000	STG-Fairway Holdings, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.57%		02/01/2027	311,400
403,988	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.32%		10/01/2026	367,629
1,740,000	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%		03/05/2027	1,561,650
284,868	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	246,411
509,567	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%		04/01/2025	343,958
876,099	TAMKO Building Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		05/29/2026	827,913
841,639	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	542,857
882,788	Telesat LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%		12/07/2026	847,476
568,575	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		12/17/2026	515,982
1,644,200	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%		07/21/2025	1,416,067
664,273	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		06/30/2026	631,060
165,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%		03/03/2028	157,575
1,184,304	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.45%		03/28/2025	985,589
1,735,692	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,418,495
469,797	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/13/2026	452,884
2,239,446	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		05/30/2025	2,064,029
1,159,350	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%		01/25/2024	890,769
1,079,225	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%		05/29/2026	707,971
840,700	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.32%		10/17/2024	706,188
778,914	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		08/13/2026	673,760
1,253,700	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		05/04/2026	1,180,565
797,985	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		10/22/2025	691,254
728,900	United Rentals North America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/31/2025	686,988
344,138	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%		07/01/2026	306,121
553,000	Universal Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		10/31/2025	530,880
496,581	Univision Communications Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		03/15/2024	427,370
665,000	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/20/2026	555,275
2,611,875	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%, 0.75% Floor)	3.07%		09/14/2026	2,408,149
1,313,496	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	1,119,755
870,402	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%		10/28/2024	663,951
1,847,762	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		08/27/2025	1,755,374
1,405,873	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		07/02/2025	1,254,186
2,625,000	VICI Properties LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.67%		12/20/2024	2,442,891
614,873	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.94%		07/01/2026	544,162
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		01/31/2028	2,512,425
2,785,657	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.55%		12/31/2025	2,662,044
720,000	VS Buyer, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.86%		02/26/2027	694,800
1,146,726	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	1,037,787
876,776	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.95%		10/10/2025	727,724
1,308,433	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%		07/31/2026	1,096,768
2,130,983	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.45%		12/02/2024	1,819,860
1,978,097	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.36%		04/30/2025	1,508,299
488,775	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		09/30/2026	454,561
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.20%		04/28/2028	224,425

Total Bank Loans (Cost $284,909,977)					246,023,526

Collateralized Loan Obligations - 14.4%
6,500,000	522 Funding Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	0.01	% ^	01/15/2033	6,110,000
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.33	% ^	07/15/2026	225,033
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 13.00%, 1.30% Floor)	2.19	% ^	01/15/2033	12,589,956
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	2.93	% ^	06/13/2031	11,515,821
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	2.85	% ^	01/28/2031	2,158,897
7,165,000	Anchorage Capital Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	3.10	% ^	07/15/2030	6,862,324
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.20	% ^	07/15/2032	23,716,672
7,500,000	Anchorage Capital Ltd., Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	2.84	% ^	04/13/2031	7,055,832
12,500,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.05	% ^	10/20/2031	11,437,651
17,323,347	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	2.52	% ^	11/17/2027	16,797,711
2,850,000	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	2.92	% ^	01/15/2031	2,615,024
6,500,000	Avery Point Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	2.79	% ^	08/05/2027	6,360,250
2,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.77	% ^	10/20/2030	1,941,858
15,000,000	Ballyrock Ltd., Series 2019-2A-A2 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	3.90	% ^	11/20/2030	13,269,770
5,000,000	Battalion Ltd., Series 2019-16A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	3.90	% ^	12/19/2032	4,529,721
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 13.50%, 1.35% Floor)	3.01	% ^	01/17/2033	17,192,427

7,005,000	Benefit Street Partners Ltd., Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	3.07	% ^	07/20/2029	6,764,808
10,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	2.23	% ^	06/15/2031	9,027,010
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	2.97	% ^	01/20/2031	9,474,752
6,000,000	Carlyle Global Market Strategies Ltd., Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	3.12	% ^	04/20/2031	5,759,505
30,000,000	CarVal Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.17	% ^	07/20/2032	27,346,107
8,350,000	Cathedral Lake Ltd., Series 2015-2A-A1R (3 Month LIBOR USD + 1.31%)	3.14	% ^	07/16/2029	7,926,243
8,350,000	Cathedral Lake Ltd., Series 2015-3A-AR (3 Month LIBOR USD + 1.32%, 1.32% Floor)	3.15	% ^	07/16/2029	8,023,872
2,500,000	CBAM Ltd., Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	3.87	% ^	04/20/2032	2,224,671
386,380	Cent Ltd., Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	3.10	% ^	10/29/2025	374,948
22,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.17	% ^	07/13/2029	21,139,354
10,350,000	CFIP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.22%)	3.04	% ^	01/18/2030	9,721,967
2,000,000	CFIP Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.65%)	3.47	% ^	01/18/2030	1,766,186
15,000,000	Crown Point Ltd., Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	2.99	% ^	10/20/2028	14,475,218
25,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16	% ^	07/20/2030	23,465,552
6,500,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.01	% ^	01/20/2031	6,008,314
5,000,000	Dryden Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	2.89	% ^	08/15/2030	4,826,728
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	2.95	% ^	07/15/2031	18,842,326
9,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	3.92	% ^	04/20/2031	8,231,453
6,000,000	Elmwood Ltd., Series 2020-1A-A (3 Month LIBOR USD + 12.40%, 1.24% Floor)	0.01	% ^	04/15/2033	5,725,534
8,000,000	Galaxy Ltd., Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.69	% ^	07/16/2028	7,770,996
10,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.00	% ^	10/20/2031	9,225,287
500,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.46	% ^	08/01/2025	481,486
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	5.56	% ^	08/01/2025	227,940
182,617	Halcyon Loan Advisors Funding Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.95	% ^	04/18/2026	182,647
21,668,163	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.72	% ^	10/18/2027	21,374,881
6,500,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	3.30	% ^	04/20/2031	5,586,023
966,877	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.52	% ^	07/15/2026	924,101
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.94	% ^	04/25/2030	1,635,642
10,000,000	Kayne Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 12.00%)	0.01	% ^	04/17/2033	9,104,230
9,500,000	Kingsland Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	2.94	% ^	04/20/2031	8,954,306
3,500,000	KVK Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.93%)	2.62	% ^	05/20/2029	3,383,132
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98	% ^	10/15/2031	18,820,428
10,595,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.97	% ^	07/23/2029	10,285,996
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.24	% ^	01/27/2026	921,821
24,684,298	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	2.57	% ^	11/21/2027	24,038,009
7,236,614	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.12	% ^	10/28/2025	7,225,275
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.58	% ^	04/15/2029	7,450,415
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.00	% ^	12/18/2030	4,275,103
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 13.00%, 1.30% Floor)	2.20	% ^	04/20/2033	26,896,883
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.07	% ^	10/20/2030	1,848,151
25,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.07	% ^	07/25/2029	24,193,390
9,871,896	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	2.71	% ^	10/28/2027	9,665,113
20,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	2.98	% ^	07/15/2031	18,244,884
9,000,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	2.96	% ^	11/15/2030	8,382,987
5,000,000	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.13	% ^	10/13/2031	4,588,424
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.98	% ^	07/15/2031	14,192,976
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	2.88	% ^	08/23/2031	14,309,002
10,000,000	Race Point Ltd., Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.04	% ^	10/15/2030	9,183,152
3,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	2.97	% ^	04/18/2031	2,840,198
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	2.97	% ^	10/26/2031	9,571,891
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	2.89	% ^	04/21/2031	9,330,967
10,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	2.96	% ^	05/21/2029	9,550,615
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.86	% ^	06/15/2031	7,298,686
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 12.50%)	3.08	% ^	01/15/2030	9,516,429
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	2.89	% ^	08/18/2031	5,504,310
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.03	% ^	04/15/2032	8,810,673
18,000,000	Steele Creek Ltd., Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.19	% ^	07/15/2032	16,446,090
9,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.08	% ^	07/15/2032	7,939,913
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.10	% ^	01/17/2032	9,570,275
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.09	% ^	01/15/2032	9,477,196
15,581,654	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	2.65	% ^	04/15/2027	15,216,267
8,500,000	Venture Ltd., Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	2.97	% ^	09/07/2030	8,138,506
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.06	% ^	10/15/2031	9,479,551
4,000,000	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	3.07	% ^	10/20/2031	3,795,733
3,500,000	Vibrant Ltd., Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	3.92	% ^	01/20/2029	3,282,837
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.02	% ^	10/20/2031	9,465,633
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.02	% ^	10/20/2031	14,239,251
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.07	% ^	01/20/2032	9,547,427
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 13.10%, 1.31% Floor)	0.01	% ^	04/15/2033	16,196,810
1,481,505	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.66	% ^	05/01/2026	1,480,264

13,103,969	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	2.77	% ^	04/17/2027	12,973,187
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 12.50%, 1.25% Floor)	3.08	% ^	10/15/2031	5,502,395
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.97	% ^	01/15/2031	13,688,879
4,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	3.93	% ^	04/15/2031	3,491,123
4,148,808	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.99	% ^	07/25/2026	4,144,850

Total Collateralized Loan Obligations (Cost $898,377,465)					845,376,131

Foreign Corporate Bonds - 9.6%
6,700,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	6,197,366
1,700,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,462,595
5,140,000	AerCap Global Aviation Trust	4.63%		10/30/2020	4,986,538
1,245,000	AerCap Global Aviation Trust	3.95%		02/01/2022	1,085,364
900,000	AES Dominicana	7.95%		05/11/2026	842,850
400,000	AES Gener S.A.	5.00%		07/14/2025	371,721
2,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,970,317
1,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% ^	03/26/2079	1,103,378
5,455,000	ANZ New Zealand International Ltd.	1.90	% ^	02/13/2023	5,495,152
4,185,000	AstraZeneca PLC	2.38%		11/16/2020	4,175,270
1,325,000	AstraZeneca PLC	2.38%		06/12/2022	1,335,910
1,460,000	AstraZeneca PLC	3.50%		08/17/2023	1,533,377
5,926,000	Avolon Holdings Funding Ltd.	3.63	% ^	05/01/2022	5,259,575
13,750,000	Axiata SPV2 BHD	3.47%		11/19/2020	13,773,582
8,680,000	Banco Bradesco S.A.	5.90%		01/16/2021	8,760,290
3,600,000	Banco Bradesco S.A.	2.85	% ^	01/27/2023	3,408,336
2,400,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% ^	02/15/2029	2,064,000
1,500,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	1,436,250
6,300,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50	% †	10/20/2020	6,317,671
1,000,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	953,745
6,500,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	6,370,000
8,800,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	7,086,684
11,500,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	10,485,729
2,400,000	Banco Santander	4.13%		11/09/2022	2,344,800
1,500,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95	% ^	10/01/2028	1,397,186
400,000	Banco Santander Chile	2.50%		12/15/2020	400,480
4,350,000	Bangkok Bank PCL	4.80%		10/18/2020	4,418,733
2,900,000	Bangkok Bank PCL	3.88%		09/27/2022	3,026,031
800,000	Banistmo S.A.	3.65	% ^	09/19/2022	741,251
9,900,000	Banistmo S.A.	3.65%		09/19/2022	9,172,984
2,870,000	Bank of the Philippine Islands	2.50%		09/10/2024	2,759,730
12,095,000	Barclays Bank PLC	2.65%		01/11/2021	12,063,115
5,300,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	5,291,764
4,000,000	BBVA Bancomer S.A.	7.25%		04/22/2020	3,984,320
2,400,000	BBVA Bancomer S.A.	6.75%		09/30/2022	2,394,816
2,530,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,323,913
2,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,995,059
6,550,000	BDO Unibank, Inc.	2.95%		03/06/2023	6,500,875
4,320,000	BPCE S.A.	2.38	% ^	01/14/2025	4,019,710
3,400,000	Brasil Bolsa Balcao S.A.	5.50%		07/16/2020	3,380,484
5,800,000	C&W Senior Financing DAC	7.50%		10/15/2026	5,353,588
7,200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	6,434,964
1,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	1,575,980
2,600,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	2.66%		10/09/2024	2,490,735
300,000	CK Hutchison International Ltd.	2.25%		09/29/2020	300,273
15,100,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	15,009,569
6,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	6,002,280
1,100,000	CNOOC Finance Ltd.	4.25%		01/26/2021	1,119,151
9,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	9,313,710
2,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,175,210
900,000	Colbun S.A.	4.50%		07/10/2024	920,535
2,450,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	2,356,312
210,000	Comcel Trust	6.88%		02/06/2024	205,016
3,125,000	Commonwealth Bank of Australia	2.05	% ^	09/18/2020	3,092,804
3,275,000	Commonwealth Bank of Australia	2.75	% ^	03/10/2022	3,287,074
400,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	407,414
6,295,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	2.02	% ^	06/12/2024	5,564,604
750,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	770,453
700,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.41%		07/25/2022	698,396
900,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	936,819
9,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	09/07/2021	8,806,595
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44	% ^	12/30/2020	3,818,849

1,200,000	Digicel Group Ltd.	8.25	% ^	09/30/2022	210,000
811,456	Digicel Group Ltd. (PIK 9.13%)	9.13	% ^	04/01/2024	87,978
660,800	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	636,709
1,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,065,878
3,992,126	ENA Norte Trust	4.95%		04/25/2023	3,987,156
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	2.53%		05/23/2024	494,895
3,100,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	2.59%		11/20/2023	3,077,819
850,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	849,606
184,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	175,077
3,500,000	Freeport-McMoRan, Inc.	3.55%		03/01/2022	3,376,310
5,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	4,943,146
650,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	659,045
5,810,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	5,949,700
9,650,000	Global Bank Corporation	4.50%		10/20/2021	9,457,000
300,000	Global Bank Corporation	4.50	% ^	10/20/2021	294,000
3,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	3,321,724
1,216,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	1,229,459
3,700,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	3,724,981
5,800,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95	% †	04/17/2023	5,464,760
7,710,000	GrupoSura Finance S.A.	5.70%		05/18/2021	7,746,314
6,078,000	HPHT Finance Ltd.	2.88%		11/05/2024	6,306,958
5,789,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	2.69%		05/18/2024	5,402,196
350,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	353,041
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,950,392
500,000	Indian Oil Corporation Ltd.	4.75%		01/16/2024	476,819
1,599,761	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,451,783
35,034	Invepar Holdings	0.00	% Ω Þ	12/30/2028	1,498
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,473,902
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	771,267
600,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	611,220
1,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13	% †	12/12/2022	947,000
822,000	JBS Investments GMBH	6.25%		02/05/2023	813,784
500,000	JBS Investments GMBH	7.00	% ^	01/15/2026	501,020
4,150,000	Latam Finance Ltd.	6.88%		04/11/2024	1,870,841
6,505,000	Macquarie Bank Ltd.	2.10	% ^	10/17/2022	6,468,228
3,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	2.49%		08/16/2024	2,866,170
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,847,900
8,600,000	MARB BondCo PLC	7.00%		03/15/2024	7,729,207
4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	3,900,020
1,000,000	Millicom International Cellular S.A.	6.63%		10/15/2026	954,450
11,920,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	2.65%		07/26/2023	10,952,503
11,738,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.10%		03/05/2023	10,957,307
3,200,000	Multibank, Inc.	4.38%		11/09/2022	2,971,027
1,110,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	1,089,557
7,884,000	Oleoducto Central S.A.	4.00%		05/07/2021	7,558,391
8,561,000	ONGC Videsh Ltd.	2.88%		01/27/2022	8,375,997
3,700,000	ONGC Videsh Ltd.	3.75%		05/07/2023	3,610,079
2,600,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	2,681,085
1,300,000	Pampa Energia S.A.	7.38%		07/21/2023	874,256
8,034,947	Panama Metro Line SP	0.00%		12/05/2022	7,459,934
2,029,187	Panama Metro Line SP	0.00	% ^	12/05/2022	1,883,971
2,579,754	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	2,360,475
1,766,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,790,194
3,200,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	3,211,968
10,600,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	10,239,600
1,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	1,511,147
10,250,000	Reliance Holdings, Inc.	5.40%		02/14/2022	10,456,123
5,520,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	2.77%		06/25/2024	5,002,827
7,775,000	Santander UK PLC	2.50%		01/05/2021	7,569,313
1,320,000	Santander UK PLC	2.10%		01/13/2023	1,281,825
10,500,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	9,959,801
5,250,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	5,242,790
7,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	7,208,706
900,000	Sinopec Group Overseas Development Ltd.	2.25%		09/13/2020	900,243
2,500,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,484,212
1,500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	1,513,479
4,258,000	Southern Copper Corporation	5.38%		04/16/2020	4,239,897
12,115,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	12,024,775
248,000	Syngenta Finance N.V.	3.70%		04/24/2020	247,526
5,645,000	Takeda Pharmaceutical Ltd.	4.00%		11/26/2021	5,721,753
2,600,000	Tecnoglass, Inc.	8.20%		01/31/2022	2,205,778
7,050,000	Telefonica Chile S.A.	3.88%		10/12/2022	6,845,169
6,002,000	Toronto-Dominion Bank	3.25%		06/11/2021	6,128,912

5,800,000	UBS AG	2.45	% ^	12/01/2020	5,785,970
4,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	2,920,583
1,900,000	Union Bank of the Philippines	3.37%		11/29/2022	1,885,269
200,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.29%		04/23/2021	193,369
4,250,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	4,413,124
4,350,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	4,289,491
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,210,660
3,900,000	UPL Corporation	3.25%		10/13/2021	3,607,399
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	583,117
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	75,852
7,800,000	VTR Finance B.V.	6.88%		01/15/2024	7,293,000

Total Foreign Corporate Bonds (Cost $593,275,487)					562,598,989

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.2%
8,733,333	Dominican Republic International Bond	7.50%		05/06/2021	8,759,621
1,700,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,751,815

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $10,757,603)					10,511,436

Non-Agency Commercial Mortgage Backed Obligations - 13.2%
4,721,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% # ^	05/15/2035	4,042,654
4,721,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% # ^	05/15/2035	3,976,642
12,000,000	AREIT Trust, Series 2019-CRE3-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	09/14/2036	9,491,676
4,913,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35	% ^	09/14/2036	3,494,504
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10	% ^	06/15/2035	7,376,552
10,000,000	Austin Fairmont Hotel Trust, Series 2019-FAIR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	09/15/2032	7,648,190
7,231,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.20	% ^	03/15/2034	6,589,466
4,952,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.80	% ^	09/15/2035	3,820,856
3,711,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	03/15/2036	3,266,138
3,705,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	09/15/2036	3,102,786
1,174,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.90	% ^	08/15/2036	900,344
1,338,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.40	% ^	08/15/2036	1,005,284
17,543,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20	% ^	08/15/2036	10,811,681
4,779,000	BBCMS Mortgage Trust, Series 2018-BXH-C (1 Month LIBOR USD + 1.50%, 1.50% Floor)	2.20	% ^	10/15/2037	3,515,287
10,250,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2037	9,119,238
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.94	% ^	03/15/2037	11,442,546
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	11/25/2034	10,608,870
7,538,000	BB-UBS Trust, Series 2012-TFT-TE	3.56	% # ^	06/05/2030	7,405,897
21,618,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	3.24	% ^	10/15/2034	12,970,800
10,202,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2035	7,386,544
165,041,500	BHMS Trust, Series 2018-ATLS-XCP	0.39	% # ^ I/O	07/15/2035	1,650
6,531,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	2.48	% ^	08/15/2036	5,478,164
10,613,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	3.10	% ^	06/15/2035	8,211,592
2,608,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.03	% ^	03/15/2037	2,255,441
12,515,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	04/15/2034	11,219,994
7,834,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.60	% ^	04/15/2034	6,776,357

2,940,107	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	2,416,857
2,430,150	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75	% ^	07/15/2034	1,907,634
4,119,100	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	3,240,471
3,159,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.67	% ^	05/15/2035	2,606,820
3,434,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	3.12	% ^	05/15/2035	2,839,301
1,414,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.62	% ^	05/15/2035	1,077,688
14,456,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	08/15/2036	13,996,740
9,594,000	BX Trust, Series 2019-OC11-E	4.08	% # ^	12/09/2041	6,445,489
11,389,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	10/15/2035	9,869,133
48,665,464	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.02	% # I/O	02/10/2050	2,370,466
66,835,555	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.31	% # I/O	05/10/2050	4,336,752
3,553,000	CF Trust, Series 2019-MF1-E (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.20	% ^	08/21/2032	3,491,158
21,321,129	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.02	% # I/O	01/10/2048	1,035,094
22,782,984	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.70	% # I/O	05/10/2058	1,777,141
56,967,074	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.61	% # I/O	06/15/2050	4,502,535
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	0.95	% # I/O	06/15/2050	940,862
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% # ^ I/O	02/15/2033	1,638,550
736,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70	% ^	11/15/2036	585,701
921,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	4.45	% ^	11/15/2036	710,961
7,713,449	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% # I/O	10/10/2047	289,159
641,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% # ^	02/10/2048	537,009
5,444,636	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.35	% # I/O	02/10/2048	263,356
1,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.06	% #	06/10/2048	1,510,401
19,184,294	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.27	% # I/O	02/10/2049	1,084,440
13,140,445	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.70	% # I/O	04/15/2049	968,555
13,534,406	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.97	% # I/O	07/10/2049	1,177,451
13,598,516	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.12	% # I/O	04/14/2050	792,381
4,865,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30	% ^	12/15/2036	4,710,859
7,736,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.70	% ^	12/15/2036	7,500,531
19,958,000	CLNC Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.65	% ^	08/20/2035	14,521,521
5,636,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.59	% # ^ Þ	10/15/2045	2,108,709
8,178,750	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.66	% # I/O	08/10/2046	160,762
24,793,886	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.13	% # I/O	10/10/2046	832,812
2,423,759	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.97	% # I/O	05/10/2047	79,735
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.73	% #	08/10/2047	212,149
1,876,000	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.05	% ^	10/15/2031	1,782,036
18,537,555	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.89	% # I/O	03/10/2048	600,698
34,450,904	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.84	% # I/O	08/10/2048	1,239,633
41,557,486	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.09	% # I/O	10/10/2048	1,613,677
5,373,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% #	02/10/2048	4,767,838
10,294,820	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.03	% # I/O	02/10/2048	384,570
49,180,722	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.75	% # I/O	07/10/2048	1,353,965
1,470,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.65	% #	10/10/2048	1,290,245
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65	% #	02/10/2049	1,550,534
17,115,140	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.00	% # I/O	02/10/2049	770,332
11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	2.88	% ^	09/15/2033	10,804,221
12,389	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	12,172
10,092,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55	% # ^ I/O	09/15/2037	250,824
27,610,559	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.84	% # I/O	04/15/2050	917,756
3,619,408	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.90	% # I/O	01/15/2049	287,477
1,538,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73%		03/15/2053	777,228
7,370,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	4.00	% ^	07/15/2032	6,319,510
6,650,000	CSMC Trust, Series 2017-LSTK-E	3.33	% # ^	04/05/2033	6,427,726
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	1.70	% ^	06/15/2034	3,257,498
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.15	% ^	06/15/2033	7,350,468
18,961,936	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.45	% # I/O	05/10/2049	1,223,741
16,254,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.10	% ^	12/10/2036	10,826,685
16,254,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.10	% ^	12/10/2036	10,467,688
13,000,000	FREMF Mortgage Trust, Series 2010-K8-C	0.00	% ^ P/O	09/25/2043	12,667,317
13,000,000	FREMF Mortgage Trust, Series 2013-K713-D	0.00	% ^ P/O	04/25/2046	12,807,301
19,355,957	FREMF Mortgage Trust, Series 2013-K713-X2B	0.10	% ^ I/O	04/25/2046	194
735,136	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.57	% ^	07/25/2023	641,328
7,349,000	GPMT Ltd., Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.65	% ^	02/22/2036	6,183,111
350,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37	% ^	06/10/2028	352,620
13,636,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84	% ^	12/15/2036	9,257,868

3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	3.10	% ^	09/15/2037	2,893,212
3,941,984	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.74	% # I/O	09/10/2047	98,576
33,924,259	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.76	% # I/O	07/10/2048	1,082,927
9,329,044	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.27	% # I/O	10/10/2048	498,092
1,518,000	GS Mortgage Securities Corporation, Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	11/15/2032	1,147,789
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.80	% ^	07/15/2031	3,748,735
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	07/15/2031	3,739,127
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.63	% ^	07/15/2031	3,745,312
13,059,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	2.58	% ^	06/15/2036	12,591,701
8,000,000	GS Mortgage Securities Corporation, Series 2019-SOHO-F (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90	% ^	06/15/2036	6,338,534
2,030,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% # ^	11/10/2047	1,534,418
8,894,399	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.78	% # I/O	11/10/2048	330,721
19,516,042	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.65	% # I/O	05/10/2049	1,329,686
29,267,918	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.25	% # I/O	10/10/2049	1,703,703
887,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.74	% # ^	03/10/2033	797,080
1,760,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.74	% # ^	03/10/2033	1,493,477
2,391,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.74	% # ^	03/10/2033	1,956,557
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.74	% # ^	03/10/2033	1,841,785
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.74	% # ^	03/10/2033	2,267,532
12,284,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.30	% ^	08/15/2032	9,991,587
6,838,000	GS Mortgage Securities Trust, Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.80	% ^	08/15/2032	5,459,151
14,505,000	GSCG Trust, Series 2019-600C-E	4.12	% # ^	09/06/2034	11,868,593
17,540,000	Hawaii Hotel Trust, Series 2019-MAUI-G (1 Month LIBOR USD + 31.50%, 3.15% Floor)	3.85	% ^	05/15/2038	12,544,638
1,988,000	Hilton USA Trust, Series 2016-SFP-D	4.93	% ^	11/05/2035	1,881,855
3,000,000	Hilton USA Trust, Series 2016-SFP-F	6.16	% ^	11/05/2035	2,445,644
1,124,011	HPLY Trust, Series 2019-HIT-D (1 Month LIBOR USD + 20.00%, 2.00% Floor)	2.70	% ^	11/15/2036	873,856
2,053,332	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	11/15/2036	1,598,527
11,201,172	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2036	6,710,219
8,000,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	3.10	% ^	08/15/2034	7,038,832
4,916,390	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	06/15/2034	4,040,054
275,643	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	06/15/2034	225,787
22,041,103	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.08	% # I/O	01/15/2049	758,853
291,022	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	06/15/2032	271,422
5,246,086	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30	% ^	06/15/2032	4,504,308
734,367	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	2.80	% ^	06/15/2032	607,363
1,942,711	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	3.70	% ^	06/15/2035	1,523,311
1,595,754	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	1,575,714
38,272,597	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.73	% # I/O	12/15/2049	1,109,278
3,776,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% # ^	10/05/2031	3,152,112
5,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/05/2033	4,476,653
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% ^	05/05/2032	3,727,720
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% # ^	05/05/2032	3,666,745
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% # ^	05/05/2032	4,231,196
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% # ^	05/05/2032	4,130,231
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% # ^	05/05/2032	4,040,739
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	9,703,380
5,544,087	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.82	% # I/O	02/15/2047	143,259
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% #	09/15/2047	449,102
360,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.97	% # ^	09/15/2047	298,939
19,356,264	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.85	% # I/O	11/15/2047	617,285
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% #	01/15/2048	1,157,656
5,674,812	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.97	% # I/O	01/15/2048	207,821
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.81	% # ^	02/15/2048	4,283,261
125,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.18	% #	05/15/2048	108,676
21,193,141	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.74	% # I/O	05/15/2048	542,674
26,456,054	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.51	% # I/O	07/15/2048	604,272
12,139,103	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.88	% # I/O	08/15/2048	426,243
22,417,400	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.33	% # I/O	11/15/2048	742,919
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62	% #	12/15/2048	508,445
9,040,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.10%, 2.16% Floor)	2.86	% ^	07/15/2036	7,747,151
10,000,000	LCCM, Series 2017-LC26-C	4.71	% ^	07/12/2050	8,442,887
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 25.50%, 2.55% Floor)	3.25	% ^	05/15/2028	863,462

1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.65	% ^	05/15/2028	792,590
2,500,000	LoanCore Issuer Ltd., Series 2019-CRE3-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.20	% ^	04/15/2034	1,866,983
10,236,410	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.84	% # ^ I/O	03/10/2049	543,430
81,111,323	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.00	% # ^ I/O	03/10/2050	3,049,186
300,000	Madison Avenue Trust, Series 2013-650M-D	4.03	% # ^	10/12/2032	297,337
2,080,000	Madison Avenue Trust, Series 2013-650M-E	4.03	% # ^	10/12/2032	2,061,538
2,366,000	Marathon CRE, Series 2018-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	2.25	% ^	06/15/2028	2,259,781
2,512,000	Marathon CRE, Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.30	% ^	06/15/2028	2,287,937
15,958,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	11/15/2036	12,922,581
11,933,000	MFT Trust, Series 2020-ABC-D	3.48	% # ^	02/06/2030	6,592,302
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% # ^	02/12/2040	1,916,489
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% ^	10/15/2030	8,438,194
3,585,930	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.60	% # I/O	10/15/2046	61,146
15,265,245	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.34	% # I/O	02/15/2046	471,070
5,924,929	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.00	% # I/O	02/15/2047	142,054
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% #	10/15/2047	449,604
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46	% #	02/15/2048	106,724
1,072,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-D	3.07	% ^	02/15/2048	839,168
18,948,565	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.20	% # I/O	01/15/2049	967,523
2,330,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90	% ^	11/15/2034	1,540,528
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2034	4,595,025
2,647,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05	% ^	11/15/2034	1,425,378
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.35	% ^	07/15/2035	2,252,960
4,380,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	07/15/2035	3,310,250
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	07/15/2035	2,206,777
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% ^	12/15/2036	570,553
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	05/15/2036	10,707,867
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	05/15/2036	1,070,486
5,166,962	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	08/15/2034	4,600,839
3,119,917	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.95	% ^	08/15/2034	1,660,302
1,192,550	MSCG Trust, Series 2016-SNR-C	5.21	% ^	11/15/2034	1,173,675
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.86	% ^	06/15/2035	8,816,880
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% # ^	01/15/2037	6,634,135
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% # ^	01/15/2037	3,776,233
4,426,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% # ^	01/15/2037	3,248,041
4,665,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.25	% # ^	12/15/2036	3,868,866
4,414,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK2	3.25	% # ^	12/15/2036	3,402,324
2,623,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK3	3.25	% # ^	12/15/2036	1,869,550
11,120,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	02/15/2036	10,028,572
7,608,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	6,300,192
2,120,000	PFP Ltd., Series 2019-5-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.35	% ^	04/14/2036	1,503,072
11,060,906	SLIDE, Series 2018-FUN-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70	% ^	06/15/2031	9,441,505
34,124,215	SLIDE, Series 2018-FUN-XCP	0.98	% # ^ I/O	12/15/2020	233,642
459,000	STWD Ltd., Series 2019-FL1-C (1 Month LIBOR USD + 1.95%)	2.65	% ^	07/15/2038	363,906
14,307,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%)	3.05	% ^	07/15/2038	10,188,959
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.19	% ^	11/11/2034	7,127,743
10,153,000	TPG Finance Ltd., Series 2018-FL2-D (1 Month LIBOR USD + 2.70%)	3.50	% ^	11/15/2037	6,822,247
9,838,000	TRTX Issuer Ltd., Series 2019-FL3-D (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.25	% ^	09/15/2034	7,213,389
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	0.89	% # I/O	06/15/2050	116,496
84,902,419	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.74	% # I/O	10/15/2051	4,220,253
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	%#	02/15/2051	5,010,766
86,865,353	UBS Commercial Mortgage Trust, Series 2018-C8-XA	0.88	% # I/O	02/15/2051	4,649,312
500,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.54	% ^	02/15/2032	390,203
6,197,940	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.45	% ^	09/15/2036	4,367,087
572,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/15/2050	354,594
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	573,362
11,732,157	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.89	% # I/O	02/15/2048	404,987
53,678,894	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% # I/O	09/15/2058	2,120,515
20,699,814	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.01	% # I/O	11/15/2048	942,750
26,172,727	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.71	% # I/O	07/15/2058	771,391
1,150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-E	3.67	% # ^	12/15/2048	775,680

954,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.73	% #	01/15/2059	837,515
4,381,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-D	3.12	% ^	03/15/2059	3,237,815
13,878,987	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.72	% # I/O	03/15/2059	936,958
76,409,105	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.06	% # I/O	07/15/2050	4,316,106
15,708,124	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.50	% # I/O	01/15/2060	1,130,974
3,305,087	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.03	% # I/O	03/15/2047	95,823
7,864,468	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.04	% # I/O	08/15/2047	277,723
28,619,648	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.63	% # I/O	11/15/2049	1,913,845

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $981,955,750)					778,549,069

Non-Agency Residential Collateralized Mortgage Obligations - 14.0%
5,912,656	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36	% # ^	09/25/2065	5,863,683
19,835,330	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% # ^	10/25/2058	19,406,906
7,371,440	Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	6,086,943
10,200,761	Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.25%		12/25/2035	7,684,085
7,601,655	Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	4,608,923
9,644,921	Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	5,792,762
6,300,828	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	4,647,935
3,806,985	Arroyo Mortgage Trust, Series 2019-1-A1	3.81	% # ^	01/25/2049	3,701,703
2,424,046	Arroyo Mortgage Trust, Series 2019-2-A2	3.50	% # ^	04/25/2049	2,334,667
15,399,842	Arroyo Mortgage Trust, Series 2019-3-A3	3.42	% # ^	10/25/2048	14,702,742
1,690,438	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	1.45%		04/20/2035	1,629,346
2,137,490	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88	% #	10/25/2036	1,927,036
2,232,961	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	3.98	% #	10/25/2035	2,018,794
5,678,813	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	5,262,849
907,088	Bayview Koitere Fund Trust, Series 2019-RN3-A1	3.97	% ^ §	07/28/2033	818,123
16,616,576	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43	% ^ §	06/28/2034	16,456,779
3,367,940	Bayview Opportunity Master Fund Trust, Series 2020-RN1-A1	3.23	% ^ §	02/28/2035	3,327,882
2,072,148	BCAP LLC Trust, Series 2012-RR1-3A4	5.50	% # ^	10/26/2035	1,811,098
1,809,260	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.80	% ^	10/25/2028	1,804,080
3,406,068	BRAVO Residential Funding Trust, Series 2019-NQM1-A2	2.89	% # ^	07/25/2059	3,362,322
5,838,982	Bunker Hill Loan Depositary Trust, Series 2019-1-A1	3.61	% ^ §	10/26/2048	5,750,905
151,943	CitiCorporationResidential Mortgage Securities, Inc., Series 2007-1-A4	5.26	% ß	03/25/2037	152,247
26,966,894	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% # ^	01/25/2068	25,250,405
4,696,969	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% # ^	04/25/2066	4,663,874
31,920,229	Citigroup Mortgage Loan Trust, Series 2019-E-A1	3.23	% ^ §	11/25/2070	33,015,552
1,172,996	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	919,642
144,751	Colony American Finance Ltd., Series 2016-1-A	2.54	% ^	06/15/2048	144,177
23,911	Countrywide Alternative Loan Trust, Series 2004-33-1A1	4.12	% #	12/25/2034	22,680
555,480	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	505,336
1,893,494	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	1,762,472
1,989,884	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,477,689
445,452	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	360,106
1,411,704	Countrywide Home Loans, Series 2005-10-A2	5.50%		05/25/2035	1,286,992
793,292	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	630,135
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		12/25/2019	2,453
2,163,081	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	1,908,069
92,138	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	87,379
846,451	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	667,936
1,000,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	4.17	% # ^	07/27/2036	933,996
458,760	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.82	% # ^	11/27/2037	446,413
18,697,964	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4-A1	3.55	% ^	08/26/2058	19,441,384
55,414,794	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A1	3.39	% ^ §	02/25/2024	54,897,575
10,696,660	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	08/26/2058	11,154,636
12,153,163	CSMC Trust, Series 2018-RPL8-A1	4.13	% # ^	07/25/2058	11,351,353
3,884,603	CSMC Trust, Series 2019-JR1-A1	4.10	% # ^	09/27/2066	3,873,761
62,409,459	CSMC Trust, Series 2019-RP10-A1	3.32	% # ^	12/26/2059	64,120,976
18,457,097	CSMC Trust, Series 2019-RPL2-A1	3.88	% # ^	11/25/2058	19,068,663
24,082,498	CSMC Trust, Series 2019-RPL9-A1	3.32	% # ^	10/27/2059	23,653,252
1,194,905	Deephaven Residential Mortgage Trust, Series 2017-1A-A1	2.73	% # ^	12/26/2046	1,174,357
602,324	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% # ^	07/27/2037	523,469
726,744	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	635,359
5,737,463	GCAT LLC, Series 2019-2-A1	3.47	% ^ §	06/25/2024	5,718,911
9,510,972	GCAT LLC, Series 2019-3-A1	3.35	% ^ §	10/25/2049	9,490,799
9,453,918	GCAT LLC, Series 2020-1-A1	2.98	% ^ §	01/26/2060	9,459,959

6,343,820	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63	% # ^	01/25/2059	6,265,324
1,085,107	GSAA Home Equity Trust, Series 2005-11-2A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	1.23%		10/25/2035	1,080,683
542,635	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	384,301
1,076,929	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	1.22%		02/25/2037	896,869
1,453,633	IndyMac Mortgage Loan Trust, Series 2006-AR5-2A1	3.68	% #	05/25/2036	1,207,768
8,325,335	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	1.29%		04/25/2047	7,294,600
13,550,661	Legacy Mortgage Asset Trust 2019-GS4, Series 2019-GS4-A1	3.44	% ^ §	05/25/2059	13,756,298
14,599,892	Legacy Mortgage Asset Trust, Series 2017-GS1-A1	3.50	% ^ §	01/25/2057	14,320,230
19,910,891	Legacy Mortgage Asset Trust, Series 2019-GS3-A1	3.75	% ^ §	04/25/2059	19,498,300
1,223,822	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% ^ §	05/25/2059	1,225,858
9,416,870	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00	% ^ §	06/25/2059	8,443,544
4,103,708	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00	% # ^	12/28/2054	4,123,972
278,630	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	208,097
129,793	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.30	% #	04/25/2036	101,912
442,742	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	273,655
1,586,182	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	1,014,681
329,490	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.63	% #	02/25/2036	257,735
39,200,317	Park Avenue Funding Trust, Series 2019-1-PT (1 Month LIBOR USD + 15.00%, 1.50% Floor)	2.46	% ^	11/27/2020	37,778,757
406,099	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84	% ^ §	12/25/2058	352,605
14,361,210	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10	% ^ §	07/27/2059	12,681,282
6,141,609	PRPM LLC, Series 2018-1A-A1	3.75	% # ^	04/25/2023	6,232,908
5,981,903	PRPM LLC, Series 2019-2A-A1	3.97	% ^ §	04/25/2024	5,358,106
10,122,498	PRPM LLC, Series 2019-3A-A1	3.35	% ^ §	07/25/2024	10,059,372
16,057,328	PRPM LLC, Series 2019-4A-A1	3.35	% ^ §	11/25/2024	15,928,957
5,711,325	PRPM LLC, Series 2019-GS1-A1	3.50	% # ^	10/25/2024	5,685,833
13,742,162	PRPM LLC, Series 2020-1A-A1	2.98	% ^ §	02/25/2025	11,077,484
7,901,220	Radnor Ltd., Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	2.15	% ^	06/25/2029	7,882,005
3,994,197	RCO Trust, Series 2017-INV1-A	3.20	% # ^	11/25/2052	3,857,849
2,267,491	RCO Trust, Series 2017-INV1-M1	3.90	% # ^	11/25/2052	2,218,197
956,989	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	849,094
1,282,102	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,153,442
821,502	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	517,081
3,846,056	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.13%		08/25/2037	3,556,043
9,840,576	Starwood Mortgage Residential Trust, Series 2018-IMC1-A3	3.98	% # ^	03/25/2048	9,652,837
3,447,043	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.04	% #	12/25/2035	3,008,188
40,000,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73	% ^ §	03/25/2023	40,171,280
7,159,635	VCAT LLC, Series 2019-NPL2-A1	3.57	% ^ §	11/25/2049	7,071,623
9,133,768	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% # ^	10/26/2048	9,240,599
4,573,972	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98	% # ^	02/25/2050	4,113,584
4,837,925	Vericrest Opportunity Loan Trust, Series 2019-NPL2-A1	3.97	% ^ §	02/25/2049	4,403,199
21,760,129	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35	% ^ §	08/25/2049	20,279,374
15,721,052	Vericrest Opportunity Loan Trust, Series 2019-NPL7-A1A	3.18	% ^ §	10/25/2049	14,309,948
10,577,065	Vericrest Opportunity Loan Trust, Series 2019-NPL8-A1A	3.28	% ^ §	11/25/2049	9,675,691
32,688,827	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% ^ §	02/25/2050	28,988,844
1,204,060	Verus Securitization Trust, Series 2018-2-A2	3.78	% # ^	06/01/2058	1,178,432
1,397,716	Verus Securitization Trust, Series 2018-2-A3	3.83	% # ^	06/01/2058	1,366,939
4,545,611	VOLT LLC, Series 2019-NP10-A1A	3.43	% ^ §	12/27/2049	4,293,685
1,774,940	VOLT LLC, Series 2019-NPL6-A1A	3.23	% ^ §	10/25/2049	1,669,113
5,961,115	VOLT LLC, Series 2019-NPL9-A1A	3.33	% ^ §	11/26/2049	5,422,435
9,411,816	VOLT LLC, Series 2020-NPL1-A1A	3.23	% ^ §	01/25/2050	8,526,661
9,455,926	VOLT LLC, Series 2020-NPL3-A1A	2.98	% ^ §	02/25/2050	6,936,045
2,470,732	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	1.36%		10/25/2035	2,083,162
127,382	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A5	6.00%		07/25/2036	111,438
4,848,788	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-2A1	3.81	% #	09/25/2036	4,040,149
1,144,912	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	1,074,794

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $855,699,211)					820,962,432

US Corporate Bonds - 5.8%
5,640,000	AbbVie, Inc.	3.38%		11/14/2021	5,753,542
3,540,000	AbbVie, Inc.	2.30	% ^	11/21/2022	3,541,695
6,090,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.29%		02/27/2023	5,828,872
270,000	Amgen, Inc.	2.70%		05/01/2022	276,666
1,425,000	Amgen, Inc.	2.65%		05/11/2022	1,442,655
3,705,000	Amgen, Inc.	3.63%		05/15/2022	3,843,050

3,170,000	Amgen, Inc.	1.90%		02/21/2025	3,201,337
5,945,000	Analog Devices, Inc.	2.95%		01/12/2021	5,954,391
9,750,000	Anthem, Inc.	2.50%		11/21/2020	9,716,366
12,530,000	AT&T, Inc.	2.80%		02/17/2021	12,588,929
4,170,000	BAT Capital Corporation	2.76%		08/15/2022	4,112,113
4,670,000	BB&T Corporation	2.20%		03/16/2023	4,685,206
3,870,000	Bristol-Myers Squibb Company	2.88	% ^	08/15/2020	3,883,843
1,975,000	Bristol-Myers Squibb Company	2.60	% ^	05/16/2022	2,016,899
5,415,000	Capital One Financial Corporation	2.40%		10/30/2020	5,404,345
550,000	Capital One Financial Corporation	3.20%		01/30/2023	544,328
12,140,000	Cardinal Health, Inc.	2.62%		06/15/2022	12,202,316
6,385,000	Carrier Global Corporation	1.92	% ^	02/15/2023	6,298,559
3,710,000	Cigna Corporation	3.40%		09/17/2021	3,768,353
6,070,000	Cintas Corporation	2.90%		04/01/2022	6,074,539
3,965,000	Citigroup, Inc.	2.75%		04/25/2022	3,988,651
3,705,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	2.60%		06/01/2024	3,455,568
1,845,000	Citigroup, Inc. (Secured Overnight Financing Rate + 8.67%)	2.31%		11/04/2022	1,835,673
2,850,000	Consolidated Edison, Inc.	2.00%		05/15/2021	2,816,400
5,985,000	Continental Resources, Inc.	4.50%		04/15/2023	3,298,060
2,105,000	CVS Health Corporation	3.70%		03/09/2023	2,193,951
4,400,000	Daimler Finance North America LLC	2.30	% ^	02/12/2021	4,290,132
850,000	Daimler Finance North America LLC	3.40	% ^	02/22/2022	826,724
5,877,000	Delta Air Lines, Inc.	3.40%		04/19/2021	5,355,096
2,720,000	DTE Energy Company	2.25%		11/01/2022	2,695,722
3,450,000	DTE Energy Company	2.53%		10/01/2024	3,359,938
3,580,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	3,591,784
700,000	DuPont de Nemours, Inc.	4.21%		11/15/2023	735,817
6,230,000	eBay, Inc.	2.75%		01/30/2023	6,117,877
4,095,000	Energy Transfer Operating LP	4.25%		03/15/2023	3,674,958
1,800,000	Energy Transfer Operating LP	2.90%		05/15/2025	1,525,162
5,965,000	General Electric Company	2.70%		10/09/2022	5,874,888
1,930,000	General Mills, Inc.	3.20%		04/16/2021	1,948,775
4,195,000	General Mills, Inc.	3.15%		12/15/2021	4,251,603
3,325,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	3,325,703
9,615,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	9,609,077
6,270,000	Hyundai Capital America	2.85	% ^	11/01/2022	6,129,338
7,265,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	7,207,460
4,005,000	Kinder Morgan, Inc.	3.15%		01/15/2023	3,971,412
5,785,000	Marathon Petroleum Corporation	4.75%		12/15/2023	5,487,476
4,465,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	2.57%		12/29/2021	4,469,130
6,200,000	Microchip Technology, Inc.	3.92%		06/01/2021	6,045,453
9,545,000	Mondelez International, Inc.	3.00%		05/07/2020	9,449,734
2,843,000	Mondelez International, Inc.	3.63%		05/07/2023	2,986,785
12,983,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.73%		07/22/2022	12,637,988
4,660,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	4,665,174
5,411,000	Northrop Grumman Corporation	2.08%		10/15/2020	5,390,653
295,000	Northrop Grumman Corporation	3.25%		08/01/2023	302,893
3,305,000	ORACLE Corporation	2.50%		04/01/2025	3,377,869
4,970,000	PayPal Holdings, Inc.	2.20%		09/26/2022	4,952,276
5,995,000	Penske Truck Leasing Company	2.70	% ^	11/01/2024	5,605,578
1,545,000	PNC Bank	2.45%		11/05/2020	1,548,007
1,775,000	PNC Bank (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,780,589
2,500,000	PNC Funding Corporation	3.30%		03/08/2022	2,543,140
2,220,000	Prudential Financial, Inc.	4.50%		11/15/2020	2,235,657
865,000	Prudential Financial, Inc.	4.50%		11/16/2021	873,122
8,410,000	Prudential Financial, Inc.	3.50%		05/15/2024	8,763,950
6,210,000	PSEG Power LLC	3.85%		06/01/2023	6,324,892
6,065,000	Republic Services, Inc.	2.50%		08/15/2024	6,118,702
2,715,000	Reynolds American, Inc.	3.25%		06/12/2020	2,706,952
3,035,000	Reynolds American, Inc.	4.00%		06/12/2022	3,076,188
5,765,000	Schlumberger Holdings Corporation	3.75	% ^	05/01/2024	5,466,207
6,095,000	Simon Property Group LP	2.00%		09/13/2024	5,860,605
5,000,000	Synchrony Financial	3.75%		08/15/2021	5,025,450
755,000	Synchrony Financial	2.85%		07/25/2022	720,183
5,925,000	Union Pacific Corporation	3.20%		06/08/2021	5,983,878
6,705,000	Volkswagen Group of America Finance LLC	4.00	% ^	11/12/2021	6,636,757
12,774,000	Wells Fargo & Company	2.60%		01/15/2021	12,836,203
5,820,000	Welltower, Inc.	3.63%		03/15/2024	5,723,475

Total US Corporate Bonds (Cost $350,585,392)					342,812,739

US Government and Agency Mortgage Backed Obligations - 6.0%
31,331,822	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.31	% # ± I/O	03/25/2023	951,331
4,752,764	Federal Home Loan Mortgage Corporation, Pool 2B1122 (12 Month LIBOR USD + 1.65%, 1.65% Floor, 7.14% Cap)	3.65%		02/01/2043	4,834,578
1,565,902	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	1,657,896
1,659,766	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	1,757,963
13,603,006	Federal Home Loan Mortgage Corporation, Series 317-F3 (1 Month LIBOR USD + 0.52%, 0.52% Floor 6.50% Cap)	1.22%		11/15/2043	13,692,332
492,666	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	5.58	% I/F I/O	02/15/2038	105,069
10,333,936	Federal Home Loan Mortgage Corporation, Series 356-F5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	1.20%		09/15/2047	10,429,504
7,258,745	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	7,315,955
7,823,002	Federal Home Loan Mortgage Corporation, Series 4125-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		11/15/2042	7,725,543
1,508,027	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	1,611,381
13,029,232	Federal Home Loan Mortgage Corporation, Series 4718-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.05%		09/15/2047	12,845,177
12,566,722	Federal Home Loan Mortgage Corporation, Series 4734-A	3.00%		07/15/2042	13,300,322
15,611,031	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	16,094,096
9,431,346	Federal Home Loan Mortgage Corporation, Series 4771-NA	4.00%		11/15/2042	9,691,571
8,244,752	Federal Home Loan Mortgage Corporation, Series 4773-EA	4.00%		10/15/2042	8,573,572
7,767,778	Federal Home Loan Mortgage Corporation, Series 4824-EA	4.50%		02/15/2045	8,033,885
2,999,718	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.33% Cap)	3.89%		11/01/2042	3,047,467
5,643,702	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.49% Cap)	4.31%		07/01/2042	5,748,941
2,361,128	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	2,500,413
432,080	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	460,762
4,049,246	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	4,265,936
2,758,167	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.05%		05/01/2045	2,778,048
12,597,990	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.67%, 1.67% Floor, 7.72% Cap)	2.71%		05/01/2044	12,877,354
5,836,345	Federal National Mortgage Association, Series 2010-72-FA (1 Month LIBOR USD + 0.72%, 0.72% Floor, 6.50% Cap)	1.67%		07/25/2040	5,834,601
8,155,337	Federal National Mortgage Association, Series 2011-63-FX (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	1.30%		07/25/2041	8,059,655
845,701	Federal National Mortgage Association, Series 2012-134-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%		12/25/2042	835,841
2,403,818	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	2,443,930
9,267,489	Federal National Mortgage Association, Series 2013-20-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%		03/25/2043	9,160,838
4,027,412	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	4,278,147
1,163,049	Federal National Mortgage Association, Series 2014-66-QE	2.00%		01/25/2040	1,165,534
3,828,467	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	3,948,648
2,394,360	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	2,549,969
6,643,894	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	6,874,625
3,375,847	Federal National Mortgage Association, Series 2017-116-FB (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	1.02%		05/20/2044	3,333,951
6,951,487	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	7,269,151
6,012,656	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	6,233,939
5,013,058	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	5,085,984
12,256,510	Federal National Mortgage Association, Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		03/25/2048	11,861,110
8,576,443	Federal National Mortgage Association, Series 2018-16-FN (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	1.20%		03/25/2048	8,422,436
9,716,616	Federal National Mortgage Association, Series 2018-31-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		05/25/2048	9,556,001
9,940,905	Federal National Mortgage Association, Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		07/25/2048	9,653,114
14,306,191	Federal National Mortgage Association, Series 2018-57-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		08/25/2048	14,190,052
6,243,213	Federal National Mortgage Association, Series 2018-63-FC (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		09/25/2048	6,185,408
10,714,397	Federal National Mortgage Association, Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%		09/25/2048	10,578,502
15,833,240	Federal National Mortgage Association, Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	1.25%		10/25/2048	15,613,030
6,653,996	Federal National Mortgage Association, Series 2018-80-FG (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.30%		10/25/2048	6,606,277
8,609,247	Government National Mortgage Association, Series 2010-116-FA (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.50% Cap)	1.37%		09/20/2040	8,548,759
8,163,729	Government National Mortgage Association, Series 2011-156-FJ (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	1.17%		04/20/2040	8,048,343
11,229,450	Government National Mortgage Association, Series 2011-28-FG (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	1.27%		12/20/2040	11,119,591

6,892,221	Government National Mortgage Association, Series 2013-129-FN (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	1.12%		09/20/2043	6,789,246
9,127,209	Government National Mortgage Association, Series 2019-42-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	1.22%		04/20/2049	9,036,545

Total US Government and Agency Mortgage Backed Obligations (Cost $351,318,338)					353,582,323

US Government and Agency Obligations - 24.9%
88,750,000	United States Treasury Notes	1.38%		09/15/2020	89,259,619
173,700,000	United States Treasury Notes	2.88%		10/31/2020	176,464,951
202,950,000	United States Treasury Notes	2.75%		11/30/2020	206,473,878
200,900,000	United States Treasury Notes	2.75%		09/15/2021	208,284,644
232,150,000	United States Treasury Notes	1.50%		10/31/2021	236,870,081
241,850,000	United States Treasury Notes	1.63%		04/30/2023	251,788,524
276,850,000	United States Treasury Notes	2.25%		12/31/2023	296,770,221

Total US Government and Agency Obligations (Cost $1,422,660,193)					1,465,911,918

Affiliated Mutual Funds - 3.3%
19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				195,175,073

Total Affiliated Mutual Funds (Cost $199,501,692)					195,175,073

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				—

Total Warrants (Cost $–)					—

Short Term Investments - 13.5%
263,710,739	First American Government Obligations Fund - Class U	0.47	% ♦		263,710,739
263,710,739	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36	% ♦		263,710,739
263,710,739	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26	% ♦		263,710,739

Total Short Term Investments (Cost $791,132,217)					791,132,217

Total Investments - 116.7% (Cost $7,250,267,312)					6,862,998,265
Liabilities in Excess of Other Assets - (16.7)%					(982,302,825)

NET ASSETS - 100.0%					$5,880,695,440

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

†	Perpetual Maturity
Þ	Value determined using significant unobservable inputs.
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
I/O	Interest only security
P/O	Principal only security
ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At March 31, 2020, the value of these securities amounted to $352,982 or 0.0% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real
*	Non-income producing security
♦	Seven-day yield as of March 31, 2020
~	Represents less than 0.05% of net assets

DoubleLine Flexible Income Fund

Schedule of Investments

March 31, 2020

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.3%
2,889,085	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30	% ^	06/15/2043	1,983,915
2,454,942	Castlelake Aircraft Securitization Trust, Series 2019-1A-C	6.90	% ^	04/15/2039	1,755,176
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22	% ^	07/26/2049	5,484,487
1,706,388	GAIA Aviation Ltd., Series 2019-1-C	7.00	% ^§	12/15/2044	1,107,258
4,434,311	Harley Marine Financing LLC, Series 2018-1A-A2	5.68	% ^	05/15/2043	3,998,285
2,667,495	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	2,522,429
1,856,589	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90	% ^	07/15/2039	1,253,274
1,950,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	1,971,680
1,138,840	JOL Air Ltd., Series 2019-1-B	4.95	% ^	04/15/2044	744,027
5,162,637	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00	% ^ P/O	06/22/2043	4,286,955
24,339	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	23,920
213,922	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	210,225
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% # ^	01/26/2026	479,361
239,958	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	239,109
597,670	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	566,288
101,275	Springleaf Funding Trust, Series 2016-AA-A	2.90	% ^	11/15/2029	100,450
2,000,000	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	1,920,235
1,911,811	Sunnova Helios Issuer LLC, Series 2019-AA-B	4.49	% ^	06/20/2046	1,695,427
2,917,500	Taco Bell Funding LLC, Series 2016-1A-A2II	4.38	% ^	05/25/2046	2,856,515
4,904,219	Vivint Colar Financing LLC, Series 2018-1A-A	4.73	% ^	04/30/2048	4,060,762
8,203,125	Wave LLC, Series 2019-1-C	6.41	% ^	09/15/2044	5,099,177
1,354,237	Willis Engine Structured Trust, Series 2018-A-A	4.75	% ^§	09/15/2043	912,452
4,530,800	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% ^	10/15/2038	3,711,482

Total Asset Backed Obligations (Cost $57,159,915)					46,982,889

Bank Loans - 4.9%
705,928	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.67%		11/19/2026	654,748
300,033	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.53%		02/27/2025	247,152
252,717	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.00%		10/13/2025	224,286
115,759	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.23%		07/31/2026	108,235

227,663	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.44%		01/05/2026	219,694
349,606	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		04/22/2024	249,774
410,000	Aldevron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		10/13/2026	387,450
371,985	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		08/01/2025	327,347
370,651	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		02/27/2023	335,902
279,171	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.50%		04/04/2024	268,702
407,298	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		05/09/2025	374,103
349,204	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	324,760
150,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%		06/16/2025	115,200
445,080	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.75%		07/31/2024	407,248
75,000	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		02/01/2027	70,125
75,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.69%		01/29/2027	62,297
445,408	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.70%		12/15/2023	360,558
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
177,819	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	120,028
22,713	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%		09/02/2024	15,331
2,155	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	1,455
370,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/11/2025	349,034
170,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/15/2027	158,950
185,000	Arconic Corporation, Senior Secured First Lien Term Loan	4.66	% ±	02/04/2027	169,275
144,885	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		03/20/2024	119,530
20,957	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		11/04/2024	20,224
102,881	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	95,358
345,323	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.28%		02/11/2026	324,603
339,891	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		02/27/2026	260,867
168,974	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.25%		11/21/2024	160,948
267,126	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	230,396
468,675	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		07/24/2026	434,696
113,258	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		09/25/2024	95,703
335,750	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.36%		11/27/2025	320,641
115,500	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.61%		06/02/2025	110,543
53,400	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.86%		10/03/2022	51,509

416,691	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%	06/16/2025	344,959
376,876	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.62%	09/30/2024	300,935
189,513	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%	06/21/2024	153,712
366,222	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.92%	05/21/2025	193,182
252,828	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%	06/28/2024	95,758
245,000	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.77%	11/02/2026	226,747
49,750	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.99%	08/12/2026	47,511
463,838	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	10/30/2026	442,965
377,632	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%	11/01/2024	327,596
219,596	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	05/18/2026	214,106
322,474	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/07/2023	264,428
239,400	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	03/15/2027	224,888
589,778	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%	10/04/2024	486,567
223,374	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	05/16/2024	196,941
188,495	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%	06/07/2023	169,959
407,446	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%	03/31/2025	368,739
177,697	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	10/02/2024	171,782
74,625	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	08/21/2026	63,431
223,715	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.20%	09/18/2024	143,290
380,230	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	12/20/2024	346,010
175,000	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	12/11/2026	141,094
168,876	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	5.39%	06/02/2025	79,931
188,334	CPM Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	4.84%	11/17/2025	156,129
253,119	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%	07/17/2025	243,417
133,650	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.86%	01/15/2026	128,972
309,225	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.11%	04/15/2027	299,432
311,457	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%	07/03/2020	257,731
361,885	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	11/29/2024	263,574
114,404	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	03/17/2025	98,388
296,750	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	05/01/2024	198,377

44,888	Dealer Tire, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		12/12/2025	37,331
280,000	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan	4.75	% ±	02/25/2027	240,800
295,496	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/13/2025	291,803
389,324	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	309,513
268,626	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.78%		09/06/2024	205,052
79,600	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%		08/24/2026	62,486
155,573	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.87%		05/27/2024	123,194
377,742	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	4.96%		02/06/2026	343,273
78,339	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	63,553
145,711	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	118,208
54,855	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.24%		08/22/2025	52,113
421,590	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	5.74%		11/15/2024	344,756
190,166	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	141,483
180,000	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan	3.55	% ±	02/26/2027	172,350
351,131	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		10/10/2025	188,148
222,304	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	165,131
183,215	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%		09/18/2026	164,893
414,606	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.95%		12/02/2024	362,781
73,711	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.62%		11/29/2024	66,893
378,330	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%		03/31/2025	334,349
355,101	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.24%		10/01/2025	342,820
195,000	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.43%		12/29/2023	179,400
185,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.68%		06/30/2025	170,200
179,877	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	129,286
297,593	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.50%		02/26/2025	271,554
48,694	Foresight Energy LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00	% &	09/10/2020	47,233
531,271	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36	% Ω	03/28/2022	90,316
390,063	Forest City Enterprises L.P., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%		12/08/2025	339,354
226,079	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	189,152
225,000	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		01/29/2027	216,000
148,609	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.50%		08/18/2025	143,408

178,291	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	05/02/2025	132,827
125,000	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	03/01/2027	118,281
110,000	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/01/2024	96,910
175,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%	03/01/2024	21,000
270,000	Genesee & Wyoming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%	12/30/2026	260,551
463,212	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	12/01/2023	437,736
254,689	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%	02/19/2026	206,934
467,254	GOBP Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%	10/22/2025	439,218
	Golden Nugget, Inc., Senior Secured First Lien Term Loan
201,756	(3 Month LIBOR USD + 2.50%, 0.75% Floor)	3.70%	10/04/2023	158,378
236,360	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.10%	10/04/2023	185,543
370,605	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.74%	10/10/2025	350,222
338,548	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	02/12/2025	296,230
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	01/02/2026	566,346
483,788	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.50%	11/15/2027	461,613
222,598	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%	06/02/2025	161,940
	Gulf Finance LLC, Senior Secured First Lien Term Loan
131,231	Gulf Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%	08/25/2023	68,372
218,033	Gulf Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%	08/25/2023	113,595
177,088	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.49%	08/18/2023	162,567
108,202	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	08/05/2024	86,562
413,963	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	5.49%	08/06/2026	349,798
173,688	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.94%	07/01/2026	147,472
263,835	H-Food Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.68%	05/23/2025	223,820
696,560	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.70%	06/22/2026	663,474
189,038	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	07/21/2025	159,737
336,215	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.85%	07/01/2024	315,622
106,771	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%	07/07/2025	97,962
96,750	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.25%	06/29/2026	92,880
264,338	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.99%	05/01/2026	225,101
140,000	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	02/25/2027	122,734

227,473	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.68%		11/27/2023	210,839
157,169	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	130,974
698,479	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.74%		01/17/2025	644,930
348,108	IRB Holding Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	272,558
174,467	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.11%		12/01/2025	139,791
601,929	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		01/02/2026	574,842
564,588	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	543,820
539,550	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%		05/01/2026	509,103
146,380	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	57,298
362,379	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.19%		09/19/2026	337,013
214,553	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		02/05/2027	192,471
319,200	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	251,103
281,183	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	239,006
195,256	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	138,253
372,608	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/15/2023	337,055
394,502	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%		11/01/2023	363,496
107,945	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		03/01/2027	101,806
391,300	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.36%		06/10/2022	294,453
104,733	Lineage Logistics, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	99,365
106,616	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/24/2025	97,287
346,930	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		05/22/2026	211,627
360,198	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	208,614
284,758	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		03/20/2025	231,010
125,936	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00	% Ω	05/12/2025	38,760
45,877	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24	% &	08/31/2026	38,537
183,224	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%		08/31/2026	153,909
142,827	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.95%		03/02/2026	127,830
452,270	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%		03/27/2026	383,674
4,454	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.19	% ±	05/14/2026	3,738
367,870	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.86%		05/14/2026	308,748

75,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%	12/01/2025	59,000
179,153	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	11/28/2025	128,094
13,325	Motion Finco, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.70%	11/04/2026	11,015
101,387	Motion Finco, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.32%	11/04/2026	83,813
319,130	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.20%	06/07/2023	287,217
169,851	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.67%	10/19/2026	151,167
119,400	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.49%	08/28/2026	109,251
211,177	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.70%	08/14/2026	202,202
119,400	ON Semiconductor Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.99%	09/18/2026	112,982
98,750	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.11%	10/24/2025	81,469
148,981	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%	04/30/2026	137,062
305,912	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%	09/27/2024	264,232
109,784	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.49%	05/29/2026	91,011
94,048	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.24%	10/15/2025	72,139
109,720	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	03/03/2025	90,519
257,201	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	07/24/2026	241,341
180,707	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.56%	04/12/2025	154,957
184,169	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/29/2024	128,182
468,228	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	12/06/2024	419,064
212,484	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%	03/06/2025	178,840
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%	03/11/2026	80,104
274,338	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%	07/31/2026	241,417
65,000	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.28%	01/22/2027	61,100
348,650	Prime Security Services Borrower, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.27%	09/23/2026	316,749
215,958	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.68%	03/07/2025	173,846
109,725	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.49%	02/12/2027	95,461
386,900	Radiate Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.99%	02/01/2024	361,752
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
148,697	Radiology Partners, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.98%	07/09/2025	124,608
173,427	Radiology Partners, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.99%	07/09/2025	145,332

134,924	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%		11/14/2025	125,986
459,492	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		05/30/2025	389,419
383,336	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00	% Ω	12/17/2021	293,684
66,566	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	63,571
145,000	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.50%		02/04/2027	137,677
10,000	Rockwood Service Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%		01/23/2027	8,650
197,500	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	185,403
199,500	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		02/11/2027	186,532
165,000	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%		03/12/2027	156,337
332,757	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/01/2024	264,542
419,250	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		12/31/2025	375,054
114,713	ServiceMaster Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		11/05/2026	110,468
374,018	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.74%		08/01/2025	328,513
587,050	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.21%		09/30/2026	560,633
139,291	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	125,362
337,450	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%		04/17/2026	299,403
313,676	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.13%		01/23/2025	270,546
340,198	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%		06/26/2025	274,427
20,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%		06/26/2026	13,900
397,240	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.70%		09/30/2022	381,350
375,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	331,290
484,341	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.74%		06/27/2025	434,294
166,942	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.70%		12/30/2022	89,731
230,865	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	5.00	% Ω	05/15/2025	58,293
369,234	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.74%		04/16/2025	349,273
215,833	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	6.02%		04/16/2026	172,450
189,672	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.86%		10/01/2025	172,127
334,313	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		07/10/2025	322,194
75,000	STG-Fairway Holdings, LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.57%		02/01/2027	64,875
99,750	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.32%		10/01/2026	90,772

375,000	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	03/05/2027	336,562
80,779	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%	10/01/2024	69,874
144,496	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%	04/01/2025	97,535
194,150	TAMKO Building Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	05/29/2026	183,471
184,256	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/06/2024	118,845
219,450	Telesat LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.74%	12/07/2026	210,672
124,688	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.70%	12/17/2026	113,154
321,532	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%	07/21/2025	276,919
139,850	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	06/30/2026	132,857
35,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%	03/03/2028	33,425
270,064	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.45%	03/28/2025	224,750
426,943	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	02/01/2023	348,920
106,552	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.74%	11/13/2026	102,716
561,539	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.24%	12/09/2025	517,551
297,268	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%	01/25/2024	228,401
240,818	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%	05/29/2026	157,977
194,008	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.32%	10/17/2024	162,966
183,538	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	08/13/2026	158,760
288,550	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%	05/04/2026	271,717
184,534	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	10/22/2025	159,853
79,800	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.45%	07/01/2026	70,984
113,083	Univision Communications Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	03/15/2024	97,322
155,000	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	11/20/2026	129,425
592,025	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%, 0.75% Floor)	3.07%	09/14/2026	545,847
276,260	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	12/08/2023	235,512
190,883	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%	10/28/2024	145,608
454,489	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	08/27/2025	431,765
303,409	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%	07/02/2025	270,673
595,000	VICI Properties LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.67%	12/20/2024	553,722
132,945	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	3.94%	07/01/2026	117,657

110,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.2%		01/31/2028	102,575
693,447	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.55%		12/31/2025	662,708
154,531	VS Buyer, LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.86%		02/26/2027	149,123
	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan
278,680	(6 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	252,206
43,986	(3 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	39,807
185,000	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.95%		10/10/2025	153,550
298,502	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.73%		07/31/2026	250,213
469,166	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.45%		12/02/2024	400,668
446,025	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.36%		04/30/2025	340,094
109,725	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		09/30/2026	102,044
50,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.2%		04/28/2028	47,750

Total Bank Loans (Cost $63,571,459)					54,546,251

Collateralized Loan Obligations - 15.4%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.33	% ^	07/15/2026	225,033
2,500,000	AIMCO, Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.28	% ^	01/15/2028	2,087,500
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.43	% ^	04/15/2031	1,508,820
1,500,000	Apidos Ltd., Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.27	% ^	07/18/2027	1,233,896
2,500,000	Apidos Ltd., Series 2016-24A-CR (3 Month LIBOR USD + 3.05%)	4.87	% ^	10/20/2030	1,923,568
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	4.54	% ^	07/25/2030	1,892,394
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	4.51	% ^	11/21/2030	1,822,016
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	4.79	% ^	08/23/2030	760,321
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.21	% ^	05/28/2030	2,399,130
1,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.77	% ^	10/20/2030	1,165,115
1,737,500	Babson Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.27	% ^	10/20/2030	1,175,244
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	4.72	% ^	07/20/2029	3,272,078
2,000,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68	% ^	04/15/2031	1,562,648
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	4.70	% ^	10/22/2030	2,869,655
1,750,000	BlueMountain Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.57	% ^	07/18/2027	1,390,270
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	4.42	% ^	04/20/2031	349,296
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	4.79	% ^	11/15/2030	688,815
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	4.82	% ^	10/20/2030	767,416
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	4.83	% ^	07/15/2030	1,547,251

2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.52	% ^	01/30/2031	1,489,366
2,000,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.48	% ^	04/15/2029	1,642,880
10,000,000	Canyon Capital Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	3.53	% ^	07/15/2030	8,993,362
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.73	% ^	07/15/2031	1,927,365
1,250,000	Carlyle Global Market Strategies Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	4.22	% ^	01/18/2029	946,475
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.83	% ^	04/15/2030	1,141,122
3,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.16	% ^	07/20/2030	2,815,866
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	4.84	% ^	08/15/2030	1,953,639
3,900,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68	% ^	04/15/2029	3,365,540
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.33	% ^	01/15/2031	2,141,695
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	4.98	% ^	10/15/2030	730,676
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.08	% ^	07/15/2030	793,259
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	4.47	% ^	11/28/2030	4,174,215
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	4.72	% ^	07/21/2030	1,883,850
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	4.33	% ^	04/15/2031	1,099,201
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.46	% ^	08/01/2025	240,743
250,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.80	% ^Þ	04/28/2025	180,404
2,000,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	3.30	% ^	04/20/2031	1,718,776
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	4.72	% ^	10/20/2029	1,453,539
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.83	% ^	10/15/2030	1,121,322
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	4.57	% ^	07/20/2031	2,146,658
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	7.53	% ^	07/15/2027	861,745
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	4.62	% ^	10/20/2027	1,650,259
5,000,000	LCM Ltd., Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.32	% ^	01/20/2031	3,434,403
1,500,000	LCM Ltd., Series 27A-D (3 Month LIBOR USD + 2.95%)	4.79	% ^	07/16/2031	1,080,300
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.24	% ^	01/27/2026	921,821
2,500,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.23	% ^	01/27/2026	1,768,971
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.32	% ^	04/20/2026	751,966
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	4.77	% ^	10/21/2030	382,600
3,000,000	Madison Park Funding Ltd., Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	5.39	% ^	04/25/2029	2,554,240
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.33	% ^	04/15/2029	772,163
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	4.32	% ^	04/20/2031	2,590,576
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.58	% ^	04/15/2029	863,816

6,500,000	Marble Point Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	3.96	% ^	07/23/2032	5,923,190
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.87	% ^	10/20/2030	758,329
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	4.22	% ^	04/20/2027	841,026
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	4.33	% ^	01/15/2028	3,374,178
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.07	% ^	10/18/2029	1,128,291
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.47	% ^	10/18/2030	755,199
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	4.67	% ^	04/20/2030	1,122,838
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.83	% ^	07/15/2029	3,560,870
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.65	% ^	02/14/2031	381,180
2,500,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.32	% ^	03/17/2030	2,165,019
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	5.52	% ^	07/20/2030	1,689,888
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.02	% ^	03/17/2030	788,756
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.42	% ^	01/20/2031	3,165,645
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	4.64	% ^	07/25/2030	2,127,088
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.87	% ^	10/20/2030	759,236
3,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	4.78	% ^	04/15/2030	2,355,000
5,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.08	% ^	07/15/2032	4,411,063
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.43	% ^	01/15/2030	2,606,334
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	4.88	% ^	10/15/2031	1,085,168
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	4.48	% ^	04/15/2028	857,430
3,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.22	% ^	10/20/2026	2,576,527
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.02	% ^	07/20/2032	5,520,347
5,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.06	% ^	10/15/2031	4,739,775
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	4.78	% ^	10/15/2030	2,858,537
1,500,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.37	% ^	07/20/2030	1,204,443
1,000,000	Westcott Park Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 3.25%)	5.07	% ^	07/20/2028	851,611
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	8.57	% ^	10/18/2030	1,265,353
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	4.82	% ^	07/18/2031	1,387,371
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.73	% ^	01/15/2031	2,802,780
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58	% ^	01/15/2031	1,153,956
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.38	% ^	10/15/2027	5,590,298
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	4.68	% ^	07/15/2028	2,507,631
2,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	5.57	% ^	04/18/2029	1,503,236

1,750,000	Wind River Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.24	% ^	04/18/2029	1,082,579
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.34	% ^	11/20/2030	1,058,634
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	4.73	% ^	07/15/2030	1,046,188
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	4.83	% ^	07/15/2030	2,413,084
2,500,000	York Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.05%)	3.85	% ^	07/22/2032	2,176,498

Total Collateralized Loan Obligations (Cost $216,176,245)					169,827,855

Foreign Corporate Bonds - 15.1%
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,109,976
500,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	430,175
150,000	Adecoagro S.A.	6.00%		09/21/2027	117,083
500,000	AES Andres B.V.	7.95	% ^	05/11/2026	468,250
2,200,000	AES Dominicana	7.95%		05/11/2026	2,060,300
600,000	AES Gener S.A.	5.00%		07/14/2025	557,581
200,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35	% ^	10/07/2079	152,900
1,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	764,500
1,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,024,565
1,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% ^	03/26/2079	1,418,628
500,000	AI Candelaria Spain SLU	7.50%		12/15/2028	374,271
400,000	AI Candelaria Spain SLU	7.50	% ^	12/15/2028	299,417
270,000	Aker BP ASA	4.75	% ^	06/15/2024	227,161
320,000	Alcoa Nederland Holding B.V.	6.13	% ^	05/15/2028	292,976
200,000	Altice Financing S.A.	5.00	% ^	01/15/2028	178,500
200,000	Altice France Holding S.A.	6.00	% ^	02/15/2028	177,436
615,000	Altice France S.A.	7.38	% ^	05/01/2026	624,563
200,000	ARD Finance S.A. (PIK 9.13%)	6.50	% ^	06/30/2027	172,890
445,000	Ardagh Packaging Finance, Inc.	6.00	% ^	02/15/2025	449,583
225,000	Ardagh Packaging Finance, Inc.	5.25	% ^	08/15/2027	231,874
400,000	Avation Capital S.A.	6.50	% ^	05/15/2021	367,480
1,000,000	Banco Bradesco S.A.	5.75%		03/01/2022	1,014,686
3,200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% ^	02/15/2029	2,752,000
500,000	Banco de Bogota S.A.	5.38%		02/19/2023	489,378
200,000	Banco de Bogota S.A.	6.25%		05/12/2026	190,792
200,000	Banco de Reservas de la Republica Dominicana	7.00	% ^	02/01/2023	191,500
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	622,375
3,900,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25	% †	04/15/2024	3,081,975
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	281,191
100,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	98,000
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75	% ^	11/04/2026	122,002
2,100,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,281,021

2,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% †	01/10/2028	1,842,780
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% ^†	06/27/2029	152,752
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% †	06/27/2029	152,752
1,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	966,366
700,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	638,262
1,200,000	Banco Nacional de Desenvolvimento Economico e Social	4.75%		05/09/2024	1,156,806
1,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95	% ^	10/01/2028	1,350,613
1,500,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	1,365,840
1,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	1,500,250
200,000	Banistmo S.A.	3.65	% ^	09/19/2022	185,313
1,100,000	Banistmo S.A.	3.65%		09/19/2022	1,019,220
4,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,676,530
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	183,709
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88	% ^	09/13/2034	168,010
1,650,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,570,808
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	3,126,375
220,000	Bombardier, Inc.	6.00	% ^	10/15/2022	166,650
265,000	Bombardier, Inc.	7.88	% ^	04/15/2027	184,857
1,500,000	Braskem Idesa SAPI	7.45	% ^	11/15/2029	1,063,860
1,200,000	C&W Senior Financing DAC	7.50	% ^	10/15/2026	1,107,639
3,260,000	C&W Senior Financing DAC	6.88%		09/15/2027	2,834,464
100,000	Camelot Finance S.A.	4.50	% ^	11/01/2026	97,562
2,950,000	Canacol Energy Ltd.	7.25%		05/03/2025	2,562,827
300,000	Canacol Energy Ltd.	7.25	% ^	05/03/2025	260,626
200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	178,749
2,200,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	1,981,232
1,000,000	Comcel Trust	6.88%		02/06/2024	976,265
3,246,150	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	3,031,093
725,000	Connect Finco LLC	6.75	% ^	10/01/2026	601,750
500,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	476,771
400,000	Cosan Overseas Ltd.	8.25	% †	05/05/2020	360,726
200,000	Cosan Overseas Ltd.	7.00%		01/20/2027	187,861
1,400,000	Credito Real S.A.B. de C.V.	9.50	% ^	02/07/2026	1,154,835
1,650,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% †	11/29/2022	1,271,020
1,550,000	CSN Islands Corporation	7.00	% †	06/23/2020	930,473
400,000	CSN Resources S.A.	7.63%		02/13/2023	280,502
1,600,000	CSN Resources S.A.	7.63	% ^	04/17/2026	1,050,808
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	416,364
2,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	09/07/2021	2,317,525
300,000	Delek & Avner Tamar Bond Ltd.	5.08	% ^	12/30/2023	294,211
520,000	Delek & Avner Tamar Bond Ltd.	5.41	% ^	12/30/2025	497,993
300,000	Digicel Group Ltd.	8.25	% ^	09/30/2022	52,500
2,028,641	Digicel Group Ltd. (PIK 9.13%)	9.13	% ^	04/01/2024	219,945
1,000,000	Docuformas SAPI de C.V.	10.25	% ^	07/24/2024	688,755
485,000	eG Global Finance PLC	8.50	% ^	10/30/2025	434,684
1,300,000	Empresa de Transmision Electrica S.A.	5.13	% ^	05/02/2049	1,326,396

908,600	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	875,475
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,136,936
1,000,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	964,595
500,000	Empresas Publicas de Medellin ESP	4.25	% ^	07/18/2029	430,521
969,516	ENA Norte Trust	4.95%		04/25/2023	968,309
1,000,000	ENTEL Chile S.A.	4.75%		08/01/2026	951,132
400,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	390,000
500,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	499,769
2,200,000	Freeport-McMoRan, Inc.	5.40%		11/14/2034	2,050,328
1,500,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	1,354,200
1,500,000	Fresnillo PLC	5.50%		11/13/2023	1,498,118
490,000	GW Honos Security Corporation	8.75	% ^	05/15/2025	454,460
475,000	Garda World Security Corporation	4.63	% ^	02/15/2027	428,687
2,900,000	Geopark Ltd.	6.50%		09/21/2024	1,671,111
300,000	Geopark Ltd.	5.50	% ^	01/17/2027	144,750
365,000	GFL Environmental, Inc.	5.13	% ^	12/15/2026	358,612
132,000	GFL Environmental, Inc.	8.50	% ^	05/01/2027	133,353
400,000	Gilex Holding Sarl	8.50	% ^	05/02/2023	343,698
750,000	Gilex Holding Sarl	8.50%		05/02/2023	644,434
1,500,000	Global Bank Corporation	4.50%		10/20/2021	1,470,000
700,000	Global Bank Corporation	4.50	% ^	10/20/2021	686,000
500,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25	% ^	04/16/2029	487,500
500,000	Globo Comunicacao e Participacoes S.A.	4.84%		06/08/2025	457,628
900,000	Globo Comunicacao e Participacoes S.A.	4.88	% ^	01/22/2030	773,775
600,000	GNL Quintero S.A.	4.63%		07/31/2029	575,126
1,500,000	Gohl Capital Ltd.	4.25%		01/24/2027	1,245,110
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	672,750
200,000	Gran Tierra Energy, Inc.	7.75	% ^	05/23/2027	52,250
600,000	Grupo Aval Ltd.	4.75%		09/26/2022	569,438
200,000	Grupo Aval Ltd.	4.38%		02/04/2030	161,250
900,000	Grupo Aval Ltd.	4.38	% ^	02/04/2030	725,625
1,200,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95	% †	04/17/2023	1,130,640
200,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	92,150
800,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	786,771
700,000	Industrial Senior Trust	5.50%		11/01/2022	682,325
2,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,212,500
380,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	236,077
300,000	Intelsat Jackson Holdings S.A.	8.50	% ^	10/15/2024	190,786
35,079	Invepar Holdings	0.00	% Ω Þ	12/30/2028	1,500
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	146,028
1,200,000	Inversiones CMPC S.A.	4.75%		09/15/2024	1,164,801
400,000	Israel Electric Corporation Ltd.	5.00	% ^	11/12/2024	420,002
2,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50	% †	03/19/2023	1,910,220
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13	% †	12/12/2022	568,200
900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 32.22%)	4.63	% ^†	02/27/2025	738,450
306,000	JBS Investments GMBH	6.25%		02/05/2023	302,942
1,400,000	JBS Investments GMBH	7.00	% ^	01/15/2026	1,402,856

600,000	JBS Investments GMBH	5.75	% ^	01/15/2028	585,630
2,250,000	JSL Europe S.A.	7.75%		07/26/2024	1,636,976
385,000	Kronos Acquisition Holdings, Inc.	9.00	% ^	08/15/2023	319,067
1,307,000	Latam Finance Ltd.	6.88%		04/11/2024	589,202
1,000,000	Latam Finance Ltd.	7.00	% ^	03/01/2026	461,025
1,249,690	LLPL Capital Pte Ltd.	6.88	% ^	02/04/2039	1,229,764
3,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,559,500
300,000	MARB BondCo PLC	7.00%		03/15/2024	269,624
1,000,000	MARB BondCo PLC	7.00	% ^	03/15/2024	898,745
1,800,000	MARB BondCo PLC	6.88%		01/19/2025	1,633,509
330,000	Mattamy Group Corporation	4.63	% ^	03/01/2030	285,656
500,000	Medco Bell Pte Ltd.	6.38	% ^	01/30/2027	296,247
142,000	MEG Energy Corporation	7.00	% ^	03/31/2024	66,386
480,000	MEG Energy Corporation	7.13	% ^	02/01/2027	242,400
1,400,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,365,007
200,000	Millicom International Cellular S.A.	6.63	% ^	10/15/2026	190,890
800,000	Millicom International Cellular S.A.	5.13%		01/15/2028	702,834
1,400,000	Millicom International Cellular S.A.	6.25	% ^	03/25/2029	1,260,770
1,800,000	Minejesa Capital B.V.	4.63%		08/10/2030	1,622,624
1,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,068,366
2,400,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	2,205,498
200,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	176,790
400,000	NBM US Holdings, Inc.	7.00	% ^	05/14/2026	365,847
700,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65	% ^†	01/15/2025	566,650
700,000	Nexa Resources S.A.	5.38%		05/04/2027	544,992
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	191,740
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	782,712
200,000	ONGC Videsh Ltd.	3.75%		07/27/2026	180,399
1,000,000	Operadora de Servicios Mega S.A.	8.25	% ^	02/11/2025	688,750
800,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	710,834
400,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	412,475
2,300,000	Pampa Energia S.A.	7.50%		01/24/2027	1,551,728
150,000	Pampa Energia S.A.	9.13%		04/15/2029	101,033
1,334,825	Panama Metro Line SP	0.00	% ^	12/05/2022	1,239,299
1,331,654	Panama Metro Line SP	0.00%		12/05/2022	1,236,356
415,000	Parkland Fuel Corporation	5.88	% ^	07/15/2027	391,324
2,800,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	2,655,940
500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	510,552
300,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	294,067
2,200,000	Radiant Access Ltd.	4.60	% †	05/18/2020	2,066,350
900,000	SACI Falabella	3.75%		04/30/2023	860,662
200,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	193,051
2,300,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	2,091,169
150,000	Starfruit Finco B.V.	8.00	% ^	10/01/2026	143,509
500,000	Stars Group Holdings B.V.	7.00	% ^	07/15/2026	472,875
1,726,887	Stoneway Capital Corporation	0.00	% Ω	03/01/2027	259,050
1,300,000	SUAM Finance B.V.	4.88%		04/17/2024	1,282,119

585,000	Superior Plus LP	7.00	% ^	07/15/2026	575,372
3,000,000	Syngenta Finance N.V.	5.68%		04/24/2048	2,421,840
200,000	Syngenta Finance N.V.	5.68	% ^	04/24/2048	161,456
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	169,675
900,000	Telefonica Celular del Paragu	5.88	% ^	04/15/2027	819,412
1,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	970,946
300,000	Telesat LLC	4.88	% ^	06/01/2027	288,690
750,000	Tervita Escrow Corporation	7.63	% ^	12/01/2021	530,063
125,000	Titan Acquisition Ltd.	7.75	% ^	04/15/2026	105,246
1,000,000	Transelec S.A.	4.63%		07/26/2023	1,019,005
200,000	Transelec S.A.	4.25%		01/14/2025	191,749
800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	762,042
400,000	Trivium Packaging Finance BV	5.50	% ^	08/15/2026	400,249
400,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	243,421
3,200,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% †	01/29/2025	1,950,464
1,100,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,084,699
3,241,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% †	10/19/2023	3,090,940
3,000,000	UPL Corporation	3.25%		10/13/2021	2,774,922
1,100,000	Vedanta Resources Finance PLC	9.25	% ^	04/23/2026	467,500
2,700,000	Vedanta Resources Ltd.	6.13%		08/09/2024	1,024,008
453,000	VTR Finance B.V.	6.88	% ^	01/15/2024	423,555
3,250,000	VTR Finance B.V.	6.88%		01/15/2024	3,038,750
1,850,000	YPF S.A.	8.50%		07/28/2025	970,778
600,000	YPF S.A.	6.95%		07/21/2027	314,306

Total Foreign Corporate Bonds (Cost $196,776,203)					167,110,627

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.2%
1,200,000	Dominican Republic International Bond	4.50	% ^	01/30/2030	1,049,400
800,000	Dominican Republic International Bond	6.40	% ^	06/05/2049	712,244

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $1,980,800)					1,761,644

Non-Agency Commercial Mortgage Backed Obligations - 10.8%
916,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% # ^	05/15/2035	784,383
916,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% # ^	05/15/2035	771,575
1,017,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35	% ^	09/14/2036	723,369
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	12/15/2036	1,227,585
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10	% ^	06/15/2035	1,434,057
1,399,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	3.05	% ^	03/15/2036	1,231,293
11,801,548	BANK, Series 2017-BNK5-XA	1.08	% # I/O	06/15/2060	616,967
61,275,014	BANK, Series 2018-BN11-XA	0.49	% # I/O	03/15/2061	1,925,953
465,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.20	% ^	08/15/2036	286,578
240,000	BBCMS Mortgage Trust, Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	3.10	% ^	07/15/2037	221,785
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2037	1,741,997
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	3.14	% ^	03/15/2037	788,973
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	11/25/2034	1,615,295
1,430,000	BB-UBS Trust, Series 2012-TFT-TE	3.56	% # ^	06/05/2030	1,404,939
2,424,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	3.24	% ^	10/15/2034	1,454,400
1,944,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	07/15/2035	1,407,512
2,373,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	2.48	% ^	08/15/2036	1,990,458
925,000	Bsprt Issuer Ltd., Series 2018-FL4-D (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.45	% ^	09/15/2035	614,525
487,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.03	% ^	03/15/2037	421,166
2,000,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	04/15/2034	1,793,047
2,538,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.60	% ^	04/15/2034	2,195,353
505,302	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	415,374
419,050	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.75	% ^	07/15/2034	328,949
710,600	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	07/15/2034	559,025
611,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.67	% ^	05/15/2035	504,200
530,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	3.12	% ^	05/15/2035	438,215
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.62	% ^	05/15/2035	279,711
2,372,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	08/15/2036	2,296,643
2,115,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	10/15/2035	1,832,752

9,437,448	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.02	% # I/O	02/10/2050	459,692
4,468,027	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.70	% # I/O	05/10/2058	348,520
9,313,983	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.61	% # I/O	06/15/2050	736,154
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% # ^ I/O	02/15/2033	917,105
454,031	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	2.85	% ^	07/15/2032	391,714
444,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	4.45	% ^	11/15/2036	342,744
1,753,331	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.99	% # I/O	10/10/2047	65,728
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% # ^	02/10/2048	75,399
2,502,998	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.97	% # I/O	07/10/2049	217,753
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	3.50	% ^	12/15/2036	350,855
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	4.35	% ^	12/15/2036	660,220
2,051,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.70	% ^	12/15/2036	1,988,571
1,187,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.59	% # ^Þ	10/15/2045	444,116
2,516,538	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.66	% # I/O	08/10/2046	49,465
1,006,792	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.97	% # I/O	05/10/2047	33,121
12,020,738	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.84	% # I/O	08/10/2048	432,537
7,928,624	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.09	% # I/O	10/10/2048	307,869
1,227,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.31	% #	02/10/2048	1,088,803
2,058,964	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.03	% # I/O	02/10/2048	76,914
815,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.36	% #	07/10/2048	713,415
11,020,033	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.75	% # I/O	07/10/2048	303,386
406,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.65	% #	10/10/2048	356,353
3,482,632	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.00	% # I/O	02/10/2049	156,749
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	2.88	% ^	09/15/2033	2,112,303
2,692	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	2,645
2,018,458	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55	% # ^ I/O	09/15/2037	50,166
2,446,089	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.84	% # I/O	04/15/2050	81,306
45,511,912	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.62	% # I/O	08/15/2051	1,826,825
1,229,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	4.00	% ^	07/15/2032	1,053,823
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.15	% ^	06/15/2033	1,412,635
2,518,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.10	% # ^	12/10/2036	1,621,609
123,569	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.57	% ^	07/25/2023	107,801
100,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37	% ^	06/10/2028	100,749
2,488,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84	% ^	12/15/2036	1,689,174
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	3.10	% ^	09/15/2037	1,756,831
2,521,506	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.50	% # I/O	02/10/2046	87,292
8,111,256	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.74	% # I/O	09/10/2047	202,836

850,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.80	% ^	07/15/2031	637,285
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	07/15/2031	635,652
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.63	% ^	07/15/2031	636,703
2,302,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	2.58	% ^	06/15/2036	2,219,626
165,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51	% # ^	11/10/2047	124,719
7,211,675	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.78	% # I/O	11/10/2048	268,152
7,307,934	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.65	% # I/O	05/10/2049	497,911
169,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.74	% # ^	03/10/2033	151,868
336,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.74	% # ^	03/10/2033	285,118
457,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.74	% # ^	03/10/2033	373,963
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.74	% # ^	03/10/2033	351,802
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.74	% # ^	03/10/2033	433,441
725,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.30	% ^	08/15/2032	589,702
2,377,000	GSCG Trust, Series 2019-600C-E	4.12	% # ^	09/06/2034	1,944,960
1,390,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35	% ^	12/15/2034	1,069,645
1,971,129	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2036	1,180,833
1,263,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	3.10	% ^	08/15/2034	1,111,256
502,484	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	06/15/2034	412,917
502,484	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55	% ^	06/15/2034	411,598
49,966	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	06/15/2032	46,601
536,096	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.30	% ^	06/15/2032	460,294
212,737	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	2.80	% ^	06/15/2032	175,945
68,076	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	3.70	% ^	06/15/2035	53,379
265,832	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	262,493
6,149,695	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.73	% # I/O	12/15/2049	178,240
1,431,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01	% # ^	10/05/2031	1,194,564
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/05/2033	1,670,316
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% ^	05/05/2032	677,285
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% # ^	05/05/2032	666,372
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% # ^	05/05/2032	768,164
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% # ^	05/05/2032	749,957
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% # ^	05/05/2032	733,980
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	1,412,544
1,663,226	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.82	% # I/O	02/15/2047	42,978

100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.47	% #	09/15/2047	89,820
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.45	% #	11/15/2047	134,014
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% #	01/15/2048	377,593
2,230,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.18	% #	05/15/2048	1,938,779
4,945,066	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.74	% # I/O	05/15/2048	126,624
5,327,717	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.88	% # I/O	08/15/2048	187,073
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62	% #	12/15/2048	412,015
2,555,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	3.70	% ^	07/15/2036	1,583,371
2,532,000	LCCM, Series 2017-LC26-C	4.71	% ^	07/12/2050	2,137,739
3,978,719	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.84	% # ^ I/O	03/10/2049	211,222
15,298,667	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.00	% # ^ I/O	03/10/2050	575,117
2,957,000	Madison Avenue Trust, Series 2013-650M-E	4.03	% # ^	10/12/2032	2,930,753
2,538,000	MFT Trust, Series 2020-ABC-D	3.48	% # ^	02/06/2030	1,402,100
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% # ^	02/12/2040	1,340,202
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.52	% #	10/15/2047	89,921
301,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-D	3.07	% ^	02/15/2048	235,625
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.16	% #	07/15/2050	311,803
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53	% #	12/15/2047	239,128
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.90	% ^	11/15/2034	259,840
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.85	% ^	11/15/2034	319,174
447,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05	% ^	11/15/2034	240,704
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.35	% ^	07/15/2035	430,634
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.25	% ^	07/15/2035	632,575
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.75	% ^	07/15/2035	421,807
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% ^	12/15/2036	1,997,335
935,654	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.85	% ^	08/15/2034	833,138
550,800	MSCG Trust, Series 2016-SNR-C	5.21	% ^	11/15/2034	542,082
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.86	% ^	06/15/2035	1,702,172
71,041,072	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-XCP	0.62	% # ^ I/O	06/15/2021	280,612
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% # ^	01/15/2037	958,147
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% # ^	01/15/2037	545,491
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% # ^	01/15/2037	468,933
2,047,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.60	% ^	02/15/2036	1,846,087
2,221,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	1,839,212
680,000	PFP Ltd., Series 2019-5-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.35	% ^	04/14/2036	482,117
1,573,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%)	3.05	% ^	07/15/2038	1,120,237

1,283,167	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.19	% ^	11/11/2034	1,085,401
1,541,000	TPG Finance Ltd., Series 2018-FL2-D (1 Month LIBOR USD + 2.70%)	3.50	% ^	11/15/2037	1,035,466
1,800,000	TRTX Issuer Ltd., Series 2019-FL3-D (1 Month LIBOR USD + 2.45%, 2.45% Floor)	3.25	% ^	09/15/2034	1,319,791
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% #	02/15/2051	914,763
15,858,095	UBS Commercial Mortgage Trust, Series 2018-C8-XA	0.88	% # I/O	02/15/2051	848,776
1,389,673	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.45	% ^	09/15/2036	979,168
150,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/15/2050	92,988
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	172,029
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.11	% #	05/15/2048	346,438
10,305,878	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% # I/O	09/15/2058	407,120
5,581,972	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.01	% # I/O	11/15/2048	254,225
2,109,702	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.11	% # I/O	05/15/2048	92,131
7,138,017	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.71	% # I/O	07/15/2058	210,380
2,517,295	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.72	% # I/O	03/15/2059	169,940
15,423,270	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.06	% # I/O	07/15/2050	871,211
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.51	% #	11/15/2050	2,002,921
3,017,115	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.50	% # I/O	01/15/2060	217,230
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.94	% #	09/15/2061	1,893,520
3,342,399	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.04	% # I/O	08/15/2047	118,032
4,896,329	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.63	% # I/O	11/15/2049	327,426

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $149,065,154)					118,961,672

Non-Agency Residential Collateralized Mortgage Obligations - 24.0%
4,161,821	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	1.04%		01/25/2037	2,889,357
4,902,544	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75	% ^§	07/25/2060	4,918,569
8,260,406	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.19	% ^ Δ	10/27/2046	5,754,475
724,474	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	1.45%		04/20/2035	698,291
5,888,077	Bayview Koitere Fund Trust, Series 2018-SBR4-A1	4.38	% ^§	06/28/2033	5,923,459
1,974,354	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	4.08	% #	07/25/2036	1,680,453
1,139,503	Bear Stearns Alt-A Trust, Series 2006-4-22A1	3.89	% #	08/25/2036	962,164
2,647,638	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.55%		06/25/2037	938,428
7,101,712	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	5,399,693
6,390,161	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	4,788,566
5,711,078	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	4,289,858

8,688,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	3.70	% ^	05/25/2023	8,077,990
13,420,000	CIM Trust, Series 2017-3RR-B2	10.50	% # ^Þ	01/27/2057	13,218,700
2,852,435	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.09	% ^	09/25/2036	2,582,049
4,020,428	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	1.20%		09/25/2036	3,437,371
1,172,996	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	919,642
1,059,963	Civic Mortgage LLC, Series 2018-2-A2	5.32	% ^§	11/25/2022	1,055,126
12,300,000	Connecticut Avenue Securities Trust, Series 2020-R01-1M2 (1 Month LIBOR USD + 20.50%)	3.00	% ^	01/25/2040	7,486,228
422,144	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	359,925
628,262	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	335,691
445,452	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	360,106
631,379	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	458,870
364,802	Countrywide Home Loans, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.71%		02/20/2036	288,483
362,648	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	288,062
770,825	Countrywide Home Loans, Series 2007-HY1-1A1	3.73	% #	04/25/2037	657,993
352,650	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.08%		09/25/2036	175,291
615,584	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	434,745
304,118	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	239,980
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	4.17	% # ^	07/27/2036	1,400,995
184,421	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.82	% # ^	11/27/2037	179,458
184,385	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% # ^	07/27/2037	160,246
337,518	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	295,076
15,000,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% # ^	05/25/2024	15,223,512
500,000	GCAT LLC, Series 2019-NQM3-B1	3.95	% # ^	11/25/2059	414,494
13,951,379	Home Partners of America Trust, Series 2019-2-F	3.87	% ^	10/19/2039	11,555,718
1,076,929	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	1.22%		02/25/2037	896,869
1,986,688	IndyMac Mortgage Loan Trust, Series 2004-AR4-3A	4.12	% #	08/25/2034	1,834,391
2,052,558	IndyMac Mortgage Loan Trust, Series 2006-AR19-2A1	3.76	% #	08/25/2036	1,673,096
555,810	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	376,705
661,923	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.76	% #	04/25/2037	541,309
159,217	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	118,913
8,131,102	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.15%		06/25/2046	6,647,500
3,000,000	loanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50	% ^	10/16/2023	2,897,880
129,793	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.30	% #	04/25/2036	101,912
2,690,000	Mello Warehouse Securitization Trust, Series 2019-1-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	4.45	% ^	06/25/2052	2,600,124
345,246	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	213,394
729,838	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	466,878
8,787,777	MFA LLC, Series 2018-NPL2-A1	4.16	% ^§	07/25/2048	8,759,678
129,765	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	108,225
109,952	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A4	5.75%		02/25/2036	104,692
411,862	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.63	% #	02/25/2036	322,169

607,303	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75	% #	04/25/2037	358,219
10,575,554	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.01	% ^Þ	12/26/2046	7,299,303
3,642,827	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	1.13%		05/25/2036	2,898,260
5,835,807	New Residential Mortgage Loan Trust, Series 2018-FNT2-B	4.09	% ^	07/25/2054	5,833,547
12,366,400	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	1.11%		10/25/2036	7,942,658
19,729,164	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.36	% ^	05/27/2023	18,668,072
2,533,013	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.66	% ^	10/27/2022	2,456,318
17,600,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	3.30	% ^	04/25/2023	15,771,152
900,000	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A2	4.58	% ^§	07/27/2059	627,507
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68	% ^	10/17/2036	2,564,915
5,425,196	PRPM LLC, Series 2018-1A-A1	3.75	% # ^	04/25/2023	5,505,846
7,677,518	PRPM LLC, Series 2019-GS1-A2	4.75	% # ^	10/25/2024	7,677,760
228,438	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	209,670
513,506	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	455,611
1,935,903	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	1,177,213
410,751	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	258,541
5,928,246	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	5,118,808
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95	% # ^	02/25/2024	4,929,924
6,386,425	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	1.10%		06/25/2037	4,547,922
1,700,541	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.04	% #	12/25/2035	1,484,039
7,523,770	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	1.14	% ^	03/25/2037	5,784,271
13,570,229	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	1.35%		07/25/2036	697,221
13,570,317	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.15	% I/F I/O	07/25/2036	3,026,067
5,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46	% ^§	03/25/2022	4,370,030
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75	% ^	03/17/2038	3,778,436
2,117,331	Velocity Commercial Capital Loan Trust, Series 2018-2-M1	4.26	% # ^	10/26/2048	2,059,174
3,123,809	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51	% # ^	10/26/2048	2,807,412
782,779	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72	% # ^	10/26/2048	698,404
1,615,702	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70	% # ^	03/25/2049	1,085,406
3,258,906	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99	% # ^	07/25/2049	2,394,809
822,939	Verus Securitization Trust, Series 2017-1A-A3	3.72	% # ^	01/25/2047	809,762
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73	% # ^	11/25/2059	2,620,301
864,583	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	824,639
545,196	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	511,806
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.25%		04/25/2037	2,699,988

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $302,796,229)					265,465,810

US Corporate Bonds - 7.2%
565,000	Acrisure LLC	8.13	% ^	02/15/2024	553,516
435,000	Advanced Drainage Systems, Inc.	5.00	% ^	09/30/2027	390,866
565,000	AECOM	5.13%		03/15/2027	513,327
350,000	Air Medical Merger Sub Corporation	6.38	% ^	05/15/2023	313,686
305,000	Albertsons LLC	4.63	% ^	01/15/2027	305,168
275,000	Alliant Holdings Intermediate LLC	6.75	% ^	10/15/2027	259,036
410,000	Allied Universal Holding Company	6.63	% ^	07/15/2026	403,595
345,000	Allied Universal Holding Company	9.75	% ^	07/15/2027	327,532
800,000	Allison Transmission, Inc.	5.00	% ^	10/01/2024	781,976
325,000	AMC Merger, Inc.	8.00	% ^	05/15/2025	189,717
250,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	194,636
239,000	Antero Midstream Partners LP	5.75	% ^	03/01/2027	154,770
600,000	Arconic Corporation	6.13	% ^	02/15/2028	618,000
435,000	Argos Merger Sub, Inc.	7.13	% ^	03/15/2023	413,032
86,000	Asbury Automotive Group, Inc.	4.50	% ^	03/01/2028	73,745
86,000	Asbury Automotive Group, Inc.	4.75	% ^	03/01/2030	73,745
185,000	Ascend Learning LLC	6.88	% ^	08/01/2025	181,068
580,000	Ascend Learning LLC	6.88	% ^	08/01/2025	567,672
675,000	AssuredPartners, Inc.	7.00	% ^	08/15/2025	612,542
240,000	B&G Foods, Inc.	5.25%		04/01/2025	235,660
185,000	B&G Foods, Inc.	5.25%		09/15/2027	181,069
195,000	Banff Merger Sub, Inc.	9.75	% ^	09/01/2026	173,077
545,000	Bausch Health Companies, Inc.	7.00	% ^	01/15/2028	568,190
310,000	Bausch Health Companies, Inc.	5.00	% ^	01/30/2028	295,802
315,000	Bausch Health Companies, Inc.	5.25	% ^	01/30/2030	296,887
495,000	Beacon Roofing Supply, Inc.	4.88	% ^	11/01/2025	449,834
190,000	Beacon Roofing Supply, Inc.	4.50	% ^	11/15/2026	176,044
515,000	Boyd Gaming Corporation	4.75	% ^	12/01/2027	427,733
785,000	Boyne USA, Inc.	7.25	% ^	05/01/2025	756,540
139,000	Builders FirstSource, Inc.	6.75	% ^	06/01/2027	137,407
320,000	Builders FirstSource, Inc.	5.00	% ^	03/01/2030	289,800
275,000	Calpine Corporation	5.25	% ^	06/01/2026	263,166
210,000	Calpine Corporation	4.50	% ^	02/15/2028	204,330
130,000	Calpine Corporation	5.13	% ^	03/15/2028	120,575
150,000	Carvana Company	8.88	% ^	10/01/2023	142,870
135,000	Castle US Holding Corporation	9.50	% ^	02/15/2028	129,009
505,000	Catalent Pharma Solutions, Inc.	5.00	% ^	07/15/2027	492,653
1,520,000	CCO Holdings LLC	5.75	% ^	02/15/2026	1,544,244

605,000	CCO Holdings LLC	4.75	% ^	03/01/2030	606,845
295,000	CCO Holdings LLC	4.50	% ^	08/15/2030	290,759
275,000	CDK Global, Inc.	5.88%		06/15/2026	292,064
35,000	CDK Global, Inc.	5.25	% ^	05/15/2029	35,831
420,000	Cedar Fair LP	5.25	% ^	07/15/2029	357,231
285,000	Cengage Learning, Inc.	9.50	% ^	06/15/2024	213,392
370,000	Centene Corporation	4.25	% ^	12/15/2027	372,756
285,000	Centene Corporation	3.38	% ^	02/15/2030	266,119
270,000	Century Communities, Inc.	6.75%		06/01/2027	220,411
310,000	CenturyLink, Inc.	5.13	% ^	12/15/2026	310,775
280,000	CenturyLink, Inc.	4.00	% ^	02/15/2027	269,500
300,000	Charles River Laboratories International, Inc.	4.25	% ^	05/01/2028	290,835
610,000	Cheniere Energy Partners LP	5.25%		10/01/2025	571,857
315,000	Cheniere Energy Partners LP	5.63%		10/01/2026	294,721
190,000	Cheniere Energy Partners LP	4.50	% ^	10/01/2029	170,154
490,000	Clean Harbors, Inc.	4.88	% ^	07/15/2027	482,380
110,000	Clean Harbors, Inc.	5.13	% ^	07/15/2029	103,240
302,000	Clear Channel Worldwide Holdings, Inc.	9.25	% ^	02/15/2024	261,609
305,000	Clearway Energy Operating LLC	4.75	% ^	03/15/2028	284,031
407,000	CNX Midstream Partners LP	6.50	% ^	03/15/2026	284,307
320,000	CommScope Finance LLC	5.50	% ^	03/01/2024	325,842
130,000	CommScope Finance LLC	6.00	% ^	03/01/2026	130,536
310,000	Constellation Merger Sub, Inc.	8.50	% ^	09/15/2025	188,711
780,000	Cott Holdings, Inc.	5.50	% ^	04/01/2025	761,479
380,000	CRC Issuer LLC	5.25	% ^	10/15/2025	277,286
510,000	Credit Acceptance Corporation	6.63%		03/15/2026	484,500
410,000	Crown Americas LLC	4.50%		01/15/2023	422,907
515,000	CSC Holdings LLC	5.25%		06/01/2024	519,504
645,000	CSC Holdings LLC	5.75	% ^	01/15/2030	652,875
495,000	CSI Compressco LP	7.50	% ^	04/01/2025	335,984
230,000	Dana Financing Ltd.	5.75	% ^	04/15/2025	202,111
100,000	Dana, Inc.	5.38%		11/15/2027	81,750
135,000	Dealer Tire LLC	8.00	% ^	02/01/2028	109,012
365,000	Diamond Sports Group LLC	5.38	% ^	08/15/2026	298,622
300,000	DISH DBS Corporation	5.88%		11/15/2024	294,025
230,000	Dun & Bradstreet Corporation	6.88	% ^	08/15/2026	240,494
160,000	Dun & Bradstreet Corporation	10.25	% ^	02/15/2027	170,488
300,000	EES Finance Corporation	8.13%		05/01/2025	199,500
390,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	353,439
295,000	Embarq Corporation	8.00%		06/01/2036	293,621
140,000	Encompass Health Corporation	4.50%		02/01/2028	138,082
45,000	Encompass Health Corporation	4.75%		02/01/2030	44,575
540,000	Energizer Holdings, Inc.	7.75	% ^	01/15/2027	561,195
215,000	Envision Healthcare Corporation	8.75	% ^	10/15/2026	53,974
255,000	EP Energy LLC	0.00	% ^ Ω	05/15/2026	36,975
901,000	ESH Hospitality, Inc.	5.25	% ^	05/01/2025	762,476
185,000	ESH Hospitality, Inc.	4.63	% ^	10/01/2027	145,327

155,000	Extraction Oil & Gas, Inc.	5.63	% ^	02/01/2026	26,899
345,000	Financial & Risk US Holdings, Inc.	6.25	% ^	05/15/2026	358,127
355,000	Financial & Risk US Holdings, Inc.	8.25	% ^	11/15/2026	375,412
310,000	Flex Acquisition Company, Inc.	6.88	% ^	01/15/2025	292,166
220,000	Ford Motor Company	7.45%		07/16/2031	159,500
430,000	Foresight Energy LLC	0.00	% ^ Ω	04/01/2023	1,612
365,000	Front Range BidCo, Inc.	4.00	% ^	03/01/2027	351,313
165,000	Front Range BidCo, Inc.	6.13	% ^	03/01/2028	157,678
590,000	Frontdoor, Inc.	6.75	% ^	08/15/2026	569,965
120,000	Frontier Communications Corporation	8.50	% Ω	04/15/2020	32,400
220,000	Frontier Communications Corporation	7.13	% Ω	01/15/2023	52,800
175,000	Frontier Communications Corporation	8.50	% ^	04/01/2026	160,904
175,000	Frontier Communications Corporation	8.00	% ^	04/01/2027	173,570
237,000	FTS International, Inc.	6.25%		05/01/2022	84,357
385,000	Gates Global LLC	6.25	% ^	01/15/2026	342,844
775,000	Genesys Telecommunications Laboratories, Inc.	10.00	% ^	11/30/2024	797,510
515,000	Global Aircraft Leasing Company (PIK 7.25%)	6.50	% ^	09/15/2024	335,522
240,000	Golden Entertainment, Inc.	7.63	% ^	04/15/2026	160,108
695,000	Golden Nugget, Inc.	6.75	% ^	10/15/2024	442,965
185,000	Golden Nugget, Inc.	8.75	% ^	10/01/2025	96,888
200,000	Gray Television, Inc.	5.13	% ^	10/15/2024	194,501
225,000	Gray Television, Inc.	7.00	% ^	05/15/2027	225,124
305,000	Griffon Corporation	5.75	% ^	03/01/2028	288,416
180,000	GrubHub Holdings, Inc.	5.50	% ^	07/01/2027	160,299
300,000	GTT Communications, Inc.	7.88	% ^	12/31/2024	195,750
400,000	Gulfport Energy Corporation	6.38%		05/15/2025	100,498
765,000	HCA, Inc.	5.38%		09/01/2026	793,745
480,000	HCA, Inc.	3.50%		09/01/2030	437,458
374,000	Hess Midstream Operations LP	5.63	% ^	02/15/2026	266,674
475,000	Hess Midstream Operations LP	5.13	% ^	06/15/2028	335,611
225,000	Hexion, Inc.	7.88	% ^	07/15/2027	192,954
425,000	HilCorporationEnergy LP	6.25	% ^	11/01/2028	190,631
105,000	Hillman Group, Inc.	6.38	% ^	07/15/2022	82,392
230,000	Hill-Rom Holdings, Inc.	4.38	% ^	09/15/2027	228,515
600,000	Horizon Pharma USA, Inc.	5.50	% ^	08/01/2027	605,670
585,000	IAA, Inc.	5.50	% ^	06/15/2027	569,234
300,000	Icahn Enterprises LP	5.25%		05/15/2027	279,375
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	47,132
235,000	iHeartCommunications, Inc.	5.25	% ^	08/15/2027	206,083
205,000	Indigo Natural Resources LLC	6.88	% ^	02/15/2026	136,853
335,000	Installed Building Products, Inc.	5.75	% ^	02/01/2028	321,949
675,000	IRB Holding Corporation	6.75	% ^	02/15/2026	537,609
185,000	Iron Mountain, Inc.	4.88	% ^	09/15/2029	175,074
235,000	iStar, Inc.	4.75%		10/01/2024	198,870
95,000	JBS Finance, Inc.	5.88	% ^	07/15/2024	96,544
65,000	JBS Finance, Inc.	5.75	% ^	06/15/2025	66,218
260,000	JBS Finance, Inc.	6.50	% ^	04/15/2029	280,345

165,000	JBS Finance, Inc.	5.50	% ^	01/15/2030	171,278
390,000	JBS USA Finance, Inc.	6.75	% ^	02/15/2028	418,489
635,000	JELD-WEN, Inc.	4.63	% ^	12/15/2025	564,353
560,000	KAR Auction Services, Inc.	5.13	% ^	06/01/2025	538,303
465,000	Kraft Heinz Foods Company	3.95%		07/15/2025	458,035
345,000	Kraft Heinz Foods Company	5.00%		07/15/2035	345,311
935,000	Kraft Heinz Foods Company	5.20%		07/15/2045	904,258
350,000	Kraton Polymers LLC	7.00	% ^	04/15/2025	312,701
335,000	Kratos Defense & Security Solutions, Inc.	6.50	% ^	11/30/2025	309,455
350,000	Level 3 Financing, Inc.	4.63	% ^	09/15/2027	349,808
320,000	LifePoint Health, Inc.	4.38	% ^	02/15/2027	303,840
365,000	Lions Gate Capital Holdings LLC	6.38	% ^	02/01/2024	323,927
680,000	Live Nation Entertainment, Inc.	5.63	% ^	03/15/2026	611,009
720,000	LTF Merger Sub, Inc.	8.50	% ^	06/15/2023	596,696
285,000	M/I Homes, Inc.	4.95	% ^	02/01/2028	244,031
440,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	385,274
470,000	Masonite International Corporation	5.75	% ^	09/15/2026	464,615
590,000	Match Group, Inc.	5.00	% ^	12/15/2027	568,490
360,000	Matterhorn Merger Sub LLC	8.50	% ^	06/01/2026	287,879
430,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	375,713
335,000	MGM Resorts International	5.75%		06/15/2025	302,327
290,000	Moss Creek Resources Holdings, Inc.	7.50	% ^	01/15/2026	86,577
465,000	MPH Acquisition Holdings LLC	7.13	% ^	06/01/2024	408,051
110,000	MPT Operating Partnership LP	5.25%		08/01/2026	110,216
695,000	MPT Operating Partnership LP	5.00%		10/15/2027	679,415
90,000	MSCI, Inc.	3.63	% ^	09/01/2030	85,894
570,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	537,539
240,000	Nabors Industries Ltd.	7.25	% ^	01/15/2026	83,400
50,000	Nationstar Mortgage Holdings, Inc.	6.00	% ^	01/15/2027	42,781
640,000	Navient Corporation	6.50%		06/15/2022	625,741
225,000	Navient Corporation	5.00%		03/15/2027	195,120
495,000	NCL Corporation	3.63	% ^	12/15/2024	319,424
175,000	Netflix, Inc.	5.38	% ^	11/15/2029	183,846
245,000	Nexstar Broadcasting, Inc.	5.63	% ^	07/15/2027	240,847
425,000	NFP Corporation	6.88	% ^	07/15/2025	421,800
205,000	NGL Energy Partners LP	7.50%		04/15/2026	73,209
185,000	Novelis Corporation	4.75	% ^	01/30/2030	165,691
590,000	NuStar Logistics LP	6.00%		06/01/2026	439,917
360,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	73,800
260,000	Oasis Petroleum, Inc.	6.25	% ^	05/01/2026	43,570
220,000	Occidental Petroleum Corporation	2.70%		08/15/2022	157,069
70,000	OPE KAG Finance Sub, Inc.	7.88	% ^	07/31/2023	59,368
305,000	Ortho-Clinical Diagnostics Inc.	7.25	% ^	02/01/2028	264,557
335,000	Panther BF Aggregator LP	6.25	% ^	05/15/2026	318,458
240,000	Panther BF Aggregator LP	8.50	% ^	05/15/2027	210,708
595,000	Par Petroleum Finance Corporation	7.75	% ^	12/15/2025	378,566
475,000	Parsley Energy LLC	5.63	% ^	10/15/2027	337,511

180,000	PBF Holding LLC	6.00	% ^	02/15/2028	122,400
305,000	Peabody Securities Finance Corporation	6.00	% ^	03/31/2022	209,688
605,000	Penn National Gaming, Inc.	5.63	% ^	01/15/2027	454,000
595,000	Performance Food Group, Inc.	5.50	% ^	10/15/2027	556,370
245,000	PetSmart, Inc.	5.88	% ^	06/01/2025	243,163
440,000	Pilgrim’s Pride Corporation	5.88	% ^	09/30/2027	440,858
285,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50	% ^	12/01/2022	223,007
420,000	Polaris Intermediate Corporation (PIK 9.25%)	9.88	% ^	05/01/2024	334,427
105,000	Post Holdings, Inc.	5.50	% ^	12/15/2029	109,499
420,000	Post Holdings, Inc.	4.63	% ^	04/15/2030	405,300
255,000	Prime Security Services Borrower LLC	6.25	% ^	01/15/2028	221,850
315,000	QEP Resources, Inc.	5.25%		05/01/2023	118,913
245,000	QEP Resources, Inc.	5.63%		03/01/2026	91,281
120,000	Radiate Finance, Inc.	6.88	% ^	02/15/2023	110,249
365,000	Radiology Partners, Inc.	9.25	% ^	02/01/2028	318,736
520,000	Resideo Funding, Inc.	6.13	% ^	11/01/2026	457,639
255,000	Riverbed Technology, Inc.	8.88	% ^	03/01/2023	163,200
360,000	Schweitzer-Mauduit International, Inc.	6.88	% ^	10/01/2026	361,275
410,000	Scientific Games International, Inc.	5.00	% ^	10/15/2025	359,775
175,000	Scientific Games International, Inc.	8.25	% ^	03/15/2026	113,003
335,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	321,625
240,000	Scripps Escrow, Inc.	5.88	% ^	07/15/2027	212,532
685,000	Select Medical Corporation	6.25	% ^	08/15/2026	688,771
190,000	Silgan Holdings, Inc.	4.13	% ^	02/01/2028	176,700
260,000	Sirius XM Radio, Inc.	5.50	% ^	07/01/2029	266,643
700,000	Six Flags Entertainment Corporation	4.88	% ^	07/31/2024	597,629
285,000	Spectrum Brands, Inc.	5.00	% ^	10/01/2029	244,685
210,000	Springleaf Finance Corporation	6.88%		03/15/2025	213,064
60,000	Springleaf Finance Corporation	7.13%		03/15/2026	59,063
95,000	Springleaf Finance Corporation	6.63%		01/15/2028	89,485
200,000	Springleaf Finance Corporation	5.38%		11/15/2029	184,214
900,000	Sprint Capital Corporation	6.88%		11/15/2028	1,032,975
865,000	Sprint Corporation	7.13%		06/15/2024	955,812
185,000	Sprint Corporation	7.25	% ^	02/01/2028	186,619
245,000	Staples, Inc.	7.50	% ^	04/15/2026	215,754
115,000	Staples, Inc.	10.75	% ^	04/15/2027	88,878
675,000	SunCoke Energy Partners Finance Corporation	7.50	% ^	06/15/2025	491,042
430,000	Sunoco LP	5.50%		02/15/2026	375,744
230,000	Sunoco LP	6.00%		04/15/2027	199,403
250,000	Talen Energy Supply LLC	6.63	% ^	01/15/2028	211,614
220,000	Tapstone Energy Finance Corporation	0.00	% ^ Ω	06/01/2022	2,530
395,000	Targa Resources Partners Finance Corporation	5.88%		04/15/2026	331,058
180,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	154,800
200,000	Targa Resources Partners Finance Corporation	5.50	% ^	03/01/2030	156,250
459,000	Tempo Acquisition LLC	6.75	% ^	06/01/2025	423,441
395,000	Tenet Healthcare Corporation	7.00%		08/01/2025	344,146
410,000	Tenet Healthcare Corporation	4.88	% ^	01/01/2026	392,063

435,000	Tenet Healthcare Corporation	6.25	% ^	02/01/2027	425,756
175,000	Tenet Healthcare Corporation	5.13	% ^	11/01/2027	167,781
125,000	Terrier Media Buyer, Inc.	8.88	% ^	12/15/2027	105,938
365,000	The William Carter Company	5.63	% ^	03/15/2027	352,419
610,000	TransDigm, Inc.	6.25	% ^	03/15/2026	610,379
305,000	TransDigm, Inc.	6.38%		06/15/2026	293,730
285,000	TransDigm, Inc.	5.50	% ^	11/15/2027	257,369
162,827	Transocean Guardian Ltd.	5.88	% ^	01/15/2024	131,478
535,000	Transocean Poseidon Ltd.	6.88	% ^	02/01/2027	437,078
315,000	Transocean Proteus Ltd.	6.25	% ^	12/01/2024	254,755
245,000	Transocean, Inc.	8.00	% ^	02/01/2027	117,294
305,000	Trident TPI Holdings, Inc.	6.63	% ^	11/01/2025	247,433
120,000	Triumph Group, Inc.	6.25	% ^	09/15/2024	107,708
315,000	Triumph Group, Inc.	7.75%		08/15/2025	226,405
535,000	Twin River Worldwide Holdings, Inc.	6.75	% ^	06/01/2027	405,820
295,000	Uber Technologies, Inc.	8.00	% ^	11/01/2026	292,945
160,000	Uber Technologies, Inc.	7.50	% ^	09/15/2027	159,164
285,000	United Rentals North America, Inc.	6.50%		12/15/2026	290,857
85,000	United Rentals North America, Inc.	5.25%		01/15/2030	85,446
295,000	United Rentals North America, Inc.	4.00%		07/15/2030	265,131
175,000	Univision Communications, Inc.	5.13	% ^	05/15/2023	156,188
535,000	USA Compression Partners LP	6.88%		09/01/2027	334,669
538,000	Verscend Escrow Corporation	9.75	% ^	08/15/2026	541,064
55,000	VICI Properties LP	3.75	% ^	02/15/2027	52,147
65,000	VICI Properties LP	4.13	% ^	08/15/2030	61,953
825,000	Viking Cruises Ltd.	5.88	% ^	09/15/2027	487,295
140,000	Vine Oil & Gas Finance Corporation	8.75	% ^	04/15/2023	34,300
300,000	Viper Energy Partners LP	5.38	% ^	11/01/2027	253,665
285,000	Vizient, Inc.	6.25	% ^	05/15/2027	286,840
450,000	Wand Merger Corporation	8.13	% ^	07/15/2023	442,825
295,000	Waste Pro, Inc.	5.50	% ^	02/15/2026	275,756
14,000	Weatherford International Ltd.	11.00	% ^	12/01/2024	8,547
395,000	West Street Merger Sub, Inc.	6.38	% ^	09/01/2025	347,272
165,000	WeWork Cos, Inc.	7.88	% ^	05/01/2025	62,283
560,000	Whiting Petroleum Corporation	6.63%		01/15/2026	42,042
290,000	Wolverine Escrow LLC	9.00	% ^	11/15/2026	237,221
335,000	WPX Energy, Inc.	5.25%		10/15/2027	186,109
370,000	WPX Energy, Inc.	4.50%		01/15/2030	202,298
120,000	Yum! Brands, Inc.	7.75	% ^	04/01/2025	126,300
285,000	Yum! Brands, Inc.	4.75	% ^	01/15/2030	267,031

Total US Corporate Bonds (Cost $91,899,975)					79,113,421

US Government and Agency Mortgage Backed Obligations - 0.6%
6,050,354	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.31	% # I/O	03/25/2023	183,707
7,100,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-B1 (1 Month LIBOR USD + 25.00%, 2.50% Floor)	3.45	% ^	02/25/2050	2,471,989
2,064,959	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.75	% I/F I/O	09/15/2041	343,940
394,719	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	413,517
541,220	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	578,313
765,693	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	789,730
101,726,383	Government National Mortgage Association, Series 2013-155-IB	0.20	% # I/O	09/16/2053	1,662,789

Total US Government and Agency Mortgage Backed Obligations (Cost $11,673,986)					6,443,985

US Government and Agency Obligations - 3.4%
32,507,241	United States Treasury Inflation Indexed Bonds	0.63%		04/15/2023	32,757,922
5,216,535	United States Treasury Inflation Indexed Bonds	0.50%		04/15/2024	5,293,378

Total US Government and Agency Obligations (Cost $37,934,511)					38,051,300

Affiliated Mutual Funds - 9.6%
10,365,365	DoubleLine Global Bond Fund (Class I)				105,830,380

Total Affiliated Mutual Funds (Cost $106,418,043)					105,830,380

Exchange Traded Funds and Common Stocks - 0.0%
5,568	Frontera Energy Corporation				13,754
1,977	Weatherford International PLC *				11,763

Total Exchange Traded Funds and Common Stocks (Cost $631,863)					25,517

Warrants - –%
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ			0

Total Warrants (Cost $–)				0

Short Term Investments - 2.7%
10,141,547	First American Government Obligations Fund - Class U	0.47	% ♦	10,141,547
10,141,547	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36	% ♦	10,141,547
10,141,547	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26	% ♦	10,141,547

Total Short Term Investments (Cost $30,424,641)				30,424,641

Total Investments - 98.2% (Cost $1,266,509,024)				1,084,545,992
Other Assets in Excess of Liabilities - 1.8%				20,168,928

NET ASSETS - 100.0%				$1,104,714,920

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

P/O	Principal only security
#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

Þ	Value determined using significant unobservable inputs.
†	Perpetual Maturity
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
I/O	Interest only security
Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2020
&	Unfunded or partially unfunded loan commitment. At March 31, 2020, the value of these securities amounted to $85,770 or 0.0% of net assets.
BRL	Brazilian Real
*	Non-income producing security
~	Represents less than 0.05% of net assets
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments - summary, of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund (four of the funds constituting DoubleLine Funds Trust, herein collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 21, 2020

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/27/2020

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial and Accounting Officer

Date	5/27/2020